PACIFIC SELECT VUL-ACCUMULATION PROSPECTUS MAY 1, 2017

Pacific Select VUL-Accumulation is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company through Pacific Select Exec Separate Account of Pacific Life.

• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

• Variable means the Policy’s value depends on the performance of the Investment Options you choose.

• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

This Policy has a selection of Investment Options for you to choose from.

The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

American Funds Insurance Series®

BlackRock® Variable Series Funds, Inc.

Dreyfus Variable Investment Fund

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

M Fund

Neuberger Berman Advisers Management Trust

Oppenheimer Variable Account Funds

Pacific Select Fund

PIMCO Variable Insurance Trust

Royce Capital Fund

State Street Variable Insurance Series Funds, Inc.

(formerly called GE Investments Funds, Inc.)

T. Rowe Price Equity Series, Inc.

VanEck VIP Trust

You will find a complete list of each Variable Investment Option in the YOUR INVESTMENT OPTIONS section. This Policy also offers the following Fixed Options and Indexed Fixed Options:

FIXED OPTIONS Fixed Account Fixed LT Account	INDEXED FIXED OPTIONS 1 - Year Indexed Account 1 - Year High Par Indexed Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

A life insurance Policy may be appropriate if you are looking to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. Discuss with your life insurance producer whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance Policy is right for you.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS

Where To Go For More Information back cover

BENEFITS AND RISKS OF YOUR POLICY

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your life insurance producer for additional information about your Policy. This prospectus provides a description of the material rights and obligations under your Policy. Your Policy (including any Riders and/or endorsements) represents the contractual agreement between you and us.

The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement and outlined in Appendix B. You should refer to your Policy for these state specific features.

Pacific Life is a variable life insurance policy provider. It is not a fiduciary and therefore does not give advice or make recommendations regarding insurance or investment products. Only a life insurance producer who is also a fiduciary is required to advise if the variable life insurance policy purchase and any subsequent action taken with regard to the variable life insurance policy are in their client’s best interest.

Benefits of your policy

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the Death Benefit Option

• increase or decrease the Policy’s Total Face Amount

• change the Beneficiary

• change your investment selections.

Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is no lower than the death benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

• Option A – your Death Benefit will be the Total Face Amount of your Policy.

• Option B – your Death Benefit will be the Total Face Amount of your Policy plus its Accumulated Value.

• Option C – your Death Benefit will be the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value. However, the Death Benefit will never exceed the Option C Death Benefit Limit shown in the Policy Specifications.

You may choose between two Death Benefit Qualification Tests which are used to determine the Minimum Death Benefit:

• Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

• Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit. We may limit premium payments to prevent your policy from being classified as a Modified Endowment Contract.

Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

• Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

• Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

• Income benefits – you can use withdrawal or surrender benefits to elect an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to elect an income benefit.

• Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while an Insured is alive.

Investment Options

You can choose to allocate your Net Premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest. You may also invest in the Indexed Fixed Options.

You can transfer among the Fixed and Variable Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers. If you allocate your Net Premiums or Accumulated Value to the Indexed Fixed Options, you will not be able to transfer that Indexed Accumulated Value until the end of a Segment Term. At Segment Maturity you may only reallocate Segment Value to a new Segment or to the Fixed Options.

Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on the portion of any Death Benefit Proceeds that are payable as a lump sum at death. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution. Some Riders and settlement options may affect how the Death Benefit Proceeds are paid. See POLICY BENEFITS-Optional Riders and Benefits for more information.

Risks of your policy

Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your life insurance producer.

Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Lapse

Your Policy stays In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance Coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your life insurance producer.

Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

The value of the Segments in each of the Indexed Fixed Options is based on the two ways we credit interest to a Segment. We add interest using Segment Indexed Interest and Segment Guaranteed Interest. Segment Indexed Interest in part is based on any positive change in an external index. There is no guarantee that Segment Indexed Interest will be greater than zero. However, Segment Guaranteed Interest is credited daily to a Segment and is guaranteed.

In addition, we assess an asset charge on each of the Indexed Fixed Options based upon the Indexed Accumulated Value of those accounts. This charge is added to the Monthly Deductions under your Policy.

Withdrawals and Loans

Making a withdrawal or taking out a loan may:

• change your Policy’s tax status

• reduce your Policy’s Total Face Amount

• reduce your Policy’s Death Benefit

• reduce the Death Benefit Proceeds paid to your Beneficiary

• make your Policy more susceptible to lapsing

• limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

Policy Loans are not available until after the Free Look Period has expired, except as part of a 1035 exchange.

General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy becomes a Modified Endowment Contract (MEC), distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Indexed Interest Crediting Risk

We credit interest daily to Accumulated Value in the Indexed Fixed Options at a guaranteed rate of 1.00% annually for both the 1-Year Indexed Account and the 1-Year High Par Indexed Account (the Segment Guaranteed Interest). We also credit interest at Segment Maturity to Accumulated Value in the Indexed Fixed Options that is based in part on any positive change in the Index (the Segment Indexed Interest). If the underlying Index remains level or declines over a prolonged period of time and we have not credited Segment Indexed Interest, you may need to increase your premium payments to prevent the Policy from lapsing.

We assess a monthly Indexed Account Charge of 0.025% of the Indexed Accumulated Value. This charge is deducted from your policy’s Accumulated Value as part of the monthly deduction. The 1% Segment Guaranteed Interest Rate does not reflect reductions as a result of Monthly Deductions or the Indexed Account Charge.

Risks that We May Eliminate or Substitute the Index

There is no guarantee that the Index described in this prospectus will be available during the entire time you own your Policy. If the Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index would differ from the Index. This, in turn, may affect the Segment Indexed Interest you earn.

Risk that We May No Longer Offer the Indexed Fixed Options

There is no guarantee that we will offer the Indexed Fixed Options during the entire time you own your Policy. We may discontinue offering the Indexed Fixed Options at any time. If we discontinue the Indexed Fixed Options, you may transfer Indexed Accumulated Value to any other Investment Options consistent with your Policy’s investment restrictions at Segment Maturity. If you do not do so, your Indexed Accumulated Value will be reallocated to the Fixed Account.

No ownership rights

An allocation to the Indexed Fixed Options is not equivalent to investing in the underlying stocks comprising the Index. You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions.

Also, we are not affiliated with the Index or the underlying stocks comprising the Index. Consequently, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

No Additional Segment Allocations to an existing segment

You may not make any additional allocations from the Fixed Account into an existing Segment once it has been created.

Segment Maturity

At the end of a Segment Term, the Segment Value is either transferred to a new Indexed Account Segment, or to the Fixed Options.

Change in Growth Cap

We determine the Growth Cap under the Indexed Fixed Options. We may increase or decrease the Growth Cap for the 1-Year Indexed Account, but it will never be less than the minimum of 3%. We may increase or decrease the Growth Cap for the 1-Year High Par Indexed Account, but it will never be less than 2%.  Once a Segment is created, the Growth Cap for that segment cannot be changed. You may contact us or ask your life insurance producer for information on the current Growth Caps for the 1-Year Indexed Account and the 1-Year High Par Indexed Account.

Costs of Managing Segment Indexed Interest

We manage our obligation to credit Segment Indexed Interest in part by purchasing call options on the Index and by prospectively adjusting the Growth Cap on Segment Start Dates to reflect changes in the costs of purchasing such call options (the price of call options vary with market conditions). In certain cases, we may reduce the Growth Cap for a future Segment. If we do so, the amount of the Segment Indexed Interest which you may otherwise have received would be reduced. However, we will never reduce the Growth Cap below 3% for the 1-Year Indexed Account and 2% for the 1-Year High Par Indexed Account.

Risk that We May Defer Payment of Proceeds

We may defer surrenders, withdrawals, loans, and transfers from the Fixed or Indexed Fixed Options for up to six months.

Restrictions on Transfers to other Investment Options

Amounts allocated to Segments of the Indexed Fixed Options may not be transferred to any other Investment Option until the end of the Segment Term.

Effect of Deductions on Indexed Interest

Amounts deducted from the Indexed Fixed Options as a result of Account Deductions will receive a proportionate Segment Indexed Interest credit at the end of the Segment Term, based upon the average Segment monthly balances during the Segment Term.

The Change in Participation Rate

We determine the Participation Rate under each of the Indexed Fixed Options. We cannot set the Participation Rate to be lower than the guaranteed minimum Participation Rate or change the Participation Rate for any Segment after it has been created.

	Current Participation Rate	Guaranteed Minimum Participation Rate
1 - Year Indexed Account	100%	100%
1 - Year High-Par Indexed Account	150%	140%

The Participation Rate is used in the calculation of the Segment Indexed Interest Rate. For more information, see YOUR INVESTMENT OPTIONS-Indexed Fixed Options for more details.

Surrendering Your Policy

If you surrender your Policy no Indexed Interest will be credited to any Segments that have not yet reached their Segment Maturity.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Table 1 describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

TABLE 1 – Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Load Maximum guaranteed charge Current charge	Upon receipt of premium	6.25% of premium 2.15%–5.25% of premium
Minimum and Maximum “Maximum Surrender Charge”	Upon full surrender of Policy if any Coverage Layer has been in effect for less than 15 Policy Years	$0.12–$59.80 per $1,000 of Basic Life Coverage Layer[1]
Charge for a representative Insured

Charge is $16.59 per $1,000 of Basic Life Coverage Layer at end of Policy Year 1 for a male standard nonsmoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES
Withdrawal charge[2]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[2]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year
Audits of premium/loan[2]	Upon request of audit of 2 years or more	$25
Duplicate Policy[2,3]	Upon request of duplicate Policy	$50
Illustration request[2]	Upon request of Policy illustration in excess of 1 per year	$25
Annual Renewable Term Rider Unscheduled Face Amount increase[2]	Upon effective date of requested Face Amount increase	$100
Increasing an optional Rider[2]	Upon approval of specific request	$100

1 The Maximum Surrender Charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The Maximum Surrender Charge reduces to $0 after 15 years from the effective date of each Coverage Layer. The Maximum Surrender Charge shown in the table may not be typical of the Maximum Surrender Charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The Maximum Surrender Charge for your Policy will be stated in the Policy Specifications.

2 We currently do not impose this charge.

3 Certificate of Coverage is available without charge.

Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured

Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male standard nonsmoker who is Age 45 at Policy issue, with Death Benefit Options A3.

Current charge during Policy Year 1 is $0.04 per $1,000 of Net Amount At Risk for a male standard nonsmoker who is Age 45 at Policy issue, with Death Benefit Options A3.

Administrative charge[1]
Maximum charge	Monthly Payment Date	$15
Coverage charge[1,4]
Minimum and Maximum guaranteed charge	Monthly Payment Date, beginning on effective date of each Basic Life Coverage Layer	$2.62 – $85.39 per Policy[11] plus $0.07 - $23.11 per $1,000 of Basic Life Coverage Layer
Minimum and Maximum current charges		$2.62 – $85.39 per Policy[11] plus $0.01 - $11.46 per $1,000 of Basic Life Coverage Layer
Charge for a representative Insured

Maximum guaranteed charge during Policy Year 1 is $29.03 per Policy[11] plus $0.38 per $1,000 of Basic Life Coverage Layer for a male standard nonsmoker who is Age 45 at Policy issue, with Death Benefit Option A3.

Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.25% of Policy’s Loan Account balance annually[5]
Monthly Indexed Account charge
Maximum guaranteed and current charge	Monthly Payment Date	0.30% annually (0.025% monthly)[10] of Indexed Accumulated Value
OPTIONAL RIDERS AND BENEFITS[6]
RIDERS PROVIDING FACE AMOUNT COVERAGE ON THE INSURED:
Annual Renewable Term Rider
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charges		$0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male standard nonsmoker who is Age 45 at Policy issue, with Death Benefit Options A3.
Current charge during Policy Year 1 is $0.04 per $1,000 of Net Amount At Risk for a male standard nonsmoker who is Age 45 at Policy issue, with Death Benefit Options A3.
Coverage charge[1,4]
Minimum and Maximum guaranteed charge Minimum and Maximum current charges	Monthly Payment Date	$0.09–$20.99 per $1,000 of Rider Coverage Layer $0.01 - $1.15 per $1,000 of Rider Coverage Layer
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.46 per $1,000 of Rider Coverage Layer for a male standard nonsmoker who is Age 45 at Policy issue with Death Benefit Option A3

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Scheduled Annual Renewable Term Rider
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge Minimum and Maximum current charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk $0.01–$62.40 per $1,000 of Net Amount At Risk
Charge for a representative Insured Coverage charge1,4 Minimum and Maximum guaranteed charge Minimum and Maximum current charges Charge for a representative Insured

Current charge during Policy Year 1 is $0.04 per $1,000 of Rider Face Amount for a male standard nonsmoker who is Age 45 at Policy issue3

$0.09–$20.99 per $1,000 of Rider Coverage Layer

The current Coverage charge for this Rider is $0.

Maximum guaranteed charge during Policy Year 1 is $0.46 per $1,000 of Rider Coverage Layer for a male standard nonsmoker who is Age 45 at Policy issue with Death Benefit Option A3

RIDERS THAT PROVIDE ADDITIONAL CASH VALUE PROTECTION:
Overloan Protection 3 Rider
Minimum and Maximum guaranteed charge	At exercise of benefit	1.12%–4.52% of Accumulated Value on date of exercise[9]
Charge for a representative Insured		Maximum guaranteed charge for a male standard nonsmoker who exercises the Rider at Age 85 is 2.97% of Accumulated Value on date of exercise[3]
Short-Term No-Lapse Guarantee Rider
Minimum and Maximum guaranteed charge	Not applicable	$0
RIDERS THAT PROVIDE ADDITIONAL BENEFITS:
Accidental Death Benefit Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.05–$0.18 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.10 per $1,000 of Rider Face Amount for a male standard nonsmoker who is Age 45 at Policy issue[3]
Annual Renewable Term Rider–Additional Insured
Minimum and Maximum guaranteed charge Minimum and Maximum current charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Rider Face Amount $0.01–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.16 per $1,000 of Rider Face Amount for a female standard nonsmoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.07 per $1,000 of Rider Face Amount for a female standard nonsmoker who is Age 45 at Policy issue[3]
Benefit Distribution Rider
There is no current or guaranteed charge on this Rider.	Not applicable	Not applicable

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Children’s Term Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.75-$1.05 per $1,000 of insurance Coverage on each child
Charge for a representative Insured		Maximum guaranteed charge for a male standard nonsmoker during Policy Year 1 is $0.75 per $1,000 of Rider Face Amount who is Age 45 at Policy issue[3]
Conversion Rider
Minimum and Maximum guaranteed charge	At exercise of benefit	$0
Disability Benefit Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male standard nonsmoker who is Age 45 at Policy issue[3]
Guaranteed Insurability Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Layer
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.28 per $1,000 of Coverage Layer for a male standard nonsmoker who is Age 35 at Policy issue[3,7]
Premier LTC Rider For only new Policies issued on or after September 12, 2016
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02 - $1.87 per $1,000 of LTC Net Amount at Risk
Charge for a representative Insured		Maximum guaranteed charge is $0.34 per $1,000 of LTC NAR for a male, who is Age 55 at Policy Issue
Premier Living Benefits Rider
Minimum and Maximum guaranteed charge	At Rider exercise

There is no additional charge for this Rider. However, upon receiving a benefit payment there will be a reduction in Death Benefit and Policy values. See POLICY BENEFITS–Optional Riders and Benefits–Premier Living Benefits Rider

Terminal Illness Rider
Minimum and Maximum guaranteed charge	At Rider exercise

There is no additional charge for this Rider. However, upon receiving a benefit payment there will be a reduction in Death Benefit and Policy values. See POLICY BENEFITS–Optional Riders and Benefits–Terminal Illness Rider

Waiver of Charges Rider	Monthly Payment Date
Minimum and Maximum guaranteed charge		$0.04–$0.55 per $1,000 of Net Amount At Risk[8]
Charge for a representative Insured		Charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk[8] for a male standard nonsmoker who is Age 45 at Policy issue[3]

1 This charge is reduced to zero on and after your Policy’s Monthly Deduction End Date.

2 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insured’s Risk Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk.

3 Charges shown for this sample Policy may not be typical of the charges you will pay.

4 The Coverage charge rate is based on the Age, Gender, and Risk Class of the Insured on the Policy Date or date Rider is effective. It also varies with the Death Benefit Option you choose. Each Coverage Layer will have a corresponding Coverage charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. Ask your life insurance producer for information regarding this charge for your Policy. The Coverage charge for your Policy will be stated in the Policy Specifications.

5 In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 2.00%. Interest on the Loan Account and Policy Debt accrues daily. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment

Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

6 Riders are briefly described under THE DEATH BENEFIT – Optional Riders and Benefits. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

7 Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 Plus any Annual Renewable Term Rider – Additional Insured Face Amount. The minimum and maximum guaranteed charge for the Waiver of Charges Rider in California is $0.04 - $1.14 of Net Amount At Risk.

9 The charge to exercise the Overloan Protection 3 Rider is shown as a table in your Policy Specifications. The charge varies by the Insured’s gender, Risk Class and Age at the time the Rider is exercised. For more information on this Rider, see WITHDRAWALS, SURRENDERS AND LOANS – Overloan Protection 3 Rider.

10 The monthly Indexed Account charge may reduce each indexed account’s effective yield.

11 This charge applies to the initial Basic Coverage Layer only.

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2016, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	2.61%
	Minimum	Maximum
Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	2.20%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding operating expenses of that Fund and any waivers in effect for each particular Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you or your mean the policyholder or Owner. Pacific Life, we, us or our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select VUL-Accumulation variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (800) 800-7681.

1 – Year High Par Indexed Account – referred to as the “1 Year Indexed Account 3” in your Policy, is an account that is part of our General Account. We credit interest on the indexed account, in part, based on any positive change in an Index.

1 – Year Indexed Account – an account that is part of our General Account. We credit interest on the indexed account, in part, based on any positive change in an Index.

Accounts – consist of the Fixed Options, the Variable Accounts, the Indexed Fixed Options and the Loan Account, each of which may be referred to as an Account.

Account Deduction – is treated as a proportionate reduction to Fixed and Variable Investment Options. Any deduction in excess of the Fixed and Variable Investment Options will be deducted from the Indexed Fixed Options as a segment deduction.

Accumulated Value – the total amount of your Policy’s Variable Accumulated Value, Fixed Accumulated Value, Indexed Accumulated Value and the Loan Account Value, on any Business Day.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Basic Face Amount – is the sum of the Face Amounts of all Basic Life Coverage Layers on the Insured. The Face Amount of the initial Basic Life Coverage is shown in the Policy Specifications.

Basic Life Coverage – is insurance Coverage on the Insured provided by this Policy as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. Certain Riders may provide life insurance Coverage, but such amounts are not included in the Basic Life Coverage.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Division are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – is considered in determining Policy charges, interest credited, and certain limitations on Policy features and benefit, and depends on a number of factors, including but not limited to the Death Benefit, Basic and Total Face Amount, Coverage Layer, Policy Date, Policy duration, premiums paid, Policy Accumulated Value, Policy ownership structure, the Insured’s Age and Risk Class, requested or scheduled increases in Coverage Layers, and the presence and attributes of Policy features and benefits and optional Riders.

Closing Value – the value of the Index as of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time. If no closing value is published for a given day, we will use the closing value for the next day for which closing value is published.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Layer – is a Basic Life Coverage Layer or a layer of insurance Coverage on the Insured under an optional Rider.

Coverage Layer Date – is the effective date of a particular Coverage Layer and is the date used to determine Coverage Layer months, years and anniversaries. The Coverage Layer Date for the initial Coverage Layer is the Policy Date as shown in the Policy Specifications.

Cumulative Segment Guaranteed Interest Rate – the Segment Guaranteed Interest Rate compounded annually for the number of years in the Segment Term.

Cutoff Date – 4pm Eastern time, two Business Days before the Segment Start Date.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Designated Amount – the amount you instruct us to allocate to an Indexed Fixed Option. We will only transfer the Designated Amount (or such lesser amount if Policy charges have been deducted, or if you have taken a withdrawal or loan) to an Indexed Fixed Option on a Segment Start Date. Any interest earned on the Designated Amount while it is allocated to the Fixed Account will not be transferred to an Indexed Fixed Option on a Segment Start Date.

Face Amount – the amount of insurance Coverage on the Insured provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. The Face Amount is subject to increase or decrease as provided elsewhere in the Policy.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Accumulated Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Options – Investment Options that are part of our General Account and that consist of one or more fixed accounts available under this Policy. The fixed accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net Premiums and Accumulated Value under the Policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Fidelity® VIP Government Money Market Variable Account to the Investment Options you chose.

Fund –AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity® Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, M Fund, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Pacific Select Fund, PIMCO Variable Insurance Trust, Royce Capital Fund, State Street Variable Insurance Series Funds, Inc., T. Rowe Price Equity Series, Inc., VanEck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Grace Period – a 61-day period, beginning on the date we send you, and anyone to whom you have assigned your Policy, notice that your Policy’s Accumulated Value less Policy Debt is insufficient to pay the total monthly charge. The Grace Period gives you 61 days in which to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing.

Growth Cap – the maximum total interest rate for a Segment over the Segment Term, as described in the Indexed Fixed Options, including both Cumulative Segment Guaranteed Interest Rate and the Segment Indexed Interest Rate.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

Index – The Standard & Poor’s 500® Composite Stock Price Index, excluding dividends (“S&P 500®”).

Indexed Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Indexed Fixed Options. The Indexed Accumulated Value will not include Segment Indexed Interest for any Segments that have not reached Segment Maturity.

Indexed Fixed Option Value – the sum of the Segment Values for all Segments in the Indexed Fixed Options.

Indexed Fixed Options – Investment Options that are part of our General Account and that consist of one or more indexed accounts available under this Policy. The indexed accounts available as of the Policy Date are the 1-Year Indexed Account and the 1-Year High Par Indexed Account.

Index Growth Rate – (b ÷ a) – 1, where:

a = the Closing Value of the Index as of the day before the beginning of the Segment Term; and

b = the Closing Value of the Index as of the day before the end of the Segment Term.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.

In Proper Form – is when we will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. In Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your life insurance producer if you have questions about the proper form required for a request.

Insured – the person on whose life the Policy is issued.

Investment Option – a Variable Investment Option, Fixed Option or Indexed Fixed Option.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Account Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Lockout Period – a 12-month period of time during which you may not make any transfers into the Indexed Fixed Options. A Lockout Period begins any time a deduction is taken from the Indexed Fixed Options as a result of a loan or withdrawal that is not part of a Systematic Distribution Program.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Monthly Deduction – an amount that is deducted monthly from your Policy’s Accumulated Value on the Monthly Payment Date until the Monthly Deduction End Date. The Monthly Deduction is the sum of the cost of insurance charge, the administrative charge, the Coverage charge, the monthly Indexed Account charge and any charge for optional Riders and benefits.

Monthly Deduction End Date – is the date when Monthly Deductions end as shown in the Policy Specifications.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0016516, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Participation Rate – the percentage of the Index Growth Rate used to calculate the Segment Indexed Interest Rate.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost. Any optional Rider which offers additional life insurance Coverage on the Insured will have an initial Face Amount and any increase is also referred to as a “Coverage Layer”.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges.

Segment – a portion of your Accumulated Value in an Indexed Fixed Option. We create a Segment when Accumulated Value is transferred from the Fixed Account to an Indexed Fixed Option.

Segment Guaranteed Interest – the interest we credit daily to each Segment in the 1-Year Indexed Account and 1-Year High Par Indexed Account from the Segment Start Date to the Segment Maturity at an annual rate equal to 1% for the Indexed Fixed Options.

Segment Indexed Interest – additional interest may be credited to the Segment at the end of the Segment Term based on the performance of the Index.

Segment Indexed Interest Rate – The Segment Indexed Interest Rate reflects any growth in the Index, multiplied by the Participation Rate, subject to the Growth Cap, that exceeds the Cumulative Segment Guaranteed Interest Rate. It is equal to [the lesser of (a × b) and c] - d, but not less than zero where:

a = Index Growth Rate

b = Participation Rate

c = Growth Cap

d = Cumulative Segment Guaranteed Interest Rate

Segment Maturity – the end of the Segment Term and the date we calculate any Segment Indexed Interest and credit it to the Segment.

Segment Maturity Value – the value of the Segment at Segment Maturity, including any Segment Indexed Interest.

Segment Start Dates – the dates on which transfers into the Indexed Fixed Options may occur, generally the 15th of each month as shown in your Policy Specifications. We use a Segment Start Date to determine Segment months and Segment years.

Segment Term – a one-year period beginning on the Segment Start Date and ending on the Segment Maturity date.

Segment Value – the amount transferred to an Indexed Fixed Option from the Fixed Account on the Segment Start Date. After the Segment Start Date, the Segment Value equals a + b - c + d where:

a = the Segment Value as of the previous day;

b = the Segment Guaranteed Interest since the previous day;

c = any Segment Deductions since the previous day; and

d = any Segment Indexed Interest credited only at Segment Maturity.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Supplemental Schedule of Coverage – is the written notice we will provide you reflecting certain changes made to your Policy after the Policy Date.

Systematic Distribution Program – a program of periodic distribution that we designate, which includes periodic distribution of the Policy’s Accumulated Value through Policy loans and withdrawals.

Total Face Amount – the sum of Face Amount of Basic Life Coverage and the Face Amounts of any Riders providing insurance coverage on the Insured, unless specifically excluded.

Total Interest Credited – the sum of Segment Indexed Interest plus Segment Guaranteed Interest that we credit to a Segment within the Indexed Fixed Options.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Variable Accounts.

Variable Investment Option – a Variable Account or Variable Option.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us at our Administrative Office, containing information we need to act on the request.

POLICY BASICS

Pacific Select VUL-Accumulation is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

When you buy a Pacific Select VUL-Accumulation life insurance Policy, you are entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your life insurance producer will assist you in completing your application for the Policy. Your life insurance producer’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your life insurance producer for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your life insurance producer.

Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

• all necessary contractual and administrative requirements are met, and

• we receive and apply the initial premium to the Policy.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your life insurance producer will review them with you no later than when the Policy is delivered. See HOW PREMIUMS WORK – Your Initial Premium for more information.

Your Policy will be In Force until one of the following happens:

• the Insured dies

• the Grace Period expires and your Policy lapses, or

• you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your life insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your life insurance producer or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person who is Age 90 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

• You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

• You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your life insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Policy Date

Your Policy Date

This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your life insurance producer may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your life insurance producer for additional details.

Backdating your Policy

You can have your Policy backdated up to 6 months, as long as we approve it.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy

Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

• the date your Policy is delivered to you and you paid initial premium, or

• the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which Coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no Coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it with instructions to us or your life insurance producer for a refund. The amount refunded may be more or less than the premium payments you have made and the length of the free look period may vary, depending on the state where you signed your application and the type of policy you purchased.

You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet or on a notice that accompanies it. Generally, the free look period ends 10 days after you receive your Policy, but in some states, the free look is different. See APPENDIX B: State Law Variations for a list of state variations to the free look period.

Some states may also have a different free look period if you are replacing another life insurance policy. APPENDIX B: State Law Variations also provides a list of state variations to the free look period for replacement policies. Please call us or your life insurance producer if you have questions about your Free Look Right.

We will allocate any premium payments we receive during the free look period in accordance with the requirements of the state in which your Policy was issued. In states that require us to return all premiums paid, your initial Net Premium will be allocated to the Fidelity VIP Government Money Market Variable Account and will remain there during the entire free look period. At the end of the free look period, your premiums will be allocated to the Variable Investment Options you selected. In states that do not require us to return all premiums paid, your initial Net Premium will be applied to the Variable Investment Options you selected.

If your Policy was issued in a state that requires us to refund your premium, the amount of the refund is the greater of premium payments received during the Free-Look Period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less Policy debt. If your Policy was issued in a state that does not require us to refund your premium, the amount we return to you will include:

• any charges or taxes we have deducted from your premiums;

• the Net Premiums allocated to the Fixed Options;

• the Accumulated Value allocated to the Variable Investment Options; and

• any monthly fees and charges we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

The amount of your refund may be more or less than the premium payments you have made, depending on the state in which your Policy was issued. See APPENDIX B: State Law Variations for information on which states do or do not require refund of premiums paid.

California Policies

For Policies issued in the state of California, the Policy’s free look period is 30 days from date of delivery as of the Policy effective date if:

• an individual Policyowner is Age 60 or older; or

• the Policyowner is either a Guardian, a Custodian or an Individual Trust, and the Insured is age 60 and over.

During the 30-day free look period, we will hold the Net Premiums in the Fidelity® VIP Government Money Market Variable Account. On the day following the end of the 30-day free look period, we will automatically transfer the Accumulated Value in the Fidelity® VIP Government Money Market Variable Account to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus. If you exercise your Free Look Right during the 30-day free look period, we will refund the premium payments you have made, less any Policy Debt. You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

• on your application

• in writing any time prior to the end of the 30-day free look period.

If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you have made. Your refund will be calculated as of the day we or your life insurance producer receive your request and the Policy. The refund will be:

• any charges or taxes we have deducted from your premiums

• the Net Premiums allocated to the Fixed Options

• the Accumulated Value allocated to the Variable Investment Options and the Indexed Fixed Options

• any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item In Proper Form.

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via list bill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: Transactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered In Proper Form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive In Proper Form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them In Proper Form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them In Proper Form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned Policies, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request In Proper Form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

• the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options and the Indexed Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 2.00% on any withdrawals or surrender proceeds from the Fixed Options or the Indexed Fixed Options that we delay for 10 days or more. If we defer payment of surrenders, withdrawals or loans for more than 10 days after we receive your request, we will pay interest at the rate required by the state in which the Policy is delivered, but not less than an annual rate equal to the guaranteed rate payable on the Fixed Options.

Death Benefit Proceeds paid are subject to the conditions and adjustments defined in other Policy provisions, such as General Provisions, Withdrawals, Policy Loans, and Timing of Payments. We will pay interest on the Death Benefit Proceeds from the date of death at a rate not less than the rate payable for funds left on deposit. If payment of Death Benefit Proceeds is delayed more than 31 calendar days after we receive the above requirements needed to pay the claim, we will pay additional interest at a rate of 10% annually beginning with the 31st calendar day. Death Benefit Proceeds are paid as a lump sum unless you choose another payment method, as described in POLICY BENEFITS-Optional Riders and Benefits-Benefit Distribution Rider and GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit. Contact us, your life insurance producer, or refer to your Policy or Rider to determine if state specific differences apply.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

• a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

• a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

• financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.Pacificlife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization

Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

• transfers between Investment Options

• transfers between the Fixed Options and Indexed Fixed Options

• initiate the dollar cost averaging and portfolio rebalancing service

• change future premium allocation instructions

• initiate Policy loans.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Transaction Authorization Form with us.

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

• A new Transaction Authorization Form will be required when a registered representative changes to a new Broker-Dealer.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

Please turn to POLICY BASICS – Your Free Look Right for details.

POLICY BENEFITS

Your Policy provides three types of benefits:

1. Death Benefits, based on the Policy’s Total Face Amount

2. Cash Surrender benefits, based on the Policy’s Accumulated Value

3. Optional Riders and benefits

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on the portion of any Death Benefit Proceeds that are payable as a lump sum at death. Some Riders and settlement options may affect how the Death Benefit Proceeds are paid, see Optional Riders and Benefits for more details.

Your Policy’s Death Benefit depends on three choices you must make:

• The Total Face Amount

• The Death Benefit Option

• The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see Optional Riders and Benefits.

The Total Face Amount

The Face Amount of your Policy and any Rider providing Coverage on the Insured is used to determine the Death Benefit as well as certain Policy charges, including the cost of insurance, Coverage charge and surrender charges.

Your Policy’s Face Amount is made up of one or more of the following types of Coverage:

1. Basic Face Amount – the Face Amount under the Policy

2. Face Amount under the Annual Renewable Term Rider (ART)

3. Face Amount under the Scheduled Annual Renewable Term Rider (S-ART)

Your Policy must have a Basic Face Amount. You may also select S-ART and ART Coverage at Policy issue. These riders are described in Optional Riders and Benefits.

Each type of Face Amount you select creates a Coverage Layer. Your Policy’s initial amount of insurance Coverage, which you select in your application, is its initial Face Amount. The Policy’s Total Face Amount is the sum of the Face Amounts of all Coverage Layers. The Coverage Layers you select in your application are effective on the Policy Date. You will find your Policy’s Total Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

If you request an increase in Face Amount, a new Coverage Layer will be created, with its own Coverage Layer Date and Policy charges.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums.

• You can change the Face Amount as long as the Insured is alive.

• You must send us your Written Request while your Policy is In Force.

• Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

• The Insured must also agree to the change in Face Amount, if you are not the Insured.

• Changing the Total Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

• We can refuse your request to make the Face Amount less than $10,000.00. We may waive this minimum amount in certain situations, such as group or sponsored arrangements.

Requesting an Increase in Face Amount

You may request an increase in the Face Amount under the Policy or ART Rider. Each increase will create a new Coverage Layer.

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

• The Insured must be Age 90 or younger at the time of the increase.

• You must give us satisfactory evidence of insurability.

• Each increase you make to the Face Amount must be a minimum of $25,000.

• Each increase in Face Amount may have an associated cost of insurance rate, Coverage charge and may have a surrender charge.

• We reserve the right to limit Face Amount increases to one per Policy Year.

Term Increases in Face Amount

There may be scheduled annual renewable term insurance coverage increases in Face Amount, under the S-ART Rider. In this Rider, a scheduled increase is referred to as a Term Increase. All Term Increases will be shown in the Policy Specifications. Future Term Increases will not require future medical underwriting, but may in some instances require financial underwriting.

A Term Increase in S-ART Coverage will increase the Face Amount of the existing Coverage Layer.

There is a cost of insurance charge associated with each such Term Increase that has gone into effect and continues to be in effect. Such cost of insurance charge is part of the Monthly Deduction for the Policy and is calculated the same as that for other Coverage Layers, subject to maximum cost of insurance Rates that are the same as those applicable to the initial Coverage Layer. The monthly Cost of Insurance Rates are shown in the Policy Specifications. There is also a guaranteed Coverage charge associated with each Term Increase. The guaranteed Coverage charge is based on the current S-ART Face Amount.

Other Increases in Face Amount

The Policy’s Face Amount may increase under the Policy, the S-ART Rider or the ART Rider when you request a change in Death Benefit Option. In this case, we will increase the Face Amount of the most recently issued Coverage Layer. If there are Basic, S-ART and ART Coverage Layers with the same Coverage Layer Date, we will increase the ART first, then the S-ART and finally the Basic Face Amount.

Requesting a Decrease in Total Face Amount

You may request a decrease in the Policy’s Total Face Amount. A decrease in the Total Face Amount is subject to the following limits:

• We do not allow decreases during the first Policy Year

• You may only request one decrease per Policy Year

• The Policy’s Face Amount must be at least $10,000 following a decrease. We can refuse your request if the change in Face Amount would mean that your Policy no longer qualifies as Life Insurance under the Code

• Unless you have told us otherwise in writing, any request for a decrease will not take effect if the Policy would be classified as a Modified Endowment Contract under the Code.

Decreasing the Total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required:

• to return part of your premium payments to you if you have chosen the Guideline Premium Test, or

• make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

We can refuse your request if the amount of any distributions would exceed the Net Cash Surrender Value under the Policy.

Processing of Decreases

Decreasing the Total Face Amount, whether as a result of your request or as a result of a withdrawal or change in Death Benefit Option, will reduce the Face Amount of the Coverage Layers.

We will apply any decrease in the Face Amount to eligible Coverage Layers to the most recent eligible increases you made to the Face Amount first and then to the Initial Face Amount.

If more than one Coverage Layer has the same Coverage Layer Date, we will first reduce the Face Amount of any S-ART Rider Coverage Layer first, then any ART Rider Coverage Layer, and then the Basic Face Amount of any Policy Coverage Layer.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

• You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application

• If you do not choose a Death Benefit Option, we will assume you have chosen Option A

• The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B

• You may change your Death Benefit Option subject to certain Limits.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Limits on Option C

The following limits apply to Option C:

• To elect Option C, the Insured must be Age 80 or younger at the time the Policy is issued.

• The Death Benefit calculated under Option C will be limited to the Option C Death Benefit Limit shown in your Policy Specifications.

• Once the Policy is issued, the Option C Death Benefit Limit will not change, even if you increase or decrease the Face Amount of your Policy or any Rider.

• We will not approve any increase in Face Amount to the Policy or any Rider that would cause the Death Benefit to exceed the Option C Death Benefit Limit.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

• You can change the Death Benefit Option once in any Policy Year.

• You must send us your Written Request.

• You can change from any Death Benefit Option to Option A or Option B.

• You cannot change from any Death Benefit Option to Option C.

• The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

• We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $1,000.

• Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

• The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Changing your Death Benefit Option will increase or decrease your Total Face Amount under the Policy. The Total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change.

If the change is an increase in the Total Face Amount, we will process the increase as described in POLICY BENEFITS – Changing the Face Amount – Other Increases in Face Amount. If the change is a decrease in the Total Face Amount, we will process the decrease as described in POLICY BENEFITS – Changing the Face Amount – Processing of Decreases.

Death Benefit Qualification Test

In order for your Policy to be qualified as Life Insurance under the Code, it must qualify under one of two Tests, the Cash Value Accumulation Test (CVAT) or the Guideline Premium Test (GPT).

You choose one of these Death Benefit Qualification Tests on your application. Your Death Benefit Qualification Test determines the following:

• Premium limitations

• amount of Minimum Death Benefit

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy
Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See YOUR POLICY’S ACCUMULATED VALUE for more information on how cost of insurance charges are calculated.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

• the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

• Face Amount is $100,000

• Accumulated Value at the date of death is $25,000

• the Net Amount at Risk interest rate factor is 1.0016516

• total premium paid into the Policy is $30,000

• the Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% of the Accumulated Value)

• the Minimum Death Benefit under the Cash Value Accumulation Test is $71,478 (assuming a Net Single Premium factor of 2.8591 of the Accumulated Value).

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,835.11
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,793.89
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,785.65

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$71,478	$74,835.11
Option B	Total Face Amount plus Accumulated Value	$125,000	$71,478	$99,793.89
Option C	Total Face Amount plus premiums less distributions	$130,000	$71,478	$104,785.65

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

• $138,750 for the Guideline Premium Test

• $214,433 for the Cash Value Accumulation Test.

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,521.22
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,711.45
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,521.22

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$214,433	$139,078.93
Option B	Total Face Amount plus Accumulated Value	$175,000	$214,433	$139,078.93
Option C	Total Face Amount plus premiums less distributions	$130,000	$214,433	$139,078.93

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds effective the end of the day the Insured dies. If the Insured dies on a day that is not a Valuation Day, any portion of the Death Benefit Proceeds attributed to the Variable Accumulated Value is determined as of the next Valuation Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum, periodic payments under the Benefit Distribution Rider or use it to elect an income benefit. See POLICY BENEFITS-Optional Riders and Benefits-Benefit Distribution Rider and GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

We will pay interest on the Proceeds from the date of death at a rate not less than the minimum rate required by state law.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state.

Optional Riders and Benefits

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your life insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your life insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

There are three types of riders available under the Policy

• Riders providing Face Amount Coverage on the Insured

• Riders that provide additional cash value protection

• Riders that provide additional benefits

Riders that provide Face Amount Coverage on the Insured (terms for these Riders are described below):

Annual Renewable Term Rider

Provides term insurance on the Insured and renews annually until the Policy terminates.

Scheduled Annual Renewable Term Rider

Provides for scheduled increases in term insurance on the Insured generally without the requirement of future medical underwriting and renews annually until the Policy terminates.

Riders that provide additional cash value protection (terms for these Riders are described below):

Overloan Protection 3 Rider

After meeting certain conditions, exercising this Rider guarantees the Policy will not lapse.

Short-Term No-Lapse Guarantee

Protects the Policy from lapsing for a period of time due to poor Policy performance.

Riders that provide additional benefits to you or your family:

Accidental Death Rider

Provides additional insurance Coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions.

Annual Renewable Term Rider – Additional Insured

Provides annual renewal term insurance on members of the Insured’s immediate family.

Benefit Distribution Rider

Allows all or a portion of the policy’s Death Benefit Proceeds to be paid as a series of periodic payments.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child.

Conversion Rider

Allows you to convert certain Eligible Coverages into a new Policy.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

Premier LTC Rider (For only new Policies issued on or after September 12, 2016)

Provides the Policy Owner with prepayment of all or a portion of the Death Benefit by paying the Owner a monthly benefit for Covered Services the Insured incurs for Qualified Long-Term Care Services when we receive written proof that the Insured has been certified as a Chronically Ill Individual and has met the terms and conditions described in the Rider.

Premier Living Benefits Rider

Provides the Policy Owner with prepayment of a portion of the Death Benefit (the “Chronic Illness Benefit” or “Benefit”) when we receive written proof that the Insured has been certified as a Chronically Ill Individual with a condition that is expected to be permanent and has met the terms and conditions described in the Rider.

Terminal Illness Rider

Provides the Policy Owner with prepayment of a portion of the Death Benefit (the “Terminal Illness Benefit” or “Benefit”) when we receive written proof that the Insured has been certified by a Licensed Physician as having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less.

Waiver of Charges Rider

Waives certain charges if the Insured becomes totally disabled before age 60.

More detailed information about the riders appears below.

• Annual Renewable Term Rider (ART)

Provides term insurance on the Insured and renews annually until the Policy terminates. The Rider is available for Insureds Age 90 or younger at the time of Rider issue. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate and monthly Coverage charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

This rider has a Coverage charge that varies by Coverage year. The guaranteed Coverage charges will be shown on the Policy Specifications. Our current Coverage charge for the Rider is lower than the guaranteed charge.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and Coverage charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may limit increases of Rider Face Amount to one per Policy year. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Division. A decrease in this Rider’s Face Amount will not decrease its Coverage charge. If the Face Amount of this Rider is decreased, then the most recently added Coverage Layer will be decreased or eliminated first. If there are Coverage Layers with the same effective date, we will decrease or eliminate the Face Amount of any S-ART Rider, then the Face Amount of this Rider, and then the Basic Face Amount of any Policy Coverage Layer.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

• Scheduled Annual Renewable Term Rider (S-ART)

The S-ART Rider provides for scheduled annual renewable term insurance Coverage in Face Amount without future medical underwriting. In this Rider, a scheduled increase is referred to as a Term Increase, and is scheduled for a particular Policy Anniversary, as shown in the Policy Specifications. The Face Amount contributes to the Total Face Amount, and consequently to the Death Benefit, of the Policy.

A Term Increase is a future increase in the Face Amount of this rider. Each Term Increase will increase the Face Amount of the Rider Coverage Layer. Once a Term Increase goes into effect, it becomes part of the Rider Face Amount.

This Rider provides no term insurance at the time of policy issue. If you wish to have term insurance coverage at the time of policy issue, you must purchase another rider such as the Annual Renewable Term Rider (ART).

The guaranteed monthly cost of insurance rates will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

This Rider has a Coverage charge that varies by Coverage year and Rider Face Amount. Any increase or decrease in the Rider’s Face Amount will impact the Coverage charge. The guaranteed monthly Coverage charges will be shown in the Policy Specifications. We currently do not impose the Coverage charge for this Rider.

This Rider also has a Rider Charge that will be shown in your Policy Specifications.

The Rider is available subject to the following:

• The maximum Term Increase at attained ages 0-79 is 20% of the Total Face Amount before the increase.

• The maximum Term Increase at attained ages 80-94 is 5% of the Total Face Amount before the increase.

• Increases will not be scheduled beyond attained age 94.

• Each increase is an increase to the Coverage Layer at issue, and does not create a new Coverage Layer.

• The cost of insurance charges will increase as a result of the increase in the Policy’s Net Amount At Risk.

You may request an increase or decrease in the schedule of future Term Increases by providing a written request. Any increase to the Face Amount of the Term Increases may be subject to evidence of insurability and is subject to our approval. If you reject a Term Increase that has been approved, all future Term Increases may be forfeited. For any change in Term Increases, we will send you a Supplemental Schedule of Coverage to reflect the change.

This Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your written request

• The date the Rider or the Policy ceases to be In Force

• The death of the Insured.

If the Policy is reinstated, any Term Increases that would have occurred during the time the Policy was lapsed will be forfeited. Term Increases that are scheduled to occur after the reinstatement of the policy and rider will be handled as if the Policy had never lapsed.

This Rider may be included on a policy with or without the ART Rider.

This Rider differs from the ART rider in a number of ways, including:

• You may schedule Increases in Face Amount with this Rider

• Scheduled increases in Face Amount for this Rider do not require additional medical underwriting after issue however, if there is a requested change in the amount of scheduled increases additional underwriting may be required

• Increases in Face Amount for this Rider may only occur on policy anniversaries

• COI rates and charges for this Rider currently differ from the COI rates and charges for the ART Rider

• Overloan Protection 3 Rider

The Rider guarantees that your Policy will not lapse if the Policy Debt is greater than the Policy’s Accumulated Value, resulting in it being overloaned. On or after the earliest exercise effective date, if all Rider Exercise Requirements have been met you may exercise the Rider by submitting a Written Request.

The Rider After Policy Issue

The Rider cannot be exercised during the first 15 Policy Years or before the Insured is Age 75. There is no charge for this Rider unless you exercise it. Please see Rider Termination below for termination conditions of the Rider before and after exercise. You may not pay premiums or take withdrawals from your Policy after exercise of the Rider. The Rider may not be exercised after the Policy has entered the Grace Period.

Rider Exercise Requirements

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise the Rider and all exercise requirements have been met. The earliest exercise effective date is shown in the Policy Specifications. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

• The Death Benefit Option is Option A. If your policy does not meet this prerequisite, you must change your Death Benefit Option to Death Benefit Option A, by Written Request, prior to Rider exercise. Changes to your Death Benefit Option take effect on the Monthly Payment Date next following your Written Request. Such changes will modify your Total Face Amount and, as a result, this Rider may impact your ability to meet all the exercise conditions described below.

• There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

• The Policy Debt is greater than the Total Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

• There are no projected forced distributions of Accumulated Value for any Policy Year.

• The Guideline Premium Limit for the Policy will remain greater than zero at all times prior to Insured’s Age 100.

• The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

• Other than this Rider and any term insurance rider on the Insured that contributes to the Total Face Amount of the policy, any Riders in effect with regularly scheduled charges will be terminated. Additionally, any accelerated death benefit rider will terminate upon exercise of this Rider. Any increases in Face Amount that are scheduled to take effect after exercise of the Rider will be cancelled. The policy must not be in the Grace Period.

Contact us if you have any questions about your eligibility to exercise this Rider.

On the exercise effective date, we:

1. Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations then in effect.

2. Upon each Index Account Segment's Maturity, reallocate the Segment Maturity Value into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations then in effect.

3. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. The charge ranges from 1.12% to 4.52% of the Policy’s Accumulated Value, and is based on the Insured’s gender, Risk Class and Age as applicable at the time the Rider is exercised. If you never exercise the Rider, there is no charge for it. After you exercise the Rider, and while it continues in effect, the Policy’s lowest Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

A hypothetical example

Assume a charge of 2.97% of the Policy’s Accumulated Value on the exercise effective date for an insured who is age 85. If the Policy’s Accumulated Value is $25,000, the charge deducted from the Accumulated Value on the exercise effective date is $742.50. ($25,000 × 2.97% = $742.50).

The Rider After Exercise

After the exercise effective date and as long as the Rider stays in effect, the Policy will not lapse if the Accumulated Value is insufficient to cover Policy charges, even if the insufficiency is caused by overloan.

After the Rider is exercised, the Policy’s Minimum Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt. Calculation of the Death Benefit, Minimum Death Benefit and Death Benefit Proceeds is described in THE DEATH BENEFIT.

Rider Termination

This Rider will terminate on the earliest of the following events:

• The Policy terminates;

• You make a Written Request to terminate the Rider; or

• If, after the exercise effective date:

• any premium is paid

• any withdrawal is taken

• any loan repayment is made, other than for loan interest due

• any Policy benefit is changed or added at your request

• any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

You should be aware that the tax consequences of this Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when this Rider is exercised. You should consult a tax advisor as to the tax risks associated with this Rider.

• Short-Term No-Lapse Guarantee Rider

This Rider guarantees that the Policy will continue in effect until the end of the No-Lapse Guarantee Period shown in the Policy Specifications if you pay a premium by the beginning of each Policy month at least equal to one twelfth of the No-Lapse Guarantee Premium, and if you have taken no Policy loans or withdrawals, and if there have been no changes (scheduled or unscheduled) in Coverage under this Policy. The Policy will also stay in effect under this Rider with other premium payment patterns and with other Coverage amounts so long as the Short-Term No-Lapse Guarantee Condition, as described below, is satisfied. The Rider is available at Policy issue for Insureds Age 79 and younger and if you choose either Death Benefit Option A or Option B when applying for your Policy.

The No-Lapse Guarantee Period is the time during which we guarantee the Death Benefit will remain In Force if the Short-Term No-Lapse Guarantee is in effect. The No-Lapse Guarantee Period is shown in the Policy Specifications. The No-Lapse Guarantee Period begins on the Policy Date and does not re-start if Coverage is added or increased.

The No-Lapse Guarantee Premium is an amount used during the No-Lapse Guarantee Period to determine the No-Lapse Credit (see next section), which in turn is used to determine if the Short-Term No-Lapse Guarantee is in effect. The No-Lapse Guarantee Premium is expressed as an annual amount. The No-Lapse Guarantee Premium in effect as of the Policy Date is shown in the Policy Specifications. The No-Lapse Guarantee Premium may change as described in the Changes in No-Lapse Guarantee Premium section below.

The No-Lapse Credit is used to determine if the Short-Term No-Lapse Guarantee is in effect. It is calculated at the beginning of each Policy month during the No-Lapse Guarantee Period. The No-Lapse Credit as of the Policy Date, which is also the first Monthly Payment Date, is equal to the premium paid less one-twelfth of the No-Lapse Guarantee Premium. On any other Monthly Payment Date, the No-Lapse Credit is equal to:

• The No-Lapse Credit as of the prior Monthly Payment Date multiplied by (i), where:

– i = no greater than 1.00327374 if the No-Lapse Credit is negative; otherwise,

– i = 1.00000;

• Plus premiums received since the prior Monthly Payment Date;

• Less withdrawals taken since the prior Monthly Payment Date; and

• Less one-twelfth of the then current No-Lapse Guarantee Premium.

The Net Accumulated Value is the Policy Accumulated Value less Policy Debt.

Any increase in Face Amount, scheduled or not, or addition or increase in Coverage will cause an increase in the No-Lapse Guarantee Premium. A decrease in Face Amount or in other Coverage will not cause a decrease in the No-Lapse Guarantee Premium. If the No-Lapse Guarantee Premium changes as a result of such change, we will inform you of the amount of the changed No-Lapse Guarantee Premium.

For the Short-Term No-Lapse Guarantee to be in effect, the No-Lapse Credit less Policy Debt must be equal to or greater than zero.

If the Short-Term No-Lapse Guarantee has become ineffective because the above condition has not been satisfied, the Short-Term No-Lapse Guarantee may be brought back into effect by paying the Catch-Up Amount. The Catch-Up Amount is equal to the amount of premium necessary after deduction of the Premium Load so that the No-Lapse Credit less Policy Debt is equal to zero.

If the Short-Term No-Lapse Guarantee is in effect, and if your Policy would lapse in the absence of this Rider due to insufficient Net Accumulated Value (the Accumulated Value less Policy Debt), to cover the Monthly Deductions due, the Policy will not enter the Grace Period and will not lapse. Instead, the Policy will continue under the Short-Term No-Lapse Guarantee and it will stay In Force as long as you continue to meet the Short-Term No-Lapse Guarantee Condition.

If the Policy is continued under the Short-Term No-Lapse Guarantee, then the Policy has no Net Accumulated Value from which Monthly Deductions can be collected. Any such uncollected amounts are accumulated without interest and the result is called the Monthly Deductions Deficit. Any net premium received when the Policy is continued under the Short-Term No-Lapse Guarantee will first be used to reduce the Monthly Deductions Deficit. After the Monthly Deductions Deficit is reduced to zero, any excess will be applied to the Accumulated Value, as described in your Policy. If you want to keep your Policy In Force at the end of the Guarantee Period, you must make a payment sufficient to reduce the Monthly Deductions Deficit to zero. In such case, any excess will then be applied to the Accumulated Value, as described in your Policy.

If the Policy is continued under the Short-Term No-Lapse Guarantee, any attached Riders will continue or end according to their terms.

If the Policy has lapsed and you later wish to reinstate it, you will need to satisfy the reinstatement conditions described in the Policy. Upon Policy reinstatement we will bring forward any Catch-Up Amount and any Monthly Deductions Deficit, without interest. Any Catch-Up Amount existing at the time of lapse will need to be paid upon Policy reinstatement if you wish the Short-Term No Lapse Guarantee Benefit provided under this Rider to be in effect. See Lapsing and Reinstatement – Reinstating a lapsed Policy.

This Rider will end on the earliest of:

• Your Written Request;

• If you add any Rider that has charges;

• The date when the No-Lapse Credit and the Net Accumulated Value are both less than zero; or

• At the end of the Guarantee Period.

• Accidental Death Rider

Provides additional insurance Coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65, subject to satisfactory evidence of insurability. The monthly charge will be shown in your Policy Specifications.

The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.

• Annual Renewable Term Rider – Additional Insured

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 90 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age, or upon the death of the Insured under the Policy. If you convert the Rider, a new Policy will be issued on the covered person and Coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 121.

• Benefit Distribution Rider (BDR)

This Rider provides that all or a portion of the Policy’s Death Benefit Proceeds will be paid as a series of periodic payments. There is no separate charge included in the Monthly Deduction for this Rider. This Rider is not available in Utah and Louisiana. At the time of application, the policyowner must elect the following:

• The Periodic Payment Percentage – an amount between 50 and 100% of the Death Benefit Proceeds that will be paid under the Rider

• The BDR Duration : This is the number of years (between 5 and 30) that the payments will be made

• The BDR Frequency: This is either annual payments or monthly payments.

Certain riders attached to your Policy may restrict your ability to request unscheduled increases in Coverage Layers and therefore restrict any changes to the Benefit Distribution Elections. If you have elected the Premier Living Benefits Rider, the Overloan Protection 3 Rider or the Terminal Illness Rider, you may not be eligible to request unscheduled increases in Coverage Layers and therefore changes to the Benefit Distribution Elections will be restricted.

The amount of the Death Benefit Proceeds payable under the BDR is the Benefit Distribution Amount, and is calculated by multiplying the Death Benefit Proceeds by the Periodic Payment Percentage. Any amount of the Death Benefit Proceeds not paid under the BDR is paid as described by your policy, either as a lump sum or under one of the other available income options. Death Benefit Proceeds are paid based on your BDR elections and the beneficiary of the policy will not be able to change those terms, even upon the death of the Insured.

Each periodic payment is determined by multiplying the Benefit Distribution Amount by the Benefit Distribution Factor. We determine the Benefit Distribution Factor based upon the BDR Duration, the BDR Frequency, and a 2% interest rate as shown in your Policy Specifications.

In accordance with IRS rules and regulations, a portion of each such periodic payment is reportable as interest income that may be taxable. We will annually report this interest income to the beneficiary and the IRS as required.

Periodic Payment Hypothetical Example

For a Policy with Death Benefit Option A and a Policy Face Amount of $100,000:

The insured is Age 45 at the time the policy was issued

Death Benefit Periodic Payment Percentage = 75%

Duration of Periodic Payments (Years) = 10

Frequency of Periodic Payments = Annual

Benefit Distribution Factor = 0.109323914

Death Benefit at time of death = $100,000

Policy Debt at time of death = $0

The lump sum Death Benefit payment will be $25,000. ((100% - 75%) × 100,000). If the death occurred on a policy monthiversary date and periodic payments began the following month, each periodic payment will be $8,199.30. (75% × 100,000 × 0.109323914). The amount of each periodic payment treated as taxable income is $699.30. (8,199.30 – (100,000 × 75% / 10).

This Rider has no charge against the policy’s Accumulated Value. On a non-guaranteed basis, you may receive a BDR credit which would reduce the cost of insurance charges under the Policy for policies that have the Benefit Distribution Rider. However, the 2% interest rate used in the calculation of the payment is fixed and will not change, and may be lower than the interest rate that could be used to calculate similar payments under one of our other options available at the time of a death claim. You should contact us or your life insurance producer for more detailed information on other available income options.

Reduction to Cost of Insurance with BDR

For a Policy with Death Benefit Option A and a Policy Face Amount of $100,000:

The insured is Age 45 at the time the policy was issued

Death Benefit Periodic Payment Percentage = 75%

Duration of Periodic Payments (Years) = 10

Frequency of Periodic Payments = Annual

Below is a hypothetical example of the reduction to cost of insurance charges during the first 5 policy years for a Policy with the Benefit Distribution Rider.

	Current Reduction to Cost of Insurance			Guaranteed Reduction to Cost of Insurance
Policy Year	Current Cost of Insurance Without BDR	Current Cost of Insurance With BDR	Reduction to Cost of Insurance With BDR	Current Cost of Insurance Without BDR	Current Cost of Insurance With BDR	Reduction to Cost of Insurance With BDR
1	$50.65	$47.22	$3.43	$50.65	$50.65	$0
2	$72.37	$67.19	$5.18	$72.37	$72.37	$0
3	$92.18	$85.37	$6.81	$92.18	$92.18	$0
4	$109.31	$100.95	$8.36	$109.31	$109.31	$0
5	$125.99	$116.06	$9.95	$125.99	$125.99	$0

Periodic payments will be determined as of the date of death. They become payable within 31 days following the Insured’s date of death and will be paid on the monthly or annual basis for the number of years in the BDR Duration. We will pay penalty interest on any periodic payment not paid when due at a rate not less than required by applicable law.

• Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for Coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, Coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

• Conversion Rider

Allows you to convert certain Eligible Coverages into a new Policy, as shown in the Policy Specifications.

Rider Term:

Eligible Coverage- is Coverage under the Policy that qualifies for conversion, as shown in the Policy Specifications.

How the Rider Works:

You may request to have your new policy issued on any other permanent life insurance policy that we make available for conversions at the time of your conversion request. We will issue your new policy at the same Risk Class as this Policy. However, if you have increased your Policy’s Face Amount, resulting in your Policy having one or more Coverage Layers with Risk Classes that differ from the Risk Class for the Policy’s original Face Amount, the new policy will be issued at the Risk Class of the Policy’s most recent Coverage Layer.

If you exercise the Rider, we will not impose a surrender charge on this Policy and we will not require any evidence of insurability for the conversion. If you exercise the Rider, we will issue the new policy you selected and Coverage under this Policy will terminate.

The Rider will terminate on the earliest of your Written Request, the death of the Insured, or the date the Policy is no longer In Force.

• Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

• Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. You may have flexibility to change the option dates following the Insured's marriage or the birth or legal adoption of any child of the Insured.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional Coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

• Premier LTC Rider (For only new Policies issued on or after September 12, 2016)

The Premier LTC Rider (LTC Rider) is a long-term care insurance rider that provides benefits for Covered Services incurred for Adult Day Care, Assisted Living Care, Home Health Care, Hospice Care, and Nursing Home Care. The Rider accelerates all or a portion of the Policy’s Death Benefit if you become Chronically Ill. You can only elect the LTC Rider at Policy issue. The Rider allows the Policy Owner to accelerate the Policy’s death benefit proceeds as a monthly benefit for Covered Services while the Insured is Chronically Ill and receiving Qualified Long-Term Care Services at an approved location as prescribed under a Plan of Care, subject to the limitations, exclusions and eligibility conditions defined in the Rider.  We assess a monthly charge for the Rider. For more information, please see APPENDIX B: State Law Variations.

This Rider cannot be added to any policy that has the Premier Living Benefit Rider attached. You may elect both the Terminal Illness Rider and the LTC Rider at policy issue, as long as the Insured meets the eligibility requirements for each rider.

Rider Charge

We assess the LTC Rider Charge on each Monthly Payment Date and deduct it from the Policy’s Accumulated Value. The maximum monthly charge for this Rider is equal to (a × b) where:

(a) is the Maximum Monthly LTC Rider Charge Rate as shown in the Policy Specifications divided by 1000; and

(b) is the LTC Net Amount at Risk.

During any Claim Period, we will waive any LTC Rider Charges that would occur as part of the Policy Monthly Deduction. Any LTC Rider Charges will also be waived when calculating any waiver of charges coverage on the Policy. The charges will resume when the Claim Period is no longer in effect. Rider charges will apply during any Elimination Period.

A hypothetical example of a Maximum Monthly LTC Rider Charge Calculation:

Assume the following:

• Policy Death Benefit is $1,000,000

• LTC Coverage Amount is $750,000

• Policy Net Amount at Risk (NAR) is $948,351

• Maximum Monthly LTC Rider Charge rate per $1000 of LTC NAR is 0.3426 (For a male, issue Age 55)

LTC NAR = $711,263.25. The LTC Net Amount of Risk (NAR) is calculated on each Monthly Payment Date as [a × b] ÷ c where:

(a) is the LTC Coverage Amount;

(b) is the Policy’s Net Amount at Risk; and

(c) is the Policy’s Death Benefit.

LTC Rider Charge = [Maximum Monthly LTC Rider Charge Rate ÷ 1000] x LTC NAR = $243.68

Rider Terms

Acceleration Percentage – an amount used to calculate Policy and Rider values after a benefit payment and after the corresponding reduction to the Policy’s Total Face Amount. It is calculated after each benefit payment as the LTC Benefit Amount divided by the Policy Death Benefit prior to the benefit payment.

Activities of Daily Living – include the following self-care functions:

• Bathing oneself

• Continence

• Dressing oneself

• Feeding oneself

• Getting oneself to and from the toilet

• Transferring oneself into or out of a bed, chair or wheelchair.

Adjusted LTC Coverage Amount – the amount used to calculate the Maximum Monthly Benefit Payment Amount. If no benefits have been paid under the Rider, the Adjusted LTC Coverage Amount is equal to the LTC Coverage Amount. Any decrease to LTC Coverage Amount will also decrease the Adjusted LTC Coverage Amount by the same dollar amount, except that the Adjusted LTC Coverage Amount will not be reduced for a benefit payment under this rider. We do not allow increases to the Adjusted LTC Coverage Amount.

Assessment –an evaluation done in the United States by a Licensed Health Care Practitioner to determine or verify that the Insured is a Chronically Ill Individual.

Assisted Living Care – personal/custodial monitoring and assistance with Activities of Daily Living provided in a residential setting in an Assisted Living Facility.

Assisted Living Facility – a facility that is licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing ongoing Assisted Living Care and related services as described in the Rider.

Chronically Ill Individual – an Insured who has been certified in writing as:

• Being unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual for a period of at least 90 days due to a loss of functional capacity; or

• Requiring substantial supervision by another person for protection from threats to the Insured’s health or safety due to a Severe Cognitive Impairment as described in the Rider.

Claim Forms – we will provide Claim Forms for the filing of a Proof of Loss when we receive the notice of claim. If the Owner, Insured or Insured’s Representative does not receive the necessary Claim Forms within 15 days, a Proof of Loss can be filed without them by sending us a letter which describes the occurrence, the character and the extent of the loss for which the claim is made. That letter must be sent to us at our Administrative Office within the time noted below under Proof of Loss.

Claim Period- an uninterrupted period of time during which benefits are being paid under this Rider. The Claim Period for an occurrence begins on the date a benefit payment is made. After the final benefit payment for an occurrence is made, the Claim Period terminates at the end of the day prior to the next Monthly Payment Date.

Confinement or Confined – an Insured who is a resident in a Nursing Home Facility, an Assisted Living Facility or a Hospice Care Facility for a period for which a room and board charge is made.

Covered Services – the types of Qualified Long-Term Care Services the Insured must receive and must be prescribed under a Plan of Care in order to qualify for a benefit to be payable under this Rider.

Elimination Period –the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. The Elimination Period is 90 days for all covered services. The Elimination Period must only be met once; any subsequent claim will not be subject to a new Elimination Period

Home Health Care –medical and non-medical services, provided to ill, disabled or infirm persons by a Home Health Care Agency in their residences.

Home Health Care Agency –an entity that is licensed or certified to provide Home Health Care for compensation by the state in which it operates and employs staff who are qualified by training or experience to provide such care.

Hospice Care –services designed to provide palliative care and alleviate the Insured’s physical, emotional and social discomforts if he or she is Terminally Ill and in the last phases of life.

Hospice Care Facility –a facility that is appropriately licensed or certified to provide Hospice Care in the state in which it operates.

Immediate Family Member – the Insured’s Spouse and the parents, brothers, sisters and children of either the Insured or the Insured’s Spouse by blood, adoption or marriage.

In Good Order – the date the applicable Elimination Period has been completed and all of the requirements under the eligibility conditions for the payment of benefits under this Rider have been met and verified by us.

Licensed Health Care Practitioner – a physician, a registered professional nurse, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be you or an Immediate Family Member.

LTC Coverage Amount – the total benefits payable under the Rider, adjusted for certain policy transactions as further described in LTC Coverage Amount.

LTC Net Amount at Risk (NAR) – the LTC NAR is calculated on each Monthly Payment Date as (a) multiplied by (b) divided by (c) where:

 (a) is the LTC Coverage Amount;

 (b) is the Net Amount at Risk of the Policy; and

 (c) is the Death Benefit of the Policy.

Maintenance or Personal Care Services – means any care the primary purpose of which is the provision of needed assistance with any of the disabilities as a result of which the Insured is a Chronically Ill Individual. This includes protection from threats to health and safety due to Severe Cognitive Impairment.

Minimum LTC Coverage Amount – the minimum amount of long term care coverage available under the Rider; generally $50,000 but varies by state and is shown in your policy specifications.

Minimum Premium Requirements – if your Policy has minimum earnings benefits, any Minimum Premium Requirement is reduced on the date of the claim by an amount equal to the Minimum Premium Requirement prior to the benefit payment multiplied by the Acceleration Percentage. The total premium paid used to meet any Minimum Premium Requirement is reduced on the date of the claim by an amount equal to the total premium paid prior to the benefit payment multiplied by the Acceleration Percentage.

Monthly Per Diem Limitation – the Per Diem Limitation declared by the Internal Revenue Service and in effect on the date any LTC Benefit is effective, multiplied by the Maximum Per Diem Limitation Percentage shown in the Policy Specifications then multiplied by 30. The IRS releases updated Per Diem Limitations annually.  Current Per Diem Limitations can be found on the IRS’ website at www.irs.gov. You may also contact us at our Life Insurance Operations Center to request a quote for the current Limitations.

Nursing Home Care –nursing care and related services provided on an in-patient basis by a Nursing Home Facility.

Nursing Home Facility – a facility or distinctly separate part of a hospital or other institution that is appropriately licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing Nursing Home Care to inpatients under a planned program supervised by a Physician.

Option C Amount – if Death Benefit Option C is elected, the Option C Amount is the Policy’s Total Face Amount plus premiums paid, less any withdrawals (WD) or other distributions and is subject to Death Benefit Option C Limit as described in the Policy Specifications.

Physician – a doctor of medicine or osteopathy legally authorized to practice medicine and surgery by the state in which he or she performs such function or action (as defined in Section 1861(r)(1) of the Social Security Act.

Plan of Care – a written individualized plan of services which is appropriate and consistent with the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). An approved Plan will be consistent with the care needs that were verified during the process of establishing that the Insured is a Chronically Ill Individual.  When we have received all information required to verify the Plan of Care, which will include the proposed provider of long term care services, we will generally complete the verification process within ten business days of the date of the claimant’s benefit eligibility approval.

Proof of Loss – written Proof of Loss is information satisfactory to us that describes and confirms that the Insured has met the eligibility requirements for the payment of benefits. We will request Proof of Loss; we may require Proof of Loss from the Insured on a monthly or per occurrence basis. An occurrence is an uninterrupted period of time during which the Insured is claiming benefits under this Rider. If the Insured recovers, but later opens a new claim, the subsequent claim will be considered a new occurrence. You must provide written Proof of Loss within 90 days after the occurrence or commencement of any loss covered for which benefits are claimed. However, we will still consider a claim if it was not possible to secure proof within the 90-day time frame and you provided the Proof of Loss as soon as reasonably possible thereafter. Except in the absence of legal capacity, we will not consider an expense to be a Covered Expense if Proof of Loss for that expense is furnished more than one year after the date the proof is otherwise required.

Qualified Long-Term Care Services – services that meet the requirements of Section 7702B(c)(1) of the Internal Revenue Code of 1986, as amended, as follows: necessary diagnostic, preventative, therapeutic, curing, treating, mitigating and rehabilitative services, and Maintenance or Personal Care Services which are required by a Chronically Ill Individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

Severe Cognitive Impairment – means a deficiency in an individual’s short or long-term memory, orientation as to person, place and time, deductive or abstract reasoning, or judgment as it relates to safety awareness.

Terminally Ill – means the Insured has a life expectancy of 12 months or less, as certified by a Physician.

Limitations, Exclusions and Eligibility Conditions for Benefits

To receive the Rider Benefit, you must satisfy the following conditions:

• A Licensed Health Care Practitioner certifies the Insured as being a Chronically Ill Individual;

• The Insured receives care that is a Covered Service under this Rider and care is provided pursuant to a written Plan of Care;

• Coverage under this Rider is In Force on the date(s) the care is received;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent to payment of benefits;

• The applicable Elimination Period has been satisfied.

If the Insured recovers from a Chronic Illness and the LTC Coverage Amount has not been exhausted, a new claim may be initiated, subject to the same eligibility requirements that applied to the initial claim. However, the Elimination Period will already have been satisfied. Benefits for subsequent claims will be calculated in the same manner as they were for the initial claim.

You must elect to accelerate benefits under the Policy by making a claim for benefits under this Rider. If the entire Death Benefit under the Policy is accelerated under the terms of this Rider, the Policy will terminate.

Certain pre-existing condition limitations apply. A pre-existing condition is any condition for which the Insured received medical advice or treatment in the six months preceding the LTC Rider Effective Date. If the Insured is Confined for a pre-existing condition that was disclosed in the application, that condition is considered a covered expense and the Elimination Period will begin on the Rider Effective Date. We will not pay benefits for a Confinement due wholly or in part to a pre-existing condition which is not disclosed in the application if the need for services begins during the first six months after the Rider Effective Date.

The Rider will not pay benefits for:

• Care or services provided by the Insured’s Immediate Family unless:

• He or she is a regular employee of an organization which is providing the treatment, service or care; and

• The organization receives the payment for the treatment, service or care;

• Care or services for which no charge is made in the absence of insurance;

• Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self- inflicted injury;

• Care or services that result from alcoholism or drug addiction;

• Care or services that result from committing or attempting to commit or participating in a felony, riot or insurrection;

• Care or Services received outside the United States unless the initial and any annual renewal certifications are completed by a Licensed Health Care Practitioner.

• Care or services that result from active duty in the armed forces of any nation or international government or units auxiliary thereto, or the National Guard;

• Care or services that result from war or any act of war, whether declared or undeclared;

• Treatment provided in a government facility (unless current or future law requires that this Rider provide coverage);

• Services for which benefits are available under Medicare or other governmental program (except Medicaid), any state or federal workers’ compensation, employer’s liability or occupational disease law, or any motor vehicle no-fault law; or

• Services received while this Rider is not In Force, except as provided in the Extension of Benefits provision.

LTC Coverage Amount

The LTC Coverage Amount is the maximum amount of benefits payable under this Rider. The initial LTC Coverage Amount is shown in the Policy Specifications and is adjusted thereafter as described below. The LTC Coverage Amount will never exceed the Policy’s Total Face Amount, or, if Death Benefit Option C is in effect, the lesser of the Total Face Amount or the Option C Amount.

The LTC Coverage Amount will be decreased at the time:

• we receive your Written Request;

• we pay a benefit in accordance with the terms of the Rider;

• a withdrawal from the Policy occurs; or

• the LTC Coverage Amount is greater than the Policy’s Total Face Amount; or, if you selected Death Benefit Option C, the LTC Coverage Amount will be decreased to the lesser of the Policy’s Total Face Amount or the Option C Amount.

Transaction	Reduction to LTC Coverage Amount	LTC Coverage Amount After Transaction
Benefit Payment	LTC Benefit Amount	A – B where: A is the LTC Coverage Amount before Benefit Payment; and B is the LTC Benefit Amount See Example #1 below
Withdrawal	Withdrawal /Policy Death Benefit x LTC Coverage Amount	A x ( 1- B/C) where: A is the LTC Coverage Amount before the withdrawal; B is the Withdrawal; and C is the Policy Death Benefit before the withdrawal See Example #2 below
Other reduction to the Total Face Amount (Death Benefit Option A or B is in effect)	Maximum of A or (B – C) where: A is 0; B is the LTC Coverage Amount; and C is the Policy Face Amount after the face reduction	Minimum of A or B where: A is the LTC Coverage Amount before the reduction to Total Face Amount; and B is the Total Face Amount after the reduction See Example #3 below
Other reduction to the Total Face Amount (Death Benefit Option C is in effect)	Maximum of A or (B – C) where: A is 0; B is the LTC Coverage Amount; and C is the lesser of Policy Face Amount after the face reduction or the Option C Amount after the face reduction

Minimum of A, B or C where:

A is the LTC Coverage Amount before the reduction to Total Face Amount;

B is the Total Face Amount after the reduction;

C is the Option C Amount after the reduction to Total Face Amount

See Example #4 below

If no benefits have been paid under the Rider, the Adjusted LTC Coverage Amount is equal to the LTC Coverage Amount. Any decrease to LTC Coverage Amount will also decrease the Adjusted LTC Coverage Amount by the same dollar amount, except that the Adjusted LTC Coverage Amount will not be reduced for a benefit payment under this rider. We do not allow increases to the Adjusted LTC Coverage Amount.

Hypothetical Example #1:

Assume the following:

• LTC Coverage Amount at issue is $750,000 and Total Face Amount is $1,000,000

• LTC Benefit Amount = $10,000

Then:

LTC Coverage Amount = $740,000 ($750,000 - $10,000)

Adjusted LTC Coverage Amount = $750,000 (benefit payment does not reduce the Adjusted LTC Coverage Amount)

Hypothetical Example #2:

Assume the following:

• LTC Coverage Amount is $740,000;

• Death Benefit Option B

• Adjusted LTC Coverage Amount is $750,000,

• Total Face Amount is $1,000,000

• Accumulated Value is $50,000

• Death Benefit is $1,050,000

• Withdrawal processed for $25,000

Then:

LTC Coverage Amount after WD = LTC Coverage Amount before Withdrawal x (1 – WD/DB) = $722,380.95

This is a reduction of $17,619.05 (740,000 – 722,380.95). The same dollar amount reduces the Adjusted LTC Coverage Amount.

Adjusted LTC Coverage Amount = $732,380.95

Hypothetical Example #3:

Assume the following:

• LTC Coverage Amount is $722,380.95

• Adjusted LTC Coverage Amount is $732,380.95

• Total Face Amount is $1,000,000

If there is a policy transaction that reduces the Total Face Amount to $800,000 there is no reduction to the LTC Coverage Amount or the Adjusted LTC Coverage Amount. This is because the LTC Coverage Amount of $722,380.95 is still less than the Total Face Amount after reduction to $800,000.

If a there is a policy transaction that reduces the Total Face Amount to $600,000, then the LTC Coverage Amount is reduced to $600,000 so that the LTC Coverage Amount does not exceed the Total Face Amount. This is a reduction of $122,380.95 and this same dollar amount will reduce the Adjusted LTC Coverage Amount. The Adjusted LTC Coverage Amount after this reduction is $610,000.

Hypothetical Example #4: (Option C)

Assume the following:

• LTC Coverage Amount is $950,000

• Adjusted LTC Coverage Amount is $950,000

• Total Face Amount is $1,000,000

• DB Option C is in effect

• Cumulative Premiums = 100,000

• Cumulative Withdrawals = 150,000

The Option C Amount before the face reduction = 950,000 (1,000,000 + 100,000 – 150,000)

The Face Amount is reduced to 975,000

After this reduction to Total Face Amount, the Option C Amount is 925,000 (975,000 + 100,000 – 150,000)

Although the LTC Coverage Amount does not exceed the Total Face Amount after the reduction to the Total Face Amount, the LTC Coverage Amount does exceed the Option C Amount. Therefore, after the reduction to the Total Face Amount, the LTC Coverage Amount is reduced to $925,000. (The Adjusted LTC Coverage Amount is also reduced to $925,000).

The Rider at Exercise

The LTC Benefit Amount is the lesser of the dollar amount you requested or the Maximum Monthly Benefit Payment Amount available under this Rider. Any requested LTC Benefit Amount may not be less than the Minimum Monthly Benefit Payment Amount.

The Maximum Monthly Benefit Payment Amount is the lesser of:

• The Maximum Monthly Percentage multiplied by the Adjusted LTC Coverage Amount; or

• The Monthly Per Diem Limitation; or

• The LTC Coverage Amount.

The Maximum Monthly Percentage is the maximum percentage of the Adjusted LTC Coverage Amount that will be paid as a monthly LTC Benefit. You elect the Maximum Monthly Percentage shown in the Policy Specifications at Policy issue and cannot change it thereafter.

Provided the Policy is not in its Grace Period, the amount of the LTC Benefit Proceeds is equal to (a - b) where:

(a) is the LTC Benefit Amount; and

(b) is any Policy Debt immediately prior to the benefit payment, multiplied by the Acceleration Percentage.

LTC Benefit Proceeds During Policy Grace Period - If benefit payment is made while the Policy is in its Grace Period, we reduce the payment by any unpaid Monthly Deductions. The LTC Benefit Proceeds are equal to: (a – b – c) where:

(a) is the LTC Benefit Amount; and

(b) is any Policy Debt immediately prior to the benefit payment, multiplied by the Acceleration Percentage; and

(c) is any Monthly Deductions due and unpaid immediately prior to the benefit payment, multiplied by 1 minus the Acceleration Percentage.

If (b + c) is greater than (a), no benefit payment will be made and the Policy will remain In Force.

A hypothetical example where the Policy is not in the Grace Period:

Assume the following:

• LTC Coverage Amount is $750,000

• LTC Benefit Amount is $10,000

• Policy Debt before the benefit payment is $5,000

• Policy Death Benefit before the LTC Benefit Amount is $1,000,000

Acceleration Percentage = 10,000 ÷ 1,000,000 = 1%

LTC Benefit Proceeds = 10,000 – (5,000 x 1%) = $9,950.00

A hypothetical example where the Policy is in the Grace Period:

Assume the following:

• LTC Coverage Amount is $750,000

• LTC Benefit Amount is $10,000

• Policy Accumulated Value is $15,000

• Policy Debt before the benefit payment is $15,200

• Monthly Deductions due and unpaid is $200

• Policy Death Benefit before the LTC Benefit Amount is $1,000,000

Acceleration Percentage = 10,000 ÷ 1,000,000 = 1%

We will reduce Policy Debt, Accumulated Value and Monthly Deductions due and unpaid each by the Acceleration Percentage (1%):

• Accumulated Value after the benefit payment is $14,850

• Policy Debt after the benefit payment is $15,048

• Monthly Deductions due and Unpaid after the benefit payment is $198.00

LTC Benefit Proceeds = $10,000 - $152 - $198 = $9,650.00

If a benefit payment is made on the Monthly Payment Date, the benefit payment will be processed before the calculation of the Policy Monthly Deductions.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, the following values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Policy’s Total Face Amount;

• the Policy’s Accumulated Value;

• any Alternate Accumulated Value of the Policy or any rider;

• any Policy debt;

• any alternate loan values;

• any Surrender Charge applicable for each Coverage Layer unless the Policy has a Maximum Surrender Charge. If your Policy has a Maximum Surrender Charge, it will be reduced by the Acceleration Percentage;

• any Monthly Deduction due and unpaid during a Policy Grace Period;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals and other distributions as described in the Policy; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

For example, if the Acceleration Percentage is 2%, each of the above values is reduced by 2% as shown below:

Policy Value	Before benefit payment	Reduction (2% x Value)	After benefit payment
Total Face Amount	$500,000	$10,000	$490,000
Accumulated Value	$50,000	$1,000	$49,000
Policy Debt	$25,000	$500	$24,500
Alternate Accumulated Value	$15,000	$300	$14,700
Surrender Charge	$1,000	$20	$980

Other values reduced by the Acceleration Percentage are reduced in a similar manner as shown in the example above.

The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider. You may not decrease the Total Face Amount starting on the date a claim is In Good Order and continuing until the end of that Claim Period.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following a Benefit payment.

After reduction to your Policy’s Accumulated Value and any Policy Debt, any amount of Monthly Deductions that are due and unpaid at the time of a benefit payment are reduced by an amount equal to the Acceleration Percentage multiplied by the Monthly Deduction due and unpaid prior to the benefit payment.

Transfers of Accumulated Value during any Claim Period

Transfers from the Fixed Account or the Fixed LT Account to the Variable Investment Options are not permitted. You may transfer Accumulated Value from the Variable Investment Options to the Fixed LT Account, subject to limitations on allocations to the Fixed Options.

Other Effects on the Policy

Beginning on the date a claim is In Good Order under this Rider:

• We will not allow Death Benefit Option Changes, except for changes into Death Benefit Option A;

• We will not allow any requested increases in benefits under the Policy or any Riders; and

• We will discontinue the Automated Income Option or any other systematic distribution program in effect.

You may not request a Policy Loan or Policy Withdrawal starting on the date a claim is In Good Order and continuing until the end of that Claim Period. When a Claim Period is no longer in effect, Policy Loans and Policy Withdrawals will be available according to the terms of the Policy.

The Riders After Exercising the Premier LTC Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. Charges may be affected by the reduction in benefits and policy values. In addition:

• For any policies with term insurance that provide a termination credit, the termination credit basis is reduced on the date of each benefit payment by an amount equal to the value of the termination credit basis prior to the benefit payment multiplied by the Acceleration Percentage;

• For any no-lapse guarantee rider using no lapse guarantee premiums, the no-lapse premium and the no-lapse credit will be reduced on the date of each benefit payment;

• Overloan protection riders cannot be exercised starting on the date a claim is In Good Order and continuing until the end of that Claim Period;

• For policies with any minimum earnings benefit rider, any Minimum Premium Requirement is reduced by an amount equal to the Minimum Premium Requirement prior to the benefit payment multiplied by the Acceleration Percentage on the date of the claim.

Lapse Protection during Claim Period

During any Claim Period, the Policy and Riders will not lapse. On each Monthly Payment Date during any Claim Period, we will make a determination of the Policy’s Net Accumulated Value. If the Policy’s Net Accumulated Value is greater or equal to zero, the Net Accumulated Value will not be reduced to less than zero, except for any amount attributable to any loan or alternate loan that would otherwise reduce the Net Accumulated Value. If the Policy’s Net Accumulated Value is less than zero, the Net Accumulated Value will not be reduced further, except for any amount attributable to any loan or alternate loan that would otherwise reduce the Net Accumulated Value. Policy loans and alternate loans will continue to be processed according to the Policy and may result in a negative Net Accumulated Value. You may have to pay additional Premium to prevent your Policy and any Riders from lapsing when the Claim Period is no longer in effect. If the Insured dies during the Claim Period, we will pay the Policy’s Death Benefit as defined in the contract. If we receive notification of the Insured’s death before a benefit payment is made, we will not make the benefit payment. If we receive notification of the Insured’s death after a benefit payment is made, the benefit payment will reduce the Death Benefit proceeds payable under the Policy.

A hypothetical example with no Policy Debt:

Assume the following:

• Accumulated Value prior to Monthly Deductions or benefit payment is $1,201

• At benefit payment, Acceleration Percentage is 1%

• Accumulated Value after benefit payment, but before Monthly Deductions is $1,189

• Monthly Deductions due is $1,500

We will limit monthly deductions to $1,189 so that after the monthly deductions are assessed, the Accumulated Value is 0. The difference is “offset” and there is no requirement that this offset amount ever be repaid.

A hypothetical example with Policy Debt:

Assume the following:

• Accumulated Value prior to Monthly Deductions or benefit payment is $1,201

• Policy Debt prior to benefit payment is $500

• At benefit payment, Acceleration Percentage is 1%

• Accumulated Value after benefit payment, but before Monthly Deductions is $1,189

• Policy Debt after the benefit payment is $495

• Net Accumulated Value is $694 ($1,189 - $495)

• Monthly Deductions due is $1,500

We will limit monthly deductions to $694 so that after the monthly deductions are assessed, the Net Accumulated Value is 0. The difference is “offset” and there is no requirement that this offset amount ever be repaid. Note that loan interest charge will be added to the policy debt so that the Net Accumulated Value at the end of the month will be negative.

Rider Termination

The Rider is effective on the Rider Effective Date unless otherwise stated. It will terminate on the same date any of the following occur:

• The Insured’s death;

• The Rider is cancelled pursuant to the Owner’s request;

• Exercise of any Policy overloan protection;

• Any terminal illness benefit payment resulting in an Adjusted LTC Coverage Amount that is less than the Minimum LTC Coverage Amount;

• The LTC Coverage Amount is zero; or

• The Policy is terminated.

Lapse and Reinstatement

The Policy’s Lapse and Reinstatement section applies to the Rider, except as follows:

• We will provide Notice of pending lapse or termination for non-payment of premium to you and the Insured, any assignee of record and any additional designee;

• To protect the Policy and Rider against unintentional lapse, you must designate at least one additional person to receive the lapse notice or you must waive the designation in writing;

• We will waive any LTC Rider Charges that would occur as part of the Policy Monthly Deduction during any Claim Period;

• The Policy and Riders will not lapse during any Claim Period and the Policy’s Net Accumulated Value will not be reduced to less than zero, except for amounts attributable to Policy loans.

You may have to pay additional Premium to prevent your Policy and any Riders from lapsing when the Claim Period is no longer in effect.

You can reinstate your Rider under the Rider’s Reinstatement provision within six months from the end of the Grace Period and subject to our approval of your reinstatement application. A reinstated Rider will only cover loss resulting from an injury or condition that begins after the date of reinstatement. Otherwise, you will have the same rights under the Rider as you had before it terminated. If the Rider terminates while the Insured is Chronically Ill, we may reinstate coverage subject to conditions described in the Rider.

You cannot reinstate the Rider after six months from the end of the Grace Period, even if your Policy is reinstated.

Extension of Benefits

If this Rider terminates while the Insured is Confined in a Nursing Home Facility, Hospice Care Facility, or an Assisted Living Facility, benefits may be paid for such Confinement if the Confinement began while this Rider was In Force and the Confinement continues without interruption after termination. Extension of benefits stops on the earliest of:

• The date when the Insured no longer meets the eligibility for the payment of benefits requirements;

• The date the Insured is no longer Confined in a Nursing Home Facility, Hospice Care Facility, or an Assisted Living Facility; or

• The date when the LTC Coverage Amount remaining after a monthly benefit payment is zero.

This Extension of Benefits provision is subject to all provision of this rider and all applicable coverage maximums.

If benefits are continued under this Extension of Benefits provision because the Policy has lapsed, no Death Benefit will be payable to the beneficiary under the Policy.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Claims Provisions

We prefer that either you or the Insured notify us as soon as the Insured first becomes eligible and may soon need care covered by this Rider. Notify us even if you or the Insured is unsure, and we can help determine whether the Insured is eligible for benefits. To file a claim, you or the Insured may call us, notify us in writing or submit a completed Claim Form we provide.

When we receive the notice of claim, we will expect the Insured to submit a completed Claim Form. The information needed to establish the Insured’s eligibility for benefits will include:

• Certification by a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual;

• Confirmation through sufficient Proof of Loss that the Insured has incurred an expense for a Qualified Long-Term Care Service to initiate the Elimination Period; and

• A Plan of Care.

In order to ensure that the Insured continues to meet the eligibility conditions for Rider Benefits throughout the Claim Period, we reserve the right to have the Insured evaluated by our nurse, to contact the Insured’s Physician(s) or other care provider and to review the Insured’s medical records at any time during the Claim Period.

We will provide Claim Forms for the filing of a Proof of Loss when we receive the notice of claim. If you, the Insured or the Insured’s Representative does not receive the necessary Claim Forms within 15 days, you can file a Proof of Loss without them by sending us a letter describing the occurrence, the character and the extent of the loss for which the claim is made. That letter must be sent to us at our Administrative Office within 90 days following the loss for which benefits are claimed. We will not pay benefits until we verify eligibility for benefits.

Once a claim is In Good Order, benefit payments will start within 30 business days. Benefit payments will be made as long as the insured continues to meet the eligibility for the payment of benefits and our liability continues. Any periodic benefit payments will be made on a monthly basis as long as the loss and our liability continue. We pay the Benefits to you (or your designee) unless the Policy has been otherwise assigned.

If you or the Insured disagree with our decision regarding a claim, you may submit a Written Request for reconsideration of your claim within 60 days of that decision. Any internal review of claim decisions will be consistent with applicable laws and regulations. You or the Insured should submit any additional information that you or the Insured feel is necessary for our review.

Care Coordination

The Rider provides access to Care Coordination under a national long-term care services referral network via a toll-free telephone number. Care Coordination helps identify a person’s functional, cognitive, personal and social needs for care and services and can help link the person to a full range of appropriate services. Services include free consultation, Assessments and tailored information to assist in planning and implementing a Plan of Care. There is no additional charge for this service and it has no effect on the LTC Coverage Amount. This service is subject to availability and may be modified, suspended, or discontinued at any time upon thirty days written notice.

• Premier Living Benefits Rider

The Premier Living Benefits Rider is a chronic illness Rider that provides protection from the financial impacts of becoming chronically ill by providing acceleration of a portion of the Death Benefit in the event that you become chronically ill. For more information, please see APPENDIX B: State Law Variations.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay the Rider Benefit, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to, Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Activities of Daily Living – include the following self-care functions:

• Bathing oneself

• Continence

• Dressing oneself

• Feeding oneself

• Getting oneself to and from the toilet

• Transferring oneself into or out of a bed, chair or wheelchair.

Annual Per Diem Limitation – the Per Diem Limitation declared by the Internal Revenue Service on the date the Chronic Illness Benefit Proceeds are effective, multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 365.

Chronically Ill Individual – an Insured who has been certified in writing as:

• Being permanently unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual; or

• Requiring continual supervision by another person for protection from threats to the Insured’s health or safety as described in the Rider.

Initial Eligible Amount – the lesser of the Maximum Lifetime Accelerated Death Benefit or the Death Benefit on the effective date of the initial request for the Benefit.

Licensed Health Care Practitioner – a physician licensed and residing in the United States. The Licensed Physician cannot be you or an immediate family member.

Maximum Lifetime Accelerated Death Benefit – the maximum amount of Death Benefit that you can accelerate under the Premier Living Benefits Rider during the Insured’s lifetime, as shown in the Policy Specifications.

Eligibility Conditions

This Rider may be attached to only one policy per insured. If you have existing Pacific Life Policies with a chronic illness rider, you may choose to either:

1. terminate the chronic illness rider on your existing policy, and obtain a new chronic illness rider with a newly-issued policy, if you qualify; or

2. maintain the chronic illness rider on your existing policy, and accept any applied for life insurance, if issued, without the chronic illness rider.

You should not terminate any existing Pacific Life chronic illness rider until the new application with a chronic illness rider has been approved by Pacific Life. If an insured’s chronic illness has generated benefits under any existing Pacific Life policy, that insured does not qualify for a new chronic illness rider. Please understand that chronic illness benefits may be higher or lower based upon the policy to which it is attached. Request sample illustrations from your life insurance producer to help determine the policy configuration is appropriate for you.

To receive the Rider Benefit, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Chronically Ill Individual;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The Chronically Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury.

We will pay the Benefits immediately after we receive written certification from a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Health Care Practitioner, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

The Rider at Exercise

You may request the Rider Benefits once per twelve-month period. Your Written Request should include:

• The Benefit amount requested; and

• Your selection of an annual payment or monthly payments. If your request does not specify a payment option, we will pay the Benefit as an annual payment.

If you elect to receive an annual payment, we will provide you with one lump-sum payment. Your request for an annual payment cannot be less than $5,000, and can never be greater than the Maximum Annual Benefit Amount. The Maximum Annual Benefit Amount is the lesser of:

• The Annual Per Diem Limitation; or

• The Reduction Factor times the Eligible Accelerated Annual Death Benefit. The Reduction Factor is equal to [a + b] ÷ c where

(a) is 100% of the Policy’s Cash Surrender Value;

(b) is the Chronic Illness Risk Factor times the result of the Death Benefit minus the greater of zero or the Policy’s Accumulated Value; and

(c) is the Death Benefit.

The Eligible Accelerated Annual Death Benefit is the lesser of:

• 24% of the Initial Eligible Amount; or

• The excess of the Maximum Lifetime Accelerated Death Benefit over the Total Accelerated Death Benefit; or

• The Death Benefit.

The Chronic Illness Risk Factor is based on the Insured’s Age, gender and Risk Class, as well as the Accelerated Death Benefit Interest Rate and a mortality table for disabled lives we declare.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

• the current yield on the 90-day Treasury bill; or

• the maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

At the time of each Benefit payment, we will:

• Verify that the Policy is not in the Grace Period. If it is in the Grace Period, we will reduce the Benefit payment by the amount needed to pay any Monthly Deduction required to keep the Policy In Force;

• Limit the Benefit to the Maximum Annual or Maximum Monthly Benefit Amount, as applicable;

• Calculate the amount payable upon request under this Rider (the “Chronic Illness Benefit Proceeds”);

• Reduce the Policy and Rider values as described in the Rider; and

• Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

If your Policy has an accidental death rider, the accidental Death Benefit amount is not eligible for acceleration under this Rider.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, the following values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Total Face Amount;

• the Accumulated Value;

• the surrender charge for each Coverage Layer;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

The Acceleration Percentage equals (a ÷ b) where:

a = the Chronic Illness Benefit; and

b = the Reduction Factor multiplied by the Death Benefit on the date of each benefit payment.

Your Policy’s Total Face Amount will be reduced by an amount equal to the Acceleration Percentage multiplied by the Total Face Amount prior to the benefit payment. The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider.

The Policy’s Investment Options values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Policy Debt, Loan Account and Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following a Benefit payment.

Your Policy’s Alternate Accumulated Value, if any, will be reduced by an amount equal to the Acceleration Percentage multiplied by the Alternate Accumulated Value prior to a Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following a Benefit payment will be calculated according to the terms of the Policy.

Other Effects on the Policy

After we make the initial Benefit payment under the Rider:

• You can change your Death Benefit Option, but only to Death Benefit Option A;

• We will not allow any requested increases in benefits under the Policy or any Riders; and

• We will discontinue the Automated Income Option or any other systematic distribution program in effect.

The Riders After Exercising the Premier Living Benefits Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

• Face Amounts for any term insurance rider on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

• For any no-lapse guarantee rider using no lapse guarantee premiums, the no-lapse premium and the no-lapse credit will each be reduced on the date of each benefit payment;

• For policies with overloan protection riders, the riders will terminate at the time the first Benefit proceeds are paid;

• For policies with any minimum earnings benefit riders, Alternate Accumulated Value will be reduced by an amount equal to the Alternate Accumulated Value prior to the Benefit payment multiplied by the Acceleration Percentage;

• The sum of the Policy’s Fixed, Variable and Indexed Accumulated Values will be reduced on the date of the claim for Benefits.

Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code. You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your Written Request;

• Acceleration of any part of the Policy’s Death Benefit because of the Insured’s terminal illness;

• When you have accelerated the maximum amount of Death Benefit that can be accelerated under the Rider, as shown in the Policy Specifications;

• Exercise of an overloan protection rider;

• When the Rider or the Policy terminate; or

• When you notify us of the Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

• Terminal Illness Rider

The Terminal Illness Rider provides protection from the financial impacts of having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less by providing acceleration of a portion of the Death Benefit. For more information, please see APPENDIX B: State Law Variations.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay the Rider Benefit, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to, Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Eligible Coverage – the portion of the Policy Face Amount that will qualify for determining the Terminal Illness Benefit under the Terminal Illness Benefit Rider. Your Policy’s Eligible Coverage is listed in the Policy Specifications under the Terminal Illness Rider. It does not include any insurance on the life of anyone other than the Insured and any other rider on the Insured.

Licensed Physician – a physician licensed and residing in the United States. The Licensed Physician cannot be you or an immediate family member.

Terminally Ill Individual – an Insured who has been certified in writing as having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less.

Eligibility Conditions

To receive the Rider Benefits, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Terminally Ill Individual;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The Terminally Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury;

• If your Policy is a last survivor policy, it will only be eligible for a Terminal Illness Benefit after the death of the first Insured and only if the survivor is a Terminally Ill Individual.

The Terminal Illness Benefit will be payable when we receive written certification from a Licensed Physician that the Insured is a Terminally Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Physician, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

The Terminal Illness Benefit will not be payable if the law requires the Benefit to meet creditor claims or a government agency requires the Benefit for application or maintenance of a government benefit or entitlement.

The Premier Living Benefits Rider will terminate when we receive a Written Request for the Terminal Illness Benefit under this Rider.

If your Policy has an accidental Death Benefit rider, the accidental Death Benefit amount is not eligible for acceleration under the terms of this Rider.

The Rider at Exercise

You may submit your Written Request for benefits under the Rider, including the amount of Terminal Illness Benefit requested, when the Insured qualifies as a Terminally Ill Individual and meets the eligibility conditions.

When we make the benefit payment we will:

• Limit the benefit to the lesser of 75% of the Eligible Coverage or $250,000;

• Calculate the Terminal Illness Benefit Proceeds, as described below; and

• Reduce Policy and Rider values.

Calculating the Benefit Under the Rider

The Terminal Illness Benefit Proceeds is the amount payable under the Rider. It is a one-time payment equal to the Terminal Illness Benefit multiplied by (a) and reduced by (b) and (c) where:

(a) the Terminal Illness Reduction Factor;

(b) Policy Debt multiplied by the Acceleration Percentage; and

(c) a processing charge, guaranteed not to exceed $100.

If the Insured dies within 30 days of payment of the Terminal Illness Benefit Proceeds, we will refund the amounts defined in (a) and (c) above.

The Terminal Illness Reduction Factor is equal to (a) x (b) where:

(a) equals 1; and

(b) equals 1 plus the Accelerated Death Benefit Interest Rate.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

• the current yield on the 90-day Treasury Bill; or

• the maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

We pay the Terminal Illness Benefit as a lump sum. It is guaranteed never to be less than $500 or 25% of your Policy’s Face Amount. We will pay the Terminal Illness Proceeds once per Policy.

If you send us Written Notice that the Insured has died before we have paid the Terminal Illness Benefit, we will not make the payment. However, if we pay the Terminal Illness Benefit before we receive Written Notice of the Insured’s death, the payment will be effective and we will reduce the Death Benefit Proceeds payable under the Policy.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

At the time of each Benefit payment, we will:

• Calculate the amount payable upon request under this Rider (the “Terminal Illness Benefit Proceeds”);

• Reduce the Policy and Rider values as described in the Rider; and

• Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, cost of insurance Charges and Policy Loans.

If your Policy has an accidental death rider, the accidental Death Benefit amount is not eligible for acceleration under the Rider.

If you request another transaction on the same day as a Terminal Illness Benefit is paid, we will process the Terminal Illness Benefit Proceeds after we have processed the other requested transactions.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, Policy values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Total Face Amount;

• the Accumulated Value;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

The Acceleration Percentage equals (a ÷ b) where:

a = the Terminal Illness Benefit; and

b = the Eligible Coverage on the date of each Benefit payment.

Your Policy’s Total Face Amount will be reduced by an amount equal to the Acceleration Percentage multiplied by the Total Face Amount prior to the benefit payment. The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider.

The Policy’s Death Benefit and Accumulated Value will continue to be calculated in accordance with the terms of the Policy.

The Policy’s Investment Options values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Policy Debt, Loan Account and Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following the Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following the Benefit payment will be calculated according to the terms of the Policy.

The Riders After Exercising the Terminal Illness Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

• Face Amounts for any term insurance rider on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

• For any no-lapse guarantee rider using no lapse guarantee premiums, the no-lapse premium and the no-lapse credit will each be reduced on the date of each Benefit payment;

• For policies with overloan protection riders, the rider will terminate at the time the first Terminal Illness Benefit proceeds are paid;

• For policies with any minimum earnings benefit riders, Alternate Accumulated Value will be reduced by an amount equal to the Alternate Accumulated Value prior to the benefit payment multiplied by the Acceleration Percentage.

Terminal Illness Benefit Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code.

You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your Written Request;

• The date the Benefit under the Rider are paid;

• Exercise of an overloan protection rider;

• When the Rider or the Policy terminate; or

• When you notify us of Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

• Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and Coverage charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider.

Total disability is a condition

• resulting from accidental bodily injury or a disease which first manifests itself while the Rider is in effect;

• occurs before the Insured’s age 60;

• lasts continuously for a minimum of three months; and either

• prevents the Insured from performing the duties of their job; or

• includes the Insured’s total and irrecoverable loss of sight of both eyes or use of two hands, two feet or one hand and one foot.

We will not waive the Loan Interest Charge or any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 55. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original Coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 60. However, if the Insured was disabled before reaching Age 60, benefits under the Rider will continue until the death of the Insured as long as the Insured remains disabled.

Things to Keep in Mind

We offer other variable life insurance policies which provide insurance protection on the life of the Insured. We also offer riders that provide Coverage on the Insured. Many life insurance policies and riders have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting cash values based on your particular needs.

Providing Coverage on the Insured using Rider Coverage will result in different Policy charges than Coverage under the Policy alone. In general, your Policy Coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Accelerated death benefit payments received for a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations). Pacific Life cannot determine the taxability of benefit payments. Tax treatment of long-term care benefits is complex, and will depend on the amount of benefits taken, the amount of qualified expenses incurred and possibly other factors. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Consult your qualified and independent legal and tax advisors about the tax implications of these benefits.

Combining a Policy with an Annual Renewable Term Rider or Scheduled Annual Renewable Term Rider (if available), may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

We also offer the ability to have increases in Coverage, either by requesting an increase in Face Amount or by using scheduled increases in Policy and/or Rider Coverages. Scheduled increases will avoid the need for further medical underwriting. A requested increase in Coverage can provide for a larger increase, but would be subject to full underwriting and could result in a different Risk Class than that originally underwritten. Policy charges will vary based on the amount and timing of increases, and on whether the increase was scheduled or requested.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your Coverage with your life insurance producer.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. However, if you have chosen the Indexed Fixed Options, your Net Premium will first be allocated to the Fixed Account and transferred from the Fixed Account to the Indexed Fixed Options on the Segment Start Date. The Accumulated Value transferred from the Fixed Account to the Indexed Fixed Options may be less than the Net Premium or the Accumulated Value you transferred to the Fixed Account because there may have been deductions from the Fixed Account, such as those due to Monthly Deductions, withdrawals or Policy loans.

There is other information you should know about allocating all or part of a Net Premium to the Indexed Fixed Options. You can only allocate a Net Premium to the Indexed Fixed Options if your Policy is not in a Lockout Period. In addition, you must notify us of your allocation to the Indexed Fixed Options by the Cutoff Date (two Business Days before a Segment Start Date) of a particular Segment Start Date in order for Accumulated Value to be transferred from the Fixed Account to the Indexed Fixed Options on that Segment Start Date. See YOUR INVESTMENT OPTIONS – Indexed Fixed Options. Otherwise, your Accumulated Value will be transferred to the Indexed Fixed Options on the Segment Start Date.

We do not count the allocation from the Fixed Account to the Indexed Fixed Options towards the number of transfers you may make in a Policy Year. In addition, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See HOW PREMIUMS WORK – Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your life insurance producer will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a list bill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the list bill every month.

• If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank

• by money order in a single denomination of more than $10,000 for inforce payments, if it originates in a U.S. bank

• by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• by temporary check with the ABA routing number and account number pre-printed on the check

• wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• traveler’s checks

• cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

• money order in a single denomination of $10,000 or less

• third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

You can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

• If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

• If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a maximum premium load of 6.25% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

• If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

• If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment

Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax advisor for complete information regarding Modified Endowment Contracts.

• If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

When we allocate your first premium depends on the state and replacement status. For policies that require us to return the premiums you have paid if you exercise your Free Look Right, we will hold your Net Premiums in the Fidelity® VIP Government Money Market Variable Account until the end of the applicable state free look period, and then transfer them to the Investment Options you have chosen.

If your Policy requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you have chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Fidelity® VIP Government Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your policy will enter its Grace Period. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the sum of the following:

• Variable Accumulated Value – the sum of the Accumulated Value in each Variable Account.

• Fixed Accumulated Value – the value allocated to the Fixed Options.

• Indexed Accumulated Value – is the sum of the Segment Values for all Segments in each Indexed Fixed Option.

• Loan Account Value – The value of any Loans that you have taken, including interest on the amount of loan.

The Accumulated Value in the Fixed and Variable Options is made up of the following:

• Net Premiums that you allocate

• Any non-guaranteed Persistency Credits that we may pay

• Policy Charges that we deduct

• Withdrawals that you request

• Loans that you request and that become part of the Loan Account

• Earnings on the Accounts.

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options, the Indexed Fixed Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

The Variable Accumulated Value is the sum of the value allocated to each of the Variable Accounts. For each Variable Account, we determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

The Fixed Accumulated Value is the sum of the value in the Fixed Account and Fixed LT Account. We credit interest to these Accounts on a daily basis, at a rate not less than the guaranteed minimum of 2.00%. Please see YOUR INVESTMENT OPTIONS –Fixed Options for further details.

The Indexed Accumulated Value is the sum of the Segment Values for all Segments in the Indexed Fixed Options. We credit Segment Guaranteed Interest to each segment at a rate of 1%, and each segment receives Segment Indexed Interest credits at the Segment Maturity Date. Please see YOUR INVESTMENT OPTIONS – Indexed Fixed Options for further details.

When you request a Policy Loan, an equivalent amount of money is processed as an Account Deduction and added to the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here is how it works:

Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Fixed and Variable Options according to your most recent allocation instructions.

The persistency credit rate applied is the sum of a basic persistency credit and an additional persistency credit.

Beginning in year 6, the basic persistency credit rate is 0.14%. On the later of the insured's Age 100 or policy year 26, the basic persistency credit rate will equal 0%.

The additional persistency credit rate is added to the persistency credit rate above. The additional persistency credit rate is the weighted average of the additional persistency credit rates for all Coverage Layers, based on the Face Amount for each Coverage Layer.

The additional persistency credit rate for each Coverage Layer begins on Coverage Year 11. The additional persistency credit rate depends on your Age, Risk Class and Death Benefit Option at the issue of each Coverage Layer. The additional persistency credit will end on the later of the Insured’s Age 100 or on Policy Year 26.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

For more information on the persistency credit, you may ask your life insurance producer to provide an In Force Illustration.

A hypothetical example
For an insured, age 45 at Policy issue, assuming the average unloaned Policy Accumulated Value is $100,000:

• In policy year 6, assuming the basic persistency credit rate is 0.14%, and the additional persistency credit rate is 0.00%. The persistency credit added to the Policy’s Accumulated Value is 0.14% × 100,000 = $140.

• In policy year 11, assuming the basic persistency credit rate is 0.14% and the additional persistency credit rate is 0.24388%. The persistency credit added to the Policy’s Accumulated Value is 0.38388% × 100,000 = $383.88.

Policy Charges

We take various charges from your Policy’s Accumulated Value to compensate us for the cost of the Policy benefits and for maintaining your Policy:

1. Monthly Deductions

2. Certain Transaction Fees

3. Administrative and Underwriting Service Fees

4. Loan Interest Charged against the Loan Account.

Transaction fees, administrative and underwriting service fees are shown in the FEE TABLES.

All Policy charges assessed under the policy will reduce the Accumulated Value as an Account Deduction.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value on each Monthly Payment Date until the Monthly Deduction End Date. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. For more information, see Lapsing and Reinstatement.

The Monthly Deduction is made up of five charges:

1. cost of insurance charge

2. administrative charge

3. Coverage charge

4. charges for optional Riders and benefits

5.  monthly Indexed Account charge

Your Policy and any Riders will provide a list of all guaranteed Policy charges. For any given charge, we may charge less than these amounts, but we will never charge more than these guaranteed amounts. Any lesser charge will apply uniformly to all members of the same Class.

We may profit from Policy charges and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are no Monthly Deductions after the Monthly Deduction End Date.

Cost of Insurance Charge

This Cost of Insurance Charge is for providing you with life insurance protection. It is based upon the cost of insurance rates of each Coverage Layer and a Net Amount At Risk.

The Net Amount At Risk used for calculating cost of insurance charges is determined on the Monthly Payment Date as:

• The Death Benefit under the policy divided by the Net Amount At Risk Factor of 1.0016516

• Less the Accumulated Value

If your policy has multiple Coverage Layers, the Net Amount at Risk is proportional to each Coverage Layer based upon the Face Amount of the Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with each Coverage Layer. These rates are shown in your Policy Specifications or in any Supplemental Schedule of Coverage that we provide.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Age and gender of the Insured unless unisex rates are required. Male rates are used for unisex cost of insurance rates. Unisex rates are used for Policies issued in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
• Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0016516.
• Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of all Coverage Layers, and each increase that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

COI Rates calculated based upon the AV Ratio

Upon the later of the Insured’s age 100 or the 26th Coverage year, cost of insurance rates for certain Coverage Layers may be calculated based upon the AV Ratio of this Policy. The AV Ratio as of the Monthly Payment Date is equal to a ÷ b where:

a = the Accumulated Value at the beginning of the Policy month before the Monthly Deduction is charged; and

b = the Death Benefit after any Policy changes but before the Monthly Deduction is charged.

These cost of insurance rates may be less than, but will be no greater than the maximum cost of insurance rates shown in the Policy Specifications. In order to determine if the AV Ratio cost of insurance rates can be used, on each Monthly Payment Date, we will calculate the AV Ratio of the Policy and compare it to the current threshold percentage. If the AV Ratio is greater than or equal to the threshold percentage, then the AV Ratio cost of insurance rates may be used to determine your cost of insurance charges for that policy month. If the AV Ratio is less than the maximum threshold percentage, then the AV Ratio cost of insurance rates will not be used and the current cost of insurance rate will be used.

We reserve the right to use threshold percentages lower than the maximum threshold percentage shown in the Policy Specifications. Any lesser threshold percentage will apply uniformly to all members of the same Class.

Administrative charge

We deduct a charge not to exceed $15.00 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. The current administrative charge will end on the later of Insured's attained Age 100 or on Policy Year 26. The guaranteed administrative charge will be assessed until the Monthly Deduction End Date.

Coverage charge

We deduct a Coverage charge every month to help cover the costs of distributing our Policies.

Each Coverage Layer on the Insured in the Policy has its own Coverage charge. The total amount of Coverage charges deducted monthly is the sum of the Coverage charges calculated for each Coverage Layer in effect.

The Coverage charge for each Coverage Layer is calculated based on the Face Amount, Insured’s Age and Risk Class, and Death Benefit Option on the Coverage Layer Effective Date.

Your Policy Specifications and any Supplemental Schedule of Coverage provide the Policy’s guaranteed Coverage charges. We may charge less than our guaranteed rate.

An example
For a Policy that insures a male standard nonsmoker who is Age 45 when the Policy is issued, and has a Policy Face Amount of $350,000:
The guaranteed monthly Coverage charge in year one is:
• Under Death Benefit Option A or Option C, is $161.96 (($350,000 ÷ 1,000) × 0.3798) + 29.03 • Under Death Benefit Option B, is $375.72 (($350,000 ÷ 1,000) × 0.983) + 31.67

Charges for optional riders

If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Monthly Indexed Account Charge

We assess an additional charge every month for amounts in each of the Indexed Fixed Options. The charge is added to the Monthly Deduction assessed against the Policy’s Accumulated Value. The charge is calculated by multiplying the Indexed Account Charge Rate, as shown in the FEE TABLES (guaranteed maximum annual rate of 0.30% (0.025% monthly)), to the value of the Indexed Fixed Options as of the Monthly Payment Date.

Indexed Fixed Options	Monthly Indexed Account Charge
1 - Year Indexed Account	0.025% of Indexed Account value
1 - Year High-Par Indexed Account	0.025% of Indexed Account value

An example:

• For a Policy with $10,000 in the 1 - Year Indexed Account, the maximum monthly Indexed Account charge is:

($10,000 × 0.025%) = $2.50

See YOUR INVESTMENT OPTIONS – Indexed Fixed Options – Segment Value Changes.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction.

Your Policy’s Accumulated Value is affected by the following:

• loans or withdrawals you make from your Policy

• certain Rider benefits paid from your Policy

• not making planned periodic premium payments

• the performance of your Investment Options

• charges under the Policy.

If your Policy’s Accumulated Value less Policy Debt is not enough to pay the total monthly charge, your policy will enter its Grace Period. We deduct the amount that is available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Division.

We will give you a Grace Period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the Grace Period.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the Grace Period, we will allocate your Net Premium on the day it is received to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option at the next policy monthly payment date.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the Grace Period

If the Insured dies during the Grace Period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have three years from the end of the Grace Period to apply for a reinstatement. We will consider your reinstatement request if you send us the following:

• a written application

• evidence satisfactory to us that the Insured is still insurable

• a Premium payment sufficient to:

• cover all unpaid monthly charges and Policy loan interest that were due in the Grace Period, and

• keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

• Surrender charges and Policy charges other than Cost of Insurance charges for Basic Life Coverage under this Policy will resume on their schedule as of the Monthly Payment Date when lapse occurred.

• Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insured’s Age at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Policy Debt

If there was a Policy loan at the time of lapse, upon reinstatement we will eliminate the loan by deducting any Policy Debt from the Accumulated Value. Any negative Accumulated Value will be due in addition to sufficient premium at the time of reinstatement.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options or Indexed Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 800-7681 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the American Funds Insurance Series, the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity® Variable Insurance Products Funds (“Fidelity® VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Legg Mason Partners Variable Income Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the M Fund, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the Pacific Select Fund, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the State Street Variable Insurance Series Funds, Inc., the T. Rowe Price Equity Series, Inc. and the VanEck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose. See HOW PREMIUMS WORK – Allocating Your Premiums.

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.

BlackRock Advisors, LLC is the investment adviser for the BlackRock Variable Series Funds, Inc.

The Dreyfus Corporation is the investment adviser of the Dreyfus Variable Investment Fund. The Fund’s sub-adviser is Fayez Sarofim & Co.

Fidelity Management & Research Co., Inc. is the investment adviser of the Fidelity® Variable Insurance Products Funds.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond VIP Fund portfolio. Templeton Investment Counsel, LLC is the investment adviser for the Templeton Foreign VIP Fund portfolio.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). Invesco Asset Management Limited is the sub-adviser of Invesco V.I. Global Real Estate Fund.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and the Legg Mason Partners Variable Income Trust.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust.

M Financial Investment Advisers Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

Neuberger Berman Investment Advisers LLC is the investment manager of the Neuberger Berman Advisers Management Trust. Neuberger Berman LLC is the sub-adviser for the portfolio.

OppenheimerFunds, Inc. is the investment adviser of the Oppenheimer Variable Account Funds.

Pacific Investment Management Company, LLC is the investment adviser of the PIMCO Variable Insurance Trust.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages certain Pacific Select Fund Portfolios under that name.

Royce & Associates, LP is the investment adviser of the Royce Capital Fund.

SSGA Funds Management, Inc. is the investment adviser of the State Street Variable Insurance Series Funds, Inc.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc.

Van Eck Associates Corporation is the investment adviser of the VanEck VIP Trust.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER
Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
American Funds IS Asset Allocation Fund Class 4	Seeks to provide high total returns (including income and capital gains) consistent with preservation of capital over long term.	Capital Research and Management CompanySM
American Funds IS Growth Fund Class 4	Seeks to provide growth of capital	Capital Research and Management CompanySM
American Funds IS Growth-Income Fund Class 4	Seeks to provide long-term growth of capital and income.	Capital Research and Management CompanySM

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
BlackRock Basic Value V.I. Fund Class III	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock iShares® Alternative Strategies V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Dynamic Allocation V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Dynamic Fixed Income V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Equity Appreciation V.I. Fund Class I	Seeks to provide growth of capital.	BlackRock Advisors, LLC

DREYFUS VARIABLE INVESTMENT FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Dreyfus VIF Appreciation Portfolio Service Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom Income PortfolioSM Service Class 2	Seeks high total return. (Principal preservation is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Government Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Growth Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Value Strategies Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Templeton Foreign VIP Fund Class 2	Long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund Class 2	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
Janus Aspen Series Enterprise Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Series Overseas Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

Janus Aspen Series portfolios are managed by Janus Capital Management LLC, which is a wholly owned subsidiary of Janus Capital Group Inc. (“Janus”). On or about May 30, 2017, subject to certain shareholder and regulatory approvals, Janus and Henderson Group plc are expected to combine businesses. This strategic business combination is not expected to change the investment management services that Janus Capital Management LLC provides to Janus Aspen Series. However, effective on or about June 5, 2017, the portfolios will have the following name changes: Janus Aspen Series Enterprise Portfolio will change to Janus Henderson Enterprise Portfolio and the Janus Aspen Series Overseas Portfolio will change to the Janus Henderson Overseas Portfolio. Once the merger is complete, all references in this prospectus to the portfolios are changed to the new names.

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Class	Seeks total return.	Lazard Asset Management LLC
Lazard Retirement US Strategic Equity Portfolio Service Class	Seeks long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Portfolio – Class II	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LEGG MASON PARTNERS VARIABLE INCOME TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Western Asset Variable Global High Yield Bond Portfolio – Class II	Seeks to maximize total return.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett & Co. LLC
Lord Abbett Developing Growth Portfolio Class VC	Long-term growth of capital.	Lord Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co. LLC
Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
MFS® New Discovery Series –Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class[1]	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series – Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

M FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
M Capital Appreciation Fund	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC
M International Equity Fund	Seeks to provide long-term capital appreciation.	Northern Cross, LLC
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC
M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	AJO, LP

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Neuberger Berman Socially Responsive Portfolio I Class	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Oppenheimer Global Fund/VA Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
All Portfolios offered are Class I unless otherwise noted below.
Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Core Income Portfolio	Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Asset Management
Currency Strategies Portfolio	Seeks to provide total return.	UBS Asset Management (Americas) Inc. & Macro Currency Group
PSF DFA Balanced Allocation Portfolio Class D	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Diversified Alternatives Portfolio	Seeks to provide total return.	Pacific Life Fund Advisors LLC
Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
Dividend Growth Portfolio	Seeks dividend income and long-term capital appreciation.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited
Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC
Equity Long/Short Portfolio	Seeks capital appreciation.	AQR Capital Management, LLC
Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management
Floating Rate Loan Portfolio	Seeks a high level of current income.	Eaton Vance Investment Managers
Focused Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Global Absolute Return Portfolio	Seeks to provide total return.	Eaton Vance Investment Managers
Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC
High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management
Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Inflation Strategy Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management
International Small-Cap Portfolio	Seeks long-term growth of capital.	QS Investors, LLC
International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Wellington Management Company LLP
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC
Long/Short Large-Cap Portfolio	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.
Main Street® Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.
Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.
Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Mid-Cap Value Portfolio	Seeks long-term growth of capital.	Boston Partners Global Investors, Inc.
Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.
Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC
Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC
Small-Cap Value Portfolio	Seeks long-term growth of capital.	AllianceBernstein L.P.
Technology Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
PIMCO Global Multi-Asset Managed Allocation Portfolio – Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Royce Micro-Cap Portfolio Service Class	Long-term growth of capital.	Royce & Associates, LP

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. (formerly called GE Investments Funds, Inc.)	INVESTMENT GOAL	PORTFOLIO MANAGER
State Street Total Return V.I.S. Fund Class 3 (formerly called GE Investments Total Return Fund)	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	SSGA Funds Management, Inc.

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
T. Rowe Price Blue Chip Growth Portfolio – II	Seeks long-term capital growth. (Income is a secondary objective.)	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Seeks to provide a high level of dividend income as well as long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.

VANECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
VanEck VIP Global Hard Assets Fund Initial Class[2]	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.	Van Eck Associates Corporation

1 Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

2 Hard Assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a Company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fees and expenses paid by the Funds

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options and the Indexed Fixed Options are held in our General Account. For more information about the General Account, see ABOUT PACIFIC LIFE.

Here are some things you need to know about the Fixed Options:

• Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.00%.

• We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

• There are no investment risks or direct charges. Policy charges still apply.

• There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

• We reserve the right to limit aggregate allocations to the Fixed Options during the most recent 12 months for all Pacific Life policies in which you have an ownership interest or to which payments are made by a single payor, to $1,000,000. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

• We have not registered the Fixed Options with the SEC. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Indexed Fixed Options

We have not registered the Indexed Fixed Options with the SEC. Disclosures regarding the Indexed Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Pacific Life believes that the Policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Fixed Options qualify for an exemption from registration under the federal securities laws because, as a Pacific Life General Account investment option, its value does not vary according to the performance of a separate account. In addition, the products in which the Indexed Fixed Options are offered satisfy standard non-forfeiture laws. Accordingly, the Company has a reasonable basis for concluding that the Indexed Fixed Options provide sufficient guarantees of principal and interest through the Company’s General Account to qualify under Section 3(a)(8).

The Indexed Fixed Options are held in our General Account. Currently, there are two Indexed Fixed Options, the 1-Year Indexed Account and the 1-Year High Par Indexed Account.

Here is a summary comparing both Indexed Fixed Options
	1-year Indexed Account	1-year High Par Indexed Account
Index	S&P 500® Index	S&P 500® Index
Segment Term	1 year	1 year
Indexed Fixed Option Charge	0.025%/month	0.025%/month
Current Participation Rate	100%	150%
Cumulative Segment Guaranteed Interest Rate	1%	1%
Guaranteed Minimum Participation Rate	100%	140%
Guaranteed Minimum Growth Cap	3%	2%
Segment Guaranteed Interest Rate	1%	1%

Allocations to the Indexed Fixed Options are made first to the Fixed Account and transferred to the Indexed Fixed Options on the next Segment Start Date. If you surrender your Policy prior to segment maturity, you will forfeit any Segment Indexed Interest. We reserve the right to add additional Indexed Fixed Options or to cease offering one or more of the Indexed Fixed Options at any time. We will notify you of any change at your address on file with us.

You may also allocate all or part of your Net Premium and your Accumulated Value to the Indexed Fixed Options if certain conditions are met. Accumulated Value in the Indexed Fixed Options is divided into Segments. We create a separate Segment for each allocation to an Indexed Fixed Option. Allocations to the Indexed Fixed Options are made first to the Fixed Account and transferred from the Fixed Account to an Indexed Fixed Option on the next Segment Start Date (currently the 15th of each month). Each Segment represents Accumulated Value transferred from the Fixed Account to the Indexed Fixed Options on a Segment Start Date.

We credit interest on Accumulated Value in the Indexed Fixed Options in two ways. One way is that at the end of a one-year period (the Segment Maturity), we credit interest based in part on any positive change in the S&P 500® Index1, excluding dividends.2 This positive change, however, is limited by the Growth Cap (as discussed below, the Growth Cap includes the Cumulative Segment Guaranteed Interest Rate). The other way, is that on each Business Day we credit interest on Accumulated Value in any Segment based on a minimum interest rate, 1% annually for both of the Indexed Fixed Options (the Cumulative Segment Guaranteed Interest Rate, as shown in the Policy Specifications). Generally, a portion of the total return on investments in the securities that underlie the S&P 500® are investment dividends. However, allocations to the 1-Year Indexed Account and 1-Year High Par Indexed Account will not receive the portion of total returns attributable to dividends, so that the index’s performance will be less than that of the securities underlying the S&P 500® Index. We refer to the total interest we credit to a Segment as the Total Interest Credited.

The following examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Policy will actually perform.

1 The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Pacific Life Insurance Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Pacific Life Insurance Company. Pacific Life Insurance Company’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Pacific Life Insurance Company’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Pacific Life Insurance Company’s Product(s) particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Pacific Life Insurance Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Pacific Life Insurance Company or the Pacific Life Insurance Company’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Pacific Life Insurance Company or the owners of Pacific Life Insurance Company’s Product(s) into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Pacific Life Insurance Company’s Product(s) or the timing of the issuance or sale of Pacific Life Insurance Company’s Product(s) or in the determination or calculation of the equation by which Pacific Life Insurance Company’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Pacific Life Insurance Company’s Product(s). There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Pacific Life Insurance Company’s Product(s) currently being issued by Pacific Life Insurance Company, but which may be similar to and competitive with Pacific Life Insurance Company’s Product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PACIFIC LIFE INSURANCE COMPANY, OWNERS OF THE PACIFIC LIFE INSURANCE COMPANY’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PACIFIC LIFE INSURANCE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

2 The Standard & Poor’s 500® Index (“S&P 500®”) is an unmanaged index that covers 500 industrial, utility, transportation, and financial companies of the U.S. markets.

Below is a hypothetical example that shows how we currently credit interest to a Segment in the 1-Year Indexed Account.

Assumptions:

• The segment Accumulated Value is $10,000 at the start of the first segment.

• There are no deductions for Policy charges, including the annual 0.30% Indexed Fixed Option Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

• The Growth Cap is 9% for all time periods. (This is a hypothetical Growth Cap for illustrative purposes only.)

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,900.00	11,009.00	11,119.09	11,319.22
Average Segment Monthly Balance	10,000.00	10,900.00	11,009.00	11,119.09	11,319.22
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	9%	9%	9%	9%	9%
Participation Rate	100%	100%	100%	100%	100%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	109.00	110.09	111.19	113.19
Segment Indexed Interest Rate	8.00%	0.00%	0.00%	0.80%	5.60%
Segment Indexed Interest	800.00	0.00	0.00	88.94	633.88
Total Interest Credited over Term	900.00	109.00	110.09	200.13	747.07
Segment Maturity Value	10,900.00	11,009.00	11,119.09	11,319.22	12,066.29

Total Return over Period	20.66%
Annual Return over Period	3.83%

Below is a hypothetical example that shows how we currently credit interest to a Segment in the 1-Year High Par Indexed Account.

Assumptions:

• The segment Accumulated Value is $10,000 at the start of the first segment.

• There are no deductions for Policy charges, including the annual 0.30% Indexed Fixed Option Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

• The Growth Cap is 8% for all time periods. (This is a hypothetical Growth Cap for illustrative purposes only.)

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,800.00	10,908.00	11,038.90	11,336.93
Average Segment Monthly Balance	10,000.00	10,800.00	10,908.00	11,038.90	11,336.93
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	8%	8%	8%	8%	8%
Participation Rate	150%	150%	150%	150%	150%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	108.00	109.08	110.39	113.37
Segment Indexed Interest Rate	7.00%	0.00%	0.20%	1.70%	7.00%
Segment Indexed Interest	700.00	0.00	21.82	187.64	793.58
Total Interest Credited over Term	800.00	108.00	130.90	298.03	906.95
Segment Maturity Value	10,800.00	10,908.00	11,038.90	11,336.93	12,243.88

Total Return over Period	22.44%
Annual Return over Period	4.13%
[1] The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Below is a hypothetical example that shows how we credit interest to a Segment in the 1-Year Indexed Account on a guaranteed basis.

Assumptions:

• The segment Accumulated Value is $10,000 at the start of the first segment.

• There are no deductions for Policy charges, including the annual 0.30% Indexed Fixed Option Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

• The Growth Cap is 3% for all time periods.

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,300.00	10,403.00	10,507.03	10,696.14
Average Segment Monthly Balance	10,000.00	10,300.00	10,403.00	10,507.03	10,696.14
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	3%	3%	3%	3%	3%
Participation Rate	100%	100%	100%	100%	100%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	103.00	104.03	105.07	106.96
Segment Indexed Interest Rate	2.00%	0.00%	0.00%	0.80%	2.00%
Segment Indexed Interest	200.00	0.00	0.00	84.04	213.92
Total Interest Credited over Term	300.00	103.00	104.03	189.11	320.88
Segment Maturity Value	10,300.00	10,403.00	10,507.03	10,696.14	11,017.03

Total Return over Period	10.17%
Annual Return over Period	1.96%

Below is a hypothetical example that shows how we credit interest to a Segment in the 1-Year High Par Indexed Account on a guaranteed basis.

Assumptions:

• The segment Accumulated Value is $10,000 at the start of the first segment.

• There are no deductions for Policy charges, including the annual 0.30% Indexed Fixed Option Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

• The Growth Cap is 2% for all time periods.

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,200.00	10,302.00	10,417.38	10,625.73
Average Segment Monthly Balance	10,000.00	10,200.00	10,302.00	10,417.38	10,625.73
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	2%	2%	2%	2%	2%
Participation Rate[2]	140%	140%	140%	140%	140%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	102.00	103.02	104.17	106.26
Segment Indexed Interest Rate	1.00%	0.00%	0.12%	1.00%	1.00%
Segment Indexed Interest	100.00	0.00	12.36	104.17	106.26
Total Interest Credited over Term	200.00	102.00	115.38	208.35	212.51
Segment Maturity Value	10,200.00	10,302.00	10,417.38	10,625.73	10,838.24

Total Return over Period	8.38%
Annual Return over Period	1.62%

[1] The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

[2] The guaranteed minimum Participation Rate will never be lower than 140%.

Segment Indexed Interest is subject to a Growth Cap, which is the highest percentage that will be credited for a one-year period even if the change in the S&P 500® Index is higher. The Growth Cap is subject to change at our discretion, but the Growth Cap percentage is guaranteed never to be lower than 3% for the 1-Year Indexed Account and 2% for the 1-Year High Par Indexed Account. We will declare any change in the current Growth Cap at the start of a Segment Term; the current Growth Cap will remain in effect for that Segment Term. You should contact us or your life insurance producer for information on the current Growth Cap. The guaranteed minimum Participation Rate is 100% for the 1-Year Indexed Account and 140% for the 1-Year High Par Indexed Account.

Here is how it works.

• Segment Creation. A new Segment is created when there is a transfer to the Indexed Fixed Options. The Segment continues until the end of the Segment Term.

• Segment Value Change. The Segment is credited with the Segment Guaranteed Interest and is reduced by Segment Deductions (discussed below).

• Segment Deductions. Over the Segment Term, money may be transferred from the Segments for the Policy’s Monthly Deductions, for withdrawals and for policy loans.

• Segment Indexed Interest. Based in part on any positive change of the Index, additional interest may be credited to the Segment at the end of the Segment Term. It is possible, however, that Segment Indexed Interest will not be greater than zero.

• Segment Maturity. At the end of a Segment Term, the Segment Maturity Value is transferred to a new Segment or to the Fixed Options, based on your instructions.

Important Considerations:

• Net Premiums and Accumulated Value are not directly deposited in or allocated to the Indexed Fixed Options. Such amounts are first allocated or transferred to the Fixed Account. On a Segment Start Date, we then transfer such Net Premiums and Accumulated Value to the Indexed Fixed Options.

• All Segment Start Dates currently begin on the 15th of a month. Each Segment Start Date has a Cutoff Date. To begin a Segment on a particular Segment Start Date, we must receive your instructions by the Cutoff Date for that Segment Start Date.

• You can only allocate all or a portion of your Net Premiums or transfer Accumulated Value to the Indexed Fixed Options if your Policy is not in a Lockout Period (discussed below). However, the Lockout Period will not affect any maturing Segments. Accumulated Value in a Segment that matures during the Lockout Period will be reallocated to a new segment, or to the Fixed Account per your instructions.

• We assess a charge on Accumulated Value in the Indexed Fixed Options.

• We first deduct all Monthly Deductions, loans, and withdrawals from Accumulated Value in the Fixed Accounts and Variable Accounts. We then deduct amounts in excess of Accumulated Value in the Fixed Accounts and Variable Accounts from the Indexed Fixed Options.

• There is no guarantee that Segment Indexed Interest will be greater than zero at Segment Maturity. However, we credit Segment Guaranteed Interest daily to Accumulated Value in the Indexed Fixed Options.

• The total interest crediting rate that is applied to each Segment will never exceed the Growth Cap, and will never be less than the 1% Segment Guaranteed Interest rate.

• You cannot transfer Accumulated Value from an Indexed Fixed Option until Segment Maturity.

• At Segment Maturity, we will automatically invest Segment Maturity Value into a new Segment unless you tell us otherwise by the Cutoff Date.

• We may eliminate or substitute the Index if the Index we are currently using is no longer published, if the licensing agreement for a particular Index expires, or if the cost of providing the investment on the Index becomes too high.

• Changing the Index will not affect the guarantees for the Indexed Fixed Options.

• We will notify you if we replace the Index.

• We will select a replacement Index in our sole discretion, based on the availability of the Index and our ability to purchase the necessary underlying securities.

The way we calculate interest on Accumulated Value allocated to the Indexed Fixed Options is different from the way Accumulated Value allocated to a Variable Account, such as the Equity Index Variable Account, is calculated. The Equity Index Variable Account invests in the Pacific Select Fund Equity Index Portfolio, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500® Index. Accumulated Value allocated to the Equity Index Variable Account is valued daily based on the net asset value of the underlying Equity Index Fund. The Equity Index Variable Account reflects the change in the underlying Equity Index Fund’s net asset value.

Conversely, the Indexed Fixed Options are part of Pacific Life’s General Account. Investment of General Account assets is at Pacific Life’s sole discretion, subject to applicable law and regulation. The Segment Indexed Interest credited to Segments of the Indexed Fixed Options is based in part on any positive change in the S&P 500® Index (without dividends). It is a one-year point-to-point interest crediting strategy that will credit interest based on the one-year performance of the S&P 500® (without dividends) between two points in time, with a Segment Guaranteed Interest Rate and Growth Cap, as described above. The Segment Guaranteed Interest credited to Segments is based on a predetermined annual interest rate that does not fluctuate during a Segment Term.

Segment Creation:

• Segments can be funded by:

a. premium payments

b. transfers from the Fixed Account

c. reallocated amounts from prior Segments following Segment Maturity.

• A new Segment is created when amounts are transferred from the Fixed Account to an Indexed Fixed Option.

• Accumulated Value held in the Fixed Account will earn interest at the Fixed Account rate until it is transferred.

In order for us to create a Segment on a particular Segment Start Date, we must receive your instructions by the Cutoff Date for that Segment Start Date. It is important to remember the Accumulated Value we transfer from the Fixed Account at the Segment Start Date may be less than your Designated Amount if we deducted Policy charges, or if you took a withdrawal or loan, from the Fixed Account before the Segment Start Date.

Once a Segment is created, you may not transfer Accumulated Value out of that Segment to any other Investment Option before the end of the Segment Term.

Allocations to the Indexed Fixed Options will first be made to the Fixed Account and transferred to the Indexed Fixed Options on the next Segment Start Date. The value in the Indexed Fixed Options may come from several sources:

• Net Premiums or loan repayments that you have instructed us to transfer to the Indexed Fixed Option;

• Transfers you request from the Fixed Account;

• Transfers from the Variable Accounts and Fixed LT Account, which can be made to the Fixed Account under policy Transfer guidelines, and then transferred from the Fixed Account into the Indexed Fixed Options.

Any persistency credits or loan interest credits earned on Accumulated Value will not be allocated into the Indexed Fixed Options.

Transfers from the Fixed Account to an Indexed Fixed Option may not be made during the Lockout Period.

Each Segment has its own Growth Cap and Participation Rate. The Growth Cap and Participation Rate for a Segment are those in effect on the Segment Start Date. The Growth Cap and Participation Rate in effect as of the Policy Date are shown in the Policy Specifications. We will notify you in the Annual Report or other written notice if they change.

We reserve the right to change the Segment Start Dates and to limit transfers into the Indexed Fixed Options, but in any event you will be allowed to make transfers at least once per calendar quarter. We will notify you in the Annual Report or other written notice if we change the Segment Start Dates.

There are two ways to make transfers to the Indexed Fixed Options:

• Payment and Reallocation Instructions;

• Transfers by Written Request

Transfers to the Indexed Fixed Options will be based on your latest instructions on file with us. There are two types of instructions for transfers to the Indexed Fixed Options.

1. Payment Instructions: are your instructions to us to transfer a portion of a Net Premium or Loan Repayment to an Indexed Fixed Option. The portion of the Net Premium or Loan repayment that you designated will be deposited into the Fixed Account on the day it is received and will remain there until the next Segment Start Date, assuming we received your instructions by the Cutoff Date for that Segment Start Date. The Fixed Account will earn interest and be assessed Policy charges during this period. On the Segment Start Date, we will transfer the lesser of the amount of Net Premium or Loan Repayment you designated for transfer, or the value of the Fixed Account. If you did not give us instructions by the Cutoff Date or if your Policy is in a Lockout Period, we will not make the transfer to the Indexed Fixed Option.

 An example:

 We receive and apply a premium payment of $10,000 on January 2, which corresponds to a Net Premium of $9,375 after deduction of a $625 maximum premium load. Based upon your payment instructions, 100% of the Net Premium is applied to the Indexed Fixed Option and the Designated Amount = $9,375.

 On January 2, the Designated Amount is applied to the Fixed Account and the Fixed Account balance is $9,375. The Policy earns interest and charges are deducted, and on January 15 (the Segment Start Date), the Fixed Account balance is equal to $9,300.

 On January 15, the Segment Start Date, the Fixed Account balance is $9,300, which is less than the Designated Amount. This amount will be transferred to the Indexed Fixed Option and the Fixed Account balance will be zero.

 Another example:

 Using the same examples as above, but assuming that the Fixed Account Value is $9,500 on the Segment Start Date:

 On January 15, the Segment Start Date, the Designated Amount of $9,375 will be transferred to the Indexed Fixed Option. The Fixed Account value will be $125.

2. Reallocation Instructions: are your instructions to us to reallocate the Segment Maturity Value to the Indexed Fixed Options at the end of a Segment Term or the Fixed Options. If you did not give us instructions, the Segment Maturity Value automatically will be reallocated to the same Indexed Fixed Option to create a new Segment. Transfer of the Segment Maturity Value from the Fixed Account to other Investment Options must be made in compliance with your Policy’s transfer restrictions. Transfer restrictions in effect may increase the amount of time required to transfer your Indexed Accumulated Value from the Indexed Fixed Options. See Transferring Among Investment Options and Market-timing Restrictions.

 You may also make transfers to the Indexed Fixed Options by Written Request. We must receive your request before the Cutoff Date. When we receive your Written Request, we will make the allocation first to the Fixed Account and then transfer it to the Indexed Fixed Options on the next Segment Start Date. If you want to transfer Accumulated Value from other Investment Options into the Indexed Fixed Options, your Accumulated Value will first be transferred from the Investment Options to the Fixed Account, according to the Transfer provisions in your Policy, and then transferred from the Fixed Account to the Indexed Fixed Options. See Transferring Among Investment Options and Market-timing Restrictions.

 Any reallocation of Segment Maturity Value from the Indexed Fixed Options to the Fixed Options will occur before any other transfer.

Segment Value Changes:

We credit interest daily to each Segment from the Segment Date to Segment Maturity at an annual rate equal to the Segment Guaranteed Interest Rate shown in your Policy Specifications.

Deductions from your Policy’s Accumulated Value for Monthly Deductions, policy loans and withdrawals are taken first from the Policy’s Fixed Accumulated Value and Variable Accumulated Value. If there is no Fixed Accumulated Value or Variable Accumulated Value, we will take deductions from the Indexed Accumulated Value. Deductions are first taken from the 1-Year Indexed Account, and then from the 1-Year High Par Indexed Account. Deductions are made for all Segments within each Indexed Fixed Option proportionate to Segment Value For each Segment, deductions are taken first from the Segment monthly balance (defined below under Segment Maturity) and then from the Segment Guaranteed Interest. If a withdrawal or loan is taken from the Policy that results in a deduction from the Indexed Fixed Options, and the withdrawal or loan is not taken pursuant to a Systematic Distribution Program, then a Lockout Period will begin. During the Lockout Period you may not allocate all or a portion of a Net Premium, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Fixed Options. Segment reallocations for any maturing Segment will be made according to your reallocation instructions.

Deductions from the Indexed Accumulated Value may be taken for monthly Policy charges, withdrawals or loans. Segment Indexed Interest will be credited to the Segment and is equal to the Segment Indexed Interest Rate multiplied by the average of all Segment Monthly Balances over the entire Segment Term. This means that a proportionate Segment Indexed Interest will be applied to all amounts that are deducted from the Indexed Fixed Options over the Segment Term.

Here is an example of how a deduction from the Policy affects Segment Indexed Interest.

• We create the Segment on January 15, 2014 with a $1,000 allocation.

• You have not taken a loan, and we have not deducted Policy charges from the Segment.

• On July 15, you take a single withdrawal (or Policy loan) of $300 from the Segment.

• At the end of the Segment Term, the Index Growth Rate and corresponding Segment Indexed Interest Rate are 8%.

End of Segment Month	Segment Monthly Balance
2/14/2014	$1,000
3/14/2014	$1,000
4/14/2014	$1,000
5/14/2014	$1,000
6/14/2014	$1,000
7/14/2014	$1,000
8/14/2014	$700
9/14/2014	$700
10/14/2014	$700
11/14/2014	$700
12/14/2014	$700
1/14/2015	$700
The average monthly Segment Balance is $850 (6 months × $1,000 + 6 months × $700, divided by 12).

The Segment Indexed Interest credited at Segment Maturity is $68 ($850 × 8% = $68.00). Upon Segment Maturity, the final Segment Accumulated Value is $768 (the $700 remaining Segment Balance plus the $68 Segment Indexed Interest).

How surrenders affect Segment Indexed Interest

Using the example above, if you surrender the Policy on 7/15/2014 instead of taking a withdrawal, you will forfeit the Segment Indexed Interest we would otherwise have credited, and the $1,000 Accumulated Value in the Segment is included in the Policy’s Net Cash Surrender Value.

Segment Maturity:

We calculate Segment Indexed Interest, if any, and credit it to the Segment at Segment Maturity. We will never credit negative interest to the Indexed Fixed Options. The Segment ends at Segment Maturity and we allocate the Segment Maturity Value to the Investment Options according to your reallocation instructions on file with us. If you have not given us reallocation instructions, we will reallocate the Segment Maturity Value to a new Segment in the Indexed Fixed Options. Reallocation to a new Segment will be subject to the Growth Cap and Segment Indexed Interest Rate then in effect. However, if the Segment Maturity Value consists only of the Segment Guaranteed Interest and the Segment Indexed Interest, we will transfer such value into the Fixed Account.

The Segment Indexed Interest is the average of all Segment monthly balances over the entire Segment Term multiplied by the Segment Indexed Interest Rate.

The Segment monthly balance is, as of the end of any Segment Month, the amount initially transferred to the Segment minus all Segment Deductions, excluding any interest that may have been credited to the Segment. We calculate the Segment monthly balance as of the end of each Segment Month, and average these amounts for determining the Segment Indexed Interest.

The Segment Indexed Interest Rate reflects the Index Growth Rate, and is equal to [the lesser of (a × b) and c] – d, such result being not less than zero, where:

a = Index Growth Rate;

b = Participation Rate (currently 100% for the 1-Year Indexed Account and 150% for the 1-Year High Par Indexed Account and guaranteed to be not less than 100% for the 1-Year Indexed Account and 140% for the 1-Year High Par Indexed Account);

c = Growth Cap (Will not be less than 3% for the 1-Year Indexed Account and 2% for the 1-Year High Par Indexed Account); and

d = Cumulative Segment Guaranteed Interest Rate (1%).

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account prior to the start of the next calendar year.

• You may only make 2 transfers in any calendar month to or from each of the following Investment Options:

American Funds IS Asset Allocation Fund Class 4	Fidelity® VIP Freedom 2015 Service Class 2	Fidelity® VIP Freedom 2045 Service Class 2	T. Rowe Price Blue Chip Growth Portfolio – II
American Funds IS Growth Fund Class 4	Fidelity® VIP Freedom 2020 Service Class 2	Fidelity® VIP Freedom Income Service Class 2	T. Rowe Price Equity Income Portfolio – II
American Funds IS Growth-Income Fund Class 4	Fidelity® VIP Freedom 2025 Service Class 2	Fidelity® VIP Growth Service Class 2
Fidelity® VIP Contrafund Service Class 2	Fidelity® VIP Freedom 2030 Service Class 2	Fidelity® VIP Mid Cap Service Class 2
Fidelity® VIP Freedom 2010 Service Class 2	Fidelity® VIP Freedom 2035 Service Class 2	Fidelity® VIP Value Strategies Service Class 2

For example, if you transfer from the American Funds IS Asset Allocation Fund to the American Funds IS Growth Fund, that counts as one transfer for the calendar month. If you later transfer from the T. Rowe Price Blue Chip Growth Portfolio – II to the T. Rowe Price Equity Income Portfolio – II, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options:

BlackRock Global Allocation V.I. Fund Class III	Janus Aspen Series Overseas Portfolio Service Class	State Street Total Return V.I.S. Fund Class 3	Variable Account I (M International Equity Fund)
BlackRock iShares Alternative Strategies V.I. Fund Class I	Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Class	Templeton Foreign VIP Fund Class 2	Western Asset Variable Global High Yield Bond Portfolio Class II
BlackRock iShares Equity Appreciation V.I. Fund Class I	Oppenheimer Global Fund/VA Service Shares	Templeton Global Bond VIP Fund Class 2
Invesco V.I. International Growth Fund Series II	PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	VanEck VIP Global Hard Assets Fund Initial Class

For example, if you transfer from the BlackRock Global Allocation V.I. Fund Class III to the BlackRock iShares Alternative Strategies V.I. Fund Class I, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the BlackRock Global Allocation V.I. Fund Class III to the BlackRock iShares Equity Appreciation V.I. Fund Class I, that would be the second transfer in the calendar month involving the BlackRock Global Allocation V.I. Fund Class III and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Account are excluded from this limitation.

• Only one transfer into the Fixed LT account is allowed during the Policy Year any 12 month period. There is no limit on the number of transfers into the Fixed Account other than the restriction that the total number of transfers cannot exceed 25 in a policy year. Transfers to the Fixed Options may be limited (see YOUR INVESTMENT OPTIONS – Fixed Options).

• You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services later in this section). Such transfers are limited to the greater of:

• $5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

• $5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

• We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

• If you request a transfer to the Indexed Fixed Options, we will make the transfer first to the Fixed Account and then to the Indexed Fixed Options on the next Segment Start Date.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

• There is no minimum required value for the Investment Option you are transferring to or from.

• There is no minimum amount required if you are making transfers between Variable Investment Options.

• You cannot make a transfer if your Policy is in the Grace Period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will notify you or your representative if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

We do not count the transfer from the Fixed Account to an Indexed Fixed Option towards the number of transfers you may make in Policy Year. Further, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

You may not transfer from an Indexed Fixed Option until Segment Maturity. In addition, you may not allocate all or a portion of a Net Premium or Accumulated Value to an Indexed Fixed Option if your Policy is in a Lockout Period.

Any amounts transferred from an Indexed Fixed Option to the Fixed Account or any of the Variable Options at Segment Maturity will be subject to applicable transfer restrictions following the transfer. However, if the request is for a transfer from an Indexed Fixed Option to any of the Variable Options, the transfer from the Indexed Fixed Option to the Fixed Account required before the transfer to the Variable Options will not be counted against the Fixed Account transfer restrictions.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

• not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options. Under the Scheduled Indexed Transfer Program, you can schedule transfers from the Fixed Account to the Indexed Fixed Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options or the Indexed Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing

As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

First year transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the Policy's first year. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Scheduled Indexed Transfer program

Our Scheduled Indexed Transfer program (SIT) allows you to make scheduled transfers from the Fixed Account to the available Indexed Fixed Options. When you complete the form for the SIT, you must specify one of the two available methods to make the allocation: the Specified Amount method or the Period Depletion method.

If you select the Specified Amount method, you will request a specific amount to be transferred. This amount will be transferred until the Fixed Account has been depleted.

If you select the Period Depletion method, you will specify the number of transfers you wish to make. Amounts will be reallocated from the Fixed Account into an Indexed Fixed Option using a declining balance calculation until the Fixed Account has been depleted.

Allocations from the Fixed Account to new segments of an Indexed Fixed Option will occur on the Transfer Date after any other transfers or premium payment allocations have occurred.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

• You must send us a Written Request that’s signed by all owners.

• Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

• We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

• We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

• You can choose to receive your withdrawal in a lump sum or use it to elect an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

• The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal. The withdrawal will be processed as an Account Deduction.

• If the Insured dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

• If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

• If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Total Face Amount; however, the first withdrawal of each year in the first 15 Policy Years up to an allowable amount that is the lesser of $10,000 or 10% of the Net Cash Surrender Value will not reduce the Policy’s Total Face Amount. If you withdraw an amount that is larger than the allowable amount, the Total Face Amount will be reduced by the withdrawal amount in excess of the allowable amount. For Policies with Death Benefit Option A and the Guideline Premium Test election, the Total Face Amount reduction following a withdrawal may be limited to keep the Guideline Premium Limit greater than zero at all times prior to Age 100.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $10,000 after the withdrawal.

An example

For a Policy with a Total Face Amount of $250,000 and a Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Total Face Amount.

Example 1: Owner requests a withdrawal of $6,000. There will be no reduction in Total Face Amount.

Example 2: Owner requests a withdrawal of $10,000. The Total Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 – $8,000 = $2,000). The Total Face Amount following the withdrawal is $248,000 ($250,000 – $2,000 = $248,000).

Taking Out a Loan

You can borrow money from us any time after the free look period. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer the loan from the Investment Options that make up your Policy’s Accumulated Value to the Loan account. The loan amount will be processed as an Account Deduction.

• Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.25%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

• Taking a loan or making a withdrawal from the Policy that results in a deduction from the Indexed Fixed Options, other than a withdrawal or loan pursuant to a Systematic Distribution Program, will cause a Lockout Period to begin. During the Lockout Period, you may not allocate any Net Premium payments, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Fixed Options. Reallocations for any maturing Segment will be made according to your reallocation instructions.

• The amount in the Loan Account earns interest daily at an annual rate of at least 2.00%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

• We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.25% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.00% on the amount in the Loan Account.

How much you can borrow

The maximum amount you may borrow on any date is equal to the Accumulated Value less:

• three times the most recent monthly deduction;

• the Maximum Surrender Charge; and

• any existing Total Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
• Accumulated Value of $100,000 • a most recent monthly deduction of $225 • a Maximum Surrender Charge of $5,000 if the Policy was surrendered on the day the loan is taken. • Total Policy Debt of $60,000
The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

Paying off your loan

You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options or the Indexed Fixed Options, up to the amount originally transferred from the Fixed Options or the Indexed Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options and Indexed Fixed Options according to your most recent premium allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see HOW YOUR PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section for details.

What happens if you do not pay off your loan

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

• the Death Benefit Proceeds before we pay them to your Beneficiary

• the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may also be less than the amount of interest you would have earned from the Fixed Options or the Indexed Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your Investment Options

• how long you would like to receive regular income

• the amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection 3 Rider

Your Policy will have an Overloan Protection 3 Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value. For more information, please see THE DEATH BENEFIT – Optional Riders and Benefits.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

• You must send us your Policy and a Written Request.

• We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to elect an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

• If you surrender your Policy during the first 15 Policy Years, we will deduct a surrender charge.

• Your Policy has a Surrender Charge, which is equal to the lesser of the Maximum Surrender Charge or the Surrender Benefit Cap.

• The Maximum Surrender Charge is the sum of the Maximum Surrender Charge on each of the Basic Coverage Layers.

• The Surrender Benefit Cap is equal to the Policy’s net Accumulated Value multiplied by the Surrender Benefit Cap Percentage shown in the Policy Specifications.

• For each Basic Coverage Layer, there is an Initial Maximum Surrender Charge as of the Coverage Layer effective date. This Maximum Surrender Charge decreases on each Monthly Payment Date by 1/12 of the Reduction Factor until the charge becomes $0 after the End Year. The Maximum Surrender Charge at the end of each Policy Year, the Reduction Factor (the amount by which the Surrender Charge is reduced) and the End Year (the last year in which a Surrender Charge is assessed) are shown in the Table of Surrender Charge Factors in your Policy Specifications.

Hypothetical Example 1

For a Policy with a Policy Face Amount of $100,000, assuming:

Initial Surrender Charge Amount = $1,728.00
Reduction Factor in Policy Year 1 = $69.12
End Year = 15

Net Accumulated Value in Policy month 1 = $2,500

In Policy month 1, the surrender charge is: $1,722.24. Minimum of ($1,728.00 – 69.12 ÷ 12) and (90% × 2,500)

Hypothetical Example 2

For a Policy with a Policy Face Amount of $100,000, assuming:

Initial Surrender Charge Amount = $1,728.00
Reduction Factor in Policy Year 1 = $69.12
End Year = 15

Net Accumulated Value in Policy month 1 = $1,000

In Policy month 1, the surrender charge is: $900.00. Minimum of ($1,728.00 – 69.12 ÷ 12) and (90% × 1,000)

If there have been decreases in the Basic Coverage Layer Face Amount, including decreases due to withdrawals, the Maximum Surrender Charge will not change as a result of the decrease. The Maximum Surrender Charge described is the guaranteed maximum charge. We may charge less than such guaranteed maximum charge. Any lesser charge will apply uniformly to all members of the same Class.

In addition, any Coverage Layer representing an increase in Basic Life Coverage will have an associated Maximum Surrender Charge and Reduction Factor that will be provided in a Supplemental Schedule of Coverage. The Maximum Surrender Charge for any such Coverage Layer will be effective as of the Coverage Layer Date and as of the beginning of each Coverage Year thereafter, and will decrease in the same manner as the initial Basic Life Coverage Layer.

• There is no surrender charge on any Coverage Layer after 15 Policy Years from the date the Coverage Layer is effective.

• We guarantee the Maximum Surrender Charge rates will not increase.

• If you decrease the Face Amount, the decrease will not affect your Policy’s Maximum Surrender Charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

All or part of any Death Benefit proceeds and Net Cash Surrender Value proceeds, when due and paid, may be distributed over a period of time instead of being paid in a lump sum. If you elect to distribute the proceeds over a period of time, you may select any one, or a combination of the income benefit plans available, subject to our minimum amount requirements on the date of election. At the time of death, if an income benefit plan has not been selected, the Beneficiary may select one that is available. If the payee is not a natural person, the choice of a payment option will be subject to our approval. Prior to any payment, you may contact us to obtain information on our currently available plans. There are no income benefit plans that are specified within your Policy.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt, withdrawals and LTC Benefit Amount processed.

If you reinstate your Policy and the Insured commits suicide, while sane or insane, within two years of the latest reinstatement date, the Death Benefit Proceeds will be the sum of the premiums paid, less the sum of any Policy loans and withdrawals taken, since the latest reinstatement date.

If the Insured commits suicide, while sane or insane, after two years from the Policy Date but within two years of any increase in Total Face Amount or, if applicable, the latest reinstatement date after any such increase, the Death Benefit Proceeds will be limited by the following adjustments:

1) any such increase in Total Face Amount will be excluded;

2) refund of the portion of monthly deductions associated with any such increase will be included; and

3) premium load associated with the portion of monthly deductions referred to in 2) above will be included.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain In Force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the Insured;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

If your Policy is issued in Connecticut, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the gender or birth date of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

• the Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insured’s gender and Age, or

• the Minimum Death Benefit for the correct gender and birth date.

If the Insured’s gender or birth date is misstated in the application and it is discovered before the death of the Insured, we will not recalculate the Accumulated Value, but we will use the correct gender and birth date of the Insured in calculating future monthly deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

• You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

• substandard risk policies

• policies with term insurance on the Insured

• life insurance policies that continue coverage beyond Age 100, or other advanced ages.

• certain features available to you, either in the policy or in an attached rider.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification rules and ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

• Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

• Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

• Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

• Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

LIFE INSURANCE POLICY (non-Modified Endowment Contract)	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract. [3]
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income (i.e. gain)[2].

Special rules apply if you make a withdrawal within the first 15 Policy Years. If there is a reduction in benefits and an applicable distribution of policy value in the prior two years, a portion of the distribution may be taxable.

Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income (i.e. gain) is the difference between the Accumulated Value and the investment in the contract.

3 Distributions under Modified Endowment Contracts may be subject to an additional 10% penalty tax.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax. In addition, an assignment of policy cash value may be treated as a distribution under the contract.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you are at least 59½ years old

• you are receiving an amount because you have become disabled

• you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the American Taxpayer Relief Act of 2012, the federal estate tax exemption amount is $5,000,000 (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2017, the indexed exemption amount is $5,490,000.

Optional Policy Benefits and Riders

Riders providing Accelerated Death Benefits

If you exercise a Rider that accelerates the Death Benefit under the Policy in connection with certain chronic or terminal illnesses, the amounts received under the Rider may qualify for favorable tax treatment under Section 101(g) of the Tax Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

Payment of an accelerated death benefit will reduce the death benefit, associated cost of insurance charges, and other values under the Policy. Further, the premium limitations and death benefits required for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Benefits paid by accelerating the policy’s death benefit may qualify for favorable tax treatment under Section 101(g) of the Tax Code. Tax treatment of an accelerated death benefit due to terminal illness depends on your life expectancy at the time benefits are accelerated.

Accelerated death benefit payments received due to a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations).

Under the Premier LTC Rider, the Pension Protection Act of 2006 provides that any LTC Rider charges under the Policy are treated as non-taxable distributions from your Policy. The LTC Rider charges will reduce your Policy’s cost basis, but not below zero. We will report these charges to you in the year in which the charge was assessed on IRS Form 1099-R.

Pacific Life cannot determine the taxability of benefit payments. Tax laws relating to accelerated death benefits are complex. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Clients are advised to consult with qualified and independent legal and tax advisors for more information prior to receiving benefits.

Income payments from Net Cash Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

• The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit

• The investment in the contract

The portion of the each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment and advisory services. At the end of 2016, we had $480.4 billion of individual life insurance in force and total admitted assets of approximately $119 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options or the Indexed Fixed Options. The rate is reset annually. The Fixed Options and Indexed Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options and Indexed Fixed Options are not securities, so they do not fall under any securities act. However, other federal securities laws will apply to the accuracy and completeness of the disclosure about the Fixed Options or the Indexed Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the American Funds Insurance Series, the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity® Variable Insurance Products Funds (“Fidelity® VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Legg Mason Partners Variable Income Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the M Fund, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the Pacific Select Fund, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the State Street Variable Insurance Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the VanEck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep assets in the Separate Account equal to the reserves and policy liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the insurance policies funded by the Separate Account and may only transfer to the General Account assets of the Separate Account which exceed such reserves and Policy liabilities. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

• any portfolio is no longer available for investment; or

• our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

• operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the Separate Account under securities law

• combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more Variable Accounts

• create a committee, board or other group to manage the Separate Account

• change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Cybersecurity

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Policy Accumulated Value. For instance, cyber-attacks may interfere with Policy transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 100% of premiums paid up to the first target premium

• 2% of premiums paid thereafter.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 120% of, the Policy's guideline level premiums. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.10% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 45% of premiums paid up to the first target premium, but generally does not exceed 1.50% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Funds Insurance Series Portfolio (Class 4) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. The Dreyfus Corporation pays us for each Dreyfus Variable Investment Fund portfolio (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pay us for each Fidelity® VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio (Service Class) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust (Class II) and Legg Mason Partners Variable Income Trust (Class II) portfolio held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts.

Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (I Class) held by our separate accounts. OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc. pay us for each Oppenheimer Variable Account Funds portfolio (Service Shares) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Initial Class) held by our separate accounts.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

• Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount of all Coverage Layers, the Death Benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

• Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/Loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of up to $100 at the time you request us to change your Risk Class.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

Pacific Life’s financial statements and the financial statements of Pacific Select Exec Separate Account are contained in the Statement of Additional Information.

APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

APPENDIX B: STATE LAW VARIATIONS

Certain Policy features described in this Prospectus may vary or may not be available in your state. The state in which your Policy is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Policy. These variations are reflected in your Policy and in Riders or Endorsements to your Policy. See your life insurance producer or contact us for specific information that may be applicable to your state.

BACKDATING

For policies based in Ohio, your Policy can be backdated only 3 months.

YOUR FREE LOOK RIGHT

Free Look Right

For policies issued in California, you may return this policy within 10 days of policy delivery. For Insureds age 60 or older, you may return this policy within 30 days of policy delivery.

For policies issued in the District of Columbia, you may return this policy within 10 days of policy delivery, or 45 days from the date you signed the application, whichever is later.

For policies issued in Florida, you may return this policy within 14 days of policy delivery.

For policies issued in North Dakota, you may return this policy within 20 days of policy delivery.

The table below shows which states do or do not require refund of premiums paid.

Return of Premium	Return of Account Value + Loads + Charges[1]
CT; DC; DE; FL; ND; SD	AK; AL; AR; AZ; CA; CO; GA; HI; IA; ID; IL; IN; KS; KY; LA; MA; MD; ME; MI; MN; MO; MS; MT; NC; NE; NH; NJ; NM; NV; NY; OH; OK; OR; PA; RI; SC; TN; TX; UT; VA; VT; WA; WI; WV; WY

1 In California, for ages 60+ and if we've not received a written request for immediate investment in variable options, premium is returned for a free look surrender.

OPTIONAL RIDERS AND BENEFITS

Disability Benefit Rider

For policies issued in California, the Disability Benefit Rider does not terminate until the Insured becomes Age 65.

For policies issued in Florida, the following applies:

Premier Living Benefits Rider

Provides the Policy Owner with prepayment of a portion of the Death Benefit when we receive written proof that the Insured has been certified as an individual with either Chronic Illness or Terminal Illness and has met the terms and conditions described in the Rider. If you qualify for the Premier Living Benefits Rider, you may not choose the Terminal Illness Rider.

Chronic Illness Benefit

Chronic Illness – is a medical condition where the Insured is:

• Unable to perform (without Substantial Assistance from another individual) at least two Activities of Daily Living due to a loss of functional capacity and the condition is expected to be permanent; or

• Requires Substantial Supervision to protect the individual from threats to health and safety due to Severe Cognitive Impairment and the condition is expected to be permanent.

Individual with Chronic Illness – means the Insured has been certified in writing by a Licensed Health Care Practitioner to have Chronic Illness. An Individual with Chronic Illness shall not include an Insured who otherwise meets the Chronic Illness requirements unless within the preceding twelve-month period a Licensed Health Care Practitioner has certified that the Insured meets these requirements.

Eligibility Conditions

To receive the Rider Benefit, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is an Individual with Chronic Illness;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The illness of the Individual with Chronic Illness must not be the result of attempted suicide or intentionally self-inflicted injury.

We will pay the Benefits immediately after we receive written proof that the Insured is an Individual with Chronic Illness who meets the conditions described in the Rider.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

Annual and monthly payments are not available. Instead, the Premier Living Benefits Rider offers a one-time benefit payment.

Terminal Illness Benefit

Individual with Terminal Illness – means the Insured has been certified in writing by a Licensed Physician to have Terminal Illness that is reasonably expected to result in a life expectancy of 12 months or less from the date of Written Request.

Terminal Illness – is a medical condition that is reasonably expected to result in a life expectancy of 12 months or less.

Eligibility Conditions

To receive the Rider Benefits, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Individual with Terminal Illness;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The illness of the Individual with Terminal Illness must not be the result of attempted suicide or intentionally self-inflicted injury.

• If your Policy is a last survivor policy, it will only be eligible for a Terminal Illness Benefit after the death of the first Insured and only if the survivor is a Individual with Terminal Illness.

The Terminal Illness Benefit will be payable when we receive written certification from a Licensed Physician that the Insured is a Individual with Terminal Illness and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Physician, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

The Rider at Exercise

You may submit your Written Request for benefits under the Rider, including the amount of Terminal Illness Benefit requested, when the Insured qualifies as a Individual with Terminal Illness and meets the eligibility conditions.

For policies issued in California, the following applies:

Premier Living Benefits Rider

Chronic Illness Benefit

You may elect the Chronic Illness Benefit payment on a lump sum basis.

Chronically Ill Individual – as defined under the federal Health Insurance Portability and Accountability Act, an Insured who has been certified in writing as:

• Being permanently unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual; or

• Requiring continual supervision by another person for protection from threats to the Insured’s health or safety as described in the Rider.

Licensed Health Care Practitioner – a physician, registered nurse, licensed social worker or other individual whom the United States Secretary of the Treasury may prescribe by regulation. A Licensed Health Care Practitioner may not be the Insured, the Owner, or the Insured’s or Owner’s spouse or domestic partner, child or stepchild, brother or sister, parent or grandparent, or the spouse, domestic partner, child, stepchild, brother, sister, parent, or grandparent of any of these persons. The Licensed Health Care Practitioner must be independent of us, meaning he or she may not be our employee or be compensated in a manner that is linked to the outcome of the certification.

Severe Cognitive Impairment – loss or deterioration in intellectual capacity that is comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia, and measured by clinical evidence and standardized tests that reliably measure impairment in the individual’s short-term or long-term memory, orientation as to people, places, or time, and deductive or abstract reasoning.

For policies issued in Connecticut, the following applies:

Premier Living Benefits Rider

The definition of Chronic Illness does not include the requirement that the condition is expected to be permanent. However, in order to qualify for benefit payment, the certification must state that the Chronic Illness has caused the Insured to be confined for at least six months in the Insured’s residence or in an institution that provides necessary care or treatment of an injury, illness, or loss of functional capacity, and for which it has been medically determined that such Insured is expected to remain confined in such place of residence or institution until death.

Annual and monthly payments are not available. Instead, the Premier Living Benefits Rider offers a one-time benefit payment.

Eligibility Conditions

To receive the Rider Benefit, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Chronically Ill Individual;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

We will pay the Benefits immediately after we receive written certification from a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Health Care Practitioner, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

For policies issued in Montana, the following applies:

Premier Living Benefits Rider

The Chronic Illness Risk factor does not vary by gender.

Terminal Illness Rider

For policies issued in Florida, the following applies:

If you do not qualify for the Premier Living Benefit Rider, you may elect the Terminal Illness Rider.

Terminally Ill Individual – means the Insured has been certified in writing by a Licensed Physician to have a medical condition that is reasonably expected to result in a life expectancy of 12 months or less from the date of Written Request.

Eligibility Conditions

To receive the Rider Benefits, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a Claim Form within 15 days of your Written Request. Your completed Claim Form must contain proof that the Insured is a Individual with Terminal Illness;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The illness of the Terminally Ill Individual must not be the result of attempted suicide or intentionally self-inflicted injury.

• If your Policy is a last survivor policy, it will only be eligible for a Terminal Illness Benefit after the death of the first Insured and only if the survivor is a Terminally Ill Individual.

The Terminal Illness Benefit will be payable when we receive written certification from a Licensed Physician that the Insured is a Individual with Terminal Illness and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Physician, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

The Rider at Exercise

You may submit your Written Request for benefits under the Rider, including the amount of Terminal Illness Benefit requested, when the Insured qualifies as a Individual with Terminal Illness and meets the eligibility conditions.

Premier LTC Rider

Rider Terms

For policies issued in Connecticut, the following applies:

Assisted Living Facility – a facility that is licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing ongoing Assisted Living Care and related services as described in the Rider.

A managerial residential community that provides residents with services from assisted living service agencies will be considered an Assisted Living Facility.

For policies issued in Florida, the following applies:

Assisted Living Facility – a facility that is engaged primarily in providing ongoing Assisted Living Care and related services that has the appropriate state licensure or certification as an Assisted Living Facility where required.

For policies issued in Florida, the following applies:

Claim Forms –When we receive the notice of claim, we will send the claimant forms for filing proof of loss. If these forms are not given to the claimant within 15 days, the claimant may meet the proof of loss requirements by giving the insurer a written statement of the nature and the extent of the loss within the time limit stated in the Proof of Loss provision.

For policies issued in Arizona, Connecticut, Delaware, Florida, Indiana, New Jersey, North Dakota, South Dakota, and Washington D.C. the following applies:

Elimination Period –the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. However, in no case will the Elimination Period start date be more than:

90 days prior to the date the Owner or Insured contacts us for a loss related to the Insured’s inability to perform Activities of Daily Living; or

365 days prior to the date the Owner or Insured contacts us for a loss due to Severe Cognitive Impairment.

For policies issued in Montana, the following applies:

Elimination Period – the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. This period includes the time it takes to determine that the Insured is Chronically Ill. Each occurrence of days counted towards satisfying the Elimination Period begins on the first day that the Insured is a Chronically Ill Individual and incurs Covered Services. However, in no case will the Elimination Period start date be more than:

90 days prior to the date the Owner or Insured contacts us for a loss related to the Insured’s inability to perform Activities of Daily Living; or

365 days prior to the date the Owner or Insured contacts us for a loss due to severe Cognitive Impairment.

For policies issued in Montana, the following applies:

Home Health Care – medical and non-medical services, provided to ill, disabled or infirm persons by a Home Health Care Agency in their residences. Such services may include:

• Nursing;

• Home health aide services;

• Physical therapy;

• Occupational therapy;

• Speech therapy;

• Hospice service;

• Medical supplies and equipment suitable for use in the home; and

• Medically necessary personal hygiene, grooming and dietary assistance.

For policies issued in Florida, the following applies:

Hospital – means any establishment that:

Offers services more intensive than those required for room, board, personal services, and general nursing care, and offers facilities and beds for use beyond 24 hours by individuals requiring diagnosis, treatment, or care for illness, deformity, infirmity, abnormality, disease, or pregnancy; and

Regularly makes available at least clinical laboratory services, diagnostic X-ray services, and treatment facilities for surgery or obstetrical care, or other definitive medical treatment of similar extent.

For policies issued in Washington D.C., the following applies:

Immediate Family – the Insured’s Spouse or civil union partner and the parents, brothers, sisters and children of either the Insured, the Insured’s Spouse or civil union partner by blood, adoption or marriage.

For policies issued in Montana, the following applies:

Irreversible Dementia – means deterioration or loss of intellectual faculties, reasoning power, memory, and will due to organic brain disease characterized by confusion, disorientation, apathy and stupor of varying degrees which is not capable of being reversed and from which recovery is impossible.

For policies issued in Arizona, the following applies:

Licensed Health Care Practitioner – a physician licensed pursuant to Arizona title 32, chapter 13 or 17, any registered nurse or registered nurse practitioner licensed to Arizona title 32, chapter 15, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be you or an Immediate Family Member.

For policies issued in Florida, the following applies:

Licensed Health Care Practitioner – a physician or nurse licensed pursuant to Part I of Chapter 464, Florida Statutes; a psychotherapist licensed under Chapter 490 or Chapter 491, Florida Statutes; any individual who meets any requirements as may be prescribed by rule adopted by the Florida Insurance regulatory authority.

For policies issued in South Dakota, the following applies:

A Licensed Health Care Practitioner may be an Immediate Family Member if that family member is the only doctor in the area, provided the doctor is acting within the scope of the practice.

For policies issued in Montana, the following applies:

Maintenance or Personal Care Services – any care the primary purpose of which is the provision of needed assistance with any of the disabilities as a result of which the Insured is a Chronically Ill Individual. This includes protection from threats to health and safety due to severe Cognitive Impairment and Irreversible Dementia.

For policies issued in Florida, the following applies:

Proof of Loss – Written proof must be available to us within 90 days after the loss for which benefits are claimed. If it was not reasonably possible to give written proof in the time required, we shall not reduce or deny the claim for this reason if the proof is filed as soon as reasonably possible. In any event, the proof required must be given no later than one year from the time specified unless the claimant was legally incapacitated.

For policies issued in Florida, the following applies:

Qualified Long-Term Care Services – necessary diagnostic, preventive, curing, treating, mitigating and rehabilitative services, and Maintenance or Personal Care Services which are required by a Chronically Ill Individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

For policies issued in Montana or Arizona, the following applies:

The term Severe Cognitive Impairment is referred to as Cognitive Impairment.

For policies issued in Washington D.C. the following applies:

Spouse – means the person of the same or opposite sex to whom the Insured is legally married under the laws of the state or jurisdiction in which the marriage took place.

For policies issued in Florida, the following applies:

Terminally Ill – the Insured has a medical prognosis that his or her life expectancy is one year or less if the illness runs its normal course.

Limitations, Exclusions and Eligibility Conditions for Benefits

For policies issued in New Jersey, the following applies:

Certain pre-existing condition limitations apply. A preexisting condition is any condition for which the Insured received medical advice or treatment in the six months preceding the LTC Rider Effective Date. We will not pay benefits for a Confinement due wholly or in part to a preexisting condition if the need for services begins during the first six months after the LTC Rider Effective Date.

For policies issued in Montana, the following applies:

The Rider will pay benefits for:

Confinements due to preexisting conditions that occur six months after the LTC Rider Effective Date.

For policies issued in South Dakota, the following applies:

The Rider will pay benefits for:

Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self- inflicted injury;

Care or services that result from active duty in the armed forces of any nation or international government or units auxiliary thereto, or the National Guard;

The rider will pay for services available under governmental programs (except Medicaid), state or federal workers’ compensation, employer’s liability or occupational disease law, or any motor vehicle no fault law. It will not pay for work related injuries or illnesses if benefits are paid under workers’ compensation or other similar laws.

For policies issued in Florida, the following applies:

To receive the Rider Benefit, you must satisfy the following condition:

A Licensed Health Care Practitioner certifies the Insured as being a Chronically Ill Individual within the preceding twelve-month period;

Claims Provisions

For policies issued in Florida, the following applies:

At our expense, we have the right to have the Insured examined as often as reasonably necessary while a claim is pending except that when a Licensed Health Care Practitioner has certified that the Insured is a Chronically Ill Individual, additional certifications may not be performed until after the expiration of the 90-day period starting on the date of certification. We may also have an autopsy made unless prohibited by law.

For policies issued in Florida, the following applies:

Written notice of claim must be given within 20 days after a covered loss starts or as soon as reasonably possible. The notice may be given to us at our Administrative Office or to our agent.

For policies issued in Montana, the following applies:

We will pay benefits within 30 days of the date we receive the Insured’s claim, however if we need to collect information in order to verify eligibility, benefits will be paid within 60 days of our receipt of the original Proof of Loss unless we have notified you, your designee, your assignee or the claimant of the reasons we have not paid the claim in full or unless we have a reasonable belief that insurance fraud has been committed and we have reported the possible insurance fraud to the commissioner.

For policies issued in Florida, the following applies:

If a claim is not paid or denied within 120 days after receipt, we will add 10% simple interest to any overdue claim payments.

Lapse and Reinstatement

For policies issued in Montana, the following applies:

We will provide such notice at least 30 days before the effective date of lapse or termination. Notice shall be given by first class United States mail, postage prepaid; and notice will not be given until 30 days after a premium is due and unpaid. Notice shall be deemed to have been given as of five days after the date of mailing.

Extension of Benefits

For policies issued in New Jersey, the following applies:

If this Rider terminates, we will recognize the basis for a claim under this Rider predicated upon the Insured’s continuous certification as a Chronically Ill Individual before the date of termination in the same manner as if the insurance was In Force. Extension of Benefits stops on the earliest of:

• The date when the Insured no longer meets the Eligibility for the Payment of Benefits requirements;

• The date the Insured is no longer incurring Covered Services; or

• The date when the LTC Coverage Amount remaining after monthly benefit payment is zero.

This Extension of Benefits is subject to all of the provisions of this rider, and all applicable coverage maximums.

If benefits are continued under this Extension of Benefits provision because the Policy has lapsed, no Death Benefit will be payable to the beneficiary under the Policy.

Non-Duplication with Other Plans

For policies issued in Florida, the following applies:

We will not pay benefits for any amount that would be reimbursable under Medicare or any other plan or program but for the application of a deductible or coinsurance amount. We will pay the difference between the actual expense and the benefits payable by Medicaid or private insurance, but our payment will not exceed the amount we would have paid in the absence of such other insurance. However, if the Insured’s Medicaid or private insurance denies payment for a service that we cover, we will pay the benefit as outlined in this Rider. The care coordinator can assist in identifying other insurance benefits to which the Insured is entitled that can be applied to meet actual expenses.

Waiver of Charges Rider

For policies issued in California, the total disability Age and Age of Rider termination is 65.

HOW MUCH YOU CAN BORROW

Loan Amount Available

For policies issued in Arizona, your loan amount available equals the Net Cash Surrender Value.

PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE

Suicide Exclusion

For policies issued in North Dakota, the suicide exclusion period is one year.

WHERE TO GO FOR MORE INFORMATION

The Pacific Select VUL-Accumulation variable life insurance policy is underwritten by Pacific Life Insurance Company.

You will find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2017. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company P.O. Box 2030
Omaha, Nebraska 68103-2030

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for both Variable and Indexed Fixed Option transaction requests (transfers, allocation changes, rebalancing) and also Policy loans at:

(866) 398-0467
Transactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via list bill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

 SEC file number 811-05563

 333-202248

Pacific Life Insurance Company

Mailing address:

P.O. Box 2030

Omaha, NE 68103-2030

Visit us at our website: www.PacificLife.com

15-43119-02 05/17

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2017

PACIFIC SELECT VUL-ACCUMULATION

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select VUL-Accumulation is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2017, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 2030

Omaha, NE 68103

(800) 800-7681

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life Insurance Company PL-1

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PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 30 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

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Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• You must have at least $5,000 in a Variable Investment Option to start the service.

• We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

• We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.

• We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

• We have the right to discontinue, modify or suspend the service at any time.

• We will keep making transfers at the intervals you have chosen until one of the following happens:

• the total amount you have asked us to transfer has been transferred

• there is no more Accumulated Value in the Investment Option you are transferring from

• your Policy enters the Grace Period and is in danger of lapsing

• we receive your Written Request to cancel the service

• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by completing a request form to enroll in the service.

• Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.

• You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The available Fixed Options are not included in portfolio rebalancing.

• We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

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First Year Transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here is how the service works:

• You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

• You choose amounts to be transferred for 12 months from the payment date.

• Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

• If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

• If program ends during the second Policy Year, we will not count it toward the usual one transfer per year for the Fixed Account.

• If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.

• If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

• We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your available Fixed Options to the Variable Investment Options. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by sending us a Written Request.

• You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

• Interest earnings transferred from any available Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

• You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

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• You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

• You can choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

• If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

• The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 12%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

• If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

• If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 12%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

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You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

Underwriting Methods and Nonstandard Ratings

We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multilife guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 70. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables (gender blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and gender of the Insured unless unisex rates are required.

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Layer with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be increased by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Layer is issued. If we determine that a nonstandard rating applies to your Coverage Layer, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Layer is issued.

Changes in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value.

Instead, to determine the cost of insurance charge on each Coverage Layer, as described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, we discount the total Death Benefit for all Coverage Layers that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Layers. We then prorate the Net Amount At Risk for each Coverage Layer in the same proportion that the Face Amount of each Coverage Layer bears to the Total Face Amount for all Coverage Layers. The Net Amount At Risk for each Coverage Layer is multiplied by the current cost of insurance rate for that Coverage Layer.

If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions, subject to a maximum Death Benefit disclosed in your Policy Specifications. If you elect Death Benefit Option C and your Policy’s Death Benefit equals the maximum Death Benefit as shown in your Policy Specifications, the Death Benefit provided by each Coverage

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Layer will be reduced proportionately for purposes of calculating the Net Amount At Risk. Unless you tell us which Coverage Layer(s) to reduce.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment

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of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 20% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PACIFIC LIFE AND THE POLICIES

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution Arrangements

Pacific Select Distributors, LLC (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose life insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2016 and 2015 was $3,906,019.08 and $956,274.14 respectively, of which $0 was retained.

7

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 100% of premiums paid up to the first target premium

• 2% of premiums paid thereafter.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 120% of, the Policy's guideline level premiums. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.10% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 45% of premiums paid up to the first target premium, but generally does not exceed 1.50% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

As of December 31, 2016, the following firms have arrangements in effect with PSD pursuant to which the firms are entitled to receive a revenue sharing payment: Aim Systems Inc, Arete Wealth Management Llc, Axa Advisors Llc, Benefit Funding Services, Best Practices Of America Llc, Bruce Gendein, Cambridge Invstmt Research Inc, Capital Investment Group Inc, Cbiz Financial Solutions Inc, Cbiz Financial Solutions Inc, CBIZ Life Insurance Solutions Inc, Cetera Investment Services LLC, CLA USA Inc, Clark Securities Inc, Cms National Services LLC, Commonwealth Financial Network, Copperstone Insurance Services L L C, Crump Life Insurance Services Inc, Cuna Brokerage Services Inc, Elite Partners L L C, Exclusive Marketing Organization, FAS Corp, FASI Insurance Services Inc, FASI of Tx Inc, First Allied Securities Inc, First Heartland Capital Inc, First Tennessee Bank, Fsc Securities Corporation, Futurity First Insurance Group Inc, Girard Securities Inc, Global View Capital Ins, Highland Capital Brokerage Inc, The Huntington Investment Corp, Impact Partnership LLC, Independent Financial Group Llc, Invest Financial Corporation, Investors Capital Corp, Investment Centers Of America Inc, Linsco Private Ledger Corp, Linsco Private Ledger Ins Assc Inc, Lion Street Financial LLC, M Holdings Securities Inc, Mercer Allied Company Lp, Metlife Securities Inc, Money Concepts Capital Corp, N F P Securities Inc, National Insurance Corporation, National Planning Corporation, National Securities Corporation, New England Securities Corporation, New FFR Ins Services Inc, Next Financial Group Inc, NFP Insurance Services Inc, Ogilvie Security Advisors Corp, One Resource Group Corporation, P J Robb Variable Corp, P J Robb Variable Corp, Performance Partners Insurance Solutions LLC, Ramkade Insurance Services Inc, Raymond James & Associates Inc, Raymond James Fin Svcs Inc, Royal Alliance Ins Agcy Of Wy Inc, Sagepoint Financial Inc, Saybrus Equity Services Inc, Saybrus Partners Inc, Securian Financial Services Inc, Securities America Inc, Signator Financial Services Inc, SII Investments Inc, Southwest Financial Group, Strategic Partners Inc, Summit Brokerage Services Inc, The Leaders

8

Group Inc, The Strategic Financial Alliance Inc, Tower Square Securities Inc, United Planners Financial Svcs Of America, Visionary Insurance Group LLC, VSR Financial Services Inc, Walnut Street Securities, Wealth Preservation & Management Inc, William Stoddart, Windy City Financial Partners Inc, Woodbury Financial Services, and World Group Securities Inc.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other investment options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

9

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

• other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

• the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration

• various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Fidelity® VIP Government Money Market Variable Account

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market portfolio are not included in the yield calculation.

10

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a – b	+ 1) [6] – 1]
cd

where:

a =net investment income earned during the period by the underlying portfolio of the Variable Account,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and

d =the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Fidelity® VIP Government Money Market portfolio

Current yield for the Fidelity® VIP Government Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Fidelity® VIP Government Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] – 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a – b	+ 1)[6] – 1]
cd

where:

a =dividends and interest earned during the period,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of shares outstanding during the period that were entitled to receive dividends, and

11

d =the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The financial statements of Pacific Select Exec Separate Account of Pacific Life as of December 31, 2016 and for each of the periods presented are included in this SAI. Pacific Life’s consolidated financial statements as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 are included in this SAI. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Policies and not as a bearing on the investment performance of the assets held in the Separate Account.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements of Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2016 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

12

Form No. 15-43120-02

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprised of Core Income, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Developing Growth (formerly named Small-Cap Growth), Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Diversified Alternatives, Equity Long/Short, Global Absolute Return, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, Pacific Dynamix — Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PSF DFA Balanced Allocation, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class II, American Funds® IS Asset Allocation FundSM Class 4, American Funds IS Growth FundSM Class 4 , American Funds IS Growth-Income FundSM Class 4 , BlackRock® Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, BlackRock iShares® Alternative Strategies V.I. Class I, BlackRock iShares Dynamic Allocation V.I. Class I, BlackRock iShares Dynamic Fixed Income V.I. Class I, BlackRock iShares Equity Appreciation V.I. Class I, Dreyfus Appreciation Service Shares, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Government Money Market Service Class, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 2,Templeton Global Bond VIP Class 2, Janus Aspen Series Enterprise Service Shares, Janus Aspen Series Overseas Service Shares, Lazard Retirement Global Dynamic Multi Asset Service Class, Lazard Retirement U.S. Strategic Equity Service Class, ClearBridge Variable Aggressive Growth — Class II, ClearBridge Variable Mid Cap — Class II (formerly named ClearBridge Variable Mid Cap Core — Class II), Western Asset Variable Global High Yield Bond — Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, Variable Account I, Variable Account II, Variable Account III, Variable Account V, MFS® New Discovery Series - Service Class, MFS Utilities Series - Service Class, MFS Value Series - Service Class, Neuberger Berman Socially Responsive I Class, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset Managed Allocation — Advisor Class, Royce Micro-Cap Service Class, State Street Total Return V.I.S. Class 3 (formerly named GE Investments Total Return Class 3), T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, and VanEck VIP Global Hard Assets Initial Class Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2016, the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2016, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2016, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 24, 2017

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value
	Pacific Select Fund
Core Income	Core Income Class I *	94,758	$951,537	$962,966
Diversified Bond	Diversified Bond Class I *	6,466,372	57,467,161	59,882,611
Floating Rate Income	Floating Rate Income Class I *	435,930	4,579,068	4,893,812
Floating Rate Loan	Floating Rate Loan Class I *	2,402,361	14,907,752	16,086,438
High Yield Bond	High Yield Bond Class I *	11,558,769	77,806,112	86,316,115
Inflation Managed	Inflation Managed Class I *	7,846,859	85,129,614	79,852,375
Inflation Strategy	Inflation Strategy Class I *	189,062	1,889,702	1,868,432
Managed Bond	Managed Bond Class I *	20,574,935	238,124,714	251,060,484
Short Duration Bond	Short Duration Bond Class I *	6,796,303	64,666,177	66,014,310
Emerging Markets Debt	Emerging Markets Debt Class I *	414,233	4,248,393	4,510,321
Comstock	Comstock Class I *	4,018,581	40,495,139	53,967,445
Developing Growth	Developing Growth Class I *	1,602,566	16,513,606	18,682,752
Dividend Growth	Dividend Growth Class I *	4,126,148	49,503,065	69,451,001
Equity Index	Equity Index Class I *	12,290,023	387,330,028	636,257,457
Focused Growth	Focused Growth Class I *	1,285,045	20,257,510	26,553,304
Growth	Growth Class I *	8,411,826	124,518,286	180,560,923
Large-Cap Growth	Large-Cap Growth Class I *	5,523,161	34,194,141	45,365,992
Large-Cap Value	Large-Cap Value Class I *	5,922,157	68,947,591	114,975,442
Long/Short Large-Cap	Long/Short Large-Cap Class I *	1,044,165	10,191,754	12,218,102
Main Street® Core	Main Street Core Class I *	5,708,780	115,857,542	188,677,565
Mid-Cap Equity	Mid-Cap Equity Class I *	6,621,405	78,327,901	112,452,863
Mid-Cap Growth	Mid-Cap Growth Class I *	4,042,014	34,238,502	41,831,388
Mid-Cap Value	Mid-Cap Value Class I *	691,363	9,709,710	11,059,568
Small-Cap Equity	Small-Cap Equity Class I *	1,654,211	25,415,320	31,935,954
Small-Cap Index	Small-Cap Index Class I *	11,203,802	131,226,297	230,334,083
Small-Cap Value	Small-Cap Value Class I *	3,699,040	49,029,005	72,900,617
Value Advantage	Value Advantage Class I *	122,610	1,625,380	1,814,836
Emerging Markets	Emerging Markets Class I *	8,550,939	124,222,186	118,299,165
International Large-Cap	International Large-Cap Class I *	20,140,925	135,721,704	151,642,617
International Small-Cap	International Small-Cap Class I *	2,945,063	24,173,768	25,696,096
International Value	International Value Class I *	11,113,680	108,513,760	117,689,697
Health Sciences	Health Sciences Class I *	1,988,672	43,333,928	57,321,308
Real Estate	Real Estate Class I *	3,873,328	67,959,657	90,868,098
Technology	Technology Class I *	2,838,605	14,434,489	14,534,640
Currency Strategies	Currency Strategies Class I *	73,999	810,203	835,707
Diversified Alternatives	Diversified Alternatives Class I *	2,576	26,813	27,157
Equity Long/Short	Equity Long/Short Class I *	448,334	5,257,390	5,770,656
Global Absolute Return	Global Absolute Return Class I *	278,075	2,979,766	3,125,513
Pacific Dynamix - Conservative Growth	Pacific Dynamix - Conservative Growth Class I *	550,835	7,401,564	7,837,687
Pacific Dynamix - Moderate Growth	Pacific Dynamix - Moderate Growth Class I *	1,849,027	28,771,881	31,814,193
Pacific Dynamix - Growth	Pacific Dynamix - Growth Class I *	2,040,284	33,272,449	37,943,803
Portfolio Optimization Conservative	Portfolio Optimization Conservative Class I *	1,542,339	16,995,533	18,406,130
Portfolio Optimization Moderate-Conservative	Portfolio Optimization Moderate-Conservative Class I *	3,803,861	39,627,998	47,703,353
Portfolio Optimization Moderate	Portfolio Optimization Moderate Class I *	17,543,164	179,531,553	230,261,425
Portfolio Optimization Growth	Portfolio Optimization Growth Class I *	22,543,409	225,753,785	307,509,656
Portfolio Optimization Aggressive-Growth	Portfolio Optimization Aggressive-Growth Class I *	9,878,725	101,295,170	136,429,284
PSF DFA Balanced Allocation	PSF DFA Balanced Allocation Class D *	27,595	285,804	291,744

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. International Growth Series II	Invesco V.I. International Growth Series II	713,015	24,732,947	23,130,199

	American Century Variable Portfolios, Inc.
American Century VP Mid Cap Value Class II	American Century VP Mid Cap Value Class II	1,438,291	27,909,688	30,391,097

	American Funds Insurance Series®
American Funds® IS Asset Allocation FundSM Class 4	American Funds IS Asset Allocation Fund Class 4	1,865,817	39,084,121	39,984,466
American Funds IS Growth FundSM Class 4	American Funds IS Growth Fund Class 4	937,718	63,127,593	62,273,822
American Funds IS Growth-Income FundSM Class 4	American Funds IS Growth-Income Fund Class 4	1,624,363	73,672,505	71,033,392

	BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	2,012,413	31,269,710	30,347,193
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	4,256,264	61,539,732	56,906,251

See Notes to Financial Statements	See explanation of symbol on page SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value
	BlackRock Variable Series Funds, Inc.
BlackRock iShares® Alternative Strategies V.I. Class I	BlackRock iShares Alternative Strategies V.I. Class I	125,448	$1,308,964	$1,273,294
BlackRock iShares Dynamic Allocation V.I. Class I	BlackRock iShares Dynamic Allocation V.I. Class I	24,105	231,376	237,439
BlackRock iShares Dynamic Fixed Income V.I. Class I	BlackRock iShares Dynamic Fixed Income V.I. Class I	55,962	572,943	553,466
BlackRock iShares Equity Appreciation V.I. Class I	BlackRock iShares Equity Appreciation V.I. Class I	22,916	212,331	224,803

	Dreyfus Variable Investment Fund
Dreyfus Appreciation Service Shares	Dreyfus Appreciation Service Shares	14,562	622,792	592,964

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	1,594,446	44,855,670	51,739,767
Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	66,832	808,117	818,027
Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	194,275	2,338,551	2,395,416
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	635,766	7,714,462	7,940,714
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	720,440	9,269,820	9,272,068
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	794,120	9,610,511	10,077,381
Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	228,905	4,377,259	4,410,997
Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	199,107	3,628,956	3,627,721
Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom Income Service Class 2	144,432	1,576,130	1,578,640
Fidelity VIP Government Money Market Service Class	Fidelity VIP Government Money Market Service Class	159,125,221	159,125,221	159,125,221
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	115,646	6,941,027	6,758,334
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	1,055,188	33,672,269	34,852,852
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	367,703	5,421,098	5,831,768

	Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Class 2	Templeton Foreign VIP Class 2	1,414,515	21,379,840	19,251,544
Templeton Global Bond VIP Class 2	Templeton Global Bond VIP Class 2	1,859,978	33,271,603	30,224,643

	Janus Aspen Series
Janus Aspen Series Enterprise Service Shares	Janus Aspen Series Enterprise Service Shares	240,025	13,691,943	13,494,223
Janus Aspen Series Overseas Service Shares	Janus Aspen Series Overseas Service Shares	511,709	16,920,958	12,214,505

	Lazard Retirement Series, Inc.
Lazard Retirement Global Dynamic Multi Asset Service Class	Lazard Retirement Global Dynamic Multi Asset Service Class	88,841	1,061,654	1,050,104
Lazard Retirement U.S. Strategic Equity Service Class	Lazard Retirement U.S. Strategic Equity Service Class	111,035	1,342,951	1,278,017

	Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Aggressive Growth - Class II	793,824	22,457,277	19,639,217
ClearBridge Variable Mid Cap - Class II	ClearBridge Variable Mid Cap - Class II	729,757	13,580,733	13,843,485

	Legg Mason Partners Variable Income Trust
Western Asset Variable Global High Yield Bond - Class II	Western Asset Variable Global High Yield Bond - Class II	54,601	399,522	398,040

	Lord Abbett Series Fund, Inc.
Lord Abbett Bond Debenture Class VC	Lord Abbett Bond Debenture Class VC	440,191	5,281,697	5,255,875
Lord Abbett Developing Growth Class VC	Lord Abbett Developing Growth Class VC *	427,796	9,448,796	9,278,895
Lord Abbett Fundamental Equity Class VC	Lord Abbett Fundamental Equity Class VC	328,805	6,368,716	6,017,135
Lord Abbett Total Return Class VC	Lord Abbett Total Return Class VC	2,484,357	42,141,891	40,817,989

	M Fund, Inc.
I	M International Equity	5,734,962	66,387,588	63,772,781
II	M Large Cap Growth	1,913,483	40,103,989	38,212,253
III	M Capital Appreciation	1,989,089	51,069,689	58,240,513
V	M Large Cap Value	2,196,298	28,028,606	28,310,283

	MFS® Variable Insurance Trust
MFS New Discovery Series - Service Class	MFS New Discovery Series - Service Class	895,834	13,665,865	13,446,463
MFS Utilities Series - Service Class	MFS Utilities Series - Service Class	422,464	12,603,271	11,140,384
MFS Value Series - Service Class	MFS Value Series - Service Class	571,699	10,364,870	10,627,878

	Neuberger Berman Advisers Management Trust
Neuberger Berman Socially Responsive I Class	Neuberger Berman Socially Responsive I Class	13,946	313,003	314,758

	Oppenheimer Variable Account Funds
Oppenheimer Global Fund/VA Service Shares	Oppenheimer Global Fund/VA Service Shares	184,346	6,972,936	6,385,733

	PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	PIMCO Global Multi-Asset Managed Allocation - Advisor Class	499,289	5,952,621	5,766,784

See Notes to Financial Statements	See explanation of symbol on page SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value
	Royce Capital Fund
Royce Micro-Cap Service Class	Royce Micro-Cap Service Class	197,405	$2,140,526	$2,157,635
	State Street Variable Insurance Series Funds, Inc.
State Street Total Return V.I.S. Class 3	State Street Total Return V.I.S. Class 3	82,527	1,545,122	1,487,956

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth - II	T. Rowe Price Blue Chip Growth - II *	3,334,132	59,451,123	74,984,626
T. Rowe Price Equity Income - II	T. Rowe Price Equity Income - II	2,141,360	54,944,632	60,493,408

	VanEck VIP Trust
VanEck VIP Global Hard Assets Initial Class	VanEck VIP Global Hard Assets Initial Class	1,551,671	39,558,885	37,457,333

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio/fund during the reporting period (See Note 3 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	Variable Accounts
	Core	Diversified	Floating	Floating	High Yield	Inflation
	Income	Bond	Rate Income	Rate Loan	Bond	Managed
ASSETS
Investments in mutual funds, at value	$962,966	$59,882,611	$4,893,812	$16,086,438	$86,316,115	$79,852,375
Receivables:
Due from Pacific Life Insurance Company	3,966	9,745	—	2,748	17,832	68,488
Total Assets	966,932	59,892,356	4,893,812	16,089,186	86,333,947	79,920,863
LIABILITIES
Payables:
Investments purchased	3,966	9,776	—	2,749	17,733	68,569
Total Liabilities	3,966	9,776	—	2,749	17,733	68,569
NET ASSETS	$962,966	$59,882,580	$4,893,812	$16,086,437	$86,316,214	$79,852,294
Units Outstanding	94,173	3,809,611	436,109	1,371,318	1,228,601	1,359,183
Accumulation Unit Value	$10.23	$15.72	$11.22	$11.73	$70.26	$58.75
Cost of Investments	$951,537	$57,467,161	$4,579,068	$14,907,752	$77,806,112	$85,129,614

	Inflation	Managed	Short Duration	Emerging		Developing
	Strategy	Bond	Bond	Markets Debt	Comstock	Growth
ASSETS
Investments in mutual funds, at value	$1,868,432	$251,060,484	$66,014,310	$4,510,321	$53,967,445	$18,682,752
Receivables:
Due from Pacific Life Insurance Company	15	40,463	19,264	2,825	14,350	—
Investments sold	—	—	—	—	—	2,950
Total Assets	1,868,447	251,100,947	66,033,574	4,513,146	53,981,795	18,685,702
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	2,870
Investments purchased	16	40,443	19,245	2,822	14,136	—
Total Liabilities	16	40,443	19,245	2,822	14,136	2,870
NET ASSETS	$1,868,431	$251,060,504	$66,014,329	$4,510,324	$53,967,659	$18,682,832
Units Outstanding	179,375	3,769,236	5,102,810	405,209	2,437,685	925,932
Accumulation Unit Value	$10.42	$66.61	$12.94	$11.13	$22.14	$20.18
Cost of Investments	$1,889,702	$238,124,714	$64,666,177	$4,248,393	$40,495,139	$16,513,606

	Dividend	Equity	Focused		Large-Cap	Large-Cap
	Growth	Index	Growth	Growth	Growth	Value
ASSETS
Investments in mutual funds, at value	$69,451,001	$636,257,457	$26,553,304	$180,560,923	$45,365,992	$114,975,442
Receivables:
Due from Pacific Life Insurance Company	61,629	—	—	—	—	—
Investments sold	—	541,294	12,705	174,757	14,992	46,334
Total Assets	69,512,630	636,798,751	26,566,009	180,735,680	45,380,984	115,021,776
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	540,882	12,693	174,689	14,960	45,904
Investments purchased	61,546	—	—	—	—	—
Total Liabilities	61,546	540,882	12,693	174,689	14,960	45,904
NET ASSETS	$69,451,084	$636,257,869	$26,553,316	$180,560,991	$45,366,024	$114,975,872
Units Outstanding	2,681,618	6,182,763	1,059,599	2,234,417	3,304,117	3,842,569
Accumulation Unit Value	$25.90	$102.91	$25.06	$80.81	$13.73	$29.92
Cost of Investments	$49,503,065	$387,330,028	$20,257,510	$124,518,286	$34,194,141	$68,947,591

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

	Variable Accounts
	Long/Short	Main Street	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap
	Large-Cap	Core	Equity	Growth	Value	Equity
ASSETS
Investments in mutual funds, at value	$12,218,102	$188,677,565	$112,452,863	$41,831,388	$11,059,568	$31,935,954
Receivables:
Due from Pacific Life Insurance Company	3,099	—	—	—	—	4,039
Investments sold	—	9,114	34,365	6,535	643,153	—
Total Assets	12,221,201	188,686,679	112,487,228	41,837,923	11,702,721	31,939,993
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	9,089	34,091	6,654	643,175	—
Investments purchased	3,074	—	—	—	—	3,972
Total Liabilities	3,074	9,089	34,091	6,654	643,175	3,972
NET ASSETS	$12,218,127	$188,677,590	$112,453,137	$41,831,269	$11,059,546	$31,936,021
Units Outstanding	678,743	1,873,203	2,489,213	2,532,603	353,984	1,025,626
Accumulation Unit Value	$18.00	$100.72	$45.18	$16.52	$31.24	$31.14
Cost of Investments	$10,191,754	$115,857,542	$78,327,901	$34,238,502	$9,709,710	$25,415,320

	Small-Cap	Small-Cap	Value	Emerging	International	International
	Index	Value	Advantage	Markets	Large-Cap	Small-Cap
ASSETS
Investments in mutual funds, at value	$230,334,083	$72,900,617	$1,814,836	$118,299,165	$151,642,617	$25,696,096
Receivables:
Due from Pacific Life Insurance Company	—	—	11,308	98,762	114,610	2,525
Investments sold	229,009	653,849	—	—	—	—
Total Assets	230,563,092	73,554,466	1,826,144	118,397,927	151,757,227	25,698,621
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	229,453	653,790	—	—	—	—
Investments purchased	—	—	11,308	98,907	114,808	2,499
Total Liabilities	229,453	653,790	11,308	98,907	114,808	2,499
NET ASSETS	$230,333,639	$72,900,676	$1,814,836	$118,299,020	$151,642,419	$25,696,122
Units Outstanding	6,314,424	1,457,669	122,603	3,114,990	10,092,996	1,945,640
Accumulation Unit Value	$36.48	$50.01	$14.80	$37.98	$15.02	$13.21
Cost of Investments	$131,226,297	$49,029,005	$1,625,380	$124,222,186	$135,721,704	$24,173,768

	International	Health	Real		Currency	Diversified
	Value	Sciences	Estate	Technology	Strategies	Alternatives
ASSETS
Investments in mutual funds, at value	$117,689,697	$57,321,308	$90,868,098	$14,534,640	$835,707	$27,157
Receivables:
Due from Pacific Life Insurance Company	—	—	53,151	—	698	—
Investments sold	41,956	38,882	—	7,763	—	—
Total Assets	117,731,653	57,360,190	90,921,249	14,542,403	836,405	27,157
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	41,990	38,864	—	7,789	—	—
Investments purchased	—	—	53,213	—	697	—
Total Liabilities	41,990	38,864	53,213	7,789	697	—
NET ASSETS	$117,689,663	$57,321,326	$90,868,036	$14,534,614	$835,708	$27,157
Units Outstanding	4,406,131	1,178,226	1,347,361	1,617,797	75,605	2,618
Accumulation Unit Value	$26.71	$48.65	$67.44	$8.98	$11.05	$10.37
Cost of Investments	$108,513,760	$43,333,928	$67,959,657	$14,434,489	$810,203	$26,813

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

	Variable Accounts
			Pacific	Pacific
		Global	Dynamix -	Dynamix -	Pacific	Portfolio
	Equity	Absolute	Conservative	Moderate	Dynamix -	Optimization
	Long/Short	Return	Growth	Growth	Growth	Conservative
ASSETS
Investments in mutual funds, at value	$5,770,656	$3,125,513	$7,837,687	$31,814,193	$37,943,803	$18,406,130
Receivables:
Due from Pacific Life Insurance Company	1	2	801	1,084	17,924	8,086
Total Assets	5,770,657	3,125,515	7,838,488	31,815,277	37,961,727	18,414,216
LIABILITIES
Payables:
Investments purchased	—	—	799	1,105	17,933	8,092
Total Liabilities	—	—	799	1,105	17,933	8,092
NET ASSETS	$5,770,657	$3,125,515	$7,837,689	$31,814,172	$37,943,794	$18,406,124
Units Outstanding	446,854	284,979	452,970	1,639,383	1,751,499	1,490,915
Accumulation Unit Value	$12.91	$10.97	$17.30	$19.41	$21.66	$12.35
Cost of Investments	$5,257,390	$2,979,766	$7,401,564	$28,771,881	$33,272,449	$16,995,533

	Portfolio			Portfolio		Invesco V.I.
	Optimization	Portfolio	Portfolio	Optimization	PSF DFA	International
	Moderate-	Optimization	Optimization	Aggressive-	Balanced	Growth
	Conservative	Moderate	Growth	Growth	Allocation	Series II
ASSETS
Investments in mutual funds, at value	$47,703,353	$230,261,425	$307,509,656	$136,429,284	$291,744	$23,130,199
Receivables:
Due from Pacific Life Insurance Company	10,055	34,462	—	—	—	9,198
Investments sold	—	—	391,706	650,339	—	—
Total Assets	47,713,408	230,295,887	307,901,362	137,079,623	291,744	23,139,397
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	391,611	650,441	—	—
Investments purchased	10,130	34,414	—	—	—	9,185
Total Liabilities	10,130	34,414	391,611	650,441	—	9,185
NET ASSETS	$47,703,278	$230,261,473	$307,509,751	$136,429,182	$291,744	$23,130,212
Units Outstanding	3,690,176	17,075,664	22,041,635	9,696,591	27,680	1,921,923
Accumulation Unit Value	$12.93	$13.48	$13.95	$14.07	$10.54	$12.03
Cost of Investments	$39,627,998	$179,531,553	$225,753,785	$101,295,170	$285,804	$24,732,947

	American					BlackRock
	Century	American Funds	American Funds	American Funds	BlackRock	Global
	VP Mid Cap	IS Asset Allocation	IS Growth	IS Growth-Income	Basic Value	Allocation
	Value Class II	Fund Class 4	Fund Class 4	Fund Class 4	V.I. Class III	V.I. Class III
ASSETS
Investments in mutual funds, at value	$30,391,097	$39,984,466	$62,273,822	$71,033,392	$30,347,193	$56,906,251
Receivables:
Due from Pacific Life Insurance Company	35,128	2,013	—	34,401	12,493	—
Investments sold	—	—	51,754	—	—	5,681
Total Assets	30,426,225	39,986,479	62,325,576	71,067,793	30,359,686	56,911,932
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	51,778	—	—	5,682
Investments purchased	35,132	2,019	—	34,388	12,477	—
Total Liabilities	35,132	2,019	51,778	34,388	12,477	5,682
NET ASSETS	$30,391,093	$39,984,460	$62,273,798	$71,033,405	$30,347,209	$56,906,250
Units Outstanding	1,568,699	1,644,596	2,520,060	3,166,860	1,402,239	2,830,002
Accumulation Unit Value	$19.37	$24.31	$24.71	$22.43	$21.64	$20.11
Cost of Investments	$27,909,688	$39,084,121	$63,127,593	$73,672,505	$31,269,710	$61,539,732

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

	Variable Accounts
	BlackRock	BlackRock	BlackRock	BlackRock
	iShares Alternative	iShares Dynamic	iShares Dynamic	iShares Equity	Dreyfus	Fidelity VIP
	Strategies	Allocation	Fixed Income	Appreciation	Appreciation	Contrafund
	V.I. Class I	V.I. Class I	V.I. Class I	V.I. Class I	Service Shares	Service Class 2
ASSETS
Investments in mutual funds, at value	$1,273,294	$237,439	$553,466	$224,803	$592,964	$51,739,767
Receivables:
Due from Pacific Life Insurance Company	352	705	—	—	—	—
Investments sold	—	—	—	—	—	9,707
Total Assets	1,273,646	238,144	553,466	224,803	592,964	51,749,474
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	9,789
Investments purchased	352	705	—	—	—	—
Total Liabilities	352	705	—	—	—	9,789
NET ASSETS	$1,273,294	$237,439	$553,466	$224,803	$592,964	$51,739,685
Units Outstanding	126,498	24,029	54,607	23,235	47,500	2,124,204
Accumulation Unit Value	$10.07	$9.88	$10.14	$9.68	$12.48	$24.36
Cost of Investments	$1,308,964	$231,376	$572,943	$212,331	$622,792	$44,855,670

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2010	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$818,027	$2,395,416	$7,940,714	$9,272,068	$10,077,381	$4,410,997
Receivables:
Due from Pacific Life Insurance Company	—	—	11	2,424	1,391	1,539
Total Assets	818,027	2,395,416	7,940,725	9,274,492	10,078,772	4,412,536
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1	4	—	—	—	—
Investments purchased	—	—	—	2,416	1,390	1,538
Total Liabilities	1	4	—	2,416	1,390	1,538
NET ASSETS	$818,026	$2,395,412	$7,940,725	$9,272,076	$10,077,382	$4,410,998
Units Outstanding	57,642	169,699	575,261	647,539	729,608	306,309
Accumulation Unit Value	$14.19	$14.12	$13.80	$14.32	$13.81	$14.40
Cost of Investments	$808,117	$2,338,551	$7,714,462	$9,269,820	$9,610,511	$4,377,259

			Fidelity VIP
	Fidelity VIP	Fidelity VIP	Government	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2045	Freedom Income	Money Market	Growth	Mid Cap	Value Strategies
	Service Class 2	Service Class 2	Service Class	Service Class 2	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$3,627,721	$1,578,640	$159,125,221	$6,758,334	$34,852,852	$5,831,768
Receivables:
Due from Pacific Life Insurance Company	—	—	4,607,032	—	—	6,579
Investments sold	11,358	—	—	3,686	7,388	—
Total Assets	3,639,079	1,578,640	163,732,253	6,762,020	34,860,240	5,838,347
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	11,358	1	—	3,679	7,282	—
Investments purchased	—	—	4,606,839	—	—	6,575
Total Liabilities	11,358	1	4,606,839	3,679	7,282	6,575
NET ASSETS	$3,627,721	$1,578,639	$159,125,414	$6,758,341	$34,852,958	$5,831,772
Units Outstanding	249,154	117,971	15,892,701	303,110	1,318,480	275,810
Accumulation Unit Value	$14.56	$13.38	$10.01	$22.30	$26.43	$21.14
Cost of Investments	$3,628,956	$1,576,130	$159,125,221	$6,941,027	$33,672,269	$5,421,098

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

	Variable Accounts
					Lazard Retirement	Lazard
		Templeton	Janus Aspen	Janus Aspen	Global Dynamic	Retirement U.S.
	Templeton Foreign	Global Bond	Series Enterprise	Series Overseas	Multi Asset	Strategic Equity
	VIP Class 2	VIP Class 2	Service Shares	Service Shares	Service Class	Service Class
ASSETS
Investments in mutual funds, at value	$19,251,544	$30,224,643	$13,494,223	$12,214,505	$1,050,104	$1,278,017
Receivables:
Due from Pacific Life Insurance Company	—	23,232	—	1,264	1	—
Investments sold	4,584	—	5,403	—	—	—
Total Assets	19,256,128	30,247,875	13,499,626	12,215,769	1,050,105	1,278,017
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	3,898	—	5,400	—	—	2
Investments purchased	—	23,219	—	1,376	—	—
Total Liabilities	3,898	23,219	5,400	1,376	—	2
NET ASSETS	$19,252,230	$30,224,656	$13,494,226	$12,214,393	$1,050,105	$1,278,015
Units Outstanding	1,601,613	2,475,500	603,394	1,458,141	100,312	82,703
Accumulation Unit Value	$12.02	$12.21	$22.36	$8.38	$10.47	$15.45
Cost of Investments	$21,379,840	$33,271,603	$13,691,943	$16,920,958	$1,061,654	$1,342,951

	ClearBridge		Western Asset	Lord Abbett		Lord Abbett
	Variable	ClearBridge	Variable Global	Bond	Lord Abbett	Fundamental
	Aggressive Growth	Variable	High Yield	Debenture	Developing Growth	Equity
	- Class II	Mid Cap - Class II	Bond - Class II	Class VC	Class VC	Class VC
ASSETS
Investments in mutual funds, at value	$19,639,217	$13,843,485	$398,040	$5,255,875	$9,278,895	$6,017,135
Receivables:
Due from Pacific Life Insurance Company	—	—	—	15,692	128	8,324
Investments sold	67,600	660,612	—	—	—	—
Total Assets	19,706,817	14,504,097	398,040	5,271,567	9,279,023	6,025,459
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	67,602	660,626	—	—	—	—
Investments purchased	—	—	—	15,670	225	8,324
Total Liabilities	67,602	660,626	—	15,670	225	8,324
NET ASSETS	$19,639,215	$13,843,471	$398,040	$5,255,897	$9,278,798	$6,017,135
Units Outstanding	958,828	713,565	37,946	470,628	642,778	328,682
Accumulation Unit Value	$20.48	$19.40	$10.49	$11.17	$14.44	$18.31
Cost of Investments	$22,457,277	$13,580,733	$399,522	$5,281,697	$9,448,796	$6,368,716

	Lord Abbett					MFS New
	Total Return					Discovery Series
	Class VC	I	II	III	V	- Service Class
ASSETS
Investments in mutual funds, at value	$40,817,989	$63,772,781	$38,212,253	$58,240,513	$28,310,283	$13,446,463
Receivables:
Due from Pacific Life Insurance Company	8,182	5,565	5,891	919	5,068	—
Investments sold	—	—	—	—	—	660,155
Total Assets	40,826,171	63,778,346	38,218,144	58,241,432	28,315,351	14,106,618
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	660,161
Investments purchased	8,197	5,625	5,392	655	5,324	—
Total Liabilities	8,197	5,625	5,392	655	5,324	660,161
NET ASSETS	$40,817,974	$63,772,721	$38,212,752	$58,240,777	$28,310,027	$13,446,457
Units Outstanding	3,819,255	1,981,784	852,211	724,552	1,038,803	700,129
Accumulation Unit Value	$10.69	$32.18	$44.84	$80.38	$27.25	$19.21
Cost of Investments	$42,141,891	$66,387,588	$40,103,989	$51,069,689	$28,028,606	$13,665,865

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

	Variable Accounts
					PIMCO
	MFS	MFS	Neuberger Berman		Global Multi-
	Utilities	Value	Socially	Oppenheimer	Asset Managed	Royce
	Series -	Series -	Responsive	Global Fund/VA	Allocation -	Micro-Cap
	Service Class	Service Class	I Class	Service Shares	Advisor Class	Service Class
ASSETS
Investments in mutual funds, at value	$11,140,384	$10,627,878	$314,758	$6,385,733	$5,766,784	$2,157,635
Receivables:
Due from Pacific Life Insurance Company	—	13,462	—	—	—	1,491
Investments sold	4,287	—	—	3,509	3,610	—
Total Assets	11,144,671	10,641,340	314,758	6,389,242	5,770,394	2,159,126
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	4,269	—	—	3,151	3,699	—
Investments purchased	—	13,462	—	—	—	1,528
Total Liabilities	4,269	13,462	—	3,151	3,699	1,528
NET ASSETS	$11,140,402	$10,627,878	$314,758	$6,386,091	$5,766,695	$2,157,598
Units Outstanding	689,970	960,787	21,598	524,309	580,540	163,195
Accumulation Unit Value	$16.15	$11.06	$14.57	$12.18	$9.93	$13.22
Cost of Investments	$12,603,271	$10,364,870	$313,003	$6,972,936	$5,952,621	$2,140,526

	State Street	T. Rowe Price	T. Rowe Price	VanEck VIP
	Total Return	Blue Chip	Equity	Global Hard Assets
	V.I.S. Class 3	Growth - II	Income - II	Initial Class
ASSETS
Investments in mutual funds, at value	$1,487,956	$74,984,626	$60,493,408	$37,457,333
Receivables:
Due from Pacific Life Insurance Company	13,377	—	—	—
Investments sold	—	6,254	642,105	3,457
Total Assets	1,501,333	74,990,880	61,135,513	37,460,790
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	6,321	642,234	3,482
Investments purchased	13,377	—	—	—
Total Liabilities	13,377	6,321	642,234	3,482
NET ASSETS	$1,487,956	$74,984,559	$60,493,279	$37,457,308
Units Outstanding	102,428	2,951,678	2,956,466	1,780,944
Accumulation Unit Value	$14.53	$25.40	$20.46	$21.03
Cost of Investments	$1,545,122	$59,451,123	$54,944,632	$39,558,885

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Variable Accounts
	Core	Diversified	Floating	Floating	High Yield	Inflation
	Income	Bond	Rate Income	Rate Loan	Bond	Managed
INVESTMENT INCOME
Dividends (1)	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	25,684	1,676,990	15,382	112,900	2,560,853	(2,665,174)
Capital gain distributions (1)	—	—	—	—	—	—
Realized Gain (Loss) on Investments	25,684	1,676,990	15,382	112,900	2,560,853	(2,665,174)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	14,336	1,388,536	317,931	1,159,943	9,029,968	6,942,170
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,020	$3,065,526	$333,313	$1,272,843	$11,590,821	$4,276,996

	Inflation	Managed	Short Duration	Emerging		Developing
	Strategy	Bond	Bond	Markets Debt	Comstock	Growth
INVESTMENT INCOME
Dividends (1)	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(7,917)	2,330,260	312,430	17,918	2,576,689	80,492
Capital gain distributions (1)	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(7,917)	2,330,260	312,430	17,918	2,576,689	80,492
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	48,373	5,240,016	792,912	546,757	5,499,094	(708,856)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,456	$7,570,276	$1,105,342	$564,675	$8,075,783	$(628,364)

	Dividend	Equity	Focused		Large-Cap	Large-Cap
	Growth	Index	Growth	Growth	Growth	Value
INVESTMENT INCOME
Dividends (1)	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,654,895	24,755,084	2,215,248	682,299	2,864,042	5,686,567
Capital gain distributions (1)	—	—	—	—	—	—
Realized Gain (Loss) on Investments	2,654,895	24,755,084	2,215,248	682,299	2,864,042	5,686,567
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	4,244,547	42,981,671	(1,799,958)	3,196,129	(2,579,893)	7,816,651
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,899,442	$67,736,755	$415,290	$3,878,428	$284,149	$13,503,218

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

	Variable Accounts
	Long/Short	Main Street	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap
	Large-Cap	Core	Equity	Growth	Value	Equity
INVESTMENT INCOME
Dividends (1)	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	548,064	11,671,539	3,631,471	(374,974)	188,039	1,089,278
Capital gain distributions (1)	—	—	—	—	—	—
Realized Gain (Loss) on Investments	548,064	11,671,539	3,631,471	(374,974)	188,039	1,089,278
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	486,890	8,164,127	13,456,848	2,928,893	1,289,302	5,013,712
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,034,954	$19,835,666	$17,088,319	$2,553,919	$1,477,341	$6,102,990

	Small-Cap	Small-Cap	Value	Emerging	International	International
	Index	Value	Advantage	Markets	Large-Cap	Small-Cap
INVESTMENT INCOME
Dividends (1)	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	5,348,663	2,397,285	80,153	72,282	2,299,916	1,428,730
Capital gain distributions (1)	—	—	—	—	—	—
Realized Gain (Loss) on Investments	5,348,663	2,397,285	80,153	72,282	2,299,916	1,428,730
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	33,940,808	14,546,675	153,634	6,997,076	(1,245,027)	(467,235)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,289,471	$16,943,960	$233,787	$7,069,358	$1,054,889	$961,495

	International	Health	Real		Currency	Diversified
	Value	Sciences	Estate	Technology	Strategies	Alternatives (2)
INVESTMENT INCOME
Dividends (1)	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(12,251,146)	7,647,382	3,427,607	177,624	20,127	(55)
Capital gain distributions (1)	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(12,251,146)	7,647,382	3,427,607	177,624	20,127	(55)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	15,979,062	(11,722,492)	2,425,357	(1,357,237)	10,634	344
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,727,916	$(4,075,110)	$5,852,964	$(1,179,613)	$30,761	$289

(1) See Note 3 in Notes to Financial Statements.

(2) Operations commenced or resumed during 2016 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

	Variable Accounts
			Pacific	Pacific
		Global	Dynamix -	Dynamix -	Pacific	Portfolio
	Equity	Absolute	Conservative	Moderate	Dynamix -	Optimization
	Long/Short	Return	Growth	Growth	Growth	Conservative
INVESTMENT INCOME
Dividends (1)	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	158,430	65,899	93,783	513,246	342,220	160,573
Capital gain distributions (1)	—	—	—	—	—	—
Realized Gain (Loss) on Investments	158,430	65,899	93,783	513,246	342,220	160,573
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	542,908	69,227	342,843	1,684,300	2,845,829	864,885
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$701,338	$135,126	$436,626	$2,197,546	$3,188,049	$1,025,458

	Portfolio			Portfolio		Invesco V.I.
	Optimization	Portfolio	Portfolio	Optimization	PSF DFA	International
	Moderate-	Optimization	Optimization	Aggressive-	Balanced	Growth
	Conservative	Moderate	Growth	Growth	Allocation (2)	Series II
INVESTMENT INCOME
Dividends (1)	$—	$—	$—	$—	$—	$262,081
Net Investment Income	—	—	—	—	—	262,081
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,289,145	4,263,989	6,713,308	3,204,393	130	(72,013)
Capital gain distributions (1)	—	—	—	—	—	—
Realized Gain (Loss) on Investments	1,289,145	4,263,989	6,713,308	3,204,393	130	(72,013)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,810,676	13,052,233	18,274,421	8,695,391	5,940	(437,475)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,099,821	$17,316,222	$24,987,729	$11,899,784	$6,070	$(247,407)

	American					BlackRock
	Century	American Funds	American Funds	American Funds	BlackRock	Global
	VP Mid Cap	IS Asset Allocation	IS Growth	IS Growth-Income	Basic Value	Allocation
	Value Class II	Fund Class 4	Fund Class 4	Fund Class 4	V.I. Class III	V.I. Class III
INVESTMENT INCOME
Dividends (1)	$288,937	$534,401	$343,694	$865,701	$386,442	$697,220
Net Investment Income	288,937	534,401	343,694	865,701	386,442	697,220
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	322,194	(65,765)	(293,936)	(303,833)	(872,970)	(422,741)
Capital gain distributions (1)	584,273	846,751	5,319,505	7,242,202	636,241	—
Realized Gain (Loss) on Investments	906,467	780,986	5,025,569	6,938,369	(236,729)	(422,741)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,476,851	1,746,923	(78,505)	(658,973)	3,877,515	1,848,271
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,672,255	$3,062,310	$5,290,758	$7,145,097	$4,027,228	$2,122,750

(1) See Note 3 in Notes to Financial Statements.

(2) Operations commenced or resumed during 2016 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2016

	Variable Accounts
	BlackRock	BlackRock	BlackRock	BlackRock
	iShares Alternative	iShares Dynamic	iShares Dynamic	iShares Equity	Dreyfus	Fidelity VIP
	Strategies	Allocation	Fixed Income	Appreciation	Appreciation	Contrafund
	V.I. Class I	V.I. Class I	V.I. Class I	V.I. Class I	Service Shares	Service Class 2
INVESTMENT INCOME
Dividends (1)	$34,737	$5,020	$10,498	$3,588	$7,208	$311,864
Net Investment Income	34,737	5,020	10,498	3,588	7,208	311,864
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	5,470	(1,023)	6,516	(4,704)	(24,623)	2,981,036
Capital gain distributions (1)	—	—	—	—	57,485	4,208,522
Realized Gain (Loss) on Investments	5,470	(1,023)	6,516	(4,704)	32,862	7,189,558
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(22,097)	10,544	(17,478)	21,148	(1,484)	(3,697,132)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,110	$14,541	$(464)	$20,032	$38,586	$3,804,290

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2010	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2
INVESTMENT INCOME
Dividends (1)	$10,351	$30,268	$100,937	$117,923	$119,926	$48,550
Net Investment Income	10,351	30,268	100,937	117,923	119,926	48,550
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	20,920	16,224	95,902	176,804	206,366	(14,797)
Capital gain distributions (1)	26,781	55,563	242,933	281,116	343,164	110,305
Realized Gain (Loss) on Investments	47,701	71,787	338,835	457,920	549,530	95,508
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(30,991)	18,170	(2,622)	(51,665)	(79,573)	135,993
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,061	$120,225	$437,150	$524,178	$589,883	$280,051

			Fidelity VIP
	Fidelity VIP	Fidelity VIP	Government	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2045	Freedom Income	Money Market	Growth	Mid Cap	Value Strategies
	Service Class 2	Service Class 2	Service Class	Service Class 2	Service Class 2	Service Class 2
INVESTMENT INCOME
Dividends (1)	$39,844	$19,532	$185,586	$—	$107,449	$49,997
Net Investment Income	39,844	19,532	185,586	—	107,449	49,997
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,807	(43)	—	20,973	1,348,401	287,072
Capital gain distributions (1)	86,966	16,896	—	665,788	2,224,813	—
Realized Gain (Loss) on Investments	88,773	16,853	—	686,761	3,573,214	287,072
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	84,598	27,544	—	(696,493)	301,662	140,199
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$213,215	$63,929	$185,586	$(9,732)	$3,982,325	$477,268

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2016

	Variable Accounts
					Lazard Retirement	Lazard
		Templeton	Janus Aspen	Janus Aspen	Global Dynamic	Retirement U.S.
	Templeton Foreign	Global Bond	Series Enterprise	Series Overseas	Multi Asset	Strategic Equity
	VIP Class 2	VIP Class 2	Service Shares	Service Shares	Service Class	Service Class
INVESTMENT INCOME
Dividends (1)	$333,202	$—	$3,153	$579,513	$2,626	$1,316
Net Investment Income	333,202	—	3,153	579,513	2,626	1,316
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(772,082)	(1,858,448)	(90,759)	(839,723)	(9,787)	(60,097)
Capital gain distributions (1)	298,442	30,877	916,461	400,952	3,539	13,025
Realized Gain (Loss) on Investments	(473,640)	(1,827,571)	825,702	(438,771)	(6,248)	(47,072)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,429,548	2,714,007	437,153	(1,081,501)	32,300	152,825
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,289,110	$886,436	$1,266,008	$(940,759)	$28,678	$107,069

	ClearBridge		Western Asset	Lord Abbett		Lord Abbett
	Variable	ClearBridge	Variable Global	Bond	Lord Abbett	Fundamental
	Aggressive Growth	Variable	High Yield	Debenture	Developing Growth	Equity
	- Class II	Mid Cap - Class II	Bond - Class II	Class VC	Class VC	Class VC
INVESTMENT INCOME
Dividends (1)	$79,660	$49,856	$22,325	$238,784	$—	$66,965
Net Investment Income	79,660	49,856	22,325	238,784	—	66,965
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(99,588)	(209,829)	2,865	(23,078)	(300,815)	(244,875)
Capital gain distributions (1)	1,021,686	322,186	—	—	—	107,705
Realized Gain (Loss) on Investments	922,098	112,357	2,865	(23,078)	(300,815)	(137,170)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(834,367)	1,037,553	10,956	117,130	503,530	893,780
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$167,391	$1,199,766	$36,146	$332,836	$202,715	$823,575

	Lord Abbett					MFS New
	Total Return					Discovery Series
	Class VC	I	II	III	V	- Service Class
INVESTMENT INCOME
Dividends (1)	$1,069,319	$759,208	$—	$—	$508,321	$—
Net Investment Income	1,069,319	759,208	—	—	508,321	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(33,743)	968,902	2,053,680	2,183,938	1,071,504	(632,376)
Capital gain distributions (1)	155,105	—	2,200,234	2,216,576	—	549,422
Realized Gain (Loss) on Investments	121,362	968,902	4,253,914	4,400,514	1,071,504	(82,954)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	324,940	(1,648,391)	(5,242,551)	5,729,768	998,974	1,083,609
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,515,621	$79,719	$(988,637)	$10,130,282	$2,578,799	$1,000,655

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2016

	Variable Accounts
					PIMCO
	MFS	MFS	Neuberger Berman		Global Multi-
	Utilities	Value	Socially	Oppenheimer	Asset Managed	Royce
	Series -	Series -	Responsive	Global Fund/VA	Allocation -	Micro-Cap
	Service Class	Service Class	I Class	Service Shares	Advisor Class	Service Class
INVESTMENT INCOME
Dividends (1)	$441,175	$99,460	$2,379	$50,457	$138,750	$10,352
Net Investment Income	441,175	99,460	2,379	50,457	138,750	10,352
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(832,331)	76,062	(924)	(520,520)	(151,559)	(102,731)
Capital gain distributions (1)	280,202	439,163	12,217	447,370	—	—
Realized Gain (Loss) on Investments	(552,129)	515,225	11,293	(73,150)	(151,559)	(102,731)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,609,272	270,034	15,637	(54,440)	250,979	412,648
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,498,318	$884,719	$29,309	$(77,133)	$238,170	$320,269

	State Street	T. Rowe Price	T. Rowe Price	VanEck VIP
	Total Return	Blue Chip	Equity	Global Hard Assets
	V.I.S. Class 3	Growth - II	Income - II	Initial Class
INVESTMENT INCOME
Dividends (1)	$23,678	$—	$1,155,511	$130,403
Net Investment Income	23,678	—	1,155,511	130,403
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(60,749)	4,338,646	2,222,810	(5,325,586)
Capital gain distributions (1)	27,450	—	5,704,019	—
Realized Gain (Loss) on Investments	(33,299)	4,338,646	7,926,829	(5,325,586)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	105,078	(3,744,519)	729,865	17,374,268
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$95,457	$594,127	$9,812,205	$12,179,085

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	Core Income (1)		Diversified Bond		Floating Rate Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	25,684	(1,755)	1,676,990	405,687	15,382	17,901
Change in net unrealized appreciation (depreciation) on investments	14,336	(2,907)	1,388,536	(108,385)	317,931	13,138
Net Increase (Decrease) in Net Assets Resulting from Operations	40,020	(4,662)	3,065,526	297,302	333,313	31,039
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	96,165	45,340	2,298,591	2,047,954	202,224	1,010,611
Transfers between variable and fixed accounts, net	619,533	304,919	(873,174)	20,087,031	1,632,785	(54,674)
Policy maintenance charges	(75,953)	(10,174)	(2,671,641)	(2,457,175)	(169,612)	(146,569)
Policy benefits and terminations	(29,098)	—	(1,520,225)	(2,917,825)	(162,680)	(233,868)
Policy loans and loan repayments	(22,943)	(441)	(28,865)	(127,533)	31,932	(9,479)
Other	201	59	10,351	14,371	4,417	241
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	587,905	339,703	(2,784,963)	16,646,823	1,539,066	566,262
NET INCREASE (DECREASE) IN NET ASSETS	627,925	335,041	280,563	16,944,125	1,872,379	597,301
NET ASSETS
Beginning of Year or Period	335,041	—	59,602,017	42,657,892	3,021,433	2,424,132
End of Year or Period	$962,966	$335,041	$59,882,580	$59,602,017	$4,893,812	$3,021,433

	Floating Rate Loan		High Yield Bond		Inflation Managed
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	112,900	179,933	2,560,853	2,830,927	(2,665,174)	(2,010,579)
Change in net unrealized appreciation (depreciation) on investments	1,159,943	(294,697)	9,029,968	(6,264,084)	6,942,170	(645,566)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,272,843	(114,764)	11,590,821	(3,433,157)	4,276,996	(2,656,145)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	869,865	924,608	3,935,773	4,502,854	3,878,082	4,573,194
Transfers between variable and fixed accounts, net	2,172,663	(1,455,160)	4,169,786	(7,924,483)	(6,605,679)	(2,289,679)
Policy maintenance charges	(782,174)	(741,960)	(3,762,177)	(3,855,934)	(4,156,004)	(4,347,273)
Policy benefits and terminations	(365,029)	(607,195)	(4,690,004)	(3,482,442)	(3,987,392)	(4,991,105)
Policy loans and loan repayments	(160,447)	537	176,354	355,058	(184,939)	303,399
Other	7,752	6,542	27,753	29,167	36,755	33,650
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,742,630	(1,872,628)	(142,515)	(10,375,780)	(11,019,177)	(6,717,814)
NET INCREASE (DECREASE) IN NET ASSETS	3,015,473	(1,987,392)	11,448,306	(13,808,937)	(6,742,181)	(9,373,959)
NET ASSETS
Beginning of Year	13,070,964	15,058,356	74,867,908	88,676,845	86,594,475	95,968,434
End of Year	$16,086,437	$13,070,964	$86,316,214	$74,867,908	$79,852,294	$86,594,475

(1) Operations commenced or resumed during 2015 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	Inflation Strategy		Managed Bond		Short Duration Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	(7,917)	(25,226)	2,330,260	3,379,706	312,430	156,664
Change in net unrealized appreciation (depreciation) on investments	48,373	(39,796)	5,240,016	(1,629,584)	792,912	62,733
Net Increase (Decrease) in Net Assets Resulting from Operations	40,456	(65,022)	7,570,276	1,750,122	1,105,342	219,397
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	149,772	262,451	11,802,392	13,824,034	4,786,833	4,868,585
Transfers between variable and fixed accounts, net	73,327	339,767	(1,316,504)	(11,664,148)	2,281,073	5,101,014
Policy maintenance charges	(78,914)	(76,772)	(12,934,036)	(12,986,260)	(3,770,348)	(3,581,147)
Policy benefits and terminations	(55,448)	(29,981)	(12,178,503)	(12,349,963)	(4,078,648)	(7,125,484)
Policy loans and loan repayments	(17,288)	(24,362)	125,099	(40,624)	(191,443)	(909,228)
Other	(8,145)	638	91,717	69,162	33,514	30,167
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	63,304	471,741	(14,409,835)	(23,147,799)	(939,019)	(1,616,093)
NET INCREASE (DECREASE) IN NET ASSETS	103,760	406,719	(6,839,559)	(21,397,677)	166,323	(1,396,696)
NET ASSETS
Beginning of Year	1,764,671	1,357,952	257,900,063	279,297,740	65,848,006	67,244,702
End of Year	$1,868,431	$1,764,671	$251,060,504	$257,900,063	$66,014,329	$65,848,006

	Emerging Markets Debt		Comstock		Developing Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	17,918	(170,240)	2,576,689	2,448,131	80,492	453,819
Change in net unrealized appreciation (depreciation) on investments	546,757	(14,968)	5,499,094	(5,590,927)	(708,856)	(2,350,095)
Net Increase (Decrease) in Net Assets Resulting from Operations	564,675	(185,208)	8,075,783	(3,142,796)	(628,364)	(1,896,276)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	188,424	262,580	4,569,033	4,241,282	—	—
Transfers between variable and fixed accounts, net	812,769	(372,096)	(1,728,652)	(1,210,474)	(542,595)	(2,338,661)
Policy maintenance charges	(162,116)	(134,130)	(2,939,590)	(2,878,657)	(822,359)	(1,144,503)
Policy benefits and terminations	(45,879)	(78,195)	(3,523,403)	(1,781,064)	(747,873)	(1,105,003)
Policy loans and loan repayments	(4,174)	(24,481)	(265,251)	(144,593)	(159,431)	(224,652)
Other	1,142	1,090	2,716	9,393	(730)	(640)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	790,166	(345,232)	(3,885,147)	(1,764,113)	(2,272,988)	(4,813,459)
NET INCREASE (DECREASE) IN NET ASSETS	1,354,841	(530,440)	4,190,636	(4,906,909)	(2,901,352)	(6,709,735)
NET ASSETS
Beginning of Year	3,155,483	3,685,923	49,777,023	54,683,932	21,584,184	28,293,919
End of Year	$4,510,324	$3,155,483	$53,967,659	$49,777,023	$18,682,832	$21,584,184

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	Dividend Growth		Equity Index		Focused Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	2,654,895	2,168,135	24,755,084	17,582,638	2,215,248	2,615,177
Change in net unrealized appreciation (depreciation) on investments	4,244,547	(960,135)	42,981,671	(11,357,992)	(1,799,958)	17,957
Net Increase (Decrease) in Net Assets Resulting from Operations	6,899,442	1,208,000	67,736,755	6,224,646	415,290	2,633,134
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,455,092	3,263,805	21,955,575	22,738,178	1,383,713	1,324,584
Transfers between variable and fixed accounts, net	4,692,240	3,791,523	(7,814,202)	22,271,751	(2,713,256)	2,360,395
Policy maintenance charges	(2,814,196)	(2,544,426)	(24,630,456)	(23,002,025)	(1,275,468)	(1,288,552)
Policy benefits and terminations	(2,431,419)	(2,438,223)	(18,596,532)	(20,804,611)	(1,010,450)	(1,387,881)
Policy loans and loan repayments	(243,680)	(49,796)	(1,167,391)	(385,989)	(112,130)	(180,423)
Other	16,281	11,046	168,931	131,680	8,998	4,005
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,674,318	2,033,929	(30,084,075)	948,984	(3,718,593)	832,128
NET INCREASE (DECREASE) IN NET ASSETS	9,573,760	3,241,929	37,652,680	7,173,630	(3,303,303)	3,465,262
NET ASSETS
Beginning of Year	59,877,324	56,635,395	598,605,189	591,431,559	29,856,619	26,391,357
End of Year	$69,451,084	$59,877,324	$636,257,869	$598,605,189	$26,553,316	$29,856,619

	Growth		Large-Cap Growth		Large-Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	682,299	(3,650,414)	2,864,042	2,559,558	5,686,567	4,537,866
Change in net unrealized appreciation (depreciation) on investments	3,196,129	17,483,698	(2,579,893)	308,731	7,816,651	(8,007,728)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,878,428	13,833,284	284,149	2,868,289	13,503,218	(3,469,862)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,627,685	8,182,679	2,779,711	2,705,488	4,682,451	5,336,897
Transfers between variable and fixed accounts, net	(2,936,363)	(5,070,854)	(2,142,087)	2,968,662	(3,951,493)	(6,194,441)
Policy maintenance charges	(9,242,765)	(9,338,929)	(2,152,158)	(2,169,963)	(4,454,875)	(4,471,685)
Policy benefits and terminations	(9,793,666)	(10,267,543)	(2,613,827)	(2,779,421)	(3,702,137)	(4,524,655)
Policy loans and loan repayments	163,997	318,127	(273,954)	(277,416)	(733,401)	(393,164)
Other	31,557	5,602	(22,804)	(1,141)	17,276	12,110
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(14,149,555)	(16,170,918)	(4,425,119)	446,209	(8,142,179)	(10,234,938)
NET INCREASE (DECREASE) IN NET ASSETS	(10,271,127)	(2,337,634)	(4,140,970)	3,314,498	5,361,039	(13,704,800)
NET ASSETS
Beginning of Year	190,832,118	193,169,752	49,506,994	46,192,496	109,614,833	123,319,633
End of Year	$180,560,991	$190,832,118	$45,366,024	$49,506,994	$114,975,872	$109,614,833

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	Long/Short Large-Cap		Main Street Core		Mid-Cap Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	548,064	1,474,734	11,671,539	6,165,917	3,631,471	858,206
Change in net unrealized appreciation (depreciation) on investments	486,890	(1,819,853)	8,164,127	(104,379)	13,456,848	856,478
Net Increase (Decrease) in Net Assets Resulting from Operations	1,034,954	(345,119)	19,835,666	6,061,538	17,088,319	1,714,684
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	681,730	591,632	7,517,730	8,218,586	3,788,935	3,946,893
Transfers between variable and fixed accounts, net	(593,852)	(336,987)	(3,882,782)	(3,530,811)	5,203,097	(3,646,903)
Policy maintenance charges	(534,352)	(585,700)	(9,639,538)	(9,642,910)	(4,082,447)	(4,068,445)
Policy benefits and terminations	(315,341)	(835,072)	(7,385,327)	(7,852,673)	(4,688,809)	(4,262,738)
Policy loans and loan repayments	(81,958)	(109,877)	357,692	689,085	(239,581)	(239,115)
Other	4,407	3,839	22,330	13,616	18,375	10,312
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(839,366)	(1,272,165)	(13,009,895)	(12,105,107)	(430)	(8,259,996)
NET INCREASE (DECREASE) IN NET ASSETS	195,588	(1,617,284)	6,825,771	(6,043,569)	17,087,889	(6,545,312)
NET ASSETS
Beginning of Year	12,022,539	13,639,823	181,851,819	187,895,388	95,365,248	101,910,560
End of Year	$12,218,127	$12,022,539	$188,677,590	$181,851,819	$112,453,137	$95,365,248

	Mid-Cap Growth		Mid-Cap Value		Small-Cap Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	(374,974)	1,142,230	188,039	697,897	1,089,278	741,489
Change in net unrealized appreciation (depreciation) on investments	2,928,893	(3,696,820)	1,289,302	(665,517)	5,013,712	(2,203,887)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,553,919	(2,554,590)	1,477,341	32,380	6,102,990	(1,462,398)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,978,056	3,051,798	1,086,626	1,272,160	1,145,133	1,118,275
Transfers between variable and fixed accounts, net	(2,601,489)	(2,436,169)	161,593	(3,163,662)	9,249,556	50,657
Policy maintenance charges	(2,119,650)	(2,238,157)	(674,192)	(679,458)	(1,085,562)	(935,904)
Policy benefits and terminations	(1,965,167)	(1,552,013)	(462,612)	(556,555)	(496,767)	(583,417)
Policy loans and loan repayments	(482,494)	(194,954)	(72,476)	(106,828)	(48,258)	20,821
Other	11,085	8,784	3,910	860	9,959	4,372
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,179,659)	(3,360,711)	42,849	(3,233,483)	8,774,061	(325,196)
NET INCREASE (DECREASE) IN NET ASSETS	(1,625,740)	(5,915,301)	1,520,190	(3,201,103)	14,877,051	(1,787,594)
NET ASSETS
Beginning of Year	43,457,009	49,372,310	9,539,356	12,740,459	17,058,970	18,846,564
End of Year	$41,831,269	$43,457,009	$11,059,546	$9,539,356	$31,936,021	$17,058,970

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	Small-Cap Index		Small-Cap Value		Value Advantage
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	5,348,663	4,616,732	2,397,285	1,961,615	80,153	235,151
Change in net unrealized appreciation (depreciation) on investments	33,940,808	(14,827,373)	14,546,675	(4,751,234)	153,634	(414,266)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,289,471	(10,210,641)	16,943,960	(2,789,619)	233,787	(179,115)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,174,471	7,478,852	2,945,346	3,175,789	362,823	168,181
Transfers between variable and fixed accounts, net	8,293,870	(4,260,302)	(857,170)	(2,630,232)	(1,638,222)	(2,943,643)
Policy maintenance charges	(8,458,732)	(8,484,065)	(2,497,742)	(2,509,017)	(128,617)	(70,269)
Policy benefits and terminations	(8,519,327)	(8,027,044)	(2,292,777)	(2,504,487)	(13,230)	(2,149)
Policy loans and loan repayments	34,525	(198,181)	(219,251)	(424,990)	(15,846)	13,220
Other	47,557	35,273	15,984	21,733	509	26
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,427,636)	(13,455,467)	(2,905,610)	(4,871,204)	(1,432,583)	(2,834,634)
NET INCREASE (DECREASE) IN NET ASSETS	37,861,835	(23,666,108)	14,038,350	(7,660,823)	(1,198,796)	(3,013,749)
NET ASSETS
Beginning of Year	192,471,804	216,137,912	58,862,326	66,523,149	3,013,632	6,027,381
End of Year	$230,333,639	$192,471,804	$72,900,676	$58,862,326	$1,814,836	$3,013,632

	Emerging Markets		International Large-Cap		International Small-Cap
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	72,282	2,791,032	2,299,916	4,946,050	1,428,730	913,794
Change in net unrealized appreciation (depreciation) on investments	6,997,076	(21,022,205)	(1,245,027)	(6,091,637)	(467,235)	2,103
Net Increase (Decrease) in Net Assets Resulting from Operations	7,069,358	(18,231,173)	1,054,889	(1,145,587)	961,495	915,897
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,541,711	6,147,489	8,829,005	8,455,129	1,345,669	1,253,045
Transfers between variable and fixed accounts, net	10,487,308	(3,600,550)	17,526,514	2,387,275	2,404,830	7,879,478
Policy maintenance charges	(4,699,622)	(4,925,496)	(6,150,985)	(5,859,673)	(1,035,005)	(843,839)
Policy benefits and terminations	(3,260,824)	(3,848,920)	(3,507,989)	(3,986,779)	(695,450)	(775,655)
Policy loans and loan repayments	(278,133)	(315,804)	(2,529,539)	(204,978)	(147,490)	34,039
Other	36,226	48,071	73,429	50,928	8,307	5,821
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	7,826,666	(6,495,210)	14,240,435	841,902	1,880,861	7,552,889
NET INCREASE (DECREASE) IN NET ASSETS	14,896,024	(24,726,383)	15,295,324	(303,685)	2,842,356	8,468,786
NET ASSETS
Beginning of Year	103,402,996	128,129,379	136,347,095	136,650,780	22,853,766	14,384,980
End of Year	$118,299,020	$103,402,996	$151,642,419	$136,347,095	$25,696,122	$22,853,766

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	International Value		Health Sciences		Real Estate
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	(12,251,146)	(8,185,066)	7,647,382	7,556,276	3,427,607	16,146,169
Change in net unrealized appreciation (depreciation) on investments	15,979,062	4,776,445	(11,722,492)	(1,929,844)	2,425,357	(14,166,042)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,727,916	(3,408,621)	(4,075,110)	5,626,432	5,852,964	1,980,127
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	8,193,872	8,579,483	3,681,449	3,650,601	4,410,025	5,238,911
Transfers between variable and fixed accounts, net	(8,841,046)	2,083,334	(5,561,558)	1,608,290	(1,098,110)	(15,548,765)
Policy maintenance charges	(6,117,327)	(6,372,712)	(2,955,298)	(3,009,577)	(3,959,357)	(3,905,382)
Policy benefits and terminations	(6,021,334)	(5,798,761)	(3,210,900)	(2,213,811)	(3,317,996)	(3,781,322)
Policy loans and loan repayments	439,767	1,095,214	(35,202)	(363,458)	9,920	(345,110)
Other	60,304	59,059	27,756	17,105	25,277	17,498
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(12,285,764)	(354,383)	(8,053,753)	(310,850)	(3,930,241)	(18,324,170)
NET INCREASE (DECREASE) IN NET ASSETS	(8,557,848)	(3,763,004)	(12,128,863)	5,315,582	1,922,723	(16,344,043)
NET ASSETS
Beginning of Year	126,247,511	130,010,515	69,450,189	64,134,607	88,945,313	105,289,356
End of Year	$117,689,663	$126,247,511	$57,321,326	$69,450,189	$90,868,036	$88,945,313

	Technology		Currency Strategies		Diversified Alternatives (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	177,624	623,820	20,127	6,982	(55)
Change in net unrealized appreciation (depreciation) on investments	(1,357,237)	(1,212,446)	10,634	(1,374)	344
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,179,613)	(588,626)	30,761	5,608	289
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	999,504	985,082	66,183	20,705	561
Transfers between variable and fixed accounts, net	(1,002,520)	2,215,236	328,207	(6,355)	27,941
Policy maintenance charges	(771,351)	(816,829)	(44,444)	(16,625)	(1,635)
Policy benefits and terminations	(811,884)	(698,868)	(21,133)	(16,957)	—
Policy loans and loan repayments	81,950	(94,208)	(21,329)	8,862	—
Other	5,801	6,720	283	178	1
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,498,500)	1,597,133	307,767	(10,192)	26,868
NET INCREASE (DECREASE) IN NET ASSETS	(2,678,113)	1,008,507	338,528	(4,584)	27,157
NET ASSETS
Beginning of Year or Period	17,212,727	16,204,220	497,180	501,764	—
End of Year or Period	$14,534,614	$17,212,727	$835,708	$497,180	$27,157

(1) Operations commenced or resumed during 2016 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
					Pacific Dynamix -
	Equity Long/Short (1)		Global Absolute Return		Conservative Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	158,430	1,380	65,899	39,619	93,783	156,575
Change in net unrealized appreciation (depreciation) on investments	542,908	(29,642)	69,227	(4,480)	342,843	(222,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	701,338	(28,262)	135,126	35,139	436,626	(65,597)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	290,948	7,948	158,488	97,011	706,231	509,670
Transfers between variable and fixed accounts, net	(247,068)	5,286,011	(151,504)	1,686,415	2,039,346	510,100
Policy maintenance charges	(127,053)	(4,627)	(136,625)	(92,237)	(464,169)	(370,627)
Policy benefits and terminations	(124,016)	—	(29,704)	(11,874)	(149,783)	(287,830)
Policy loans and loan repayments	(4,021)	6,475	5,212	3,680	(5,268)	126,706
Other	13,024	(40)	465	416	2,309	3,054
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(198,186)	5,295,767	(153,668)	1,683,411	2,128,666	491,073
NET INCREASE (DECREASE) IN NET ASSETS	503,152	5,267,505	(18,542)	1,718,550	2,565,292	425,476
NET ASSETS
Beginning of Year or Period	5,267,505	—	3,144,057	1,425,507	5,272,397	4,846,921
End of Year or Period	$5,770,657	$5,267,505	$3,125,515	$3,144,057	$7,837,689	$5,272,397

	Pacific Dynamix -		Pacific Dynamix -		Portfolio Optimization
	Moderate Growth		Growth		Conservative
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	513,246	307,120	342,220	524,872	160,573	574,479
Change in net unrealized appreciation (depreciation) on investments	1,684,300	(783,049)	2,845,829	(1,214,131)	864,885	(541,919)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,197,546	(475,929)	3,188,049	(689,259)	1,025,458	32,560
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,988,923	3,130,084	5,235,500	3,286,150	1,196,057	1,300,519
Transfers between variable and fixed accounts, net	4,673,907	2,080,868	4,547,296	4,197,775	2,110,590	(642,753)
Policy maintenance charges	(2,427,531)	(2,022,568)	(2,159,442)	(1,640,943)	(1,474,082)	(1,449,935)
Policy benefits and terminations	(745,950)	(261,739)	(405,414)	(570,332)	(1,800,745)	(1,769,564)
Policy loans and loan repayments	(134,622)	(39,374)	(147,240)	(674,419)	883,450	(194,887)
Other	7,262	2,473	10,111	4,440	18,533	13,669
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,361,989	2,889,744	7,080,811	4,602,671	933,803	(2,742,951)
NET INCREASE (DECREASE) IN NET ASSETS	7,559,535	2,413,815	10,268,860	3,913,412	1,959,261	(2,710,391)
NET ASSETS
Beginning of Year	24,254,637	21,840,822	27,674,934	23,761,522	16,446,863	19,157,254
End of Year	$31,814,172	$24,254,637	$37,943,794	$27,674,934	$18,406,124	$16,446,863

(1) Operations commenced or resumed during 2015 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate-Conservative		Moderate		Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	1,289,145	786,049	4,263,989	6,104,984	6,713,308	5,264,940
Change in net unrealized appreciation (depreciation) on investments	1,810,676	(945,845)	13,052,233	(6,916,052)	18,274,421	(6,013,790)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,099,821	(159,796)	17,316,222	(811,068)	24,987,729	(748,850)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,581,272	3,281,294	15,545,476	16,820,792	21,880,480	24,080,809
Transfers between variable and fixed accounts, net	(1,026,274)	1,207,431	6,859,819	(4,011,730)	(10,667,546)	(768,947)
Policy maintenance charges	(2,607,556)	(2,834,998)	(14,266,556)	(14,466,549)	(16,508,523)	(17,007,263)
Policy benefits and terminations	(2,851,506)	(1,957,813)	(11,145,378)	(14,044,348)	(12,092,276)	(12,267,576)
Policy loans and loan repayments	247,413	(188,108)	(872,746)	(1,876,947)	(1,752,523)	(2,560,186)
Other	21,548	16,314	104,924	94,300	232,600	193,618
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,635,103)	(475,880)	(3,774,461)	(17,484,482)	(18,907,788)	(8,329,545)
NET INCREASE (DECREASE) IN NET ASSETS	(535,282)	(635,676)	13,541,761	(18,295,550)	6,079,941	(9,078,395)
NET ASSETS
Beginning of Year	48,238,560	48,874,236	216,719,712	235,015,262	301,429,810	310,508,205
End of Year	$47,703,278	$48,238,560	$230,261,473	$216,719,712	$307,509,751	$301,429,810

	Portfolio Optimization			Invesco V.I.
	Aggressive-Growth		PSF DFA Balanced Allocation (1)	International Growth Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$262,081	$222,256
Realized gain (loss) on investments	3,204,393	2,989,454	130	(72,013)	99,214
Change in net unrealized appreciation (depreciation) on investments	8,695,391	(4,266,279)	5,940	(437,475)	(1,158,537)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,899,784	(1,276,825)	6,070	(247,407)	(837,067)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	11,843,996	13,051,746	21,265	1,587,551	1,156,991
Transfers between variable and fixed accounts, net	(2,924,402)	(1,956,568)	272,210	5,366,894	9,473,916
Policy maintenance charges	(6,934,176)	(7,013,456)	(8,005)	(1,016,995)	(767,934)
Policy benefits and terminations	(5,150,193)	(5,096,083)	—	(264,230)	(222,937)
Policy loans and loan repayments	(107,834)	315,033	—	5,031	(216,479)
Other	80,717	65,799	204	7,027	4,024
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,191,892)	(633,529)	285,674	5,685,278	9,427,581
NET INCREASE (DECREASE) IN NET ASSETS	8,707,892	(1,910,354)	291,744	5,437,871	8,590,514
NET ASSETS
Beginning of Year or Period	127,721,290	129,631,644	—	17,692,341	9,101,827
End of Year or Period	$136,429,182	$127,721,290	$291,744	$23,130,212	$17,692,341

(1) Operations commenced or resumed during 2016 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	American Century		American Funds IS Asset		American Funds IS
	VP Mid Cap Value Class II		Allocation Fund Class 4 (1)		Growth Fund Class 4 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$288,937	$152,391	$534,401	$412,618	$343,694	$405,187
Realized gain (loss) on investments	906,467	790,354	780,986	3,834	5,025,569	342
Change in net unrealized appreciation (depreciation) on investments	2,476,851	(1,124,859)	1,746,923	(846,578)	(78,505)	(775,266)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,672,255	(182,114)	3,062,310	(430,126)	5,290,758	(369,737)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	880,423	598,816	4,094,244	592,107	3,887,309	702,693
Transfers between variable and fixed accounts, net	16,775,335	510,607	8,056,981	28,877,287	(273,977)	60,031,318
Policy maintenance charges	(653,628)	(386,225)	(2,386,312)	(321,854)	(3,049,618)	(523,387)
Policy benefits and terminations	(456,233)	(319,288)	(725,059)	(57,627)	(2,894,126)	(439,731)
Policy loans and loan repayments	(16,381)	(62,895)	(738,614)	(46,941)	(89,551)	(28,738)
Other	6,166	4,273	9,132	(1,068)	24,569	6,016
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	16,535,682	345,288	8,310,372	29,041,904	(2,395,394)	59,748,171
NET INCREASE (DECREASE) IN NET ASSETS	20,207,937	163,174	11,372,682	28,611,778	2,895,364	59,378,434
NET ASSETS
Beginning of Year or Period	10,183,156	10,019,982	28,611,778	—	59,378,434	—
End of Year or Period	$30,391,093	$10,183,156	$39,984,460	$28,611,778	$62,273,798	$59,378,434

	American Funds IS		BlackRock		BlackRock Global Allocation
	Growth-Income Fund Class 4 (1)		Basic Value V.I. Class III		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$865,701	$817,165	$386,442	$281,568	$697,220	$623,436
Realized gain (loss) on investments	6,938,369	(9,603)	(236,729)	3,828,673	(422,741)	3,830,564
Change in net unrealized appreciation (depreciation) on investments	(658,973)	(1,980,140)	3,877,515	(5,497,836)	1,848,271	(5,049,578)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,145,097	(1,172,578)	4,027,228	(1,387,595)	2,122,750	(595,578)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,604,491	952,080	1,261,360	1,005,415	4,866,961	4,193,543
Transfers between variable and fixed accounts, net	642,493	66,040,055	5,713,444	854,761	(2,267,809)	(576,566)
Policy maintenance charges	(3,876,056)	(634,201)	(1,027,358)	(891,447)	(3,483,037)	(3,323,503)
Policy benefits and terminations	(2,046,184)	(324,058)	(302,258)	(1,595,371)	(1,708,084)	(1,914,486)
Policy loans and loan repayments	(308,197)	(8,984)	(73,845)	90,371	(144,442)	(36,943)
Other	14,877	4,570	10,165	6,286	31,189	26,628
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(968,576)	66,029,462	5,581,508	(529,985)	(2,705,222)	(1,631,327)
NET INCREASE (DECREASE) IN NET ASSETS	6,176,521	64,856,884	9,608,736	(1,917,580)	(582,472)	(2,226,905)
NET ASSETS
Beginning of Year or Period	64,856,884	—	20,738,473	22,656,053	57,488,722	59,715,627
End of Year or Period	$71,033,405	$64,856,884	$30,347,209	$20,738,473	$56,906,250	$57,488,722

(1) Operations commenced or resumed during 2015 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	BlackRock iShares		BlackRock iShares		BlackRock iShares
	Alternative Strategies V.I. Class I (1)		Dynamic Allocation V.I. Class I (1)		Dynamic Fixed Income V.I. Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$34,737	$10,509	$5,020	$1,442	$10,498	$1,246
Realized gain (loss) on investments	5,470	(516)	(1,023)	(238)	6,516	(187)
Change in net unrealized appreciation (depreciation) on investments	(22,097)	(13,573)	10,544	(4,481)	(17,478)	(1,999)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,110	(3,580)	14,541	(3,277)	(464)	(940)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	72,107	13,174	17,709	63	21,720	16
Transfers between variable and fixed accounts, net	893,586	347,887	141,632	82,914	579,489	58,067
Policy maintenance charges	(46,831)	(8,316)	(14,842)	(1,686)	(30,789)	(1,724)
Policy benefits and terminations	—	(3,940)	—	—	(71,865)	—
Policy loans and loan repayments	(9,549)	—	2,213	(1,839)	(14,629)	14,387
Other	586	60	21	(10)	186	12
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	909,899	348,865	146,733	79,442	484,112	70,758
NET INCREASE (DECREASE) IN NET ASSETS	928,009	345,285	161,274	76,165	483,648	69,818
NET ASSETS
Beginning of Year or Period	345,285	—	76,165	—	69,818	—
End of Year or Period	$1,273,294	$345,285	$237,439	$76,165	$553,466	$69,818

	BlackRock iShares Equity		Dreyfus		Fidelity VIP Contrafund
	Appreciation V.I. Class I (1)		Appreciation Service Shares		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,588	$2,545	$7,208	$6,076	$311,864	$447,540
Realized gain (loss) on investments	(4,704)	(191)	32,862	15,222	7,189,558	10,306,674
Change in net unrealized appreciation (depreciation) on investments	21,148	(8,676)	(1,484)	(33,428)	(3,697,132)	(10,479,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,032	(6,322)	38,586	(12,130)	3,804,290	275,007
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	32,289	7,430	27,273	19,825	2,813,553	3,025,989
Transfers between variable and fixed accounts, net	47,191	143,248	221,554	53,858	(2,972,166)	(3,110,947)
Policy maintenance charges	(15,903)	(2,949)	(24,332)	(22,437)	(2,450,969)	(2,608,515)
Policy benefits and terminations	—	—	—	(17,324)	(2,998,124)	(2,466,666)
Policy loans and loan repayments	(326)	—	(3,805)	1,150	(176,860)	(171,857)
Other	141	(28)	304	229	21,576	15,403
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	63,392	147,701	220,994	35,301	(5,762,990)	(5,316,593)
NET INCREASE (DECREASE) IN NET ASSETS	83,424	141,379	259,580	23,171	(1,958,700)	(5,041,586)
NET ASSETS
Beginning of Year or Period	141,379	—	333,384	310,213	53,698,385	58,739,971
End of Year or Period	$224,803	$141,379	$592,964	$333,384	$51,739,685	$53,698,385

(1) Operations commenced or resumed during 2015 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	Fidelity VIP Freedom		Fidelity VIP Freedom		Fidelity VIP Freedom
	2010 Service Class 2		2015 Service Class 2		2020 Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,351	$28,495	$30,268	$32,618	$100,937	$125,695
Realized gain (loss) on investments	47,701	21,533	71,787	112,620	338,835	420,388
Change in net unrealized appreciation (depreciation) on investments	(30,991)	(43,562)	18,170	(147,013)	(2,622)	(551,977)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,061	6,466	120,225	(1,775)	437,150	(5,894)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	71,532	99,727	117,081	194,004	549,016	672,637
Transfers between variable and fixed accounts, net	(896,149)	851,762	330,012	(232,435)	105,925	(504,780)
Policy maintenance charges	(59,968)	(64,285)	(129,927)	(129,945)	(490,084)	(488,888)
Policy benefits and terminations	(76,483)	(74,658)	(35,997)	(47,377)	(276,757)	(632,788)
Policy loans and loan repayments	(9,249)	(3,883)	5,816	21,754	(5,911)	(119,030)
Other	379	439	1,860	1,744	6,708	4,306
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(969,938)	809,102	288,845	(192,255)	(111,103)	(1,068,543)
NET INCREASE (DECREASE) IN NET ASSETS	(942,877)	815,568	409,070	(194,030)	326,047	(1,074,437)
NET ASSETS
Beginning of Year	1,760,903	945,335	1,986,342	2,180,372	7,614,678	8,689,115
End of Year	$818,026	$1,760,903	$2,395,412	$1,986,342	$7,940,725	$7,614,678

	Fidelity VIP Freedom		Fidelity VIP Freedom		Fidelity VIP Freedom
	2025 Service Class 2		2030 Service Class 2		2035 Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$117,923	$144,258	$119,926	$135,679	$48,550	$46,655
Realized gain (loss) on investments	457,920	472,890	549,530	291,917	95,508	27,046
Change in net unrealized appreciation (depreciation) on investments	(51,665)	(722,664)	(79,573)	(485,487)	135,993	(110,949)
Net Increase (Decrease) in Net Assets Resulting from Operations	524,178	(105,516)	589,883	(57,891)	280,051	(37,248)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	559,974	831,423	919,850	813,651	750,276	637,134
Transfers between variable and fixed accounts, net	246,950	1,265,963	655,125	291,508	511,216	406,821
Policy maintenance charges	(499,845)	(456,262)	(549,638)	(513,440)	(326,232)	(243,254)
Policy benefits and terminations	(210,530)	(425,393)	(430,898)	(307,409)	(39,799)	(50,038)
Policy loans and loan repayments	(77,276)	(266,087)	(67,516)	(131,182)	(26,229)	(68,679)
Other	2,728	(5,812)	2,681	407	(782)	565
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	22,001	943,832	529,604	153,535	868,450	682,549
NET INCREASE (DECREASE) IN NET ASSETS	546,179	838,316	1,119,487	95,644	1,148,501	645,301
NET ASSETS
Beginning of Year	8,725,897	7,887,581	8,957,895	8,862,251	3,262,497	2,617,196
End of Year	$9,272,076	$8,725,897	$10,077,382	$8,957,895	$4,410,998	$3,262,497

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	Fidelity VIP Freedom		Fidelity VIP Freedom		Fidelity VIP Government
	2045 Service Class 2		Income Service Class 2		Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$39,844	$39,613	$19,532	$25,894	$185,586	$17,845
Realized gain (loss) on investments	88,773	34,367	16,853	12,249	—	—
Change in net unrealized appreciation (depreciation) on investments	84,598	(115,472)	27,544	(49,762)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	213,215	(41,492)	63,929	(11,619)	185,586	17,845
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	707,945	527,985	60,564	74,727	114,988,592	137,782,759
Transfers between variable and fixed accounts, net	644,442	1,035,917	(42,954)	303,911	(133,275,217)	(50,033,435)
Policy maintenance charges	(406,904)	(291,016)	(79,594)	(85,214)	(18,594,325)	(19,022,610)
Policy benefits and terminations	(39,619)	(14,427)	(58,105)	(83,349)	(22,275,753)	(18,813,119)
Policy loans and loan repayments	(35,065)	(24,610)	979	(27,908)	(1,353,388)	(1,080,530)
Other	426	(24)	424	135	202,251	169,935
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	871,225	1,233,825	(118,686)	182,302	(60,307,840)	49,003,000
NET INCREASE (DECREASE) IN NET ASSETS	1,084,440	1,192,333	(54,757)	170,683	(60,122,254)	49,020,845
NET ASSETS
Beginning of Year	2,543,281	1,350,948	1,633,396	1,462,713	219,247,668	170,226,823
End of Year	$3,627,721	$2,543,281	$1,578,639	$1,633,396	$159,125,414	$219,247,668

	Fidelity VIP		Fidelity VIP		Fidelity VIP Value
	Growth Service Class 2		Mid Cap Service Class 2		Strategies Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$2,277	$107,449	$95,499	$49,997	$56,221
Realized gain (loss) on investments	686,761	1,369,258	3,573,214	6,535,696	287,072	353,365
Change in net unrealized appreciation (depreciation) on investments	(696,493)	(884,790)	301,662	(7,164,762)	140,199	(641,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,732)	486,745	3,982,325	(533,567)	477,268	(231,649)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	356,792	349,009	1,763,684	1,776,189	471,492	547,981
Transfers between variable and fixed accounts, net	(376,219)	(1,050,115)	(3,448,426)	(1,788,847)	(384,064)	(67,535)
Policy maintenance charges	(282,136)	(295,231)	(1,345,112)	(1,376,701)	(286,892)	(303,941)
Policy benefits and terminations	(219,319)	(715,459)	(1,967,711)	(1,332,238)	(340,776)	(132,993)
Policy loans and loan repayments	(89,212)	(24,792)	85,932	73,927	1,722	29,701
Other	3,134	4,981	26,989	24,670	1,506	2,670
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(606,960)	(1,731,607)	(4,884,644)	(2,623,000)	(537,012)	75,883
NET INCREASE (DECREASE) IN NET ASSETS	(616,692)	(1,244,862)	(902,319)	(3,156,567)	(59,744)	(155,766)
NET ASSETS
Beginning of Year	7,375,033	8,619,895	35,755,277	38,911,844	5,891,516	6,047,282
End of Year	$6,758,341	$7,375,033	$34,852,958	$35,755,277	$5,831,772	$5,891,516

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	Templeton		Templeton Global		Janus Aspen Series
	Foreign VIP Class 2		Bond VIP Class 2		Enterprise Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$333,202	$508,789	$—	$3,032,254	$3,153	$51,581
Realized gain (loss) on investments	(473,640)	84,517	(1,827,571)	(350,472)	825,702	1,597,150
Change in net unrealized appreciation (depreciation) on investments	1,429,548	(1,676,012)	2,714,007	(4,369,359)	437,153	(1,441,864)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,289,110	(1,082,706)	886,436	(1,687,577)	1,266,008	206,867
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,327,415	1,373,902	2,273,707	2,461,405	729,252	572,189
Transfers between variable and fixed accounts, net	1,898,324	2,269,878	(7,641,514)	(2,608,177)	1,704,236	4,385,236
Policy maintenance charges	(1,044,627)	(942,275)	(1,685,313)	(1,747,168)	(485,950)	(367,780)
Policy benefits and terminations	(348,328)	(269,303)	(779,207)	(1,134,176)	(336,659)	(618,856)
Policy loans and loan repayments	(108,568)	(392,646)	(24,828)	(83,534)	(20,183)	(120,542)
Other	856	9,524	28,518	27,265	4,012	5,008
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,725,072	2,049,080	(7,828,637)	(3,084,385)	1,594,708	3,855,255
NET INCREASE (DECREASE) IN NET ASSETS	3,014,182	966,374	(6,942,201)	(4,771,962)	2,860,716	4,062,122
NET ASSETS
Beginning of Year	16,238,048	15,271,674	37,166,857	41,938,819	10,633,510	6,571,388
End of Year	$19,252,230	$16,238,048	$30,224,656	$37,166,857	$13,494,226	$10,633,510

	Janus Aspen Series		Lazard Retirement Global		Lazard Retirement
	Overseas Service Shares		Dynamic Multi Asset Service Class		U.S. Strategic Equity Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$579,513	$83,762	$2,626	$—	$1,316	$6,078
Realized gain (loss) on investments	(438,771)	(175,674)	(6,248)	9,116	(47,072)	(45,910)
Change in net unrealized appreciation (depreciation) on investments	(1,081,501)	(1,299,575)	32,300	(17,222)	152,825	(35,508)
Net Increase (Decrease) in Net Assets Resulting from Operations	(940,759)	(1,391,487)	28,678	(8,106)	107,069	(75,340)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,158,390	1,167,754	95,583	61,239	94,511	137,642
Transfers between variable and fixed accounts, net	(851,415)	(953,676)	135,576	507,029	(612)	(1,409,075)
Policy maintenance charges	(604,295)	(732,527)	(51,896)	(26,870)	(92,719)	(122,532)
Policy benefits and terminations	(653,850)	(1,179,380)	(23,022)	(65,214)	(138,747)	(266,286)
Policy loans and loan repayments	(52,550)	(879)	(700)	(1,861)	(33,811)	(502)
Other	6,957	10,060	132	248	543	883
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(996,763)	(1,688,648)	155,673	474,571	(170,835)	(1,659,870)
NET INCREASE (DECREASE) IN NET ASSETS	(1,937,522)	(3,080,135)	184,351	466,465	(63,766)	(1,735,210)
NET ASSETS
Beginning of Year	14,151,915	17,232,050	865,754	399,289	1,341,781	3,076,991
End of Year	$12,214,393	$14,151,915	$1,050,105	$865,754	$1,278,015	$1,341,781

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	ClearBridge Variable		ClearBridge Variable		Western Asset Variable
	Aggressive Growth - Class II		Mid Cap - Class II		Global High Yield Bond - Class II (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$79,660	$16,177	$49,856	$15,753	$22,325	$6,679
Realized gain (loss) on investments	922,098	2,940,059	112,357	3,398,846	2,865	(570)
Change in net unrealized appreciation (depreciation) on investments	(834,367)	(3,452,679)	1,037,553	(3,087,229)	10,956	(12,438)
Net Increase (Decrease) in Net Assets Resulting from Operations	167,391	(496,443)	1,199,766	327,370	36,146	(6,329)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,724,419	2,507,231	1,061,186	1,016,332	17,261	3,389
Transfers between variable and fixed accounts, net	(522,083)	4,009,404	897,805	(12,076,233)	257,647	131,548
Policy maintenance charges	(1,476,467)	(1,367,458)	(555,539)	(748,629)	(17,044)	(3,865)
Policy benefits and terminations	(1,150,736)	(358,187)	(406,631)	(544,412)	(7,935)	—
Policy loans and loan repayments	(146,932)	(28,694)	(5,047)	262,423	(8,964)	(3,910)
Other	10,912	4,930	3,490	5,195	84	12
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(560,887)	4,767,226	995,264	(12,085,324)	241,049	127,174
NET INCREASE (DECREASE) IN NET ASSETS	(393,496)	4,270,783	2,195,030	(11,757,954)	277,195	120,845
NET ASSETS
Beginning of Year or Period	20,032,711	15,761,928	11,648,441	23,406,395	120,845	—
End of Year or Period	$19,639,215	$20,032,711	$13,843,471	$11,648,441	$398,040	$120,845

	Lord Abbett		Lord Abbett		Lord Abbett
	Bond Debenture Class VC		Developing Growth Class VC		Fundamental Equity Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$238,784	$75,595	$—	$—	$66,965	$65,435
Realized gain (loss) on investments	(23,078)	(41,390)	(300,815)	150,594	(137,170)	324,113
Change in net unrealized appreciation (depreciation) on investments	117,130	(89,338)	503,530	(824,563)	893,780	(591,549)
Net Increase (Decrease) in Net Assets Resulting from Operations	332,836	(55,133)	202,715	(673,969)	823,575	(202,001)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	521,125	205,806	584,314	554,446	345,215	419,065
Transfers between variable and fixed accounts, net	2,951,384	1,232,634	3,075,463	2,002,570	(177,604)	(1,824,424)
Policy maintenance charges	(254,160)	(126,050)	(343,941)	(281,152)	(341,049)	(337,623)
Policy benefits and terminations	(62,785)	(154,364)	(470,545)	(287,516)	(63,395)	(261,037)
Policy loans and loan repayments	(68,473)	(3,084)	101,765	(34,212)	(4,190)	133,578
Other	837	450	4,616	2,157	127	669
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,087,928	1,155,392	2,951,672	1,956,293	(240,896)	(1,869,772)
NET INCREASE (DECREASE) IN NET ASSETS	3,420,764	1,100,259	3,154,387	1,282,324	582,679	(2,071,773)
NET ASSETS
Beginning of Year	1,835,133	734,874	6,124,411	4,842,087	5,434,456	7,506,229
End of Year	$5,255,897	$1,835,133	$9,278,798	$6,124,411	$6,017,135	$5,434,456

(1) Operations commenced or resumed during 2015 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	Lord Abbett
	Total Return Class VC		I		II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,069,319	$970,932	$759,208	$990,516	$—	$12,220
Realized gain (loss) on investments	121,362	118,373	968,902	2,124,748	4,253,914	12,043,523
Change in net unrealized appreciation (depreciation) on investments	324,940	(1,451,050)	(1,648,391)	(5,071,568)	(5,242,551)	(8,649,585)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,515,621	(361,745)	79,719	(1,956,304)	(988,637)	3,406,158
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,071,978	4,637,926	1,996,030	2,915,430	1,813,868	2,093,008
Transfers between variable and fixed accounts, net	2,785,444	10,867,837	9,231,893	(1,249,558)	(3,182,415)	(5,169,991)
Policy maintenance charges	(2,875,105)	(2,255,521)	(1,918,853)	(1,966,491)	(1,534,270)	(1,548,652)
Policy benefits and terminations	(633,769)	(541,015)	(1,586,856)	(1,805,088)	(1,258,785)	(1,363,408)
Policy loans and loan repayments	(101,668)	(56,678)	69,831	(184,130)	62,181	40,258
Other	11,401	6,009	6,233	15,457	8,068	11,253
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,258,281	12,658,558	7,798,278	(2,274,380)	(4,091,353)	(5,937,532)
NET INCREASE (DECREASE) IN NET ASSETS	5,773,902	12,296,813	7,877,997	(4,230,684)	(5,079,990)	(2,531,374)
NET ASSETS
Beginning of Year	35,044,072	22,747,259	55,894,724	60,125,408	43,292,742	45,824,116
End of Year	$40,817,974	$35,044,072	$63,772,721	$55,894,724	$38,212,752	$43,292,742

					MFS New Discovery
	III		V		Series - Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$508,321	$374,475	$—	$—
Realized gain (loss) on investments	4,400,514	7,661,949	1,071,504	3,355,759	(82,954)	(924,894)
Change in net unrealized appreciation (depreciation) on investments	5,729,768	(11,027,108)	998,974	(4,009,947)	1,083,609	549,689
Net Increase (Decrease) in Net Assets Resulting from Operations	10,130,282	(3,365,159)	2,578,799	(279,713)	1,000,655	(375,205)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,138,053	2,108,775	1,438,851	1,368,016	1,263,379	1,099,866
Transfers between variable and fixed accounts, net	78,089	224,628	(820,208)	1,813,420	915,655	(522,524)
Policy maintenance charges	(1,866,706)	(1,751,305)	(1,076,399)	(1,043,020)	(693,782)	(675,303)
Policy benefits and terminations	(938,522)	(1,237,512)	(882,366)	(696,727)	(60,314)	(550,541)
Policy loans and loan repayments	77,857	(53,238)	64,517	27,674	(12,676)	52,756
Other	14,646	17,037	11,419	10,608	3,849	3,657
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(496,583)	(691,615)	(1,264,186)	1,479,971	1,416,111	(592,089)
NET INCREASE (DECREASE) IN NET ASSETS	9,633,699	(4,056,774)	1,314,613	1,200,258	2,416,766	(967,294)
NET ASSETS
Beginning of Year	48,607,078	52,663,852	26,995,414	25,795,156	11,029,691	11,996,985
End of Year	$58,240,777	$48,607,078	$28,310,027	$26,995,414	$13,446,457	$11,029,691

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	MFS Utilities Series -		MFS Value		Neuberger Berman
	Service Class		Series - Service Class (1)		Socially Responsive I Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$441,175	$538,119	$99,460	$1,550	$2,379	$1,694
Realized gain (loss) on investments	(552,129)	2,391,076	515,225	11,390	11,293	38,298
Change in net unrealized appreciation (depreciation) on investments	1,609,272	(4,904,619)	270,034	(7,026)	15,637	(35,805)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,498,318	(1,975,424)	884,719	5,914	29,309	4,187
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	791,135	791,318	369,368	28,561	21,764	19,414
Transfers between variable and fixed accounts, net	(1,480,322)	(2,489,394)	9,090,649	481,012	(14,594)	53,966
Policy maintenance charges	(619,268)	(630,708)	(237,672)	(14,574)	(15,412)	(13,204)
Policy benefits and terminations	(526,256)	(426,243)	(47,478)	—	(446)	—
Policy loans and loan repayments	(58,268)	(118,440)	66,446	—	440	750
Other	8,560	2,170	1,446	(513)	19	59
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,884,419)	(2,871,297)	9,242,759	494,486	(8,229)	60,985
NET INCREASE (DECREASE) IN NET ASSETS	(386,101)	(4,846,721)	10,127,478	500,400	21,080	65,172
NET ASSETS
Beginning of Year or Period	11,526,503	16,373,224	500,400	—	293,678	228,506
End of Year or Period	$11,140,402	$11,526,503	$10,627,878	$500,400	$314,758	$293,678

	Oppenheimer Global Fund/VA		PIMCO Global Multi-Asset		Royce
	Service Shares		Managed Allocation - Advisor Class		Micro-Cap Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$50,457	$55,181	$138,750	$96,821	$10,352	$—
Realized gain (loss) on investments	(73,150)	348,614	(151,559)	(69,150)	(102,731)	110,284
Change in net unrealized appreciation (depreciation) on investments	(54,440)	(481,187)	250,979	(42,335)	412,648	(341,751)
Net Increase (Decrease) in Net Assets Resulting from Operations	(77,133)	(77,392)	238,170	(14,664)	320,269	(231,467)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	587,198	392,804	552,896	400,953	181,436	159,458
Transfers between variable and fixed accounts, net	(732,640)	4,245,681	(20,176)	2,856	58,270	129,724
Policy maintenance charges	(295,150)	(231,036)	(388,021)	(397,988)	(112,909)	(99,246)
Policy benefits and terminations	(458,856)	(166,876)	(178,075)	(177,484)	(51,990)	(30,809)
Policy loans and loan repayments	6,135	(41,886)	(30,571)	(7,213)	(2,432)	(10,938)
Other	4,584	2,333	2,366	1,472	698	(102)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(888,729)	4,201,020	(61,581)	(177,404)	73,073	148,087
NET INCREASE (DECREASE) IN NET ASSETS	(965,862)	4,123,628	176,589	(192,068)	393,342	(83,380)
NET ASSETS
Beginning of Year	7,351,953	3,228,325	5,590,106	5,782,174	1,764,256	1,847,636
End of Year	$6,386,091	$7,351,953	$5,766,695	$5,590,106	$2,157,598	$1,764,256

(1) Operations commenced or resumed during 2015 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
	State Street		T. Rowe Price		T. Rowe Price
	Total Return V.I.S. Class 3		Blue Chip Growth - II		Equity Income - II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$23,678	$38,193	$—	$—	$1,155,511	$847,925
Realized gain (loss) on investments	(33,299)	111,128	4,338,646	3,278,239	7,926,829	2,516,447
Change in net unrealized appreciation (depreciation) on investments	105,078	(181,489)	(3,744,519)	3,313,467	729,865	(7,175,330)
Net Increase (Decrease) in Net Assets Resulting from Operations	95,457	(32,168)	594,127	6,591,706	9,812,205	(3,810,958)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	118,438	125,457	5,682,278	4,645,243	4,440,217	4,208,765
Transfers between variable and fixed accounts, net	(981,877)	351,411	1,777,922	5,438,509	(1,741,476)	1,458,268
Policy maintenance charges	(121,293)	(138,257)	(3,598,347)	(3,180,936)	(2,687,692)	(2,478,465)
Policy benefits and terminations	(47,664)	(18,810)	(2,485,673)	(1,730,101)	(919,062)	(1,386,731)
Policy loans and loan repayments	18,061	(2,256)	(86,374)	(295,421)	3,833	(141,001)
Other	391	266	43,988	14,536	14,014	12,674
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,013,944)	317,811	1,333,794	4,891,830	(890,166)	1,673,510
NET INCREASE (DECREASE) IN NET ASSETS	(918,487)	285,643	1,927,921	11,483,536	8,922,039	(2,137,448)
NET ASSETS
Beginning of Year	2,406,443	2,120,800	73,056,638	61,573,102	51,571,240	53,708,688
End of Year	$1,487,956	$2,406,443	$74,984,559	$73,056,638	$60,493,279	$51,571,240

	VanEck VIP
	Global Hard Assets Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$130,403	$11,522
Realized gain (loss) on investments	(5,325,586)	(5,581,637)
Change in net unrealized appreciation (depreciation) on investments	17,374,268	(8,884,304)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,179,085	(14,454,419)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,139,777	2,452,897
Transfers between variable and fixed accounts, net	(238,860)	(174,020)
Policy maintenance charges	(1,599,904)	(1,675,689)
Policy benefits and terminations	(1,582,202)	(1,359,507)
Policy loans and loan repayments	(32,483)	(39,250)
Other	25,217	30,488
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,288,455)	(765,081)
NET INCREASE (DECREASE) IN NET ASSETS	10,890,630	(15,219,500)
NET ASSETS
Beginning of Year	26,566,678	41,786,178
End of Year	$37,457,308	$26,566,678

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Core Income
2016	$10.23	94,173	$962,966	0.00%	0.00%	5.24%
05/05/2015-12/31/2015	9.72	34,481	335,041	0.00%	0.00%	(2.68)%
Diversified Bond
2016	$15.72	3,809,611	$59,882,580	0.00%	0.00%	5.04%
2015	14.96	3,982,935	59,602,017	0.00%	0.00%	1.05%
2014	14.81	2,880,608	42,657,892	0.00%	0.00%	7.69%
2013	13.75	1,384,959	19,043,959	0.00%	0.00%	(1.15)%
2012	13.91	1,387,052	19,294,304	3.18%	0.00%	8.37%
Floating Rate Income
2016	$11.22	436,109	$4,893,812	0.00%	0.00%	8.38%
2015	10.35	291,820	3,021,433	0.00%	0.00%	0.86%
2014	10.27	236,154	2,424,132	0.00%	0.00%	0.41%
05/01/2013-12/31/2013	10.22	108,683	1,111,095	0.00%	0.00%	2.23%
Floating Rate Loan
2016	$11.73	1,371,318	$16,086,437	0.00%	0.00%	9.65%
2015	10.70	1,221,751	13,070,964	0.00%	0.00%	(1.01)%
2014	10.81	1,393,249	15,058,356	0.00%	0.00%	0.84%
2013	10.72	1,963,634	21,046,798	0.00%	0.00%	4.53%
2012	10.25	1,087,279	11,148,674	5.83%	0.00%	8.10%
High Yield Bond
2016	$70.26	1,228,601	$86,316,214	0.00%	0.00%	15.37%
2015	60.90	1,229,387	74,867,908	0.00%	0.00%	(4.64)%
2014	63.86	1,388,604	88,676,845	0.00%	0.00%	0.37%
2013	63.62	1,458,347	92,784,347	0.00%	0.00%	7.25%
2012	59.32	1,669,968	99,069,388	6.75%	0.00%	15.30%
Inflation Managed
2016	$58.75	1,359,183	$79,852,294	0.00%	0.00%	5.12%
2015	55.89	1,549,397	86,594,475	0.00%	0.00%	(3.06)%
2014	57.65	1,664,599	95,968,434	0.00%	0.00%	3.11%
2013	55.91	1,863,131	104,173,757	0.00%	0.00%	(8.92)%
2012	61.39	2,476,283	152,013,497	2.31%	0.00%	9.87%
Inflation Strategy
2016	$10.42	179,375	$1,868,431	0.00%	0.00%	1.86%
2015	10.23	172,565	1,764,671	0.00%	0.00%	(3.21)%
2014	10.57	128,533	1,357,952	0.00%	0.00%	2.33%
2013	10.32	135,740	1,401,445	0.00%	0.00%	(9.47)%
2012	11.40	113,063	1,289,369	0.44%	0.00%	5.51%
Managed Bond
2016	$66.61	3,769,236	$251,060,504	0.00%	0.00%	2.87%
2015	64.75	3,983,159	257,900,063	0.00%	0.00%	0.56%
2014	64.39	4,337,906	279,297,740	0.00%	0.00%	4.43%
2013	61.65	5,362,756	330,627,785	0.00%	0.00%	(2.21)%
2012	63.04	5,960,420	375,765,099	5.08%	0.00%	10.72%
Short Duration Bond
2016	$12.94	5,102,810	$66,014,329	0.00%	0.00%	1.69%
2015	12.72	5,175,943	65,848,006	0.00%	0.00%	0.31%
2014	12.68	5,302,346	67,244,702	0.00%	0.00%	0.67%
2013	12.60	4,795,771	60,416,251	0.00%	0.00%	0.40%
2012	12.55	4,052,416	50,850,100	0.79%	0.00%	3.19%
Emerging Markets Debt
2016	$11.13	405,209	$4,510,324	0.00%	0.00%	17.02%
2015	9.51	331,740	3,155,483	0.00%	0.00%	(4.42)%
2014	9.95	370,370	3,685,923	0.00%	0.00%	(3.83)%
2013	10.35	300,584	3,110,444	0.00%	0.00%	(6.44)%
05/02/2012-12/31/2012	11.06	103,918	1,149,310	8.50%	0.00%	10.60%

See Notes to Financial Statements	See explanation of references on page SA-43

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Comstock
2016	$22.14	2,437,685	$53,967,659	0.00%	0.00%	17.50%
2015	18.84	2,641,820	49,777,023	0.00%	0.00%	(6.05)%
2014	20.05	2,726,701	54,683,932	0.00%	0.00%	9.16%
2013	18.37	2,579,254	47,386,679	0.00%	0.00%	35.58%
2012	13.55	2,276,703	30,850,534	1.94%	0.00%	18.54%
Developing Growth
2016	$20.18	925,932	$18,682,832	0.00%	0.00%	(2.46)%
2015	20.69	1,043,414	21,584,184	0.00%	0.00%	(8.35)%
2014	22.57	1,253,537	28,293,919	0.00%	0.00%	0.37%
2013	22.49	1,753,971	39,442,991	0.00%	0.00%	33.87%
2012	16.80	1,759,712	29,560,556	0.08%	0.00%	12.87%
Dividend Growth
2016	$25.90	2,681,618	$69,451,084	0.00%	0.00%	11.46%
2015	23.24	2,576,943	59,877,324	0.00%	0.00%	2.09%
2014	22.76	2,488,413	56,635,395	0.00%	0.00%	12.10%
2013	20.30	2,609,334	52,975,184	0.00%	0.00%	30.11%
2012	15.60	2,633,172	41,086,893	1.84%	0.00%	14.55%
Equity Index
2016	$102.91	6,182,763	$636,257,869	0.00%	0.00%	11.61%
2015	92.20	6,492,170	598,605,189	0.00%	0.00%	1.14%
2014	91.16	6,487,525	591,431,559	0.00%	0.00%	13.38%
2013	80.40	6,499,445	522,578,741	0.00%	0.00%	31.92%
2012	60.95	6,940,882	423,040,083	2.39%	0.00%	15.77%
Focused Growth
2016	$25.06	1,059,599	$26,553,316	0.00%	0.00%	2.35%
2015	24.49	1,219,366	29,856,619	0.00%	0.00%	10.09%
2014	22.24	1,186,635	26,391,357	0.00%	0.00%	10.08%
2013	20.20	1,244,868	25,152,228	0.00%	0.00%	33.51%
2012	15.13	1,608,194	24,337,096	0.00%	0.00%	23.21%
Growth
2016	$80.81	2,234,417	$180,560,991	0.00%	0.00%	2.21%
2015	79.06	2,413,775	190,832,118	0.00%	0.00%	7.46%
2014	73.57	2,625,680	193,169,752	0.00%	0.00%	8.88%
2013	67.57	2,928,479	197,881,472	0.00%	0.00%	34.21%
2012	50.35	3,214,140	161,823,725	0.89%	0.00%	18.24%
Large-Cap Growth
2016	$13.73	3,304,117	$45,366,024	0.00%	0.00%	0.51%
2015	13.66	3,623,966	49,506,994	0.00%	0.00%	6.09%
2014	12.88	3,587,219	46,192,496	0.00%	0.00%	8.43%
2013	11.88	3,802,112	45,152,992	0.00%	0.00%	37.48%
2012	8.64	4,118,212	35,574,260	0.00%	0.00%	18.23%
Large-Cap Value
2016	$29.92	3,842,569	$114,975,872	0.00%	0.00%	12.87%
2015	26.51	4,134,769	109,614,833	0.00%	0.00%	(2.99)%
2014	27.33	4,512,853	123,319,633	0.00%	0.00%	11.50%
2013	24.51	4,753,645	116,501,550	0.00%	0.00%	32.26%
2012	18.53	4,954,900	91,817,015	1.99%	0.00%	16.40%
Long/Short Large-Cap
2016	$18.00	678,743	$12,218,127	0.00%	0.00%	9.18%
2015	16.49	729,210	12,022,539	0.00%	0.00%	(2.82)%
2014	16.97	803,940	13,639,823	0.00%	0.00%	15.52%
2013	14.69	693,301	10,182,015	0.00%	0.00%	35.13%
2012	10.87	499,829	5,432,352	0.83%	0.00%	18.09%
Main Street Core
2016	$100.72	1,873,203	$188,677,590	0.00%	0.00%	11.83%
2015	90.07	2,018,936	181,851,819	0.00%	0.00%	3.35%
2014	87.15	2,156,015	187,895,388	0.00%	0.00%	10.82%
2013	78.64	2,339,373	183,977,366	0.00%	0.00%	31.77%
2012	59.68	2,550,844	152,244,951	1.02%	0.00%	17.02%

See Notes to Financial Statements	See explanation of references on page SA-43

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Mid-Cap Equity
2016	$45.18	2,489,213	$112,453,137	0.00%	0.00%	18.42%
2015	38.15	2,499,895	95,365,248	0.00%	0.00%	1.57%
2014	37.56	2,713,308	101,910,560	0.00%	0.00%	4.23%
2013	36.04	3,018,583	108,778,534	0.00%	0.00%	36.21%
2012	26.46	3,376,840	89,338,004	0.67%	0.00%	7.35%
Mid-Cap Growth
2016	$16.52	2,532,603	$41,831,269	0.00%	0.00%	6.27%
2015	15.54	2,796,056	43,457,009	0.00%	0.00%	(5.73)%
2014	16.49	2,994,687	49,372,310	0.00%	0.00%	8.49%
2013	15.20	3,219,018	48,916,058	0.00%	0.00%	33.09%
2012	11.42	3,478,942	39,722,714	0.44%	0.00%	7.49%
Mid-Cap Value
2016	$31.24	353,984	$11,059,546	0.00%	0.00%	15.29%
2015	27.10	352,002	9,539,356	0.00%	0.00%	(0.37)%
2014	27.20	468,370	12,740,459	0.00%	0.00%	6.49%
2013	25.54	498,596	12,735,555	0.00%	0.00%	33.89%
2012	19.08	231,137	4,409,364	0.90%	0.00%	14.49%
Small-Cap Equity
2016	$31.14	1,025,626	$31,936,021	0.00%	0.00%	30.42%
2015	23.87	714,514	17,058,970	0.00%	0.00%	(7.88)%
2014	25.92	727,170	18,846,564	0.00%	0.00%	1.71%
2013	25.48	651,676	16,605,748	0.00%	0.00%	35.45%
2012	18.81	600,240	11,291,750	1.85%	0.00%	15.93%
Small-Cap Index
2016	$36.48	6,314,424	$230,333,639	0.00%	0.00%	20.66%
2015	30.23	6,366,800	192,471,804	0.00%	0.00%	(4.93)%
2014	31.80	6,797,480	216,137,912	0.00%	0.00%	4.39%
2013	30.46	7,403,781	225,520,484	0.00%	0.00%	38.28%
2012	22.03	7,695,813	169,527,754	1.06%	0.00%	16.13%
Small-Cap Value
2016	$50.01	1,457,669	$72,900,676	0.00%	0.00%	29.60%
2015	38.59	1,525,317	58,862,326	0.00%	0.00%	(4.34)%
2014	40.34	1,649,099	66,523,149	0.00%	0.00%	5.64%
2013	38.18	1,800,314	68,744,458	0.00%	0.00%	32.49%
2012	28.82	1,855,449	53,476,889	1.99%	0.00%	11.09%
Value Advantage
2016	$14.80	122,603	$1,814,836	0.00%	0.00%	16.49%
2015	12.71	237,150	3,013,632	0.00%	0.00%	(4.69)%
2014	13.33	452,061	6,027,381	0.00%	0.00%	14.14%
05/06/2013-12/31/2013	11.68	9,931	116,006	0.00%	0.00%	15.34%
Emerging Markets
2016	$37.98	3,114,990	$118,299,020	0.00%	0.00%	6.46%
2015	35.67	2,898,732	103,402,996	0.00%	0.00%	(14.04)%
2014	41.50	3,087,426	128,129,379	0.00%	0.00%	(4.99)%
2013	43.68	3,251,471	142,031,373	0.00%	0.00%	8.75%
2012	40.17	3,393,433	136,308,739	0.77%	0.00%	21.52%
International Large-Cap
2016	$15.02	10,092,996	$151,642,419	0.00%	0.00%	(0.08)%
2015	15.04	9,068,039	136,347,095	0.00%	0.00%	(0.44)%
2014	15.10	9,048,553	136,650,780	0.00%	0.00%	(5.02)%
2013	15.90	9,938,692	158,030,997	0.00%	0.00%	18.42%
2012	13.43	10,661,235	143,146,703	1.53%	0.00%	22.53%
International Small-Cap
2016	$13.21	1,945,640	$25,696,122	0.00%	0.00%	3.42%
2015	12.77	1,789,652	22,853,766	0.00%	0.00%	6.43%
2014	12.00	1,198,862	14,384,980	0.00%	0.00%	(2.42)%
2013	12.30	994,721	12,231,111	0.00%	0.00%	28.09%
2012	9.60	884,782	8,493,563	2.85%	0.00%	19.44%

See Notes to Financial Statements	See explanation of references on page SA-43

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
International Value
2016	$26.71	4,406,131	$117,689,663	0.00%	0.00%	2.98%
2015	25.94	4,867,175	126,247,511	0.00%	0.00%	(2.63)%
2014	26.64	4,880,181	130,010,515	0.00%	0.00%	(10.54)%
2013	29.78	5,000,840	148,927,917	0.00%	0.00%	21.68%
2012	24.47	5,086,165	124,479,601	3.58%	0.00%	17.82%
Health Sciences
2016	$48.65	1,178,226	$57,321,326	0.00%	0.00%	(5.97)%
2015	51.74	1,342,279	69,450,189	0.00%	0.00%	9.59%
2014	47.21	1,358,410	64,134,607	0.00%	0.00%	24.53%
2013	37.91	1,320,901	50,078,051	0.00%	0.00%	56.49%
2012	24.23	1,314,478	31,845,428	0.00%	0.00%	25.68%
Real Estate
2016	$67.44	1,347,361	$90,868,036	0.00%	0.00%	6.59%
2015	63.27	1,405,768	88,945,313	0.00%	0.00%	1.52%
2014	62.32	1,689,388	105,289,356	0.00%	0.00%	30.59%
2013	47.72	1,845,862	88,092,902	0.00%	0.00%	1.71%
2012	46.92	1,931,342	90,620,090	1.17%	0.00%	16.21%
Technology
2016	$8.98	1,617,797	$14,534,614	0.00%	0.00%	(6.61)%
2015	9.62	1,789,241	17,212,727	0.00%	0.00%	(3.04)%
2014	9.92	1,633,147	16,204,220	0.00%	0.00%	9.85%
2013	9.03	1,688,983	15,255,248	0.00%	0.00%	22.50%
2012	7.37	1,757,251	12,956,742	0.00%	0.00%	7.14%
Currency Strategies
2016	$11.05	75,605	$835,708	0.00%	0.00%	4.88%
2015	10.54	47,174	497,180	0.00%	0.00%	1.43%
2014	10.39	48,289	501,764	0.00%	0.00%	3.53%
05/07/2013-12/31/2013	10.04	11,086	111,267	0.00%	0.00%	(1.27)%
Diversified Alternatives (4)
08/11/2016 - 12/31/2016	$10.37	2,618	$27,157	0.00%	0.00%	0.14%
Equity Long/Short
2016	$12.91	446,854	$5,770,657	0.00%	0.00%	11.28%
05/14/2015-12/31/2015	11.60	453,903	5,267,505	0.00%	0.00%	13.56%
Global Absolute Return
2016	$10.97	284,979	$3,125,515	0.00%	0.00%	4.65%
2015	10.48	299,988	3,144,057	0.00%	0.00%	2.69%
2014	10.21	139,666	1,425,507	0.00%	0.00%	6.03%
05/16/2013 - 12/31/2013	9.63	102,063	982,475	0.00%	0.00%	(4.62)%
Pacific Dynamix - Conservative Growth
2016	$17.30	452,970	$7,837,689	0.00%	0.00%	6.84%
2015	16.20	325,544	5,272,397	0.00%	0.00%	(1.10)%
2014	16.38	295,990	4,846,921	0.00%	0.00%	5.50%
2013	15.52	198,457	3,080,311	0.00%	0.00%	9.39%
2012	14.19	184,070	2,611,762	1.54%	0.00%	9.42%
Pacific Dynamix - Moderate Growth
2016	$19.41	1,639,383	$31,814,172	0.00%	0.00%	8.45%
2015	17.89	1,355,447	24,254,637	0.00%	0.00%	(1.85)%
2014	18.23	1,197,960	21,840,822	0.00%	0.00%	5.53%
2013	17.28	805,602	13,917,208	0.00%	0.00%	14.95%
2012	15.03	493,678	7,419,437	1.77%	0.00%	11.74%
Pacific Dynamix - Growth
2016	$21.66	1,751,499	$37,943,794	0.00%	0.00%	10.17%
2015	19.66	1,407,429	27,674,934	0.00%	0.00%	(2.45)%
2014	20.16	1,178,850	23,761,522	0.00%	0.00%	5.43%
2013	19.12	930,513	17,789,907	0.00%	0.00%	20.98%
2012	15.80	657,942	10,396,989	1.54%	0.00%	13.76%
Portfolio Optimization Conservative
2016	$12.35	1,490,915	$18,406,124	0.00%	0.00%	5.83%
2015	11.67	1,409,870	16,446,863	0.00%	0.00%	(0.03)%
2014	11.67	1,641,675	19,157,254	0.00%	0.00%	3.39%
2013	11.29	2,306,800	26,035,729	0.00%	0.00%	3.04%
2012	10.95	2,661,202	29,150,617	2.88%	0.00%	10.11%

See Notes to Financial Statements	See explanation of references on page SA-43

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Portfolio Optimization Moderate-Conservative
2016	$12.93	3,690,176	$47,703,278	0.00%	0.00%	6.78%
2015	12.11	3,984,749	48,238,560	0.00%	0.00%	(0.41)%
2014	12.16	4,020,807	48,874,236	0.00%	0.00%	4.03%
2013	11.68	4,324,913	50,533,896	0.00%	0.00%	8.16%
2012	10.80	4,730,718	51,103,408	2.19%	0.00%	11.65%
Portfolio Optimization Moderate
2016	$13.48	17,075,664	$230,261,473	0.00%	0.00%	8.08%
2015	12.48	17,370,619	216,719,712	0.00%	0.00%	(0.36)%
2014	12.52	18,768,979	235,015,262	0.00%	0.00%	4.62%
2013	11.97	19,114,004	228,766,375	0.00%	0.00%	12.74%
2012	10.62	19,525,979	207,291,815	2.08%	0.00%	12.94%
Portfolio Optimization Growth
2016	$13.95	22,041,635	$307,509,751	0.00%	0.00%	8.81%
2015	12.82	23,509,394	301,429,810	0.00%	0.00%	(0.33)%
2014	12.86	24,137,404	310,508,205	0.00%	0.00%	5.08%
2013	12.24	24,897,615	304,790,198	0.00%	0.00%	17.46%
2012	10.42	25,004,442	260,595,899	1.73%	0.00%	14.02%
Portfolio Optimization Aggressive-Growth
2016	$14.07	9,696,591	$136,429,182	0.00%	0.00%	9.33%
2015	12.87	9,924,465	127,721,290	0.00%	0.00%	(0.91)%
2014	12.99	9,981,078	129,631,644	0.00%	0.00%	5.29%
2013	12.34	10,069,033	124,205,302	0.00%	0.00%	20.86%
2012	10.21	9,940,240	101,450,510	1.41%	0.00%	15.17%
PSF DFA Balanced Allocation (4)
06/22/2016 - 12/31/2016	$10.54	27,680	$291,744	0.00%	0.00%	4.99%
Invesco V.I. International Growth Series II
2016	$12.03	1,921,923	$23,130,212	1.28%	0.00%	(0.70)%
2015	12.12	1,459,843	17,692,341	1.45%	0.00%	(2.62)%
2014	12.44	731,376	9,101,827	1.55%	0.00%	0.09%
2013	12.43	430,205	5,348,998	1.08%	0.00%	18.72%
05/31/2012-12/31/2012	10.47	180,770	1,893,254	2.17%	0.00%	16.42%
American Century VP Mid Cap Value Class II
2016	$19.37	1,568,699	$30,391,093	1.72%	0.00%	22.72%
2015	15.79	645,029	10,183,156	1.50%	0.00%	(1.58)%
2014	16.04	624,670	10,019,982	1.04%	0.00%	16.24%
2013	13.80	535,505	7,389,791	1.10%	0.00%	29.90%
06/04/2012-12/31/2012	10.62	298,794	3,174,188	2.14%	0.00%	15.42%
American Funds IS Asset Allocation Fund Class 4
2016	$24.31	1,644,596	$39,984,460	1.57%	0.00%	9.16%
10/30/2015-12/31/2015	22.27	1,284,667	28,611,778	8.97%	0.00%	(1.53)%
American Funds IS Growth Fund Class 4
2016	$24.71	2,520,060	$62,273,798	0.58%	0.00%	9.22%
10/30/2015-12/31/2015	22.63	2,624,363	59,378,434	4.10%	0.00%	(0.61)%
American Funds IS Growth-Income Fund Class 4
2016	$22.43	3,166,860	$71,033,405	1.31%	0.00%	11.26%
10/30/2015-12/31/2015	20.16	3,216,948	64,856,884	7.56%	0.00%	(1.77)%
BlackRock Basic Value V.I. Class III
2016	$21.64	1,402,239	$30,347,209	1.64%	0.00%	17.72%
2015	18.38	1,128,066	20,738,473	1.25%	0.00%	(6.15)%
2014	19.59	1,156,612	22,656,053	1.26%	0.00%	9.63%
2013	17.87	1,031,554	18,432,016	1.23%	0.00%	37.65%
2012	12.98	946,820	12,290,939	1.50%	0.00%	13.81%
BlackRock Global Allocation V.I. Class III
2016	$20.11	2,830,002	$56,906,250	1.23%	0.00%	3.80%
2015	19.37	2,967,748	57,488,722	1.04%	0.00%	(1.00)%
2014	19.57	3,051,858	59,715,627	2.33%	0.00%	1.93%
2013	19.20	2,921,329	56,077,909	1.08%	0.00%	14.42%
2012	16.78	2,914,495	48,897,804	1.47%	0.00%	9.97%
BlackRock iShares Alternative Strategies V.I. Class I
2016	$10.07	126,498	$1,273,294	4.45%	0.00%	6.48%
06/18/2015-12/31/2015	9.45	36,525	345,285	9.50%	0.00%	(3.48)%

See Notes to Financial Statements	See explanation of references on page SA-43

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
BlackRock iShares Dynamic Allocation V.I. Class I
2016	$9.88	24,029	$237,439	2.93%	0.00%	6.49%
06/24/2015-12/31/2015	9.28	8,208	76,165	4.66%	0.00%	(6.31)%
BlackRock iShares Dynamic Fixed Income V.I. Class I
2016	$10.14	54,607	$553,466	2.58%	0.00%	3.50%
05/14/2015-12/31/2015	9.79	7,130	69,818	3.76%	0.00%	(1.69)%
BlackRock iShares Equity Appreciation V.I. Class I
2016	$9.68	23,235	$224,803	1.90%	0.00%	9.31%
05/08/2015-12/31/2015	8.85	15,973	141,379	5.80%	0.00%	(11.74)%
Dreyfus Appreciation Service Shares
2016	$12.48	47,500	$592,964	1.40%	0.00%	7.63%
2015	11.60	28,744	333,384	1.44%	0.00%	(2.71)%
2014	11.92	26,021	310,213	1.71%	0.00%	7.83%
05/16/2013-12/31/2013	11.06	14,318	158,303	1.22%	0.00%	8.14%
Fidelity VIP Contrafund Service Class 2
2016	$24.36	2,124,204	$51,739,685	0.61%	0.00%	7.73%
2015	22.61	2,375,038	53,698,385	0.78%	0.00%	0.42%
2014	22.52	2,608,821	58,739,971	0.74%	0.00%	11.65%
2013	20.17	2,737,871	55,211,155	0.82%	0.00%	30.95%
2012	15.40	2,954,145	45,491,726	1.00%	0.00%	16.14%
Fidelity VIP Freedom 2010 Service Class 2
2016	$14.19	57,642	$818,026	0.93%	0.00%	5.23%
2015	13.49	130,571	1,760,903	2.18%	0.00%	(0.53)%
2014	13.56	69,725	945,335	1.44%	0.00%	4.21%
2013	13.01	67,455	877,603	1.53%	0.00%	13.20%
2012	11.49	73,561	845,473	0.79%	0.00%	11.58%
Fidelity VIP Freedom 2015 Service Class 2
2016	$14.12	169,699	$2,395,412	1.40%	0.00%	5.58%
2015	13.37	148,567	1,986,342	1.57%	0.00%	(0.51)%
2014	13.44	162,254	2,180,372	1.04%	0.00%	4.45%
2013	12.86	245,377	3,156,749	1.67%	0.00%	14.10%
2012	11.27	218,849	2,467,460	1.48%	0.00%	11.90%
Fidelity VIP Freedom 2020 Service Class 2
2016	$13.80	575,261	$7,940,725	1.34%	0.00%	5.80%
2015	13.05	583,650	7,614,678	1.49%	0.00%	(0.46)%
2014	13.11	662,948	8,689,115	1.46%	0.00%	4.60%
2013	12.53	672,260	8,424,050	1.62%	0.00%	15.63%
2012	10.84	646,692	7,007,998	2.69%	0.00%	13.07%
Fidelity VIP Freedom 2025 Service Class 2
2016	$14.32	647,539	$9,272,076	1.34%	0.00%	5.98%
2015	13.51	645,860	8,725,897	1.69%	0.00%	(0.50)%
2014	13.58	580,865	7,887,581	1.58%	0.00%	4.85%
2013	12.95	498,012	6,449,507	1.82%	0.00%	19.71%
2012	10.82	444,275	4,806,081	1.51%	0.00%	14.80%
Fidelity VIP Freedom 2030 Service Class 2
2016	$13.81	729,608	$10,077,382	1.28%	0.00%	6.37%
2015	12.98	689,894	8,957,895	1.48%	0.00%	(0.53)%
2014	13.05	678,916	8,862,251	1.39%	0.00%	4.74%
2013	12.46	677,750	8,446,386	1.59%	0.00%	21.41%
2012	10.26	627,596	6,442,203	3.34%	0.00%	15.18%
Fidelity VIP Freedom 2035 Service Class 2
2016	$14.40	306,309	$4,410,998	1.26%	0.00%	6.52%
2015	13.52	241,330	3,262,497	1.52%	0.00%	(0.51)%
2014	13.59	192,608	2,617,196	1.62%	0.00%	4.65%
2013	12.98	49,518	642,969	2.57%	0.00%	24.50%
08/01/2012-12/31/2012	10.43	8,076	84,224	9.22%	0.00%	6.93%
Fidelity VIP Freedom 2045 Service Class 2
2016	$14.56	249,154	$3,627,721	1.30%	0.00%	6.56%
2015	13.66	186,129	2,543,281	1.98%	0.00%	(0.53)%
2014	13.74	98,346	1,350,948	1.82%	0.00%	4.68%
2013	13.12	52,055	683,125	2.51%	0.00%	25.76%
06/04/2012-12/31/2012	10.43	14,031	146,411	7.08%	0.00%	15.11%

See Notes to Financial Statements	See explanation of references on page SA-43

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Fidelity VIP Freedom Income Service Class 2
2016	$13.38	117,971	$1,578,639	1.21%	0.00%	4.17%
2015	12.85	127,155	1,633,396	1.48%	0.00%	(0.57)%
2014	12.92	113,219	1,462,713	1.38%	0.00%	3.54%
2013	12.48	93,667	1,168,763	1.23%	0.00%	5.21%
2012	11.86	97,447	1,155,731	1.27%	0.00%	6.26%
Fidelity VIP Government Money Market Service Class
2016	$10.01	15,892,701	$159,125,414	0.10%	0.00%	0.10%
2015	10.00	21,920,422	219,247,668	0.01%	0.00%	0.01%
02/03/2014-12/31/2014	10.00	17,021,081	170,226,823	0.01%	0.00%	0.01%
Fidelity VIP Growth Service Class 2
2016	$22.30	303,110	$6,758,341	0.00%	0.00%	0.55%
2015	22.17	332,587	7,375,033	0.03%	0.00%	6.90%
2014	20.74	415,565	8,619,895	0.00%	0.00%	11.01%
2013	18.68	318,727	5,955,369	0.05%	0.00%	36.00%
2012	13.74	317,950	4,368,280	0.32%	0.00%	14.40%
Fidelity VIP Mid Cap Service Class 2
2016	$26.43	1,318,480	$34,852,958	0.31%	0.00%	11.92%
2015	23.62	1,513,887	35,755,277	0.25%	0.00%	(1.63)%
2014	24.01	1,620,708	38,911,844	0.02%	0.00%	6.03%
2013	22.64	1,709,116	38,700,071	0.28%	0.00%	35.87%
2012	16.67	1,860,258	31,002,299	0.38%	0.00%	14.56%
Fidelity VIP Value Strategies Service Class 2
2016	$21.14	275,810	$5,831,772	0.90%	0.00%	9.27%
2015	19.35	304,470	5,891,516	0.87%	0.00%	(3.19)%
2014	19.99	302,551	6,047,282	0.84%	0.00%	6.51%
2013	18.77	274,620	5,153,369	0.63%	0.00%	30.18%
2012	14.41	282,221	4,068,095	0.42%	0.00%	27.06%
Templeton Foreign VIP Class 2
2016	$12.02	1,601,613	$19,252,230	1.93%	0.00%	7.18%
2015	11.22	1,447,786	16,238,048	3.11%	0.00%	(6.49)%
2014	11.99	1,273,231	15,271,674	2.00%	0.00%	(11.13)%
2013	13.50	612,091	8,261,228	1.84%	0.00%	22.97%
05/18/2012-12/31/2012	10.98	104,131	1,142,908	1.32%	0.00%	22.12%
Templeton Global Bond VIP Class 2
2016	$12.21	2,475,500	$30,224,656	0.00%	0.00%	2.94%
2015	11.86	3,133,530	37,166,857	7.70%	0.00%	(4.30)%
2014	12.39	3,383,661	41,938,819	4.98%	0.00%	1.83%
2013	12.17	3,549,663	43,204,291	5.00%	0.00%	1.63%
2012	11.98	3,744,411	44,844,075	6.48%	0.00%	15.07%
Janus Aspen Series Enterprise Service Shares
2016	$22.36	603,394	$13,494,226	0.03%	0.00%	12.10%
2015	19.95	533,026	10,633,510	0.57%	0.00%	3.77%
2014	19.23	341,813	6,571,388	0.03%	0.00%	12.24%
2013	17.13	299,659	5,132,651	0.36%	0.00%	32.04%
2012	12.97	340,650	4,419,001	0.00%	0.00%	16.99%
Janus Aspen Series Overseas Service Shares
2016	$8.38	1,458,141	$12,214,393	4.60%	0.00%	(6.71)%
2015	8.98	1,576,129	14,151,915	0.50%	0.00%	(8.80)%
2014	9.85	1,750,222	17,232,050	3.04%	0.00%	(12.10)%
2013	11.20	1,958,426	21,936,327	3.17%	0.00%	14.28%
2012	9.80	3,049,827	29,892,179	0.58%	0.00%	13.18%
Lazard Retirement Global Dynamic Multi Asset Service Class
2016	$10.47	100,312	$1,050,105	0.27%	0.00%	3.30%
2015	10.13	85,433	865,754	0.00%	0.00%	(0.44)%
07/22/2014-12/31/2014	10.18	39,227	399,289	1.45%	0.00%	(1.62)%
Lazard Retirement U.S. Strategic Equity Service Class
2016	$15.45	82,703	$1,278,015	0.11%	0.00%	9.42%
2015	14.12	95,010	1,341,781	0.31%	0.00%	(5.44)%
2014	14.93	206,026	3,076,991	0.98%	0.00%	14.71%
2013	13.02	84,359	1,098,338	0.89%	0.00%	28.07%
2012	10.17	90,964	924,787	1.33%	0.00%	14.01%

See Notes to Financial Statements	See explanation of references on page SA-43

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
ClearBridge Variable Aggressive Growth - Class II
2016	$20.48	958,828	$19,639,215	0.41%	0.00%	0.94%
2015	20.29	987,201	20,032,711	0.09%	0.00%	(1.94)%
2014	20.69	761,676	15,761,928	0.01%	0.00%	20.08%
2013	17.23	541,048	9,324,401	0.06%	0.00%	47.37%
2012	11.69	168,548	1,971,072	0.18%	0.00%	18.46%
ClearBridge Variable Mid Cap - Class II
2016	$19.40	713,565	$13,843,471	0.41%	0.00%	9.11%
2015	17.78	655,123	11,648,441	0.08%	0.00%	1.99%
2014	17.43	1,342,561	23,406,395	0.09%	0.00%	7.82%
2013	16.17	1,106,581	17,892,440	0.05%	0.00%	37.05%
2012	11.80	732,285	8,639,373	0.68%	0.00%	17.61%
Western Asset Variable Global High Yield Bond - Class II
2016	$10.49	37,946	$398,040	8.42%	0.00%	15.36%
05/20/2015-12/31/2015	9.09	13,290	120,845	See Note (5)	0.00%	(9.30)%
Lord Abbett Bond Debenture Class VC
2016	$11.17	470,628	$5,255,897	7.25%	0.00%	12.13%
2015	9.96	184,261	1,835,133	6.10%	0.00%	(1.53)%
05/08/2014-12/31/2014	10.11	72,657	734,874	14.03%	0.00%	0.98%
Lord Abbett Developing Growth Class VC
2016	$14.44	642,778	$9,278,798	0.00%	0.00%	(2.60)%
2015	14.82	413,212	6,124,411	0.00%	0.00%	(8.21)%
2014	16.15	299,887	4,842,087	0.00%	0.00%	3.71%
2013	15.57	187,471	2,918,769	0.00%	0.00%	56.68%
05/22/2012-12/31/2012	9.94	4,228	42,015	0.00%	0.00%	7.38%
Lord Abbett Fundamental Equity Class VC
2016	$18.31	328,682	$6,017,135	1.20%	0.00%	15.74%
2015	15.82	343,590	5,434,456	1.08%	0.00%	(3.44)%
2014	16.38	458,236	7,506,229	0.39%	0.00%	7.14%
2013	15.29	791,610	12,102,814	0.24%	0.00%	35.76%
2012	11.26	1,205,939	13,581,125	0.49%	0.00%	10.58%
Lord Abbett Total Return Class VC
2016	$10.69	3,819,255	$40,817,974	2.76%	0.00%	4.26%
2015	10.25	3,418,774	35,044,072	3.06%	0.00%	(0.66)%
2014	10.32	2,204,601	22,747,259	5.53%	0.00%	6.08%
05/31/2013-12/31/2013	9.73	117,785	1,145,676	8.79%	0.00%	(0.99)%
I
2016	$32.18	1,981,784	$63,772,721	1.37%	0.00%	(0.05)%
2015	32.20	1,736,068	55,894,724	1.59%	0.00%	(3.94)%
2014	33.52	1,793,862	60,125,408	2.22%	0.00%	(7.06)%
2013	36.06	1,916,959	69,130,043	2.40%	0.00%	16.32%
2012	31.00	1,897,358	58,821,199	1.96%	0.00%	20.68%
II
2016	$44.84	852,211	$38,212,752	0.00%	0.00%	(2.32)%
2015	45.91	943,079	43,292,742	0.03%	0.00%	7.70%
2014	42.62	1,075,123	45,824,116	0.04%	0.00%	10.21%
2013	38.67	1,131,359	43,752,740	0.58%	0.00%	36.15%
2012	28.40	1,193,322	33,895,638	0.05%	0.00%	19.31%
III
2016	$80.38	724,552	$58,240,777	0.00%	0.00%	21.06%
2015	66.40	732,052	48,607,078	0.00%	0.00%	(6.58)%
2014	71.08	740,956	52,663,852	0.00%	0.00%	12.42%
2013	63.22	802,176	50,716,843	0.00%	0.00%	39.20%
2012	45.42	901,450	40,942,152	0.31%	0.00%	17.43%
V
2016	$27.25	1,038,803	$28,310,027	1.91%	0.00%	9.64%
2015	24.86	1,086,046	26,995,414	1.39%	0.00%	(0.66)%
2014	25.02	1,030,936	25,795,156	1.22%	0.00%	9.68%
2013	22.81	994,668	22,690,759	2.73%	0.00%	34.22%
2012	17.00	967,817	16,449,256	0.84%	0.00%	17.29%

See Notes to Financial Statements	See explanation of references on page SA-43

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
MFS New Discovery Series - Service Class
2016	$19.21	700,129	$13,446,457	0.00%	0.00%	8.80%
2015	17.65	624,822	11,029,691	0.00%	0.00%	(2.15)%
2014	18.04	665,038	11,996,985	0.00%	0.00%	(7.49)%
2013	19.50	683,662	13,332,010	0.00%	0.00%	41.22%
2012	13.81	458,942	6,337,595	0.00%	0.00%	20.90%
MFS Utilities Series - Service Class
2016	$16.15	689,970	$11,140,402	3.56%	0.00%	11.24%
2015	14.52	794,088	11,526,503	3.71%	0.00%	(14.76)%
2014	17.03	961,535	16,373,224	1.98%	0.00%	12.47%
2013	15.14	894,580	13,544,572	1.72%	0.00%	20.21%
2012	12.59	1,231,073	15,505,053	6.48%	0.00%	13.21%
MFS Value Series - Service Class
2016	$11.06	960,787	$10,627,878	1.89%	0.00%	13.78%
07/13/2015-12/31/2015	9.72	51,469	500,400	1.12%	0.00%	(4.00)%
Neuberger Berman Socially Responsive I Class
2016	$14.57	21,598	$314,758	0.74%	0.00%	9.86%
2015	13.27	22,139	293,678	0.66%	0.00%	(0.46)%
2014	13.33	17,146	228,506	0.53%	0.00%	10.38%
05/16/2013-12/31/2013	12.07	11,460	138,363	1.05%	0.00%	15.57%
Oppenheimer Global Fund/VA Service Shares
2016	$12.18	524,309	$6,386,091	0.77%	0.00%	(0.16)%
2015	12.20	602,661	7,351,953	1.02%	0.00%	3.67%
2014	11.77	274,354	3,228,325	0.99%	0.00%	2.06%
05/22/2013-12/31/2013	11.53	100,254	1,155,929	0.04%	0.00%	12.27%
PIMCO Global Multi-Asset Managed Allocation - Advisor Class
2016	$9.93	580,540	$5,766,695	2.40%	0.00%	3.92%
2015	9.56	584,822	5,590,106	1.63%	0.00%	(0.26)%
2014	9.58	603,349	5,782,174	2.34%	0.00%	4.57%
2013	9.16	784,478	7,189,410	3.08%	0.00%	(7.91)%
2012	9.95	1,121,879	11,164,519	3.22%	0.00%	8.77%
Royce Micro-Cap Service Class
2016	$13.22	163,195	$2,157,598	0.60%	0.00%	19.37%
2015	11.08	159,296	1,764,256	0.00%	0.00%	(12.61)%
2014	12.67	145,785	1,847,636	0.00%	0.00%	(3.84)%
2013	13.18	152,971	2,016,182	0.37%	0.00%	20.65%
2012	10.92	144,118	1,574,328	0.00%	0.00%	7.45%
State Street Total Return V.I.S. Class 3
2016	$14.53	102,428	$1,487,956	1.23%	0.00%	6.08%
2015	13.69	175,726	2,406,443	1.80%	0.00%	(1.34)%
2014	13.88	152,788	2,120,800	1.57%	0.00%	5.07%
2013	13.21	128,612	1,699,024	1.78%	0.00%	14.64%
2012	11.52	79,438	915,384	1.63%	0.00%	12.25%
T. Rowe Price Blue Chip Growth - II
2016	$25.40	2,951,678	$74,984,559	0.00%	0.00%	0.54%
2015	25.27	2,891,214	73,056,638	0.00%	0.00%	10.80%
2014	22.81	2,699,859	61,573,102	0.00%	0.00%	8.84%
2013	20.95	2,403,200	50,355,566	0.00%	0.00%	40.85%
2012	14.88	2,321,252	34,532,015	0.00%	0.00%	17.91%
T. Rowe Price Equity Income - II
2016	$20.46	2,956,466	$60,493,279	2.09%	0.00%	18.85%
2015	17.22	2,995,626	51,571,240	1.61%	0.00%	(7.10)%
2014	18.53	2,898,123	53,708,688	1.52%	0.00%	7.10%
2013	17.30	3,604,155	62,363,206	1.33%	0.00%	29.41%
2012	13.37	3,286,271	43,941,614	1.89%	0.00%	16.92%
VanEck VIP Global Hard Assets Initial Class
2016	$21.03	1,780,944	$37,457,308	0.39%	0.00%	43.71%
2015	14.64	1,815,250	26,566,678	0.03%	0.00%	(33.45)%
2014	21.99	1,900,239	41,786,178	0.09%	0.00%	(19.10)%
2013	27.18	2,061,594	56,039,109	0.71%	0.00%	10.53%
2012	24.59	2,521,100	61,998,655	0.61%	0.00%	3.39%

See Notes to Financial Statements	See explanation of references on page SA-43

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

Explanation of References for Financial Highlights on pages SA-34 through SA-42

(1)         The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements for information on dividends and distributions). The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)         There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements).

(3)         Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any mortality and expense risk fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)         Operations commenced or resumed during 2016 (See Note 1 in Notes to Financial Statements).

(5)         Subsequent to its commencement of operations in 2015, the Western Asset Variable Global High Yield Bond - Class II Variable Account received its annual distribution. The annualized investment income ratio was 19.56% and prior to annualization, the ratio was 12.06%.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Exec Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2016, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lord Abbett Series Fund, Inc., M Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, State Street Variable Insurance Series Funds, Inc. (formerly GE Investments Funds, Inc.), T. Rowe Price Equity Series, Inc., and VanEck VIP Trust. The Variable Accounts with no units outstanding during the entire reporting period are not presented in this annual report.

Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Developing Growth, ClearBridge Variable Mid Cap - Class II, and State Street Total Return V.I.S. Class 3 Variable Accounts and Portfolios were formerly named Small-Cap Growth, ClearBridge Variable Mid Cap Core - Class II, and GE Investments Total Return Class 3 Variable Accounts and Portfolios, respectively.

The Diversified Alternatives and PSF DFA Balanced Allocation Variable Accounts commenced operations on August 11, 2016 and June 22, 2016, respectively.

On October 30, 2015, the net assets of Pacific Select Fund’s American Funds Asset Allocation Portfolio Class I, American Funds Growth Portfolio Class I, and American Funds Growth-Income Portfolio Class I (collectively, the “Liquidated Portfolios”), the underlying Portfolios for the American Funds Asset Allocation, American Funds Growth, and American Funds Growth-Income Variable Accounts (collectively, the “Liquidated Variable Accounts”), respectively, were transferred to the American Funds IS Asset Allocation Fund Class 4, American Funds IS Growth Fund Class 4, and American Funds IS Growth-Income Fund Class 4 (collectively, the “Substituted Portfolios”), the underlying Portfolios for the American Funds IS Asset Allocation Fund Class 4, American Funds IS Growth Fund Class 4, and American Funds IS Growth-Income Fund Class 4 Variable Accounts (collectively, the “Substituted Variable Accounts”), respectively, through a liquidation and plan of substitution (the “2015 Substitutions”). In connection with the 2015 Substitutions, any units that remained in each of the Liquidated Variable Accounts after the close of business on October 30, 2015 were transferred to the respective Substituted Variable Accounts. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Substituted Portfolios and Liquidated Portfolios, as of the close of business on October 30, 2015. The Liquidated Variable Accounts are not included in this annual report.

On October 31, 2016, the Absolute Return Variable Account was liquidated. Because the Variable Account was liquidated prior to December 31, 2016, no other information for the Variable Account is presented in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of Pacific Life.

The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account will be reported on the federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividends and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year or period ended December 31, 2016.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated, resulting in Pacific Life paying an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, and any other taxes that might be imposed, and to compensate Pacific Life for certain costs or loss of investment opportunities resulting from amortization and delayed recognition of certain policy expenses for federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in Note 6 in the Notes to Financial Statements of PSF, which are provided separately. For the year ended December 31, 2016, PLFA received net advisory fees from the corresponding Portfolios of PSF at effective annual rates ranging from 0.05% to 1.00%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2016, were as follows:

Variable Accounts	Purchases	Sales
Core Income	$1,438,864	$850,959
Diversified Bond	13,231,650	16,016,603
Floating Rate Income	2,150,425	611,358
Floating Rate Loan	3,977,309	2,234,691
High Yield Bond	19,677,786	19,820,312
Inflation Managed	4,180,355	15,199,534
Inflation Strategy	1,322,525	1,259,221
Managed Bond	13,950,061	28,359,887
Short Duration Bond	10,299,141	11,238,184
Emerging Markets Debt	1,927,091	1,136,926
Comstock	4,323,729	8,208,908
Developing Growth	12,147	2,285,135
Dividend Growth	9,280,570	6,606,253
Equity Index	47,737,397	77,821,531
Focused Growth	2,443,166	6,161,751
Growth	5,943,004	20,092,541
Large-Cap Growth	4,922,492	9,347,621
Large-Cap Value	3,378,172	11,520,395
Long/Short Large-Cap	971,258	1,810,630
Main Street Core	12,520,279	25,530,172
Mid-Cap Equity	12,058,602	12,059,079
Mid-Cap Growth	1,942,063	6,121,711
Mid-Cap Value	4,681,376	4,638,525
Small-Cap Equity	12,327,385	3,553,338
Small-Cap Index	16,856,548	18,284,086
Small-Cap Value	7,694,229	10,599,863
Value Advantage	1,011,729	2,444,312
Emerging Markets	16,502,638	8,675,932
International Large-Cap	25,610,024	11,369,564
International Small-Cap	7,117,603	5,236,753
International Value	9,067,428	21,353,176
Health Sciences	4,820,332	12,874,086
Real Estate	5,878,442	9,808,688
Technology	2,303,616	3,802,111
Currency Strategies	597,765	289,998
Diversified Alternatives (1)	30,355	3,487
Equity Long/Short	1,847,552	2,045,740
Global Absolute Return	508,921	662,590
Pacific Dynamix - Conservative Growth	2,845,908	717,242
Pacific Dynamix - Moderate Growth	7,843,995	2,482,001
Pacific Dynamix - Growth	8,800,940	1,720,119
Portfolio Optimization Conservative	2,861,782	1,927,969
Portfolio Optimization Moderate-Conservative	3,050,818	6,685,902
Portfolio Optimization Moderate	14,364,126	18,138,687
Portfolio Optimization Growth	7,523,555	26,431,490
Portfolio Optimization Aggressive-Growth	8,285,584	11,477,475
PSF DFA Balanced Allocation (1)	303,000	17,326
Invesco V.I. International Growth Series II	7,807,000	1,859,655
American Century VP Mid Cap Value Class II	20,302,313	2,893,414
American Funds IS Asset Allocation Fund Class 4	12,227,882	2,536,353
American Funds IS Growth Fund Class 4	8,914,654	5,646,835
American Funds IS Growth-Income Fund Class 4	11,976,137	4,836,813
BlackRock Basic Value V.I. Class III	12,754,851	6,150,667
BlackRock Global Allocation V.I. Class III	4,222,896	6,230,894
BlackRock iShares Alternative Strategies V.I. Class I	1,083,176	138,540
BlackRock iShares Dynamic Allocation V.I. Class I	194,918	43,165
BlackRock iShares Dynamic Fixed Income V.I. Class I	827,290	332,680
BlackRock iShares Equity Appreciation V.I. Class I	128,588	61,608
Dreyfus Appreciation Service Shares	434,757	149,070
Fidelity VIP Contrafund Service Class 2	6,622,321	7,864,928
Fidelity VIP Freedom 2010 Service Class 2	128,625	1,061,431
Fidelity VIP Freedom 2015 Service Class 2	520,945	146,268
Fidelity VIP Freedom 2020 Service Class 2	1,299,378	1,066,612
Fidelity VIP Freedom 2025 Service Class 2	1,568,148	1,147,110
Fidelity VIP Freedom 2030 Service Class 2	2,657,985	1,665,287
Fidelity VIP Freedom 2035 Service Class 2	1,416,777	389,471
Fidelity VIP Freedom 2045 Service Class 2	1,277,325	279,290
Fidelity VIP Freedom Income Service Class 2	222,586	304,844
Fidelity VIP Government Money Market Service Class	93,850,413	153,972,813
Fidelity VIP Growth Service Class 2	1,391,635	1,332,808
Fidelity VIP Mid Cap Service Class 2	4,017,933	6,570,326
Fidelity VIP Value Strategies Service Class 2	1,121,723	1,608,738
Templeton Foreign VIP Class 2	4,688,747	2,332,074
Templeton Global Bond VIP Class 2	2,754,436	10,552,186
Janus Aspen Series Enterprise Service Shares	4,667,759	2,153,442
Janus Aspen Series Overseas Service Shares	2,672,271	2,688,583
Lazard Retirement Global Dynamic Multi Asset Service Class	278,074	116,238
Lazard Retirement U.S. Strategic Equity Service Class	115,804	272,298
ClearBridge Variable Aggressive Growth - Class II	4,534,549	3,994,091
ClearBridge Variable Mid Cap - Class II	4,341,064	2,973,753
Western Asset Variable Global High Yield Bond - Class II	424,143	160,769
Lord Abbett Bond Debenture Class VC	5,030,693	1,703,982
Lord Abbett Developing Growth Class VC	5,451,643	2,499,979
Lord Abbett Fundamental Equity Class VC	941,201	1,007,426
Lord Abbett Total Return Class VC	9,706,903	4,224,203
I	13,361,939	4,804,445
II	4,072,069	5,963,707
III	6,413,044	4,693,313
V	4,730,408	5,486,246
MFS New Discovery Series - Service Class	4,630,101	2,664,568
MFS Utilities Series - Service Class	4,467,757	5,630,803
MFS Value Series - Service Class	11,171,427	1,390,044
Neuberger Berman Socially Responsive I Class	95,317	88,950
Oppenheimer Global Fund/VA Service Shares	2,290,431	2,681,690
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	1,202,577	1,125,408
Royce Micro-Cap Service Class	582,680	499,249
State Street Total Return V.I.S. Class 3	310,940	1,273,757
T. Rowe Price Blue Chip Growth - II	12,263,370	10,929,556
T. Rowe Price Equity Income - II	13,860,913	7,891,537
VanEck VIP Global Hard Assets Initial Class	7,019,714	8,177,762

(1)  Operations commenced or resumed during 2016.

7. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels:

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2016, the Variable Accounts’ holdings as presented in the Schedule of Investments on SA-2, SA-3 and SA-4 of this report were all categorized as Level 1 under the three-tier hierarchy of inputs.

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2016 and 2015 were as follows:

	2016			2015
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income (1)	146,774	(87,082)	59,692	44,437	(9,956)	34,481
Diversified Bond	1,157,165	(1,330,489)	(173,324)	1,744,310	(641,983)	1,102,327
Floating Rate Income	223,194	(78,905)	144,289	271,730	(216,064)	55,666
Floating Rate Loan	436,634	(287,067)	149,567	243,036	(414,534)	(171,498)
High Yield Bond	596,840	(597,626)	(786)	538,081	(697,298)	(159,217)
Inflation Managed	188,268	(378,482)	(190,214)	224,152	(339,354)	(115,202)
Inflation Strategy	46,480	(39,670)	6,810	127,404	(83,372)	44,032
Managed Bond	613,953	(827,876)	(213,923)	651,197	(1,005,944)	(354,747)
Short Duration Bond	1,319,907	(1,393,040)	(73,133)	1,595,355	(1,721,758)	(126,403)
Emerging Markets Debt	185,552	(112,083)	73,469	141,459	(180,089)	(38,630)
Comstock	564,544	(768,679)	(204,135)	495,237	(580,118)	(84,881)
Developing Growth	822	(118,304)	(117,482)	74	(210,197)	(210,123)
Dividend Growth	631,792	(527,117)	104,675	500,101	(411,571)	88,530
Equity Index	1,358,790	(1,668,197)	(309,407)	1,202,608	(1,197,963)	4,645
Focused Growth	186,260	(346,027)	(159,767)	422,986	(390,255)	32,731
Growth	211,542	(390,900)	(179,358)	230,606	(442,511)	(211,905)
Large-Cap Growth	727,210	(1,047,059)	(319,849)	793,337	(756,590)	36,747
Large-Cap Value	535,722	(827,922)	(292,200)	535,256	(913,340)	(378,084)
Long/Short Large-Cap	101,914	(152,381)	(50,467)	213,257	(287,987)	(74,730)
Main Street Core	245,149	(390,882)	(145,733)	189,226	(326,305)	(137,079)
Mid-Cap Equity	446,050	(456,732)	(10,682)	170,199	(383,612)	(213,413)
Mid-Cap Growth	380,477	(643,930)	(263,453)	411,957	(610,588)	(198,631)
Mid-Cap Value	215,586	(213,604)	1,982	160,177	(276,545)	(116,368)
Small-Cap Equity	532,587	(221,475)	311,112	157,988	(170,644)	(12,656)
Small-Cap Index	927,118	(979,494)	(52,376)	876,061	(1,306,741)	(430,680)
Small-Cap Value	360,120	(427,768)	(67,648)	298,850	(422,632)	(123,782)
Value Advantage	85,334	(199,881)	(114,547)	55,337	(270,248)	(214,911)
Emerging Markets	877,196	(660,938)	216,258	635,665	(824,359)	(188,694)
International Large-Cap	2,720,971	(1,696,014)	1,024,957	2,138,251	(2,118,765)	19,486
International Small-Cap	746,576	(590,588)	155,988	984,028	(393,238)	590,790
International Value	812,705	(1,273,749)	(461,044)	840,830	(853,836)	(13,006)
Health Sciences	246,444	(410,497)	(164,053)	390,586	(406,717)	(16,131)
Real Estate	276,957	(335,364)	(58,407)	444,722	(728,342)	(283,620)
Technology	396,748	(568,192)	(171,444)	568,103	(412,009)	156,094
Currency Strategies	59,125	(30,694)	28,431	24,299	(25,414)	(1,115)
Diversified Alternatives (2)	2,981	(363)	2,618
Equity Long/Short (1)	177,872	(184,921)	(7,049)	455,851	(1,948)	453,903
Global Absolute Return	67,549	(82,558)	(15,009)	207,926	(47,604)	160,322
Pacific Dynamix - Conservative Growth	190,124	(62,698)	127,426	104,836	(75,282)	29,554
Pacific Dynamix - Moderate Growth	518,507	(234,571)	283,936	321,064	(163,577)	157,487
Pacific Dynamix - Growth	574,021	(229,951)	344,070	416,600	(188,021)	228,579
Portfolio Optimization Conservative	377,964	(296,919)	81,045	236,771	(468,576)	(231,805)
Portfolio Optimization Moderate-Conservative	421,569	(716,142)	(294,573)	468,492	(504,550)	(36,058)
Portfolio Optimization Moderate	2,220,869	(2,515,824)	(294,955)	1,840,017	(3,238,377)	(1,398,360)
Portfolio Optimization Growth	2,085,940	(3,553,699)	(1,467,759)	2,429,278	(3,057,288)	(628,010)

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2016			2015
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Portfolio Optimization Aggressive-Growth	1,105,931	(1,333,805)	(227,874)	1,222,344	(1,278,957)	(56,613)
PSF DFA Balanced Allocation (2)	28,448	(768)	27,680
Invesco V.I. International Growth Series II	856,792	(394,712)	462,080	973,009	(244,542)	728,467
American Century VP Mid Cap Value Class II	1,290,714	(367,044)	923,670	201,406	(181,047)	20,359
American Funds IS Asset Allocation Fund Class 4 (1)	680,047	(320,118)	359,929	1,329,928	(45,261)	1,284,667
American Funds IS Growth Fund Class 4 (1)	413,922	(518,225)	(104,303)	2,705,802	(81,439)	2,624,363
American Funds IS Growth-Income Fund Class 4 (1)	407,680	(457,768)	(50,088)	3,307,342	(90,394)	3,216,948
BlackRock Basic Value V.I. Class III	685,323	(411,150)	274,173	349,209	(377,755)	(28,546)
BlackRock Global Allocation V.I. Class III	442,498	(580,244)	(137,746)	485,769	(569,879)	(84,110)
BlackRock iShares Alternative Strategies V.I. Class I (1)	110,503	(20,530)	89,973	39,217	(2,692)	36,525
BlackRock iShares Dynamic Allocation V.I. Class I (1)	20,850	(5,029)	15,821	8,590	(382)	8,208
BlackRock iShares Dynamic Fixed Income V.I. Class I (1)	75,328	(27,851)	47,477	8,517	(1,387)	7,130
BlackRock iShares Equity Appreciation V.I. Class I (1)	14,381	(7,119)	7,262	16,302	(329)	15,973
Dreyfus Appreciation Service Shares	31,318	(12,562)	18,756	14,841	(12,118)	2,723
Fidelity VIP Contrafund Service Class 2	255,996	(506,830)	(250,834)	368,153	(601,936)	(233,783)
Fidelity VIP Freedom 2010 Service Class 2	8,419	(81,348)	(72,929)	72,897	(12,051)	60,846
Fidelity VIP Freedom 2015 Service Class 2	35,149	(14,017)	21,132	31,918	(45,605)	(13,687)
Fidelity VIP Freedom 2020 Service Class 2	89,497	(97,886)	(8,389)	84,855	(164,153)	(79,298)
Fidelity VIP Freedom 2025 Service Class 2	105,979	(104,300)	1,679	194,610	(129,615)	64,995
Fidelity VIP Freedom 2030 Service Class 2	196,107	(156,393)	39,714	120,367	(109,389)	10,978
Fidelity VIP Freedom 2035 Service Class 2	103,038	(38,059)	64,979	82,458	(33,736)	48,722
Fidelity VIP Freedom 2045 Service Class 2	109,636	(46,611)	63,025	118,158	(30,375)	87,783
Fidelity VIP Freedom Income Service Class 2	14,671	(23,855)	(9,184)	38,931	(24,995)	13,936
Fidelity VIP Government Money Market Service Class	23,987,542	(30,015,263)	(6,027,721)	29,850,316	(24,950,975)	4,899,341
Fidelity VIP Growth Service Class 2	51,617	(81,094)	(29,477)	92,329	(175,307)	(82,978)
Fidelity VIP Mid Cap Service Class 2	148,305	(343,712)	(195,407)	145,511	(252,332)	(106,821)
Fidelity VIP Value Strategies Service Class 2	105,638	(134,298)	(28,660)	93,385	(91,466)	1,919
Templeton Foreign VIP Class 2	422,758	(268,931)	153,827	590,422	(415,867)	174,555
Templeton Global Bond VIP Class 2	464,649	(1,122,679)	(658,030)	543,227	(793,358)	(250,131)
Janus Aspen Series Enterprise Service Shares	271,932	(201,564)	70,368	404,163	(212,950)	191,213
Janus Aspen Series Overseas Service Shares	354,454	(472,442)	(117,988)	507,344	(681,437)	(174,093)
Lazard Retirement Global Dynamic Multi Asset Service Class	28,232	(13,353)	14,879	61,115	(14,909)	46,206
Lazard Retirement U.S. Strategic Equity Service Class	9,075	(21,382)	(12,307)	31,276	(142,292)	(111,016)
ClearBridge Variable Aggressive Growth - Class II	332,345	(360,718)	(28,373)	511,103	(285,578)	225,525
ClearBridge Variable Mid Cap - Class II	404,594	(346,152)	58,442	328,177	(1,015,615)	(687,438)
Western Asset Variable Global High Yield Bond - Class II (1)	41,630	(16,974)	24,656	15,328	(2,038)	13,290
Lord Abbett Bond Debenture Class VC	489,511	(203,144)	286,367	187,397	(75,793)	111,604
Lord Abbett Developing Growth Class VC	445,995	(216,429)	229,566	358,580	(245,255)	113,325
Lord Abbett Fundamental Equity Class VC	91,810	(106,718)	(14,908)	46,845	(161,491)	(114,646)
Lord Abbett Total Return Class VC	1,433,141	(1,032,660)	400,481	2,332,502	(1,118,329)	1,214,173
I	638,311	(392,595)	245,716	384,183	(441,977)	(57,794)
II	188,143	(279,011)	(90,868)	200,476	(332,520)	(132,044)
III	157,555	(165,055)	(7,500)	115,928	(124,832)	(8,904)
V	406,800	(454,043)	(47,243)	426,482	(371,372)	55,110
MFS New Discovery Series - Service Class	298,992	(223,685)	75,307	430,584	(470,800)	(40,216)
MFS Utilities Series - Service Class	326,102	(430,220)	(104,118)	304,244	(471,691)	(167,447)
MFS Value Series - Service Class (1)	1,070,116	(160,798)	909,318	76,172	(24,703)	51,469
Neuberger Berman Socially Responsive I Class	6,074	(6,615)	(541)	10,360	(5,367)	4,993
Oppenheimer Global Fund/VA Service Shares	259,298	(337,650)	(78,352)	431,693	(103,386)	328,307
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	150,228	(154,510)	(4,282)	120,156	(138,683)	(18,527)
Royce Micro-Cap Service Class	56,453	(52,554)	3,899	45,013	(31,502)	13,511
State Street Total Return V.I.S. Class 3	31,578	(104,876)	(73,298)	48,224	(25,286)	22,938
T. Rowe Price Blue Chip Growth - II	854,647	(794,183)	60,464	875,919	(684,564)	191,355
T. Rowe Price Equity Income - II	689,789	(728,949)	(39,160)	622,030	(524,527)	97,503
VanEck VIP Global Hard Assets Initial Class	703,105	(737,411)	(34,306)	704,174	(789,163)	(84,989)

(1) Operations commenced or resumed during 2015 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2016.

PACIFIC LIFE INSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

as of December 31, 2016 and 2015 and

for the years ended December 31, 2016, 2015 and 2014

and Independent Auditors’ Report

Deloitte & Touche LLP 695 Town Center Drive Costa Mesa, CA 92626 USA Tel: +1 714 436 7100 Fax:+1 714 436 7200 www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2016 and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

March 2, 2017

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
(In Millions)	2016	2015
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$43,247	$38,725
Equity securities available for sale, at estimated fair value	100	88
Fair value option securities	529	536
Mortgage loans (includes VIE assets of $1,800 and $1,800)	12,175	11,092
Policy loans	7,437	7,331
Other investments (includes VIE assets of $278 and $197)	2,693	2,024
TOTAL INVESTMENTS	66,181	59,796
Cash and cash equivalents (includes VIE assets of $7 and $7)	1,360	1,845
Restricted cash (includes VIE assets of $0 and $117)	188	265
Deferred policy acquisition costs	4,509	4,719
Aircraft, net (includes VIE assets of $0 and $713)	7,855	8,307
Other assets (includes VIE assets of $4 and $32)	3,525	3,145
Separate account assets	57,426	56,974

TOTAL ASSETS	$141,044	$135,051

LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$44,907	$41,359
Future policy benefits	15,162	14,088
Debt (includes VIE debt of $1,560 and $1,813)	9,156	9,506
Other liabilities (includes VIE liabilities of $5 and $165)	3,685	3,438
Separate account liabilities	57,426	56,974
TOTAL LIABILITIES	130,336	125,365

Commitments and contingencies (Note 18)

Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	1,019	1,012
Retained earnings	8,625	7,868
Accumulated other comprehensive income	909	688
Total Stockholder’s Equity	10,583	9,598
Noncontrolling interests	125	88
TOTAL EQUITY	10,708	9,686

TOTAL LIABILITIES AND EQUITY	$141,044	$135,051

The abbreviation VIE above means variable interest entity.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
(In Millions)	2016	2015	2014
REVENUES
Policy fees and insurance premiums	$4,108	$4,179	$3,414
Net investment income	2,587	2,557	2,408
Net realized investment gain (loss)	110	234	(597)
OTTI, consisting of $53, $102 and $28 in total, net of $11, $6 and $4 recognized in OCI	(42)	(96)	(24)
Investment advisory fees	294	353	376
Aircraft leasing revenue	1,018	833	796
Other income	379	260	259
TOTAL REVENUES	8,454	8,320	6,632

BENEFITS AND EXPENSES
Policy benefits paid or provided	3,182	3,249	2,650
Interest credited to policyholder account balances	1,306	1,250	1,203
Commission expenses	953	1,200	398
Operating and other expenses	2,023	1,870	1,759
TOTAL BENEFITS AND EXPENSES	7,464	7,569	6,010

INCOME BEFORE PROVISION FOR INCOME TAXES	990	751	622
Provision for income taxes	207	149	102

Net income	783	602	520
Less: net (income) loss attributable to noncontrolling interests	(26)	2	3

NET INCOME ATTRIBUTABLE TO THE COMPANY	$757	$604	$523

The abbreviation OTTI above means other than temporary impairment losses.

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years Ended December 31,
(In Millions)	2016	2015	2014
NET INCOME	$783	$602	$520

Other comprehensive income (loss), net of tax:
Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net:
Unrealized holding gain (loss) arising during period	220	(710)	525
Reclassification adjustment for (gain) loss included in net income	5	41	(16)

Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net	225	(669)	509
Other, net	(4)	(5)	(5)

Other comprehensive income (loss)	221	(674)	504

Comprehensive income (loss)	1,004	(72)	1,024
Less: comprehensive (income) loss attributable to noncontrolling interests	(26)	2	3

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$978	$(70)	$1,027

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF EQUITY

				Accumulated Other
				Comprehensive Income (Loss)
				Gain (Loss) On
				Derivatives and
				Unrealized
				Gain (Loss) On
				Securities		Total
	Common	Paid-in	Retained	Available for	Other,	Stockholder’s	Noncontrolling	Total
(In Millions)	Stock	Capital	Earnings	Sale, Net	Net	Equity	Interests	Equity
BALANCES, JANUARY 1, 2014	$30	$982	$6,941	$865	$(7)	$8,811	$37	$8,848
Comprehensive income (loss):
Net income (loss)			523			523	(3)	520
Other comprehensive income (loss)				509	(5)	504		504
Total comprehensive income (loss)						1,027	(3)	1,024
Dividend to parent			(200)			(200)		(200)
Change in equity of noncontrolling interests							70	70
BALANCES, DECEMBER 31, 2014	30	982	7,264	1,374	(12)	9,638	104	9,742
Comprehensive loss:
Net income (loss)			604			604	(2)	602
Other comprehensive loss				(669)	(5)	(674)		(674)
Total comprehensive loss						(70)	(2)	(72)
Assumption of noncontrolling interest (Note 7)		30				30	(30)	—
Change in equity of noncontrolling interests							16	16
BALANCES, DECEMBER 31, 2015	30	1,012	7,868	705	(17)	9,598	88	9,686
Comprehensive income:
Net income			757			757	26	783
Other comprehensive income (loss)				225	(4)	221		221
Total comprehensive income						978	26	1,004
Assumption of noncontrolling interest (Note 7)		7				7	(7)	—
Change in equity of noncontrolling interests							18	18

BALANCES, DECEMBER 31, 2016	$30	$1,019	$8,625	$930	$(21)	$10,583	$125	$10,708

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Millions)	2016	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$783	$602	$520
Adjustments to reconcile net income to net cash provided by operating activities:
Net accretion on fixed maturity securities	(50)	(70)	(85)
Depreciation and amortization	418	466	450
Deferred income taxes	123	113	55
Net realized investment (gain) loss	(110)	(234)	597
Other than temporary impairments	42	96	24
Net change in deferred policy acquisition costs	78	290	(622)
Interest credited to policyholder account balances	1,306	1,250	1,203
Net change in future policy benefits	1,398	1,274	1,789
Other operating activities, net	(107)	348	(98)
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,881	4,135	3,833

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(7,510)	(7,340)	(5,638)
Sales	805	552	1,535
Maturities and repayments	2,697	2,120	2,410
Purchases of fair value option securities			(498)
Repayments of mortgage loans	410	863	917
Fundings of mortgage loans and real estate	(1,934)	(1,750)	(1,243)
Funding of CMBS VIE mortgage loan		(1,050)	(750)
Proceeds from sale of real estate	179	3
Net change in policy loans	(106)	(97)	(79)
Terminations of derivative instruments, net	137	159	9
Proceeds from nonhedging derivative settlements	120	135	64
Payments for nonhedging derivative settlements	(583)	(295)	(344)
Net change in cash collateral received or pledged	74	(68)	131
Purchases of and advance payments on aircraft	(1,241)	(1,306)	(1,068)
Proceeds from sale of aircraft	954	168	266
Other investing activities, net	(221)	129	323
NET CASH USED IN INVESTING ACTIVITIES	(6,219)	(7,777)	(3,965)

(Continued)

The abbreviation CMBS VIE above means commercial mortgage-backed security VIE.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Millions)	2016	2015	2014
(Continued)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$6,727	$6,075	$5,900
Withdrawals	(4,751)	(5,419)	(4,957)
Net change in short-term debt and revolving credit facilities	546	227	248
Issuance of long-term debt	504	1,041	147
Issuance of CMBS VIE debt		845	676
Partial retirement of surplus notes	(80)
Payments of long-term debt	(1,345)	(828)	(532)
Dividend to parent			(200)
Other financing activities, net	252	326	70
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,853	2,267	1,352

Net change in cash and cash equivalents	(485)	(1,375)	1,220
Cash and cash equivalents, beginning of year	1,845	3,220	2,000

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,360	$1,845	$3,220

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$97	$(99)	$(250)
Interest paid	$393	$376	$324

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.                          ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company.  Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.  Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, mutual funds, aircraft leasing and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company is the primary beneficiary.  All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2).  These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop.  Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•                  The fair value of investments in the absence of quoted market values

•                  Other than temporary impairment (OTTI) losses of investments

•                  Application of the consolidation rules to certain investments

•                  The fair value of and accounting for derivatives

•                  Aircraft valuation and impairment

•                  The capitalization and amortization of deferred policy acquisition costs (DAC)

•                  The liability for future policy benefits

•                  Income taxes

•                  Reinsurance transactions

•                  Litigation and other contingencies

Certain reclassifications have been made to the 2015 and 2014 consolidated financial statements to conform to the 2016 consolidated financial statement presentation.

The Company has evaluated events subsequent to December 31, 2016 through March 2, 2017, the date the consolidated financial statements were available to be issued.  See Note 11 for discussion of a subsequent event for a debt issuance in January 2017.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (OCI).  Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.  For mortgage-backed and asset-backed securities, the determination of effective yield is based on anticipated prepayments and the estimated economic life of the securities.  When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives.  Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

The Company’s available for sale securities are assessed for OTTI, if impaired.  If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security.  If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit-related portion is recognized in OCI while the credit portion is recognized in earnings.  If the OTTI is related to credit factors only or management has determined that it is more likely than not going to be required to sell the security prior to recovery, the OTTI is recognized in earnings.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment.  The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI.  The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at minimum on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows.  In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applies OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value.  Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

The Company has elected the fair value option (FVO) method of accounting for a portfolio of U.S. Government securities.  The Company elected the FVO in order to report the investments at estimated fair value with changes in the estimated fair value of these securities recognized in net realized investment gain (loss).  This accounting treatment will provide a partial offset to the impact of interest rate movements.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs.  Interest is recognized and discounts and deferred origination fees are amortized to interest income using the effective interest method based on the contractual life of the mortgage loan.  The method of recognizing interest or amortization income is based on the contractual life of the mortgage loan.  Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement.  For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the mortgage loan.  When the fair value of the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of investments in partnerships and joint ventures, hedge funds, real estate investments, derivative instruments, non-marketable equity securities, low income housing investments qualifying for tax credits (LIHTC), trading securities, and securities of consolidated investment funds that operate under the Investment Company Act of 1940 (40 Act Funds).  Investments in partnerships, joint venture interests and hedge funds are recorded under the cost or equity method of accounting, except those held by consolidated sponsored investment funds (Note 4).  As a practical expedient, consolidated investment funds estimate the fair value of interests in the portfolio funds using the net asset value per share as determined by the respective investment manager.  The changes in estimated fair value for these assets are recognized in net investment income.  Non-marketable equity securities are carried at estimated fair value with unrealized gains or losses recognized in OCI.  Trading securities and the securities of the 40 Act Funds are reported at estimated fair value with changes in estimated fair value recognized in net realized investment gain (loss).

Cost method investments are assessed for impairment.  An impairment occurs if it is probable that the Company will not be able to recover the carrying amount of the investment and is written down to its estimated fair value.

Real estate investments are carried at depreciated cost, net of write-downs.  For real estate acquired in satisfaction of debt, cost represents fair value at the date of acquisition.  Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period.  When the future estimated undiscounted cash flows are less than the current carrying amount of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its estimated fair value.

Investments in LIHTC are recorded under the effective interest method since they meet certain requirements, including a projected positive yield based solely on guaranteed credits.  The amortization of the original investment and the tax credits are recorded in the provision for income taxes.

All derivatives, whether designated in a hedging relationship or not, are required to be recorded at estimated fair value.  If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss).  If the derivative is designated as a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss).  The change in estimated value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item.  For derivative instruments not designated as a hedge, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis.  For derivatives that are hedging securities, these amounts are included in net investment income.  For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses.  For derivatives not designated as a hedge, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis.  Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is reclassified into earnings into either net investment income, net realized investment gain (loss), interest credited to policyholder account balances, or operating and other expenses when the forecasted transactions affect earnings.  Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying amount of the hedged item is amortized into either net investment income, interest credited to policyholder account balances, or operating and other expenses over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date.  Cash equivalents consist primarily of U.S. Treasury bills and money market securities.

RESTRICTED CASH

Restricted cash primarily consists of liquidity reserves related to VIEs, security deposits, commitment fees, cash collateral, cash held in trusts, maintenance reserve payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC.  DAC related to internally replaced contracts is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract.  However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed.  The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are generally amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts.  Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization.  DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.  DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits, DAC amortization may be negative, which would result in an increase to the DAC balance.  Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins.  The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.75% depending on the product.  A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period.  In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.  All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed at least annually to ensure that the unamortized balance does not exceed expected recoverable EGPs.

AIRCRAFT, NET

The Company records aircraft and other aircraft components at cost less accumulated depreciation.  Cost consists of the acquisition price, including interest capitalized during the construction period of a new aircraft, and major additions and modifications.  Depreciation to estimated residual values is computed using the straight-line method over the estimated useful life of the aircraft, which is generally 25 years from the date of manufacture.  Major improvements to aircraft are capitalized as incurred and depreciated over the shorter of the remaining useful life of the aircraft or the useful life of the improvement.  The Company evaluates carrying amount of aircraft quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable.  The Company will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated undiscounted cash flows, the recoverability has been impaired.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired.  Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired.  Goodwill is included in other assets and was $63 million as of December 31, 2016 and 2015.  There were no goodwill impairments recognized during the years ended December 31, 2016, 2015 and 2014.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts, such as funding agreements, are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments.  Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate.  Interest credited to these contracts ranged from 0.1% to 10.7%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement, structured settlement and immediate annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses.  Interest rates used in establishing such liabilities ranged from 0.8% to 11.0%.

The Company offers annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions.  If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g., GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 10).  All other GLB guarantees are accounted for as embedded derivatives (Note 8).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as an unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC.  Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are composed of benefit reserves and additional liabilities.  Benefit reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue.  Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations.  Interest rate assumptions ranged from 3.0% to 9.3%.  Future dividends for participating business are provided for in the liability for future policy benefits.  Additional liabilities are held for certain insurance benefit features that have amounts assessed in a manner that is expected to result in profits in earlier years and subsequent losses.  The additional liability is valued using a range of scenarios, rather than a single set of best estimate assumptions, which are consistent with assumptions used in estimated gross profits for purposes of amortizing capitalized acquisition costs.

As of December 31, 2016 and 2015, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits.  Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth.  As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company.  The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The Company has assumed reinsurance agreements with other insurance companies, which primarily include traditional life reinsurance and non-traditional longevity reinsurance.  Reinsurance agreements related to nontraditional longevity reinsurance are assumed from Pacific Life Re Limited (PLR), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp.  PLR is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland, Australia and to insurers in select markets in Asia.  Non-traditional longevity reinsurance provides protection to retirement plans and insurers of such plans against changes in mortality improvement.  With a non-traditional longevity reinsurance transaction, the Company agrees with another party to exchange a predefined benefit and the realized benefit for a premium.

The Company utilizes reinsurance accounting for ceded and assumed transactions when risk transfer provisions have been met.  To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue, benefit, and expense accounts.  Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage.  Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance receivables included in other assets and net reinsurance payables included in other liabilities.  Reinsurance receivables and payables may include balances due from reinsurance companies for paid and unpaid losses.  Reinsurance terminations and recapture gains are recorded in other income.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due.  Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses for contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue.  Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR.  The timing of policy fee revenue recognition is determined based on the nature of the fees.  Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Funds Series Trust, the investment vehicle for the Company’s mutual fund products and other funds.  These fees are based upon the net asset value of the underlying portfolios and are recorded as earned.  Related subadvisory expense is included in operating and other expenses.

Aircraft leases are generally accounted for as operating leases and are structured as triple net leases whereby the lessee is responsible for maintaining the aircraft and paying operational, maintenance and insurance expenses.  The aircraft leases require payment in U.S. dollars.  Aircraft leasing revenue is recognized on a straight-line basis over the term of the lease agreements.  The Company has capital leases in the amount of $254 million and $100 million as of December 31, 2016 and 2015, respectively, which are included in other assets.

DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years.  Depreciation and amortization of aircraft and certain other assets are included in operating and other expenses.  Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return and the combined California franchise tax return of PMHC and are allocated tax expense or benefit based principally on the effect of including their operations in these returns under a tax sharing agreement.  Certain of the Company’s non-insurance subsidiaries also file separate state tax returns, if necessary.  Generally, a life insurance company cannot be treated as an includable corporation in a consolidated return with nonlife companies unless it has been a member of the affiliated group for five taxable years.  For this reason, the Company’s life insurance companies meeting this criterion file separate Federal income tax returns.  Some of the Company’s non-U.S. subsidiaries are subject to tax in Singapore and other jurisdictions.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

The Company evaluates all identified contingent matters on an individual basis.  A loss is recorded if probable and reasonably estimable.  The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.  The Company does not record gain contingencies.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and variable life contracts, as well as other guaranteed and non-guaranteed accounts.  Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds.  A separate account liability is recorded equal to the amount of separate account assets.  Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows.  Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies.  However, considerable judgment is often required to interpret market data used to develop the estimates of fair value.  Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange.  The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair value amounts.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In April 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2015-03, which requires debt issuance costs to be presented as a direct deduction from the associated debt liability.  The guidance in the new standard is limited to the presentation of debt issuance costs and does not affect the recognition and measurement of debt issuance costs.  On January 1, 2016, the Company retrospectively adopted this ASU which resulted in a change in presentation of these costs on the consolidated statements of financial condition and Note 11.  Other assets and debt as of December 31, 2015 have decreased by $84 million to reflect the change in presentation of debt issuance costs.

In February 2015, the FASB issued ASU 2015-02, which changes the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities.  All legal entities with which the Company is involved are subject to reevaluation under the revised consolidation model.  The amendments modify the evaluation of whether limited partnerships and similar legal entities are VIEs or voting interest entities, eliminate the presumption that a general partner should consolidate a limited partnership, and affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships.  The Company adopted this ASU retrospectively on January 1, 2016.  The adoption did not have a material impact on the VIE footnote (Note 4) and had no impact on the Company’s consolidated financial statements.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS

In November 2016, the FASB issued ASU 2016-18 that provides guidance on the classification and presentation of changes in restricted cash on the statement of cash flows.  This ASU will require companies to include restricted cash within cash and cash equivalents when reconciling the beginning of period and end of period total amounts shown on the statement of cash flows.  Transfers between cash, cash equivalents and restricted cash during the period should not be reflected in the statement of cash flows.  This ASU is effective January 1, 2018 and will be applied retrospectively.  Adoption will change the Company’s presentation of restricted cash on the consolidated statements of cash flows with the inclusion of the restricted cash balance in the beginning and ending cash and cash equivalents balance and the elimination of the restricted cash activity included in other financing activities, net in the cash flows from financing activities.

In June 2016, the FASB issued ASU 2016-13 that provides guidance on measurement of credit losses on financial instruments.  This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses.  The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts.  The guidance also requires enhanced disclosures.  The effective date to adopt this ASU is January 1, 2021 with a cumulative-effect adjustment to retained earnings under a modified-retrospective approach.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02 that provides guidance on leasing transactions.  The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months.  Consistent with current guidance, leases would be classified as finance or operating leases.  However, unlike current guidance, the new guidance will require both types of leases to be recognized on the consolidated statements of financial condition by the lessee.  Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes.  The new guidance will also require new qualitative and quantitative disclosures.  The new guidance is effective January 1, 2019, and requires a modified retrospective transition approach which includes a number of optional practical expedients.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01 that amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments.  The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments.  Under the guidance, the change which most significantly impacts the Company is that equity securities currently classified as available for sale will be measured at fair value through net income instead of OCI.  Additionally, equity interests in limited partnerships interests and joint ventures currently accounted for under the cost method will also be measured at fair value.  The effective date to adopt this ASU is January 1, 2018 and will be applied prospectively.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, a new revenue recognition standard.  The new guidance will supersede nearly all existing revenue recognition guidance under U.S. GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees.  For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services.  This ASU is effective on January 1, 2018 and will be adopted retrospectively or under a modified retrospective approach.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2.                          STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

The NE DOI has a prescribed accounting practice for certain synthetic guaranteed interest contract (GIC) reserves that differs from National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP).  The NE DOI reserve method is based on an annual accumulation of 30% of the contract fees on synthetic GICs and is subject to a maximum of 150% of the annualized contract fees.  This reserve amounted to $63 million and $62 million as of December 31, 2016 and 2015, respectively, and has been recorded by Pacific Life.  The NAIC SAP basis for this reserve equals the excess, if any, of the value of guaranteed contract liabilities over the market value of the assets in the segregated portfolio less deductions based on asset valuation reserve factors.  As of December 31, 2016 and 2015, the reserve for synthetic GICs using the NAIC SAP basis was zero.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of Pacific Life was $850 million, $520 million and $635 million for the years ended December 31, 2016, 2015 and 2014, respectively.  Statutory capital and surplus of Pacific Life was $8,548 million and $7,762 million as of December 31, 2016 and 2015, respectively.

AFFILIATED REINSURANCE

Pacific Life cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party letters of credit or note facilities.  As of December 31, 2016, Pacific Life’s total statutory reserve credit was $2,081 million, of which $1,347 million was supported by third-party letters of credit and note facilities.  As of December 31, 2015, Pacific Life’s total statutory reserve credit was $1,901 million, of which $1,249 million was supported by third-party letters of credit and note facilities, as described below.

Pacific Life utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s UL products with flexible duration no lapse guarantee rider (FDNLGR) benefits.  Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department).  PAR Vermont and PBRC are wholly owned subsidiaries of Pacific Life and accredited authorized reinsurers in Nebraska.  Pacific Life cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC.  Reinsurance ceded to PAR Vermont is net of the reinsurance ceded under an excess of loss reinsurance agreement with a commercial reinsurer.  Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at Pacific Life.

Reserves in excess of the economic reserves held at PAR Vermont are supported by a letter of credit agreement provided by a highly rated bank, which has a maximum commitment amount of $843 million and a 20 year term expiring October 2031.  The letter of credit agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont.  The letter of credit has been approved as an admissible asset by the Vermont Department for PAR Vermont statutory accounting.  As of December 31, 2016 and 2015, the letter of credit amounted to $730 million and $680 million, respectively, and was held in a trust with Pacific Life as beneficiary.  PAR Vermont admitted $730 million and $677 million as assets in its statutory financial statements as of December 31, 2016 and 2015, respectively.

Reserves in excess of the economic reserves held at PBRC are supported by a note facility with a maximum commitment amount of $400 million.  This facility is non-recourse to Pacific Life or any of its affiliates, other than PBRC.  Through this facility, PBRC issued a surplus note in 2013 with a maturity date of December 2043 and received a note receivable in return with a maturity date of December 2038.  The note receivable is credit enhanced by a highly rated third-party reinsurer for 20 years with a five year extension.  The note receivable has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting.  As of December 31, 2016 and 2015, the note receivable amounted to $210 million and $159 million, respectively, and was held in a trust with Pacific Life as beneficiary.  PBRC admitted $210 million and $159 million as an asset in its statutory financial statements as of December 31, 2016 and 2015, respectively.

Pacific Life has reinsurance agreements with Pacific Life Reinsurance (Barbados) Ltd. (PLRB), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific LifeCorp.  The underlying reinsurance is comprised of coinsurance and YRT treaties.  Pacific Life retroceded the majority of the underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to PLRB (PLRB Agreement).  The PLRB Agreement is accounted for under deposit accounting for U.S. GAAP and as reinsurance under statutory accounting principles.  The statutory accounting reserve credit is supported by cash, funds withheld at Pacific Life and a $407 million letter of credit issued to PLRB by a highly rated bank for the benefit of Pacific Life, which was renewed in August 2016 and expires August 2021.  In connection with the reinsurance arrangements between Pacific Life and PLRB, Pacific LifeCorp entered into a capital maintenance agreement.

Pacific Annuity Reinsurance Company (PARC) is a captive reinsurance company subject to regulatory supervision by the Arizona Department of Insurance.  PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life.  Base annuity contracts are reinsured on a modified coinsurance basis and the contract guarantees are reinsured on a coinsurance with funds withheld basis.  In December 2012, the effective date of the reinsurance agreement, Pacific Life ceded 5% of its inforce variable annuity business to PARC, after third-party reinsurance, and ceded 5% of new business issued thereafter.  PARC is a wholly owned subsidiary of Pacific LifeCorp.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2016 and 2015, Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company wholly owned by Pacific Life, PAR Vermont, and PBRC all exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws.  These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp.  Based on these restrictions and 2016 statutory results, Pacific Life could pay $803 million in dividends in 2017 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.  Pacific Life did not pay any dividends to Pacific LifeCorp during the years ended December 31, 2016 and 2015.  During the year ended December 31, 2014, Pacific Life paid dividends to Pacific LifeCorp of $200 million.

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the State of Arizona insurance laws.  These laws require (i) notification to the Arizona Department of Insurance (AZ DOI) for the declaration and payment of any dividend and (ii) approval by the AZ DOI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Based on this limitation and 2016 statutory results, PL&A could pay $40 million in dividends to Pacific Life in 2017 without prior regulatory approval.  During the years ended December 31, 2016, 2015 and 2014, PL&A paid dividends to Pacific Life of $39 million, $37 million and $35 million, respectively.

3.                          CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (the Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale in 1997.  The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends would not change.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $246 million and $260 million as of December 31, 2016 and 2015, respectively.  Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $252 million and $268 million as of December 31, 2016 and 2015, respectively.  The net contribution to income from the Closed Block was $3 million, zero and $3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

4.                          VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary.  A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.  Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

CONSOLIDATED VIEs

The following table presents, as of December 31, 2016 and 2015, the consolidated assets and consolidated liabilities, which has been consolidated because the Company is the primary beneficiary:

	Consolidated VIEs
	Consolidated	Consolidated
	Assets	Liabilities
	(In Millions)
December 31, 2016:
Commercial mortgage-backed securities	$1,804	$1,524
Sponsored investment funds	260	22
Other	25	19
Total	$2,089	$1,565

December 31, 2015:
Commercial mortgage-backed securities	$1,805	$1,525
Sponsored investment funds	204	10
Aircraft securitization	857	443
Total	$2,866	$1,978

COMMERCIAL MORTGAGE-BACKED SECURITIES

Pacific Life has purchased significant interests in multiple commercial mortgage-backed security trusts secured by commercial real estate properties (CMBS VIE).  The trusts are classified as VIEs as they have no total equity investment at risk and while no future equity infusions should be required to permit the entities to continue their activities, accounting guidance requires trusts with no equity at risk to be classified as VIEs.  The Company has determined that it is the primary beneficiary of the VIEs due to the significant control over the collateral the Company has in the event of a default and has consolidated the VIEs into the consolidated financial statements of the Company.  The assets of the CMBS VIE can only be used to settle their respective liabilities, and the Company is not responsible for any principal or interest shortfalls.  The Company’s exposure is limited to its investment of $279 million as of December 31, 2016 and 2015.  Non-recourse debt consolidated by the Company was $1,521 million as of December 31, 2016 and 2015 (included in CMBS VIE debt in Note 11).

SPONSORED INVESTMENT FUNDS

The Company has leveraged internal expertise to bring investment strategies/products to sophisticated institutional investors and qualified institutional buyers.  Structured as limited partnerships, the Company has provided the initial cash and noncash investments to provide seed capital for these products for the purpose of refining the investment strategies and developing a performance history.  Based on the design and operation of the limited partnership arrangements, the Company concluded that these legal entities are subject to consolidation under the variable interest rules and that the Company is the primary beneficiary.  It is anticipated that the Company will continue to maintain a controlling interest in some, but not all, of the limited partnerships.  The Company reevaluates its standing as the primary beneficiary on a quarterly basis or upon the occurrence of specified events.  Short-term non-recourse debt consolidated by the Company was $21 million and $10 million as of December 31, 2016 and 2015, respectively (included in other VIE debt in Note 11).  The line of credit has a $55 million borrowing capacity.  The Company’s unfunded commitment to the limited partnerships was $244 million and $75 million as of December 31, 2016 and 2015, respectively.

AIRCRAFT SECURITIZATION

During 2005, Aviation Capital Group Corp., a wholly owned subsidiary of Pacific Life engaged in the acquisition and leasing of commercial aircraft (ACG), sponsored a financial asset securitization secured by aircraft.  The transaction was classified as a VIE as the total equity investment at risk was insufficient to finance its activities without additional subordinated financial support.  ACG received ongoing compensation for its role as the remarketing and administrative agent and for various aircraft-related services.

ACG was the primary beneficiary of the securitization because it owned 100% of the equity and had a controlling financial interest in the VIE.  As such, the securitization was included in the consolidated financial statements of the Company.  Non-recourse debt consolidated by the Company was $282 million as of December 31, 2015 (included in ACG VIE debt in Note 11).

During 2016, all of the outstanding debt associated with the securitization sponsored in 2005 was retired.  The total equity at risk is sufficient to finance the activities of the securitization and it no longer qualifies as a VIE.  However, the Company consolidates the assets and liabilities of the securitization, which remained a wholly owned subsidiary of ACG.

FINANCING STRUCTURES

ACG has participated in the design and formation of certain wholly owned legal entities that are consolidated.  These legal entities enable ACG’s lenders to perfect their security interest in financing structures used to purchase, lease, and obtain financings secured by various aircraft.  These legal entities have entered into loans with various third parties and financial institutions which are primarily guaranteed by ACG and supported by secondary guarantees from either the Export-Import Bank of the United States (Ex-Im) or the export credit agencies of the UK, France and/or Germany (ECA).  These legal entities are considered VIEs because they do not have sufficient equity at risk.  Additionally, ACG bears significant risk of loss (through guarantees of the loans that are recourse to ACG), participates in gains through a capital lease and has the power to direct the activities that most significantly impact the economic performance of these legal entities.  Therefore, it has been determined that ACG is the primary beneficiary of these VIEs.

Aircraft assigned as collateral with these financing structures as of December 31, 2016 and 2015, totaled $1,619 million and $1,822 million, respectively, and are included in aircraft, net on the consolidated statements of financial condition.  Also, as of December 31, 2016 and 2015, debt, recourse only to ACG, associated with these financing structures totaled $886 million and $1,135 million, respectively, and are included in debt on the consolidated statements of financial condition.  See Notes 7 and 11.

NON-CONSOLIDATED VIEs

The following table presents the carrying amount and classification of the assets, relating to VIEs in which the Company holds a variable interest but does not consolidate because it is not the primary beneficiary.  The Company has determined that it is not the primary beneficiary of these VIEs because it does not have the power to direct their most significant financial activities.  Also presented is the maximum exposure to loss which includes the carrying amount and any unfunded commitments assuming the commitments are fully funded.

	Non-consolidated VIEs
		Maximum
	Carrying	Exposure to
	Amount	Loss
	(In Millions)
December 31, 2016:
Mortgage loans	$88	$104
Private equity	520	989
Real estate	152	200
Other	13	13
Total	$773	$1,306

December 31, 2015:
Mortgage loans	$60	$104
Private equity	746	1,215
Real estate	54	54
Other	56	56
Total	$916	$1,429

MORTGAGE LOANS

Included in mortgage loans is a non-recourse construction loan to a non-consolidated VIE.

PRIVATE EQUITY

Private equity are limited partnership investment funds that are reported in other investments.

REAL ESTATE

Real estate are limited partnership investments that are unconsolidated and accounted for under the equity method which are reported in other investments.

OTHER NON-CONSOLIDATED VIEs NOT INCLUDED IN THE TABLE ABOVE

As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor.  The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations, and other asset-backed securities which are reported in fixed maturities securities available for sale.  The Company’s maximum exposure to loss for these investments is limited to its carrying amount.  See Note 6 for the net carrying amount and estimated fair value of the structured security investments.

5.                          DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2016	2015	2014
	(In Millions)
Balance, January 1	$4,719	$4,742	$4,214
Additions:
Capitalized during the year	490	544	608
Amortization:
Allocated to commission expenses	(547)	(806)	15
Allocated to operating expenses	(21)	(28)	(1)
Total amortization	(568)	(834)	14
Allocated to OCI	(132)	267	(94)
Balance, December 31	$4,509	$4,719	$4,742

During the years ended December 31, 2016, 2015 and 2014, the Company revised certain assumptions utilized to develop EGPs for its products subject to DAC amortization.  This resulted in increases in DAC amortization expense of $18 million and $51 million for the years ended December 31, 2016 and 2015, respectively, and a decrease in DAC amortization expense of $39 million for the year ended December 31, 2014.  The revised EGPs also resulted in decreased URR amortization of $21 million and $128 million for the years ended December 31, 2016 and 2014, respectively, and increased URR amortization of $27 million for the year ended December 31, 2015.

Components of the capitalized sales inducement balance included in the DAC asset are as follows:

	Years Ended December 31,
	2016	2015	2014
	(In Millions)
Balance, January 1	$583	$667	$597
Deferred costs capitalized during the year	14	17	29
Amortization of deferred costs	(52)	(101)	41
Balance, December 31	$545	$583	$667

6.                          INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below.  The net carrying amount of fixed maturity securities available for sale represents amortized cost adjusted for OTTI recognized in earnings and terminated fair value hedges.  The net carrying amount of equity securities available for sale represents cost adjusted for OTTI.  See Note 12 for information on the Company’s estimated fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2016:
U.S. Government	$49	$7		$56
Obligations of states and political subdivisions	810	132	$2	940
Foreign governments	551	41	7	585
Corporate securities	35,739	1,916	442	37,213
RMBS	2,197	95	36	2,256
CMBS	924	24	11	937
Other asset-backed securities	1,221	54	15	1,260
Total fixed maturity securities	$41,491	$2,269	$513	$43,247

Perpetual preferred securities	$62	$9	$2	$69
Other equity securities	28	4	1	31
Total equity securities	$90	$13	$3	$100

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2015:
U.S. Government	$49	$8		$57
Obligations of states and political subdivisions	815	125	$2	938
Foreign governments	546	52	6	592
Corporate securities	31,727	1,630	691	32,666
RMBS	2,490	115	49	2,556
CMBS	796	24	7	813
Collateralized debt obligations	55	10		65
Other asset-backed securities	993	57	12	1,038
Total fixed maturity securities	$37,471	$2,021	$767	$38,725

Perpetual preferred securities	$84	$6	$4	$86
Other equity securities	1	1		2
Total equity securities	$85	$7	$4	$88

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2016, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
Due in one year or less	$1,334	$24	$2	$1,356
Due after one year through five years	6,974	489	40	7,423
Due after five years through ten years	16,727	423	179	16,971
Due after ten years	12,114	1,160	230	13,044
	37,149	2,096	451	38,794
Mortgage-backed and asset-backed securities	4,342	173	62	4,453
Total fixed maturity securities	$41,491	$2,269	$513	$43,247

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater.  Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other investments, which include equity securities available for sale and cost method investments.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2016:
Obligations of states and political subdivisions	2	$103	$2
Foreign governments	7	69	7
Corporate securities	794	10,001	442
RMBS	113	967	36
CMBS	18	322	11
Other asset-backed securities	66	584	15
Total fixed maturity securities	1,000	12,046	513

Perpetual preferred securities	3	13	2
Other equity securities	3	9	1
Other investments	7	18	4
Total other investments	13	40	7
Total	1,013	$12,086	$520

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2016:
Obligations of states and political subdivisions	2	$103	$2
Foreign governments	4	43	3	3	$26	$4
Corporate securities	648	8,559	326	146	1,442	116
RMBS	32	441	6	81	526	30
CMBS	13	293	9	5	29	2
Other asset-backed securities	49	455	7	17	129	8
Total fixed maturity securities	748	9,894	353	252	2,152	160

Perpetual preferred securities				3	13	2
Other equity securities	3	9	1
Other investments	4	9	1	3	9	3
Total other investments	7	18	2	6	22	5
Total	755	$9,912	$355	258	$2,174	$165

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2015:
Obligations of states and political subdivisions	3	$134	$2
Foreign governments	10	62	6
Corporate securities	989	10,785	691
RMBS	101	972	49
CMBS	17	273	7
Other asset-backed securities	60	533	12
Total fixed maturity securities	1,180	12,759	767

Perpetual preferred securities	4	18	4
Other investments	4	18	5
Total other investments	8	36	9
Total	1,188	$12,795	$776

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2015:
Obligations of states and political subdivisions	3	$134	$2
Foreign governments	7	43	5	3	$19	$1
Corporate securities	831	9,473	413	158	1,312	278
RMBS	31	467	5	70	505	44
CMBS	17	273	7
Other asset-backed securities	57	527	10	3	6	2
Total fixed maturity securities	946	10,917	442	234	1,842	325

Perpetual preferred securities	2	9	1	2	9	3
Other investments	4	18	5
Total other investments	6	27	6	2	9	3
Total	952	$10,944	$448	236	$1,851	$328

The gross unrealized losses on available for sale securities and other investments in the tables above decreased from $776 million as of December 31, 2015 to $520 million as of December 31, 2016.  This decrease is primarily due to increases in the energy, metals and mining sectors, as a result of increases in oil, natural gas, and commodity prices.

The Company has evaluated fixed maturity securities available for sale and other investments with gross unrealized losses and has determined that the unrealized losses are temporary.  The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The Company has a securities lending program whereby the Company lends fixed maturity securities to financial institutions in short-term arrangements.  The Company requires cash collateral equal to 102% of the estimated fair value of the loaned securities.  All securities lending agreements are callable by the Company at any time.  The contractual maturity on all securities lending arrangements is overnight and continuous.  The following table presents the Company’s security loans outstanding and the corresponding collateral held:

	December 31,
	2016	2015
	(In Millions)
Security loans outstanding, estimated fair value (1)	$178	$157
Reinvestment portfolio, estimated fair value (2)	184	161
Cash collateral liability (3)	184	161

(1)    Included within fixed maturity securities available for sale, at estimated fair value and comprised of corporate securities.

(2)    The reinvestment portfolio acquired with the cash collateral consists primarily of investments in reverse repurchase agreements collateralized by U.S. Treasuries and is included in cash and cash equivalents.

(3)    Included in other liabilities.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2016	2015	2014
	(In Millions)
Fixed maturity securities	$1,812	$1,688	$1,629
Equity securities	3	4	5
Mortgage loans	550	582	451
Real estate	120	103	102
Policy loans	205	201	202
Partnerships and joint ventures	39	106	165
Other	40	37	21
Gross investment income	2,769	2,721	2,575
Investment expense	182	164	167
Net investment income	$2,587	$2,557	$2,408

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2016	2015	2014
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$37	$26	$47
Gross losses on sales	(13)	(8)	(14)
Total fixed maturity securities	24	18	33

Equity securities:
Gross gains on sales	1	5	7
Total equity securities	1	5	7

FVO securities and trading securities	(3)	(33)	69
Real estate	78	2	(1)
Variable annuity GLB embedded derivatives	155	60	(706)
Variable annuity GLB policy fees	161	209	199
Variable annuity derivatives - total return swaps	(107)	(21)	(96)
Variable annuity derivatives - futures	(260)	(46)	(96)
Fixed indexed annuity embedded derivatives	(47)	(5)	(27)
Fixed indexed annuity derivatives - futures	45	(2)	21
Equity put options			(32)
Synthetic GIC policy fees	44	44	44
Foreign currency and interest rate swaps	(7)	25	26
Life indexed account embedded derivatives	(100)	51	(136)
Life indexed account derivatives - call options	98	(58)	126
Other	28	(15)	(28)
Net realized investment gain (loss)	$110	$234	$(597)

The tables below summarize the OTTI by investment type:

	Recognized in	Included in
	Earnings	OCI	Total
	(In Millions)
Year ended December 31, 2016:
Corporate securities	$22	$3	$25
RMBS	12	8	20
OTTI - fixed maturity securities	34	11	45
Other investments	6		6
Real estate	2		2
Total OTTI	$42	$11	$53

Year ended December 31, 2015:
Corporate securities	$70		$70
RMBS	2	$6	8
Perpetual preferred securities	9		9
OTTI - fixed maturity and equity securities	81	6	87
Mortgage loans	11		11
Other investments	4		4
Total OTTI	$96	$6	$102

Year ended December 31, 2014:
Corporate securities	$2		$2
RMBS	5	$4	9
Perpetual preferred securities	2		2
OTTI - fixed maturity and equity securities	9	4	13
Mortgage loans	14		14
Real estate	1		1
Total OTTI	$24	$4	$28

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2016	2015
	(In Millions)
Cumulative credit loss, January 1	$187	$188
Additions for credit impairments recognized on:
Securities previously other than temporarily impaired	10	2
Securities not previously other than temporarily impaired	2
Total additions	12	2

Reductions for credit impairments previously recognized on:
Securities due to an increase in expected cash flows and time value of cash flows	(4)	(3)
Securities sold	(21)
Total subtractions	(25)	(3)
Cumulative credit loss, December 31	$174	$187

The tables below present gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Millions)
December 31, 2016:
Obligations of states and political subdivisions		$2	$2
Foreign governments		7	7
Corporate securities	$4	438	442
RMBS	20	16	36
CMBS		11	11
Other asset-backed securities		15	15
Total fixed maturity securities	$24	$489	$513

Perpetual preferred securities		$2	$2
Other equity securities		1	1
Total equity securities	—	$3	$3

December 31, 2015:
Obligations of states and political subdivisions		$2	$2
Foreign governments		6	6
Corporate securities	$2	689	691
RMBS	35	14	49
CMBS		7	7
Other asset-backed securities		12	12
Total fixed maturity securities	$37	$730	$767

Perpetual preferred securities		$4	$4
Total equity securities	—	$4	$4

The change in unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,
	2016	2015	2014
	(In Millions)
Available for sale securities:
Fixed maturity	$502	$(1,648)	$1,380
Equity	7		(4)
Total available for sale securities	$509	$(1,648)	$1,376

Trading securities, included in other investments, totaled $252 million and $209 million as of December 31, 2016 and 2015, respectively.  The cumulative net unrealized gain (loss) on trading securities held as of December 31, 2016 and 2015 were zero and ($2) million, respectively.  Net unrealized gain (loss) recognized in net realized investment gain (loss) on trading securities still held at the reporting date were $1 million, ($4) million and $1 million as of December 31, 2016, 2015 and 2014, respectively.

FVO securities consist of U.S. Government securities.  FVO securities totaled $529 million and $536 million as of December 31, 2016 and 2015, respectively.  The change in unrealized gain (loss) on FVO securities is recognized in net realized investment gain

(loss) and was ($7) million and ($27) million for the years ended December 31, 2016 and 2015, respectively.  Interest income earned from FVO securities is recorded in net investment income and was $17 million for the years ended December 31, 2016 and 2015.

As of December 31, 2016 and 2015, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $12,175 million and $11,092 million as of December 31, 2016 and 2015, respectively.  Mortgage loans are collateralized primarily by commercial properties primarily located throughout the U.S.  As of December 31, 2016, $2,395 million, $1,705 million, $1,679 million, $1,390 million and $1,139 million were located in Texas, California, New York, Washington and District of Columbia, respectively.  Included in the December 31, 2016 amounts for Texas and New York are $1,050 million and $750 million, respectively, consolidated from the CMBS VIEs (Note 4).  As of December 31, 2016, $319 million and $163 million were located in Canada and the UK, respectively.  The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2016 or 2015.  As of December 31, 2016, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored weekly.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.  See Note 12.

As of December 31, 2016, there were 14 loans with a book value of $307 million that were considered impaired.  Since the estimated fair value of the underlying collateral on these loans was greater than their carrying amount of the loans, no impairment loss was recorded.  As of December 31, 2015, there were 16 loans with a book value of $153 million that were considered impaired and an impairment loss of $12 million (gross of reinsurance of $1 million) was recognized for the year ended December 31, 2015 as the fair value of the underlying collateral of two of these loans was lower than their carrying amount.  No impairment loss was recorded on the other 14 loans since the estimated fair value of the collateral was higher than their carrying amount.  As of December 31, 2014, there were six loans with a book value of $62 million that were considered impaired.  As the estimated fair value of the collateral on three of these loans was lower than their carrying amount, an impairment loss of $18 million (gross of reinsurance of $4 million) was recorded.  No impairment loss was recorded on the other three loans since the estimated fair value of the collateral was higher than their carrying amount.  Separately during 2014, one loan totaling $40 million was returned to the Company through a deed in lieu of foreclosure process and became a real estate property investment.

The following tables set forth mortgage loan credit levels as of December 31, 2016 and 2015 ($ In Millions):

	December 31, 2016
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$2	3.07							$2	3.07
Apartment	701	1.85	$138	1.09					839	1.73
Golf course	23	2.33	15	0.88	$42	1.05	$52	0.79	132	1.16
Lodging	1,321	2.51					175	0.86	1,496	2.32
Industrial					18	2.21			18	2.21
Mobile home park	192	2.77							192	2.77
Office	3,357	2.02	446	1.62			21	0.38	3,824	1.97
Office - VIE	750	3.47							750	3.47
Residential	38	1.45							38	1.45
Retail	2,336	2.20							2,336	2.20
Retail - VIE	1,050	3.24							1,050	3.24
Construction	1,498								1,498
Total mortgage loans	$11,268	2.37	$599	1.48	$60	1.40	$248	0.80	$12,175	2.28

	December 31, 2015
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$640	1.79	$143	1.24	$46	1.06			$829	1.65
Golf course	11	2.64	17	0.69	59	1.47	$55	0.87	142	1.23
Lodging	718	2.12			175	0.70			893	1.84
Industrial							18	1.70	18	1.70
Mobile home park	195	2.49							195	2.49
Office	3,818	2.03					21	0.32	3,839	2.02
Office - VIE	750	3.00							750	3.00
Residential	6	1.44							6	1.44
Resort	478	2.94							478	2.94
Retail	1,613	2.22							1,613	2.22
Retail - VIE	1,050	1.14							1,050	1.14
Construction	1,279								1,279
Total mortgage loans	$10,558	2.09	$160	1.18	$280	0.92	$94	0.91	$11,092	2.03

Real estate investments totaled $641 million and $345 million as of December 31, 2016 and 2015, respectively.  As of December 31, 2016, the Company had one real estate investment property with a book value prior to impairment measurement of $4 million that was considered impaired and an impairment loss of $2 million was recognized as the fair value of this property was lower than its carrying amount.  The Company had no real estate investment impairments during the year ended December 31, 2015.  As of December 31, 2014, there were four properties with a book value prior to impairment measurement of $10 million that were considered impaired and an impairment loss of $1 million was recognized as the fair value of these properties was lower than their carrying amount.  See Note 12.

7.                          AIRCRAFT, NET

Aircraft, net, consists of the following:

	December 31,
	2016	2015
	(In Millions)
Aircraft	$9,552	$10,249
Accumulated depreciation	1,697	1,942
Aircraft, net	$7,855	$8,307

The following table presents, by year, the future minimum operating lease rentals ACG is due under noncancelable operating leases as of December 31, 2016 (In Millions):

Years Ended December 31:
2017	$810
2018	769
2019	704
2020	607
2021	510
Thereafter	1,135
Total	$4,535

Future minimum operating lease rentals to foreign customers represented 86% of the total.

Included in the table above are aircraft subleased to airlines with lease maturity dates ranging from 2021 to 2024 with total future rentals of $162 million.  The revenue related to these aircraft, included in aircraft leasing revenue, was $27 million for each of the years ended December 31, 2016, 2015 and 2014.  During 2011 to 2013, these aircraft were sold to third parties and subsequently leased back under operating leases with maturity dates ranging from 2023 to 2025 with total minimum future lease commitments on these operating leases of $161 million.

As of December 31, 2016 and 2015, aircraft under operating lease with a carrying amount of $1,839 million and $2,871 million, respectively, were assigned as collateral to secure debt (Notes 4 and 11).

During the years ended December 31, 2016, 2015 and 2014, aircraft impairments of $152 million, $39 million and $37 million, respectively, were recognized and included in operating and other expenses.  See Note 12.

Two and three aircraft were not subject to a signed lease or sales commitment, collectively representing approximately 1% of the carrying amount of aircraft as of December 31, 2016 and 2015, respectively.

During the years ended December 31, 2016, 2015 and 2014, ACG had non cash transfers from aircraft orders and deposits (included in other assets) to aircraft, net of $319 million, $56 million and $443 million, respectively.

During the years ended December 31, 2016, 2015 and 2014, gain (loss) on the sale of aircraft of $11 million, ($1) million and $8 million, respectively, were recognized and included in other income.  Aircraft held for sale totaled $325 million and $244 million as of December 31, 2016 and 2015, respectively, and are included in aircraft, net.

During 2006, ACG and a bank sponsored a 50/50 joint venture.  As ACG maintained control over the joint venture activities, ACG had a controlling financial interest and consolidated it as a subsidiary.  During 2015, the non-recourse debt was paid off and ACG assumed the bank’s unfunded portion of the liabilities in exchange for the bank’s 50% equity interest.  As a result, the noncontrolling interest related to this joint venture was reduced to zero.

See Note 18 for future aircraft purchase commitments.

8.                          DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, equity risk, and credit risk.  Derivative instruments are also used to manage the duration mismatch of assets and liabilities.  The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.  In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value.  The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship.  At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction.  In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item.  The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

DERIVATIVES NOT DESIGNATED AS HEDGING

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives.  When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.  These variable annuity GLBs are considered embedded derivatives.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially reinsured by third party reinsurers.  These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued.  The ceded portion of these GLBs is considered an embedded derivative.  The Company also reinsures certain variable annuity contracts with guaranteed minimum benefits to an affiliated reinsurer.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance.  The Company utilizes total return swaps and exchange-traded equity futures based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products.  Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap.  In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily estimated fair value of those contracts.  The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates.  The indexed products contain embedded derivatives.  The Company utilizes exchange-traded equity futures and total return swaps based upon broad market indices to economically hedge the interest credited paid to the policyholder based upon the underlying equity index.

The Company used equity put options to hedge equity and credit risks.  These equity put options involved the exchange of either an upfront payment or periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan) that are considered derivatives.  The ERISA Plan uses the contracts in its stable value fixed income option.  The Company receives a fee, recognized in net realized investment gain (loss), for providing book value accounting for the ERISA Plan stable value fixed income option.  In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value.  The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.  The estimated fair value of the derivative is zero as of December 31, 2016 and 2015.

Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets or liabilities to U.S. dollar fixed or floating rate assets or liabilities.  A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed-upon exchange rate.  There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts.  The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.  The main currencies that the Company economically hedges are the euro, British pound, Canadian dollar, and Japanese yen.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.  An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic or international equity index, subject to various caps, thresholds and participation rates.  The life insurance products with indexed accounts contain embedded derivatives.

The Company utilizes call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options.  These options are contracts to buy the index at a predetermined time at a contracted price.  The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums and the settlements are recognized in net realized investment gain (loss).

The Company had the following outstanding derivatives not designated as a hedge:

	Notional Amount
	December 31,
	2016	2015
	(In Millions)
Variable annuity GLB embedded derivatives	$29,804	$31,562
Variable annuity derivatives - total return swaps	1,479	1,683
Variable annuity derivatives - futures	939	888
Variable annuity derivatives - interest rate swaps	115	110
Fixed indexed annuity embedded derivatives	3,506	2,638
Fixed indexed annuity derivatives - total return swaps	13	12
Fixed indexed annuity derivatives - futures	385	410
Synthetic GICs	22,052	21,451
Foreign currency and interest rate swaps	1,235	1,225
Life indexed account embedded derivatives	3,975	3,251
Life indexed account derivatives - call options	4,343	3,528
Other	923	778

Notional amount represents a standard of measurement of the volume of derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.  13% of variable annuity notional amounts are reinsured by third-party reinsurers as of December 31, 2016 and 2015.  4% of variable annuity notional amounts are reinsured by an affiliated reinsurer as of December 31, 2016 and 2015.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments.  Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations.  The amounts presented do not include the periodic net payments and amortization of $464 million, $191 million and $288 million for the years ended December 31, 2016, 2015 and 2014, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended December 31,
	2016	2015	2014
	(In Millions)
Variable annuity derivatives - total return swaps	$(16)	$2	$27
Equity put options			(23)
Foreign currency and interest rate swaps	27	67	1
Life indexed account derivatives - call options	248	59	206
Other	(2)	(5)
Embedded derivatives:
Variable annuity GLB embedded derivatives	155	60	(706)
Fixed indexed annuity embedded derivatives	(47)	(5)	(27)
Life indexed account embedded derivatives	(100)	51	(136)
Other	21		(2)
Total	$286	$229	$(660)

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily utilizes foreign currency and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and in benchmark interest rates.  These cash flows include those associated with existing assets and liabilities.  The maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed 15 years.

The Company had outstanding foreign currency and interest rate swaps designated as cash flow hedges with notional amounts of $352 million and $310 million as of December 31, 2016 and 2015, respectively.  The Company had gains recognized in OCI for changes in estimated fair value of foreign currency and interest rate swaps designated as cash flow hedges of $6 million, $7 million and $18 million for the years ended December 31, 2016, 2015 and 2014, respectively.  For the years ended December 31, 2016, 2015 and 2014, all of the hedged forecasted transactions for designated cash flow hedges were determined to be probable of occurring.

Hedge ineffectiveness related to cash flow hedges was zero, zero and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Amounts reclassified from accumulated other comprehensive income (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring were zero for the years ended December 31, 2016, 2015 and 2014.  Over the next twelve months, the Company anticipates that $1 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company had no fair value hedges as of December 31, 2016 and 2015.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded at estimated fair value and are presented as assets or liabilities based upon the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.  The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals.  See Note 12 for information on the Company’s estimated fair value measurements and disclosure.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2016	2015		2016	2015
	(In Millions)			(In Millions)
Derivatives designated as hedging instruments:
Foreign currency and interest rate swaps	$2		(1)
	6	$5	(5)	$7	$12	(5)
Total derivatives designated as hedging instruments	8	5		7	12

Derivatives not designated as hedging instruments:
Variable annuity derivatives - total return swaps	6	12	(1)	9	5	(1)
		3	(5)	5	2	(5)
Variable annuity derivatives - interest rate swaps	3	3	(1)	2	1	(1)
Foreign currency and interest rate swaps	77	108	(1)	20	8	(1)
	52	13	(5)	16	28	(5)
Life indexed account derivatives - call options	110	66	(1)		1	(1)
	110	19	(5)		1	(5)
Other	1		(5)
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	178	190	(2)	1,033	1,200	(3)
Fixed indexed annuity embedded derivatives				262	167	(4)
Life indexed account embedded derivatives				341	191	(4)
Other	19		(2)		1	(2)
				14	7	(4)
				4	3	(5)
Total derivatives not designated as hedging instruments	556	414		1,706	1,615

Total derivatives	$564	$419		$1,713	$1,627

Location on the consolidated statements of financial condition:

(1) Other investments

(2) Other assets

(3) Future policy benefits

(4) Policyholder account balances

(5) Other liabilities

Cash collateral received from counterparties was $145 million and $74 million as of December 31, 2016 and 2015, respectively.  This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities.  Cash collateral pledged to counterparties was $68 million and $71 million as of December 31, 2016 and 2015, respectively.  A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities.  Net exposure to the counterparty is calculated as the estimated fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received.  If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

As of December 31, 2016 and 2015, the Company had also accepted collateral, consisting of various securities, with an estimated fair value of $61 million and $45 million, respectively, which are held in separate custodial accounts and are not recorded in the consolidated statements of financial condition.  The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2016 and 2015, none of the collateral had been sold or repledged.  As of December 31, 2016 and 2015, the Company provided collateral in the form of various securities with an estimated fair value of zero and $5 million, respectively, which are included in fixed maturity securities.  The counterparties are permitted by contract to sell or repledge this collateral.

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral.  Gross amounts include income or expense accruals.  Gross amounts offset include cash collateral received or pledged limited to the gross estimated fair value of recognized derivative assets or liabilities, net of accruals.  Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation.  Gross amounts not offset include asset collateral received or pledged limited to the gross estimated fair value of recognized derivative assets and liabilities.

	Gross Amounts of			Gross Amounts
	Recognized	Gross Amounts		Not Offset -
	Assets/Liabilities (1)	Offset (2)	Net Amounts	Asset Collateral	Net Amounts
	(In Millions)
December 31, 2016:
Derivative assets	$265	$(171)	$94	$(58)	$36
Derivative liabilities	62	(41)	21		21

December 31, 2015:
Derivative assets	$191	$(125)	$66	$(45)	$21
Derivative liabilities	107	(67)	40		40

(1) As of December 31, 2016 and 2015, derivative assets include expense accruals of $99 million and $22 million, respectively, and derivative liabilities include expense accruals of $6 million and $66 million, respectively.

(2) As of December 31, 2016 and 2015, the Company received excess cash collateral of $9 million and $1 million, respectively, and provided excess cash collateral of $1 million and $1 million, respectively, which are not included in the table.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to over the counter (OTC) derivatives, which are bilateral contracts between two counterparties.  The Company manages credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s exchange-traded futures are transacted through regulated exchanges and variation margin is settled on a daily basis.  Therefore, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties.  In addition, the Company is required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.  The Company currently pledges cash and securities to satisfy this collateral requirement.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty.  The net position with each counterparty is calculated as the aggregate estimated fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  These master netting agreements may also include collateral arrangements with derivative counterparties, which may require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold.

The Company’s credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of accrued income or expenses and collateral received, if any.  The Company’s credit exposure for OTC derivatives as of December 31, 2016 was $36 million.  The maximum exposure to any single counterparty was $15 million as of December 31, 2016.  All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

The Company’s collateral arrangements for its OTC derivatives include credit-contingent provisions that provide for a reduction of collateral thresholds in the event of downgrades in the financial strength ratings, assigned by certain independent rating agencies, of the Company and/or the counterparty.  If either the Company’s or the counterparty’s financial strength ratings were to fall below a specific investment grade credit rating, the other party to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions.  The aggregate estimated fair value of all OTC derivative instruments with credit risk related contingent features that were in a liability position on December 31, 2016, was $11 million for which the Company has posted collateral of $6 million.  If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2016, the Company would not have been required to post any additional collateral to its counterparties.

The OTC master agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives.  As of December 31, 2016, the Company’s financial strength ratings were above the specified level.

9.                          POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2016	2015
	(In Millions)
UL	$26,989	$25,812
Annuity and deposit liabilities	17,072	14,894
Life indexed account embedded derivatives	341	191
Fixed indexed annuity embedded derivatives	262	167
Funding agreements	243	295
Total	$44,907	$41,359

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2016	2015
	(In Millions)
Annuity reserves	$8,703	$7,620
Policy benefits payable	2,756	2,773
URR	1,159	1,138
Life insurance	1,123	970
Variable annuity GLB embedded derivatives	1,033	1,200
Closed Block liabilities	252	268
Other	136	119
Total	$15,162	$14,088

10.                   SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  These contracts also include various types of GMDB and GLB features.  For a discussion of certain GLBs accounted for as embedded derivatives, see Note 8.

The GMDBs provide a specified minimum return upon death.  Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse.  The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death.  The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or partial withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years.  Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return.  In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable and fixed annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features.  The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting no earlier than age 59.5, regardless of market performance.  The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2016	2015
	($ In Millions)
Return of net deposits:
Separate account value	$49,764	$49,682
Net amount at risk (1)	582	1,083
Average attained age of contract holders	66 years	66 years

Anniversary contract value:
Separate account value	$13,567	$13,835
Net amount at risk (1)	541	930
Average attained age of contract holders	68 years	67 years

Minimum return:
Separate account value	$850	$884
Net amount at risk (1)	430	449
Average attained age of contract holders	72 years	71 years

(1) Represents the amount of death benefit in excess of the current contract holder account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015
	GMIB		GMWBL (2)		GMWBL (3)
	($ In Millions)		($ In Millions)		($ In Millions)
Separate account value	$1,668	$1,755	$5,908	$5,422
Net amount at risk (1)	232	265	316	379	$69	$52
Average attained age of contract holders	63 years	62 years	66 years	66 years	67 years	67 years

(1)    GMIB net amount at risk represents the amount of estimated annuitization benefits in excess of the current contract holder account balance at December 31.  GMWBL net amount at risk represents the protected balance, as defined, in excess of account value at December 31.

(2)    GMWBL related to variable contract annuities.

(3)    GMWBL related to fixed contract annuities.

The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
	GMDB		GMIB		GMWBL (1)		GMWBL (2)
	(In Millions)		(In Millions)		(In Millions)		(In Millions)
Balance, beginning of year	$9	$5	$40	$25	$44	$21	$8
Changes in reserves	14	15	6	18	11	23	7	$8
Benefits paid	(14)	(11)	(9)	(3)
Balance, end of year	$9	$9	$37	$40	$55	$44	$15	$8

(1)    GMWBL related to variable contract annuities.

(2)    GMWBL related to fixed contract annuities.

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2016	2015
	(In Millions)
Asset type:
Equity	$31,408	$30,300
Bonds	15,278	15,666
Money market	298	319
Other	3,012	3,619
Total separate account value	$49,996	$49,904

In addition, the Company issues certain life insurance contracts whereby the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse.

FDNLGR liabilities are determined by estimating the expected value of FDNLGR costs incurred when the policyholder account balance is projected to be zero and recognizing those costs over the accumulation period based on total expected assessments.  The assumptions used in estimating the FDNLGR liability are consistent with those used for amortizing DAC.  The FDNLGR costs used in calculating the FDNLGR liability are based on the average FDNLGR costs incurred over a range of scenarios.

The following table summarizes the FDNLGR liability, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	Direct	Ceded	Net
	(In Millions)
Balance, January 1, 2015	$416	$126	$290
Incurred guaranteed benefits	142	29	113
Paid guaranteed benefits	(1)		(1)
Balance, December 31, 2015	557	155	402
Incurred guaranteed benefits	170	38	132
Paid guaranteed benefits	(2)	2	(4)
Balance, December 31, 2016	$725	$195	$530

Information regarding life insurance contracts included in the FDNLGR liability is as follows:

	December 31,
	2016	2015
	($ In Millions)
Net amount at risk (1)	$16,461	$16,905
Average attained age of policyholders	60 years	59 years

(1) Represents the amount of death benefit in excess of the current policyholder account balance as of December 31.

11.                   DEBT

Debt consists of the following:

	December 31,
	2016	2015
	(In Millions)
Short-term debt and revolving credit facilities:
Credit facility recourse only to ACG	$1,020	$485
Other VIE debt (Note 4)	21	10
Total short-term debt and revolving credit facilities	1,041	495

Long-term debt:
Surplus notes	1,715	1,771
Fair value hedge adjustments - terminated interest rate swap agreements	243	271
Note payable to Pacific LifeCorp	15	15
Non-recourse long-term debt:
Debt recourse only to ACG	3,357	3,886
VIE debt recourse only to ACG (Note 4)	886	1,135
Other non-recourse debt	428	214
ACG VIE debt (Note 4)		282
CMBS VIE debt (Note 4)	1,521	1,521
Other VIE debt	18
Total long-term debt	8,183	9,095

Debt issuance cost	(68)	(84)
Total debt	$9,156	$9,506

SHORT-TERM DEBT AND REVOLVING CREDIT FACILITIES

Pacific Life maintains a $700 million commercial paper program.  There was no commercial paper debt outstanding as of December 31, 2016 and 2015.  In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in May 2021 that will serve as a back-up line of credit to the commercial paper program.  Interest is at variable rates.  This facility had no debt outstanding as of December 31, 2016 and 2015.

The Company maintains reverse repurchase lines of credit with various financial institutions.  These borrowings are at variable rates of interest based on collateral and market conditions.  There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2016 and 2015.

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka.  Pacific Life is eligible to receive advances from the FHLB of Topeka based on a percentage of Pacific Life’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of Topeka requirements, debt covenant restrictions and insurance law and regulations.  The Company had estimated available eligible collateral of $2.0 billion as of December 31, 2016.  Interest is at variable or fixed rates.  The Company had no debt outstanding with the FHLB of Topeka as of December 31, 2016 and 2015.

PL&A is a member of the FHLB of San Francisco.  PL&A is eligible to receive advances from the FHLB of San Francisco based on a percentage of PL&A’s statutory net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of San Francisco requirements and insurance law and regulations.  PL&A had estimated available eligible collateral of $50 million as of December 31, 2016.  Interest is at variable or fixed rates.  PL&A had no debt outstanding with the FHLB of San Francisco as of December 31, 2016 and 2015.

ACG has revolving credit facilities with banks totaling $1,720 million borrowing capacity as of December 31, 2016.  Interest on these loans is at variable rates, payable monthly and was 1.9% as of

December 31, 2016 and ranged from 1.9% to 2.1% as of December 31, 2015.  The facilities expire at various dates ranging from 2019 to 2020.  There was $1,020 million and $485 million outstanding in connection with these revolving credit facilities as of December 31, 2016 and 2015, respectively.  These credit facilities are recourse only to ACG.

LONG-TERM DEBT

Pacific Life has $621 million and $677 million of surplus notes outstanding as of December 31, 2016 and 2015, respectively, at a fixed interest rate of 9.25%, maturing on June 15, 2039.  Interest is payable semiannually on June 15 and December 15.  Pacific Life may redeem these surplus notes at its option, subject to the approval of the NE DOI for such optional redemption.  The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life.  All future payments of interest and principal on these surplus notes can be made only with the prior approval of the NE DOI.  In January 2013, Pacific Life, with the approval of the NE DOI, exercised its early settlement right and repurchased and retired $323 million of the originally issued $1 billion of 9.25% surplus notes.  On February 11, 2016, Pacific Life, with the approval of the NE DOI, repurchased and retired an additional $56 million of 9.25% surplus notes.  The partial retirement of these surplus notes was accounted for as an extinguishment of debt and the related amortization of fair value hedge adjustments (see below) of $19 million and the premium paid of $24 million were recognized in interest expense during the year ended December 31, 2016.  Pacific Life previously terminated interest rate swaps converting these surplus notes to variable rate notes and fair value hedge adjustments of $364 million were recorded as of the termination date and are being amortized as a reduction to interest expense over the remaining life of the surplus notes using the effective interest method.  The resulting effective interest rate of these surplus notes is 6.4%.  Total unamortized fair value hedge adjustments were $208 million and $231 million as of December 31, 2016 and 2015, respectively.

Pacific Life has $150 million of surplus notes outstanding as of December 31, 2016 and 2015, at a fixed interest rate of 7.9%, maturing on December 30, 2023.  Interest is payable semiannually on June 30 and December 30.  These surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes.  The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life.  All future payments of interest and principal on these surplus notes can be made only with the prior approval of the NE DOI.  Pacific Life previously terminated interest rate swaps converting the 7.9% surplus notes to variable rate notes and fair value hedge adjustments of $56 million as of the termination date were recorded and are being amortized as a reduction to interest expense over the remaining life of the surplus notes using the effective interest method.  The resulting effective interest rate of these surplus notes is 4.0%.  Total unamortized fair value hedge adjustments were $35 million and $40 million as of December 31, 2016 and 2015, respectively.

The NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million.  Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on February 5 and August 5 at a fixed annual rate of 6.0%.  All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the NE DOI.  The internal surplus note matures on February 5, 2020.  The carrying amount outstanding as of December 31, 2016 and 2015 was $450 million.

The NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $500 million with net cash proceeds of $494 million.  The original issue discount of $6 million is being amortized over the life of this surplus note.  Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on January 25 and July 25 at a fixed annual rate of 5.125%.  All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the NE DOI.  The internal surplus note matures on January 25, 2043.  The carrying amount outstanding as of December 31, 2016 and 2015 was $494 million.

In November 2015, Pacific Life Reinsurance Company II Limited (PLRC), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific Life, entered into a promissory note with Pacific LifeCorp to borrow up to $50 million.  As of December 31, 2016 and 2015, $15 million was outstanding on the note with an interest rate of 4.2% and 3.8%, respectively, and matures on December 31, 2017.

ACG enters into various secured loans that are guaranteed by the Ex-Im bank or by the ECA.  Interest on these loans is payable quarterly and ranged from 1.2% to 3.9% as of December 31, 2016 and 0.6% to 3.9% as of December 31, 2015.  As of December 31, 2016, $1,071 million was outstanding on these loans with maturities ranging from 2018 to 2024.  As of December 31, 2015, $1,342 million was outstanding on these loans.  These loans are recourse only to ACG.  See Note 4 for amounts included related to VIEs.

ACG enters into various senior unsecured notes and loans with third-parties.  Interest on these notes and loans is payable quarterly or semi-annually and ranged from 0.7% to 7.2% as of December 31, 2016 and 1.2% to 7.2% as of December 31, 2015.

As of December 31, 2016, $3,172 million was outstanding on these notes and loans with maturities ranging from 2017 to 2025.  As of December 31, 2015, $3,679 million was outstanding on these notes and loans.  These notes and loans are recourse only to ACG.

In January 2017, ACG issued $1.0 billion of five year unsecured senior notes with a fixed interest rate of 2.875%.  These senior notes are recourse only to ACG.

Certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life, enter into various real estate property related loans with various third-parties.  Interest on these loans accrues at fixed and variable rates and is payable monthly.  Fixed rates ranged from 3.6% to 5.4% as of December 31, 2016 and were 3.6% as of December 31, 2015.  The variable rates ranged from 2.1% to 3.4% as of December 31, 2016 and ranged from 1.7% to 2.6% as of December 31, 2015.  As of December 31, 2016, there was $394 million outstanding on these loans with maturities ranging from 2017 to 2026.  Included in this amount is $18 million of other VIE debt as of December 31, 2016.  As of December 31, 2015, there was $161 million outstanding on these loans.  All of these loans are secured by real estate properties and are non-recourse to the Company.

As of December 31, 2016 and 2015, the Company has a secured borrowing of $52 million and $53 million, respectively, due to an unrelated third-party.  Payments of principal and interest are due monthly with an effective rate of 4.7% that matures on September 1, 2026.  The lender’s collateral for the amount borrowed is a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate property and is non-recourse to the Company.

As of December 31, 2016 and 2015, the Company has CMBS VIE debt of $1,521 million outstanding (Note 4).  Interest rates are fixed and range from 3.5% to 3.6% with maturities from 2025 to 2044.  This debt is secured by commercial real estate property, is non-recourse to the Company, and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.

Certain of the Company’s debt instruments and credit facilities contain various administrative, reporting, legal and financial covenants.  The Company believes it was in compliance with all such covenants as of December 31, 2016.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

			Non-recourse Debt
		Notes	Debt	Other
	Surplus	Payable to	Recourse	Non-recourse
	Notes	Pacific LifeCorp	Only to ACG	Debt	Total
	(In Millions)
Years Ending December 31:
2017		$15	$193	$22	$230
2018			1,334	62	1,396
2019			369	18	387
2020	$450		959	87	1,496
2021			882	84	966
Thereafter	1,265		506	155	1,926
Total	$1,715	$15	$4,243	$428	$6,401

The table above excludes short-term debt, revolving credit facilities, VIE debt and fair value hedge adjustments.

12.                   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Accounting Standards Codification’s (Codification) Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value.  The determination of estimated fair value requires the use of observable market data when available.  The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1                  Unadjusted quoted prices for identical instruments in active markets.  Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2                  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3                  Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2016 and 2015.

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2016:
Assets:
U.S. Government		$56				$56
Obligations of states and political subdivisions		914	$26			940
Foreign governments		536	49			585
Corporate securities		35,626	1,587			37,213
RMBS		2,221	35			2,256
CMBS		831	106			937
Other asset-backed securities		776	484			1,260
Total fixed maturity securities	—	40,960	2,287	—	—	43,247

Perpetual preferred securities		69				69
Other equity securities	$31					31
Total equity securities	31	69	—	—	—	100

FVO securities		529				529

Other investments:
Trading securities	9	243				252
Other investments (2)	77	153	5			235
Other investments measured at NAV (3)						136
Total other investments carried at fair value	86	396	5	—	—	623

Derivatives:
Foreign currency and interest rate swaps		140		$140	$(80)	60
Equity derivatives			226	226	(119)	107
Embedded derivatives			197	197		197
Other		1		1		1
Total derivatives	—	141	423	564	(199)	365

Separate account assets:
Separate account assets	57,070	111				57,181
Separate account assets measured at NAV (3)						245
Total separate account assets carried at fair value (4)	57,070	111	—	—	—	57,426

Total	$57,187	$42,206	$2,715	$564	$(199)	$102,290

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$45		$45	$(80)	$(35)
Equity derivatives			$14	14	(119)	(105)
Embedded derivatives			1,654	1,654		1,654
Total	—	$45	$1,668	$1,713	$(199)	$1,514

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2015:
Assets:
U.S. Government		$57				$57
Obligations of states and political subdivisions		909	$29			938
Foreign governments		584	8			592
Corporate securities		31,046	1,620			32,666
RMBS		2,405	151			2,556
CMBS		759	54			813
Collateralized debt obligations			65			65
Other asset-backed securities		719	319			1,038
Total fixed maturity securities	—	36,479	2,246	—	—	38,725

Perpetual preferred securities		86				86
Other equity securities	$2					2
Total equity securities	2	86	—	—	—	88

FVO securities		536				536

Other investments:
Trading securities	4	205				209
Other investments (2)	3	147	5			155
Other investments measured at NAV (3)						74
Total other investments carried at fair value	7	352	5	—	—	438

Derivatives:
Foreign currency and interest rate swaps		129		$129	$(27)	102
Equity derivatives			100	100	(28)	72
Embedded derivatives			190	190		190
Total derivatives	—	129	290	419	(55)	364

Separate account assets:
Separate account assets	56,632	114				56,746
Separate account assets measured at NAV (3)						228
Total separate account assets carried at fair value (4)	56,632	114	—	—	—	56,974

Total	$56,641	$37,696	$2,541	$419	$(55)	$97,125

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$49		$49	$(27)	$22
Equity derivatives			$9	9	(28)	(19)
Embedded derivatives			1,569	1,569		1,569
Total	—	$49	$1,578	$1,627	$(55)	$1,572

(1) Netting adjustments represent the impact of offsetting asset and liability positions on the consolidated statements of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2) Excludes investments accounted for under the equity and cost methods of accounting.

(3) In accordance with the Codification’s Fair Value Measurement Topic 820-10, certain investments that do not have a readily determinable fair value are measured using the net asset value (NAV) per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated statements of financial condition.

(4) Separate account assets are measured at estimated fair value.  Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities.  Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services — Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts.  Excluded are the separate account assets measured at NAV discussed below.

As a practical expedient to value certain investments that do not have a readily determinable fair value, the Company uses the NAV to determine the fair value.  The following table lists information regarding these investments as of December 31, 2016.

	Estimated	Redemption		Redemption	Outstanding
Asset Class	Fair Value	Frequency	Initial Lock-Up	Notice Period	Commitment
	($ In Millions)
Hedge funds	$87	Monthly - 22%	None to 1 year	30 – 90 days
		Quarterly - 65%
		Semi-Annually - 3%
		Annually - 10%

Private equity funds	49	None	N/A	N/A	$227

Separate account hedge funds	245	Monthly - 29%	None to 7 years	5 – 125 days
		Quarterly - 52%
		Semi-Annually - 9%
		Annually - 10%

Total measured at NAV	$381				$227

ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date.  This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value and the controls that surround the valuation process.  The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, EQUITY, FVO AND TRADING SECURITIES

The estimated fair values of fixed maturity securities available for sale, equity securities available for sale, FVO and trading securities are determined by management after considering external pricing sources and internal valuation techniques.  For securities with sufficient trading volume, prices are obtained from third-party pricing services.  For securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value.  Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities.  The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of estimated fair value.  If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared.  Upon evaluation, the Company determines which source represents the best estimate of fair value.  Overrides of third-party prices to internally-developed valuations of estimated fair value did not produce material differences in the estimated fair values for the majority of the portfolio.  In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally-developed models, which incorporate observable market data, where available.  Securities priced by the matrix model are primarily comprised of private placement securities.  Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service.  The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

Where matrix model pricing is not used, estimated fair values are determined by other internally-derived valuation tools which use market-observable data if available.  Generally, this includes using an actively-traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds.  These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers.  Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party pricing service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their estimated fair values are market observable and appropriate.  Externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3.  Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3.  Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process.  Prices are reviewed and approved by the Company’s credit analysts that have industry expertise and considerable knowledge of the issuers.  Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of estimated fair values against prices of actual trades.  A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process.  These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair value.  Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market.  These non-marketable equity securities are classified as Level 3 assets.  Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, equity, FVO and trading securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures.  The Company calculates the estimated fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value the equity total return swaps.  The derivatives are valued using mid-market inputs that are predominantly observable in the market.  Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels.  On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses.  Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in the market value for each derivative by both risk managers and investment accountants.  Internally calculated estimated fair values are reviewed and compared to external broker fair values for reasonableness.

All of the OTC derivatives were priced by valuation models as of December 31, 2016 and 2015.  A credit valuation analysis was performed for all derivative positions that are uncollateralized to measure the nonperformance risk that the counterparties to the transaction will be unable to perform under the contractual terms and was determined to be immaterial as of December 31, 2016.  Nonperformance risk is the Company’s market-perceived risk of its own or the counterparty’s nonperformance.

Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps.  The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps.  Also classified in Level 3 are embedded derivatives in certain insurance and reinsurance contracts.  These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, nonperformance risk, and, to a lesser extent, market fees and broker quotations.  A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items.  As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3.  Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including behavior risk margin, mortality risk margin and credit standing adjustment.  The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants.  Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•                  Behavior risk margin:  This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience.  This component includes assumptions about withdrawal utilization and lapse rates.

•                  Mortality risk margin:  This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•                  Credit standing adjustment:  This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at estimated fair value as a summarized total on the consolidated statements of financial condition.  The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets.  Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity securities and hedge funds.

Level 1 assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction.  Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices.  Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 and 3 assets include fixed maturity securities.  The pricing methodology and valuation controls are the same as those previously described in fixed maturity securities available for sale.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2016	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2016
	(In Millions)
Obligations of states and political subdivisions	$29		$(3)						$26
Foreign governments	8		(1)	$45				$(3)	49
Corporate securities	1,620	$(10)	79	168	$(317)	$284	$(89)	(148)	1,587
RMBS	151	(2)	3	20	(122)	7		(22)	35
CMBS	54		(2)	1	(36)	90		(1)	106
Collateralized debt obligations	65	18	(10)		(12)	13	(73)	(1)	—
Other asset-backed securities	319	1	(3)	63	(87)	247		(56)	484
Total fixed maturity securities	2,246	7	63	297	(574)	641	(162)	(231)	2,287

Other investments	5								5

Derivatives, net: (2)
Equity derivatives	91	232						(111)	212
Embedded derivatives	(1,379)	29	(3)			(230)		126	(1,457)
Total derivatives	(1,288)	261	(3)	—	—	(230)	—	15	(1,245)

Total	$963	$268	$60	$297	$(574)	$411	$(162)	$(216)	$1,047

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2015	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2015
	(In Millions)
Obligations of states and political subdivisions	$29								$29
Foreign governments	56		$(2)		$(44)			$(2)	8
Corporate securities	1,816	$14	(109)	$163	(292)	$252	$(3)	(221)	1,620
RMBS	14		(2)		(106)	265		(20)	151
CMBS	4					51		(1)	54
Collateralized debt obligations	70	1	(6)						65
Other asset-backed securities	288		(4)	6	(65)	135		(41)	319
Total fixed maturity securities	2,277	15	(123)	169	(507)	703	(3)	(285)	2,246

Other equity securities	4	5	(4)				(5)		—
Total equity securities	4	5	(4)	—	—	—	(5)	—	—

Trading securities	5				(6)	8	(6)	(1)	—
Other investments	5								5

Derivatives, net: (2)
Equity derivatives	188	60						(157)	91
Embedded derivatives	(1,465)	106				(207)		187	(1,379)
Total derivatives	(1,277)	166	—	—	—	(207)	—	30	(1,288)

Separate account assets (3)	5				(6)	2	(1)		—
Total	$1,019	$186	$(127)	$169	$(519)	$506	$(15)	$(256)	$963

(1)             Transfers in and/or out are recognized at the end of each quarter.

(2)             Excludes derivative net settlements of ($241) million and ($140) million for the years ended December 31, 2016 and 2015, respectively, that are recorded in net realized investment gain (loss).  Excludes synthetic GIC policy fees of $44 million for the years ended December 31, 2016 and 2015 that are recorded in net realized investment gain (loss).  Excludes embedded derivative policy fees of $161 million and $209 million for the years ended December 31, 2016 and 2015, respectively, that are recorded in net realized investment gain (loss).

(3)             Included in earnings of separate account assets are realized/unrealized gain (loss) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

During the years ended December 31, 2016 and 2015, transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value.  The transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information.  During the years ended December 31, 2016 and 2015, the Company did not have any significant transfers between Levels 1 and 2.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

		Net
	Net	Realized
	Investment	Investment
	Income	Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2016:
Corporate securities	$14	$1	$(25)	$(10)
RMBS			(2)	(2)
Collateralized debt obligations	4	14		18
Other asset-backed securities	1			1
Total fixed maturity securities	19	15	(27)	7

Equity derivatives		232		232
Embedded derivatives		29		29
Total derivatives	—	261	—	261
Total	$19	$276	$(27)	$268

		Net
	Net	Realized
	Investment	Investment
	Income	Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2015:
Corporate securities	$20	$5	$(11)	$14
Collateralized debt obligations	1			1
Total fixed maturity securities	21	5	(11)	15

Other equity securities		5		5
Total equity securities	—	5	—	5

Equity derivatives		60		60
Embedded derivatives		106		106
Total derivatives	—	166	—	166
Total	$21	$176	$(11)	$186

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gain (loss) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2016	2015
	(In Millions)
Derivatives, net: (1)
Equity derivatives	$143	$37
Embedded derivatives	33	103
Total derivatives	$176	$140

(1)  Amounts are recognized in net realized investment gain (loss).

The following table presents certain quantitative information of significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2016 ($ In Millions).

	Estimated Fair Value	Predominant	Significant	Range
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)
Obligations of states and political subdivisions	$26	Discounted cash flow	Spread (1)	387-400 (396)

Foreign governments	49	Discounted cash flow	Spread (1)	172-221 (211)
		Market pricing	Quoted prices (2)	110

Corporate securities	1,587	Discounted cash flow	Spread (1)	45-961 (266)
		Collateral value	Collateral value (3)	53-145 (102)
		Market pricing	Quoted prices (2)	7-121 (104)

RMBS	35	Market pricing	Quoted prices (2)	58-100 (84)

CMBS	106	Market pricing	Quoted prices (2)	93-96 (95)
		Discounted cash flow	Spread (1)	140-440 (343)
			Prepayment rate	0%
			Default rate	0%
			Severity	0%

Other asset-backed securities	484	Discounted cash flow	Spread (1)	40-418 (114)
		Market pricing	Quoted prices (2)	75-115 (100)
		Cap at call price	Call price	100

Other investments	5	Redemption value	Redemption value (4)	100

Equity derivatives	212	Option pricing model	Equity volatility	14% - 48% (19%)

Embedded derivatives (5)	(1,457)	Option pricing techniques	Equity volatility	14% - 48%

			Mortality:
			Ages 0-40	0.01% - 0.18%
			Ages 41-60	0.06% - 0.55%
			Ages 61-120	0.39% - 100%
			Mortality improvement	0% - 1.50%
			Withdrawal utilization	0% - 90%
			Lapse rates	0% - 100%
			Credit standing adjustment	0.41% - 1.72%
Total	$1,047

(1)    Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.

(2)    Independent third-party quotations were used in the determination of estimated fair value.

(3)    Valuation based on the Company’s share of estimated fair values of the underlying assets held in the trusts.

(4)    Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

(5)    Since the valuation methodology for embedded derivatives uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at estimated fair value on a nonrecurring basis and are not included in the tables presented above.  The amounts below relate to certain assets measured at estimated fair value during the year.

	Year Ended December 31, 2016			Year Ended December 31, 2015
	Carrying Value	Estimated Fair		Carrying Value	Estimated Fair
	Prior to	Value After		Prior to	Value After
	Measurement	Measurement	Impairment	Measurement	Measurement	Impairment
	(In Millions)
Mortgage loans				$36	$24	$(12)
Other investments and real estate	$12	$4	$(8)	19	15	(4)
Aircraft	849	697	(152)	191	152	(39)

MORTGAGE LOANS

The estimated fair value after measurement was based on the valuation of the underlying real estate collateral net of estimated costs to sell.  These loans were classified as Level 3 assets.  The impairment loss is gross of ceded reinsurance of $1 million for the year ended December 31, 2015.

OTHER INVESTMENTS AND REAL ESTATE

The estimated fair value after measurement for real estate investments is determined using a combination of the present value of the expected future cash flows and comparable sales.  The estimated fair value after measurement for investments in limited partnerships is based on the NAV provided by the underlying investment managers.  These investments are classified as Level 3 assets.

AIRCRAFT

The Company measured the fair value of aircraft on a nonrecurring basis as part of the recoverability assessment.  The recoverability assessment is performed quarterly and whenever events or changes in circumstances indicate that the carrying amount of aircraft may not be recoverable.  For aircraft that are held for use, the fair value measurements are based on the present value of the future cash flows (i.e., an income approach) that uses Level 3 inputs, which include contractual lease payments, projected future lease payments, projected sales prices, and the disposition value.  For aircraft and aircraft held for sale, the fair value measurement is based on the estimated sales price, less selling costs (Level 2 input).  Of the $697 million of estimated fair value after measurement, $88 million was valued using the income approach (Level 3 input) during the year ended December 31, 2016.  The remaining amount was valued using the estimated sales price, less selling costs (Level 2 inputs).

The Company did not have any other nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2016 and 2015.  The Company has not made any significant changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2016		December 31, 2015
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$12,175	$12,413	$11,092	$11,623
Policy loans	7,437	7,437	7,331	7,331
Other investments	192	231	209	251
Cash and cash equivalents	1,360	1,360	1,845	1,845
Restricted cash	188	188	265	265
Liabilities:
Funding agreements	243	239	295	290
Annuity and deposit liabilities	17,072	17,072	14,894	14,894
Short-term debt and revolving credit facilities	1,041	1,041	495	495
Long-term debt	8,183	8,592	9,095	9,519

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2016 and 2015:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts.  Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments accounted for under the cost method of accounting.  The fair value is based on the ownership percentage of the NAV of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

RESTRICTED CASH

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS

The estimated fair value of funding agreements is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest.  The estimated fair value of annuity and deposit liabilities approximates carrying amount based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.  The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which an analysis is performed to ensure the carrying amounts are reasonable estimates of their fair values.

13.                   OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of comprehensive income (loss) and consolidated statements of equity.  The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized				Total
	Gain (Loss) on				Accumulated Other
	Securities Available		Gain (Loss) on	Other,	Comprehensive
	for Sale, Net (1)		Derivatives	Net	Income (Loss)
	(In Millions)
Balance, January 1, 2014	$798		$67	$(7)	$858
Change in OCI before reclassifications	790	(2)	18	(7)	801
Income tax (expense) benefit	(276)		(7)	2	(281)
Amounts reclassified from AOCI	(31)		6		(25)
Income tax expense (benefit)	11		(2)		9
Balance, December 31, 2014	1,292		82	(12)	1,362
Change in OCI before reclassifications	(1,097	)(2)	7	(8)	(1,098)
Income tax (expense) benefit	384		(4)	3	383
Amounts reclassified from AOCI	63				63
Income tax benefit	(22)				(22)
Balance, December 31, 2015	620		85	(17)	688
Change in OCI before reclassifications	336	(2)	6	(7)	335
Income tax (expense) benefit	(120)		(2)	3	(119)
Amounts reclassified from AOCI	9		(1)		8
Income tax benefit	(3)				(3)
Balance, December 31, 2016	$842		$88	$(21)	$909

(1)    See Note 5 and Note 9 for information related to DAC and future policy benefits.

(2)    Includes allocation of holding gain (loss) from DAC, URR and future policy benefits of ($164) million, $614 million and ($617) million for the years ended December 31, 2016, 2015 and 2014, respectively.

RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the consolidated statements of operations.  Amounts are shown gross of tax.

	Years Ended December 31,
	2016		2015		2014
	(In Millions)
Reclassification adjustments:
Unrealized (gain) loss on securities available for sale, net:
Sale of securities available for sale	$(25	)(1)	$(18	)(1)	$(40	)(1)
OTTI recognized on securities available for sale	34	(2)	81	(2)	9	(2)
Total unrealized (gain) loss on securities available for sale, net	9		63		(31)

(Gain) loss on derivatives:
Foreign currency and interest rate swaps	(2	)(1)			3	(1)
	(2	)(3)	(2	)(3)	(3	)(3)
	2	(4)	2	(4)	6	(4)
	1	(5)
Total (gain) loss on derivatives	(1)		—		6

Total amounts reclassified from AOCI	$8		$63		$(25)

Location on the consolidated statements of operations:

(1)    Net realized investment gain (loss)

(2) OTTI

(3) Net investment income

(4) Interest credited to policyholder account balances

(5) Operating and other expenses

14.                   REINSURANCE

The accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk.  The Company periodically reviews, and modifies as appropriate, the estimates and assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance.  Reinsurance receivables, included in other assets, were $1,195 million and $1,159 million as of December 31, 2016 and 2015, respectively.  Reinsurance payables, included in other liabilities, were $227 million and $257 million as of December 31, 2016 and 2015, respectively.

The components of insurance premiums are as follows:

	Years Ended December 31,
	2016	2015	2014
	(In Millions)
Direct premiums	$1,213	$1,018	$1,035
Reinsurance assumed (1)	1,034	1,307	787
Reinsurance ceded	(392)	(392)	(377)
Insurance premiums	$1,855	$1,933	$1,445

(1)    Included are $58 million, $319 million and $77 million of assumed premiums from PLR for the years ended December 31, 2016, 2015 and 2014, respectively.

15.                   INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2016	2015	2014
	(In Millions)
Current	$84	$36	$47
Deferred	123	113	55
Provision for income taxes	$207	$149	$102

A reconciliation of the provision for income taxes based on the Federal corporate statutory tax rate of 35% to the provision for income taxes is as follows:

	Years Ended December 31,
	2016	2015	2014
	(In Millions)
Provision for income taxes at the statutory rate	$346	$263	$218
Separate account dividends received deduction	(107)	(84)	(82)
LIHTC and foreign tax credits	(22)	(20)	(15)
Singapore Transfer		(14)	(22)
Other	(10)	4	3
Provision for income taxes	$207	$149	$102

ACG transferred aircraft assets and related liabilities to foreign subsidiaries in Singapore (collectively referred to as the Singapore Transfer).  The Singapore Transfer decreased the provision for income taxes primarily due to the reversal of deferred tax liabilities related to basis differences in the aircraft assets transferred.  U.S. income taxes have not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration.  This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary.

It is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations.  In addition to those basis differences transferred during 2015 and 2014, as of December 31, 2016, the Company has not made a provision for U.S. or additional foreign withholding taxes of approximately $7 million of foreign subsidiary undistributed earnings that are essentially permanent in duration.  Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances.  It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.

During 2015, the Company identified a liability for uncertain tax positions of $58 million for a tax position for which there is uncertainty about the timing, but not the deductibility, of tax deductions relating to aircraft depreciation.  The Company filed an application for an automatic change in the method of accounting with the Internal Revenue Service (IRS) in 2016 which eliminated the contingency upon filing.  None of the uncertain tax position affects the effective tax rate.

During 2016, the Company identified a liability for uncertain tax positions of $52 million for a tax position for which there is uncertainty about the timing, but not the ultimate deductibility, of tax deductions relating to aircraft maintenance reserves.  The Company plans to file an application for a permitted change in method of accounting with the IRS in 2017 to remediate this contingency upon IRS approval.  None of the uncertain tax position affects the effective tax rate.

Because this tax contingency would serve to reduce existing net operating loss carryforwards, pursuant to the Codification, the Company recorded the contingency as an offset against the deferred tax asset for net operating loss carryforwards.  Since the contingency only reduces net operating loss carryforwards, this contingency requires no accrual for interest or penalties.  A reconciliation in the changes in the unrecognized tax benefits is as follows (In Millions):

Balance as of January 1, 2015	$—
Gross increase - prior year positions	58
Balance as of December 31, 2015	58
Additions - prior year positions	52
Deletions - current year positions	(58)
Balance as of December 31, 2016	$52

During the years ended December 31, 2016, 2015 and 2014, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2016	2015
	(In Millions)
Deferred tax assets:
Policyholder reserves	$954	$797
Investment valuation	495	548
Tax credit carryforwards	386	389
Deferred compensation	79	76
Tax net operating loss carryforwards	60	242
Other	101	134
Total deferred tax assets	2,075	2,186

Deferred tax liabilities:
DAC	(1,133)	(1,176)
Depreciation	(944)	(917)
Hedging	(494)	(450)
Partnership income	(92)	(113)
Other	(38)	(33)
Total deferred tax liabilities	(2,701)	(2,689)

Net deferred tax liability	(626)	(503)
Unrealized gain on derivatives and securities available for sale	(480)	(358)
Other adjustments	(4)	(5)
Net deferred tax liability	$(1,110)	$(866)

The tax credit carryforwards relate to LIHTC, foreign tax credits, and alternative minimum tax (AMT) credits generated from 2000 to 2014.  LIHTC carryforwards of $105 million expire between 2020 and 2025.  AMT credits of $186 million possess no expiration date.  The remainder will expire between 2026 and 2034.

The tax net operating loss carryforwards relate to Federal tax losses incurred in 2006 through 2014 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2006 through 2007 with a ten-year carryforward and 2008 through 2014 with a 20-year carryforward.

The Codification’s Income Taxes Topic requires separate footnote disclosure of the impact of foreign taxes.  While the Company does have foreign operations, the results of those operations have not been separately disclosed since they are not material.

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized.  Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

PMHC files income tax returns in U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the IRS and is audited periodically by some state taxing authorities.  The IRS has completed audits of PMHC’s tax returns through the tax year ended December 31, 2008, and is auditing PMHC’s tax returns for the tax years ended December 31, 2009 through 2014.  The State of California is auditing tax year ended December 31, 2009.  The Company does not expect the current Federal and California audits to result in any material assessments.

16.                   SEGMENT INFORMATION

The Company has four operating segments:  Life Insurance, Retirement Solutions, Aircraft Leasing and Reinsurance.  These segments are managed separately and have been identified based on differences in products and services offered.  All other activity is included in the Corporate and Other segment.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in primarily the upper income and corporate markets.  Principal products include UL, indexed universal life, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life.  Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels.  Distribution channels include independent planners, financial institutions, national/regional wirehouses and a network of structured settlement brokers.

The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Reinsurance segment primarily includes the domestic and international retrocession business, which assumes mortality risks from other life reinsurers.  The international retrocession business serves clients primarily in Canada, Europe and Asia.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments.  Included in these support activities is the management of investments, certain entity level hedging activities and other expenses and other assets not directly attributable to the operating segments.  The Corporate and Other segment also includes several operations that do not qualify as operating segments and the elimination of intersegment transactions.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets.  Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment.  Overhead expenses are allocated based on services provided.  Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income.  The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

Certain segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity.  The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as net investment income in the operating segments.

The Company generates the majority of its revenues and net income from customers located in the U.S.  As of December 31, 2016 and 2015, the Company had foreign investments with an estimated fair value of $11.4 billion and $10.4 billion, respectively.  Aircraft leased to foreign customers were $6.9 billion and $7.1 billion as of December 31, 2016 and 2015, respectively.  Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2016, 2015 and 2014.

The following is segment information as of and for the year ended December 31, 2016:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,196	$1,937		$975		$4,108
Net investment income	1,146	1,267	$3	36	$135	2,587
Net realized investment gain (loss)		(58)	(4)	22	150	110
OTTI	(18)	(8)			(16)	(42)
Investment advisory fees	25	262			7	294
Aircraft leasing revenue			1,018			1,018
Other income	32	209	48	90		379
Total revenues	2,381	3,609	1,065	1,123	276	8,454

BENEFITS AND EXPENSES
Policy benefits	729	1,596		857		3,182
Interest credited	878	417			11	1,306
Commission expenses	294	634		25		953
Operating expenses	388	461	274	35	104	1,262
Depreciation of aircraft			331			331
Interest expense	10		233	1	186	430
Total benefits and expenses	2,299	3,108	838	918	301	7,464

Income (loss) before provision (benefit) for income taxes	82	501	227	205	(25)	990
Provision (benefit) for income taxes	9	59	89	72	(22)	207

Net income (loss)	73	442	138	133	(3)	783
Less: net income attributable to noncontrolling interests					(26)	(26)
Net income (loss) attributable to the Company	$73	$442	$138	$133	$(29)	$757

Total assets	$40,733	$83,933	$9,070	$1,838	$5,470	$141,044
DAC	1,393	3,063		53		4,509
Separate account assets	7,313	50,113				57,426
Policyholder and contract liabilities	30,288	28,550		988	243	60,069
Separate account liabilities	7,313	50,113				57,426

The following is segment information as of and for the year ended December 31, 2015:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,206	$1,734		$1,239		$4,179
Net investment income	1,133	1,201	$1	25	$197	2,557
Net realized investment gain (loss)	17	186	1		30	234
OTTI	(58)	(27)			(11)	(96)
Investment advisory fees	27	296			30	353
Aircraft leasing revenue			833			833
Other income	21	207	23	17	(8)	260
Total revenues	2,346	3,597	858	1,281	238	8,320

BENEFITS AND EXPENSES
Policy benefits	667	1,404		1,178		3,249
Interest credited	852	383			15	1,250
Commission expenses	345	831		24		1,200
Operating expenses	356	463	141	28	126	1,114
Depreciation of aircraft			342			342
Interest expense	7		231		176	414
Total benefits and expenses	2,227	3,081	714	1,230	317	7,569

Income (loss) before provision (benefit) for income taxes	119	516	144	51	(79)	751
Provision (benefit) for income taxes	30	89	37	18	(25)	149

Net income (loss)	89	427	107	33	(54)	602
Less: net loss attributable to noncontrolling interests					2	2
Net income (loss) attributable to the Company	$89	$427	$107	$33	$(52)	$604

Total assets	$38,504	$80,383	$9,267	$1,550	$5,347	$135,051
DAC	1,462	3,201		56		4,719
Separate account assets	6,978	49,996				56,974
Policyholder and contract liabilities	28,718	25,434		1,000	295	55,447
Separate account liabilities	6,978	49,996				56,974

The following is segment information for the year ended December 31, 2014:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
	(In Millions)
REVENUES
Policy fees and insurance premiums	$933	$1,761		$720		$3,414
Net investment income	1,084	1,075	$1	14	$234	2,408
Net realized investment gain (loss)	12	(629)		(1)	21	(597)
OTTI	(4)	(8)			(12)	(24)
Investment advisory fees	27	308			41	376
Aircraft leasing revenue			796			796
Other income	20	204	24	9	2	259
Total revenues	2,072	2,711	821	742	286	6,632

BENEFITS AND EXPENSES
Policy benefits	600	1,436		614		2,650
Interest credited	803	346			54	1,203
Commission expenses	212	166		20		398
Operating expenses	327	438	137	34	104	1,040
Depreciation of aircraft			336			336
Interest expense	6		244		133	383
Total benefits and expenses	1,948	2,386	717	668	291	6,010

Income (loss) before provision (benefit) for income taxes	124	325	104	74	(5)	622
Provision (benefit) for income taxes	33	41	12	26	(10)	102

Net income	91	284	92	48	5	520
Less: net (income) loss attributable to noncontrolling interests			(2)		5	3
Net income attributable to the Company	$91	$284	$90	$48	$10	$523

17.                   TRANSACTIONS WITH RELATED PARTIES

PLFA serves as the investment adviser for the Pacific Select Fund and the Pacific Funds Series Trust.  Investment advisory and other fees are based primarily upon the NAV of the underlying portfolios.  These fees, included in investment advisory fees and other income, amounted to $339 million, $378 million and $395 million for the years ended December 31, 2016, 2015 and 2014, respectively.  In addition, Pacific Life and PLFA provide certain support services to the Pacific Select Fund, the Pacific Funds Series Trust and other affiliates based on an allocation of actual costs.  These fees amounted to $17 million, $14 million and $15 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Additionally, the Pacific Select Fund and Pacific Funds Series Trust have service and other plans whereby the funds pay Pacific Select Distributors, LLC (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, as distributor of the funds, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable annuity and life insurance contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services.  For the years ended December 31, 2016, 2015 and 2014, PSD received $115 million, $130 million and $136 million, respectively, in service and other fees from the Pacific Select Fund and Pacific Funds Series Trust, which are recorded in other income.

Pacific Life and PL&A’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration.  The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from Pacific Life and PL&A.  Consequently, substantially all of the Pacific Life and PL&A’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for future policy benefits are contracts with the affiliated assignment company with contract values of $3.2 billion and $2.9 billion as of December 31, 2016 and 2015, respectively.  In addition, included in the liability for policyholder account balances are contracts with the affiliated assignment company of $2.3 billion and $1.7 billion as of December 31, 2016 and 2015, respectively.  Related to these contracts, Pacific Life and PL&A received $361 million, $298 million and $296 million of insurance premiums and paid $190 million, $164 million and $148 million of policy benefits for the years ended December 31, 2016, 2015 and 2014, respectively.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty.  The notional amounts total $716 million and $579 million as of December 31, 2016 and 2015, respectively.  The estimated fair values of the derivatives were net liabilities of $16 million and $22 million as of December 31, 2016 and 2015, respectively.

18.                   COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

			Fixed Maturity
		Limited	Securities and
	Mortgage Loans	Partnerships	Other Investments	Total
Years Ending December 31:
2017	$578	$242	$327	$1,147
2018 through 2019	732	254		986
2020 through 2021	143	168		311
2022 and thereafter		102	2	104
Total	$1,453	$766	$329	$2,548

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable.  Rent expense, which is included in operating and other expenses, in connection with these leases was $8 million for each of the years ended December 31, 2016, 2015 and 2014.  Aggregate minimum future office lease commitments are as follows (In Millions):

Years Ending December 31:
2017	$10
2018 through 2021	23
2022 and thereafter	4
Total	$37

As of December 31, 2016, ACG had commitments to purchase aircraft scheduled for delivery through 2022.  All of these commitments arise from fixed price purchase agreements with Boeing, Airbus and other third parties, and include adjustments for inflation.  As of December 31, 2016, the aggregate estimated total remaining payments (including adjustments for certain contractual escalation provisions) are due as follows (In Millions):

Years Ending December 31:
2017	$1,160
2018	1,516
2019	1,645
2020	1,529
2021	1,420
Thereafter	85
Total	$7,355

As of December 31, 2016, deposits related to these agreements totaled $499 million and are included in other assets.

The Company entered into an agreement with PLR to guarantee the performance of reinsurance obligations of PLR.  During 2015, Pacific Life entered into an agreement with Pacific Life Re (Australia) Pty Limited (PLRA), a wholly owned indirect subsidiary of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRA.  These guarantees are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLR or PLRA and Pacific LifeCorp.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life has an agreement with PLRC to guarantee the performance of reinsurance obligations of PLRC.  Management believes that additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life has a commitment to provide funds, on Pacific LifeCorp’s behalf, of up to 100 million pound sterling to PLR.  This commitment is secondary to Pacific LifeCorp and is contingent on the nonperformance by Pacific LifeCorp.  Management believes that additional obligations, if any, related to this commitment are not likely to have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company.  In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements.  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

During 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Dividends Received Deductions (DRD) and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan.  The IRS issued Revenue Ruling 2014-7 that superseded Revenue Ruling 2007-54 and Revenue Ruling 2007-61.  This ruling holds that the IRS will not address this issue through regulation, but defer to legislative action.  Depending on legislative action, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation.  Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not historically made material payments for these types of indemnifications.  The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters.  Management believes that judgments, if any, against the Company related to such matters and the Company’s estimate of reasonably possible losses exceeding amounts already recognized on an aggregated basis is immaterial and are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies.  These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated.  The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 2 for discussion of contingencies related to reinsurance of statutory reserves to affiliates.

See Note 8 for discussion of contingencies related to derivative instruments.

See Note 15 for discussion of other contingencies related to income taxes.